UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 to April 30, 2016

ITEM 1.  Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17FR 270.30e -1):

Semi-Annual Report
April 30, 2016
Classes A, B, C, I, O, R, R6 and W
Global and International Funds
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Voya Diversified Emerging Markets Debt Fund

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Voya Diversified International Fund

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Voya Global Bond Fund

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Voya Global Perspectives® Fund

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Voya Global Value Advantage Fund

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Voya Multi-Manager International Small Cap Fund

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Voya Russia Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Negative Interest Rates – What Does That Even Mean?
Dear Shareholder,
During the bleak days of February 2016 — when markets around the world were tumbling, and the U.S. seemed to be teetering on the brink of recession — the question began to swirl whether the U.S. Federal Reserve Board (“Fed”) might adopt a negative interest rate policy to further extend its efforts at stimulating the economy. Negative rates mean that instead of paying interest on certain types of deposits by banking institutions, the central bank charges depositors a fee; the policy seeks to force money out of reserve accounts and back into the economy. The question didn’t come out of nowhere: Countries such as Denmark and Sweden had been using negative interest rates with some success, while both the European Central Bank and Bank of Japan also have adopted them.
Today the U.S. economic picture looks better than it did during February. As a result, negative rates are less of a concern here at the moment — though “lower for longer” seems to be a much more likely scenario. By resisting hikes so far this year, Fed policy is now more aligned with those of central banks in Europe, Japan and China. As the wind shifts back toward tightening, however, U.S. policy once again begins to diverge from that of its global counterparts, which will have implications for global asset markets. Negative interest rates have provided economic stimulus but also have driven out investors seeking positive returns. Rising U.S. rates send a positive message about economic strength, but could also cause capital flight from emerging markets.
Such tradeoffs pose challenges when positioning investment portfolios. Which risks are worth taking given the potential rewards? Which should be avoided altogether? One risk you certainly should avoid is attempting to time the market. Regardless of where you expect to find challenges and opportunities, no one knows exactly when they will occur. We at Voya continue to believe that the best approach is to keep your portfolio globally diversified and fully invested. As always, we recommend that you thoroughly discuss any prospective portfolio changes with your financial advisor before taking action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
May 18, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended April 30, 2016

As our new fiscal year started, markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having been shaken in August when China announced a 2% devaluation of the yuan, had staged a strong recovery in October. But this stalled in November and started to unravel in December. Concerns intensified into February before a dramatic rally left the Index down just 2.63% for the first half of the fiscal year. (The Index returned -1.05% for the six-months ended April 30, 2016, measured in U.S. dollars.)
U.S. economic data were mixed during the period. One island of fairly consistent optimism was employment. New jobs averaged over 245,000 per month and the unemployment rate fell to 5.0%. But the good news was like an island because it seemed to end at the water’s edge with little of it exported to other areas of economic activity like wages, prices and retail sales.
The Federal Open Market Committee (“FOMC”) continually referred to employment in its deliberations and the concern was that this would be used to justify more interest rate increases than the economy could bear. The FOMC on December 16 announced a 0.25% increase in the federal funds rate as a first step in normalizing policy, with FOMC members forecasting four additional rate increases in 2016. This was a prospect condemned by many as detached from reality, to the point of risking recession.
So investor sentiment started 2016 in rather a sour mood and this quickly deteriorated.
Indeed the economic news out of the U.S. in January did nothing to dispel the fears. The purchasing managers’ index in the manufacturing sector indicated contraction in these industries. Industrial production was falling, as were retail sales. Consumer prices were barely moving: the headline index only rose 0.7% in 2015, the smallest increase since 2008. Gross Domestic Product (“GDP”) in the U.S. was estimated to have grown at a scant 0.7% annual rate in the fourth quarter of 2015.
One reason for sluggish headline inflation the world over was falling energy prices, which had resumed their decline in late 2015 and into 2016, driven to repeated multi-year lows by faltering demand and uncontrollable supply. Inflation was practically non-existent and negative bond yields were increasingly common, encouraged and defended by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was to many commentators an unstable dynamic which could only end badly.
The perception of divergence and the general pessimism were made worse by events in China, amid fears that the economy was slowing faster than anyone would admit. Rattled by the global market reaction to their clumsy attempt at currency devaluation in August, the authorities were spending about $100bn per month in foreign exchange reserves to keep the yuan steady. On January 7, China set the yuan sharply lower, suggesting that they were now reconciled to further devaluation. A few days earlier, a new bout of panic in the Chinese stock market triggered a recently introduced circuit-breaker, which was then quickly abandoned as counter-productive. Perceptions of incompetence were rife, straining investor confidence even more.
Exactly why many markets hit bottom on February 11 is not clear. At around this time, FOMC Chair Yellen reiterated expectations for gradual tightening and downplayed recession risks. She did so again when the FOMC left rates unchanged at their March 16 and April 27 meetings. China set a GDP growth target of 6.5% to 7.0% for 2016 and hinted that the yuan had fallen far enough. China’s foreign exchange reserves stabilized. At least temporarily, sentiment had turned. Major oil producing nations failed to agree to curtail oil production, and the market shrugged it off. The Index, down nearly 14% for the fiscal year on February 11, regained almost 13% by April 29; the price of a barrel of oil soared 75%. The FOMC’s preferred measure of inflationary expectations bounced 0.40% to 1.82%.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 2.82% in the six-months through April, the Barclays U.S Treasury Bond sub-index added 2.50%. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 4.34%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 2.38%, in both cases from a losing position at the end of January.
U.S. equities, represented by the S&P 500® Index including dividends, gained just 0.43% for the six-months, 7.05% in the last three, paced by the more defensive telecoms 14.68% and utilities 12.75%. The worst performing sector was technology -4.32% as a number of prominent names missed first quarter earnings estimates. In total S&P 500® earnings per share were forecast to suffer their fourth consecutive year-over-year decline.
In currencies, the dollar suffered from reduced expectations for U.S. interest rate increases and a growing skepticism about the effectiveness of euro zone and Japanese quantitative easing. The dollar lost 3.89% against the euro, 11.71% against the yen, but advanced 5.60% against the pound as latterly the possibility of Britain’s exit from the European Union loomed larger.
In international markets, the MSCI Japan® Index slumped 13.85% in the six-months through April, as the yen rose sharply, threatening yen-denominated profitability. The MSCI Europe ex UK® Index lost 7.57%, with the financials sector particularly hard hit by the margin-squeezing effect of low (if not negative) interest rates. The MSCI UK® Index, edged up 0.02%. Its financials also suffered from low interest rates, but the losses were offset by gains on defensive staples and by recovering energy and materials.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
JP Morgan Corporate Emerging Markets Bond Index Broad Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI DIVERSIFIED results in well-distributed, balanced weightings for countries included in the index.
JP Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
JP Morgan Government Bond Index - Emerging Markets Global Diversified	A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World IndexSM	A broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

Benchmark Descriptions (continued)

Index	Description
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index	A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
S&P Developed ex-US SmallCap Index	An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Portfolio Managers’ Report	Voya Diversified Emerging Markets Debt Fund

Target Allocations as of April 30, 2016 (percent of net assets)

Hard Currency	45%
Local Currency	45%
Corporates	10%

Portfolio holdings are subject to change daily.
Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt” or the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. Though the Fund may make direct investments in fixed-income and floating rate debt instruments of issuers in emerging market countries (collectively, “EMD Securities”), it achieves its exposures primarily through investments in other Voya mutual funds (“Underlying Funds”).The Fund is managed by Brian Timberlake, Ph.D., CFA, Jean-Dominique Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.29% compared to a composite index, which is a blend of 1/3 J.P. Morgan Government Bond Index - Emerging Markets Global Diversified USD Index, 1/3 J.P. Morgan Emerging Markets Bond Index - Global Diversified Index, and 1/3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (“Composite Index”)* and the J.P. Morgan Emerging Markets Bond Index Global Diversified (“JPM EMBI”), which returned 6.13% and 5.35%, respectively, for the same period.
Portfolio Specifics: The Fund posted positive returns but underperformed the JPM EMBI during a reporting period that was characterized by challenging market conditions: falling prices for oil and commodities undercut the economic foundations of many emerging countries in which the Fund invests, resulting in bouts of severe volatility and broad price declines. Credit risk premiums and bond yields rose steeply during the first half of the period before rallying sharply over the second half due to better than expected global economic data, continued central bank accommodations, a USD broad-based sell off, and a rally in commodities. The Fund was able to utilize asset allocation effectively by mitigating various risks such as global beta, markets’ liquidity, and reduce volatility of return for the period.
Throughout the first half of the period, the Fund was positioned more cautiously as single-digit allocations to cash were utilized to minimize volatility. Asset allocation favored emerging markets hard currency over emerging markets corporate debt. The local currency allocation pursued a defensive strategy and was underweighted throughout the period due to ongoing risks and heightened currency volatility and challenging technicals compared to credit. Nevertheless, during the second half of the period, we began reducing our underweight to local currency. Given the Fund’s preference to emerging markets hard currency and corporate debt, the Fund outperformed the Composite Index during the first half of the period but slightly lagged the strong rally that was led by local currency in the latter half of the period. The hard currency and corporate debt allocations outperformed their specific benchmarks for the period, while the local currency allocation underperformed due to its defensive posture, which included underweighting of the longer end of the yield curve and higher beta currencies such as the Brazilian real. The Fund’s cash allocation was able to reduce volatility, but slightly detracted from carry.
With respect to the Fund’s allocations to hard currency, positive contributors to returns included exposure to Indonesia and Mexico, as state-owned oil companies rallied with commodity prices. Another positive contributor to results for the period was the Fund’s overweight of Argentina. Our holdings benefited from a pivotal election result in which an older, socialist-oriented regime was replaced by a new, more market-friendly administration. By contrast, the Fund’s underweight exposure in Colombia, Ecuador, and Malaysia detracted from performance. Also detracting was the Fund’s exposure to Chile, where we held utility company bonds that underperformed the market.
With respect to the Fund’s allocations to corporate debt, the biggest contributor to results was the Fund’s overweight of the industrial sector in Mexico. Mexican exporters to the United States benefited during the period from the relatively stronger U.S. economy. An overweighting of CEMEX SAB de CV was one of the Fund’s top contributors in this respect. Mexican bonds there showed strength across the board, and the Fund benefited from its position in PEMEX. The Fund’s holdings of Brazilian pulp and paper producer Suzano Papel e Celulose also contributed to results. Another relative contributor was the Fund’s lack of exposure to Oi, a large telecommunications company that struggled in Brazil’s economic malaise. Another detractor was the Fund’s position in Vedanta Resources plc, an Indian commodities and energy conglomerate. Vedanta bonds sold off after a failed merger attempt with a subsidiary. We decided to trim the Fund’s exposure to commodities and exited the position in early February; as a result, the Fund missed the late February recovery as commodities rebounded. The Fund’s underweighting of financials in Brazil and Russia also detracted as those markets rallied strongly in late March.
The Fund’s allocations to local currency slightly underperformed for the period: our cautious positioning in high beta currencies, which had served the Fund well for most the period, led to relative underperformance as emerging market local currency assets rallied towards period-end. The Fund’s underweight in interest rate exposure, or duration, in volatile countries such as Brazil and Russia, also detracted from performance. Capital and fund flows led to a strong and unexpected shift in demand, which resulted in a large price increase in longer-maturity bonds. The Fund was underweight long-dated bonds and therefore did not fully participate in the price rally. Currency exposure was another significant detractor from relative results. The Fund was hurt by its underweight of the South African rand, Russian ruble, Brazilian real and Colombian peso, all of which performed strongly after the U.S. Federal Reserve Board’s (“Fed”) dovish comments brought down the value of the U.S. dollar. The Fund’s overweight of the Mexican peso also detracted; the peso was the only emerging market currency that failed to recover in the period-end rally.
Current Outlook and Strategy: While the U.S. yield curve likely will steepen given signs of  “green shoots” in the economic activities data, especially in the manufacturing sector, we believe the magnitude of the move will be limited by the data itself. Improving numbers will increase the probability of a Fed hike and may inspire renewed flattening.
Despite ongoing global concerns related to the long-term path of economies and trade, investors decided to return to beaten-down emerging market assets, driven by a more dovish tone from the Fed and China’s plans to tackle its fragile growth outlook with fiscal initiatives. Meanwhile, commodity prices have rebounded since mid-February given expectations of more balanced supply and demand in the oil market..
The search for yield and price appreciation currently prevails, as technical factors keep improving. Inflows into emerging equity markets and exchange traded funds have led the rally, triggering an accompanying leg up in emerging market currencies. The latest political uncertainties in Brazil and South Africa were interpreted by market participants as a positive catalyst for potential political change and structural reform. We are constructive on the prospects for emerging markets.

*
On November 23, 2015, the Fund changed its primary benchmark from the JPM EMBI to the Composite Index because the Composite Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Diversified International Fund	Portfolio Managers’ Report

Target Allocations as of April 30, 2016 (as a percentage of net assets)

International Equity	90%
Emerging Markets	10%

Portfolio holdings are subject to change daily.
Voya Diversified International Fund (“Diversified International” or the “Fund”) seeks long-term growth of capital. The Fund invests in a combination of other Voya mutual funds (“Underlying Funds”) according to target allocations determined by Voya Investment Management Co. LLC (“Voya IM”). The Fund is managed by Paul Zemsky, CFA, Jody Hrazanek and Halvard Kvaale, CIMA, Portfolio Managers of Voya IM — the Sub-Adviser.*
Performance: For the six-month period ended April 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of  -2.99% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-US”) which returned -1.75% for the same period.
Portfolio Specifics: International small cap equities were the only international asset class to provide positive returns during the reporting period. Emerging markets equities and international developed equities both provided negative returns, with international developed equities returns severely lagging those of emerging markets. The Fund is managed to a long-term strategic asset allocation, which differs in some respects from the MSCI ACWI ex-US. The Fund’s strategic asset allocation consists of MSCI EAFE® 85%, MSCI Emerging Markets 10% and MSCI EAFE Small Cap 5%. The strategic asset allocation returned -2.49% during the reporting period and lagged MSCI ACWI ex-US mainly because of the latter’s exposure to Canadian equities, which rebounded strongly. For the reporting period, the Fund underperformed its strategic asset allocation benchmark. There were no tactical moves during the reporting period.
The Fund’s allocations to the Voya Multi-Manager International Small Cap Fund, Voya International Core Fund and Voya Multi-Manager Emerging Markets Equity Fund underperformed their respective benchmarks for the period. The Fund’s allocation to the Voya Multi-Manager International Equity Fund outperformed its benchmark. Additionally, an approximate 13% allocation was held in an ETF that tracks the MSCI EAFE® Index.
Current Strategy and Outlook: Risk assets continued their rally in March, as short-term concerns over a potential U.S. recession and China hard landing abated. While recent domestic data have been mixed, positive sentiment from stabilization in China, a rebound in energy prices and easy monetary policy globally has driven the majority of risk assets into positive territory for the year. Despite the recent strength, medium-term risks persist.
Since the third quarter of 2015, the domestic economy has been locked into a period of growth below the post-crisis average. The most recent reading of our U.S. activity indicator shows economic expansion of just 0.7% for first quarter 2016, down from 1.4% in the final quarter of 2015. The consumer remains sluggish, as demonstrated by March’s negative retail sales numbers. Manufacturing is coming off a steep decline for most of 2015 and while there has been some improvement in first quarter 2016, activity measures remain low. Employment continues to be a bright spot for the domestic economy, with wages increasing and jobless claims falling to the lowest level since 1973. We think all of this adds up to a modest re-acceleration in economic growth during the second quarter.
The Chinese economy has stabilized as policy emphasis has swung back to demand-side stimulus from supply-side reform. A few key economic indicators troughed, including electricity consumption (in late 2015) and freight traffic volume (in early 2016). Recent macro data on industrial production and manufacturing surveys have surprised to the upside as well. Our three-factor China activity model is currently implying a gross domestic product equivalent growth rate of 6.8%, broadly in line with consensus estimates.
Monetary policy remains accommodative globally. Slow growth and low readings on inflation data may keep the U.S. Federal Reserve Board cautious about raising rates too quickly. We continue to expect two hikes this year, with the first coming no earlier than June. The market-implied probability of a hike by December is currently just above 65%. The European Central Bank made no changes to policy at its April meeting, with President Draghi asking for patience from those skeptical that recent easing actions haven’t yet spurred economic growth. The Bank of Japan also refrained from adding stimulus at its April meeting, a move met with a surging yen and dampened sentiment for risk assets globally.
Global equities fell to an important low in mid-February, which was reinforced by very oversold market conditions. Since then, global equities have gained about 16.2%. A weaker dollar and stabilizing oil prices might be tailwinds for U.S. earnings going forward. We think first quarter 2016 likely will be the trough to the U.S. earnings weakness over the past year. Some measures suggest domestic equity valuations are at their long-term averages, limiting upside return potential absent strong growth. In fixed income, credit markets currently offer better value than U.S. Treasuries, though default rates for speculative-grade debt have been on the rise.

*
Effective December 18, 2015, Jody Hrazanek was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Bond Fund

Geographic Diversification as of April 30, 2016 (as a percentage of net assets)

United States	67.7%
Belgium	7.8%
Spain	4.8%
Austria	3.4%
United Kingdom	2.6%
Cayman Islands	2.0%
Mexico	1.9%
Russia	1.1%
Netherlands	1.0%
France	0.9%
Countries between 0.0% – 0.8%^	9.5%
Liabilities in Excess of Other Assets*	(2.7)%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 38 countries, which each represents 0.0% – 0.8% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (“Global Bond” or the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Mustafa Chowdhury, Christine Hurtsellers, CFA, and Brian Timberlake, Ph.D., CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.38% compared to the Barclays Global Aggregate Index (“BGA Index”), which returned 6.09% for the same period. Class A shares included a total of  $0.21 per share of return of capital for the six-month period ended April 30, 2016.
Portfolio Specifics: For the fiscal reporting period, the Fund posted positive returns and outperformed the BGA Index. Throughout the period, we maintained a more risk-off bias. This positioning drove the Fund’s positive results for the period. The Fund’s allocation to spread assets was the main driver of performance as spreads across credit markets finished the period tighter despite experiencing a downturn over the first six weeks of 2016. This rally, however, was more technically driven and as a result of steadying commodity prices, a weakening U.S. dollar, and a more dovish U.S. Federal Reserve Board (“Fed”), not necessarily due to improved fundamentals. Rates positioning, also drove outperformance as global yield curves flattened. The Fund’s FX positioning had mixed results within emerging market and developed market currencies and was neutral over all. For example, overweights in Scandinavian currencies added value but an underweight in the Australian dollar and positioning in the Euro detracted from performance.
Foreign exchange forwards, futures, swaps, swaptions and credit default swap foreign exchange options were used during the
Top Ten Holdings as of April 30, 2015 (as a percentage of net assets)

Belgium Government Bond, 0.800%, 06/22/25	7.8%
United States Treasury Note, 1.375%, 04/30/21	6.8%
Fannie Mae, 3.500%, 12/25/40	4.9%
Spain Government Bond, 2.150%, 10/31/25	4.8%
Austria Government Bond, 1.650%, 10/21/24	3.4%
United Kingdom Gilt, 3.500%, 01/22/45	1.6%
United States Treasury Note, 1.625%, 02/15/26	1.5%
Fannie Mae, 4.500%, 05/01/44	1.1%
United States Treasury Bond, 3.000%, 11/15/45	1.1%
Freddie Mac Series 4194 GI, 4.000%, 04/15/43	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
period and contributed to performance.
Current Strategy and Outlook: We maintain our basic view that the domestic economy will continue to grow, albeit still at a frustratingly low pace. U.S. growth has the potential to surprise to the upside as job growth continues and better than expected economic data is released throughout the upcoming quarter. That being said, we do believe that the Fed will err on the side of caution on any further rate hikes. We continue to favor U.S.-centric asset classes and will continue to favor a more risk-off bias as we analyze global macroeconomic conditions moving forward. We maintain our constructive view of the Japanese yen and will remain short the Euro as the European Central Bank continues to keep interest rates low. Furthermore, we will continue to favor developed markets over emerging markets given continued uncertainty out of China and possible contagion due to China across other emerging market countries.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Global Perspectives® Fund	Portfolio Managers’ Report

Target Allocations as of April 30, 2016 (percent of net assets)

U.S. Large Cap Equities	5%
U.S. Mid Cap Equities	5%
U.S. Small Cap Equities	5%
Global Real Estate	5%
International Equities	5%
Emerging Market Equities	5%
U.S. Investment Grade Bonds	17.5%
U.S. Government Bonds	17.5%
Global Bonds	17.5%
U.S. High Yield Bonds	17.5%
Portfolio holdings are subject to change daily.
Voya Global Perspectives® Fund (“Global Perspectives” or the “Fund”) seeks total return. Under normal market conditions, the sub-adviser invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities; approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the six-month period ended April 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.99% compared to the 1.02% return of the S&P Target Risk Growth Index and the 2.58% return of the Fund’s composite index (“Composite Index”)(1).
Portfolio Specifics: The Fund outperformed the S&P Target Risk Growth Index primarily due to its defensive tactical allocation, underweight equities, particularly international equities, and overweight fixed income relative to their respective benchmark. During the period, fixed income significantly outperformed equities as the market favored a defensive positioning and U.S. equities outperformed international equities.
Within asset classes the Fund’s fixed income securities outperformed those of the benchmark on average, primarily due to the allocation to Voya Global Bond Fund. This more than offset the underperformance of Voya High Yield Bond Fund and Voya GNMA Income Fund, while Voya Intermediate Bond Fund essentially matched the benchmark average.
Current Outlook and Strategy: Although volatility gripped the financial markets over the last six months, the consumer continues to drive U.S. gross domestic product to new all-time record highs. This highlights the often-divergent trajectories of the financial markets and the economy. The markets need to assimilate a number of issues — including the strong dollar, slowing global demand and a commodities bust — but the consumer is 70% of the U.S. economy and is a game changer for growth. So beyond all the doom and gloom, we believe there are two bullish things to keep in mind. One, the consumer’s strength can be a game changer, especially in light of a positive economic backdrop of a solid employment market, increasing wages, housing’s continued recovery and low interest rates. Two, the private economy is nothing if not resilient, and corporate earnings tend to be skewed to the upside.
Oil, China and global central banks have been and will continue to be areas of uncertainty but have shown signs of stabilization. Additionally, we believe continued accommodative U.S. Federal Reserve Board policy on top of improving economic data will continue to be supportive of markets. However, fundamentals — as measured by corporate earnings — are projected to be weak, which is indicative of headwinds for the markets. Fundamentals drive markets, and we believe it is always prudent to stick with your plan in good times and bad. And as always, diversification helps smooth the market bumps along the way.

(1)
The Global Perspectives Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of April 30, 2016, the index allocation was approximately: 10% of the S&P 500® Index, 10% of the S&P MidCap 400 Index, 10% of the S&P SmallCap 600® Index, 10% of the FTSE EPRA/NAREIT Developed Index, 10% of the MSCI EAFE Index, 10% of the MSCI Emerging Markets Index, 10% of the Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Barclays U.S. Treasury 20+ Year Index, 10% of the Barclays Global Aggregate Index, and 10% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Value Advantage Fund

Geographic Diversification as of April 30, 2016 (as a percentage of net assets)

United States	52.6%
Switzerland	7.1%
Japan	5.0%
Germany	4.9%
United Kingdom	4.3%
Netherlands	3.7%
France	2.9%
China	2.8%
Ireland	1.6%
Italy	1.6%
Countries between 0.9% – 1.4%^	9.2%
Assets in Excess of Other Liabilities*	4.3%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 8 countries, which each represents 0.9% – 1.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Value Advantage Fund* (“Global Value Advantage” or the “Fund”) seeks long-term capital growth and current income. The Fund is managed by James Ying, CFA, Assistant Portfolio Manager, and Martin Jansen, Christopher F. Corapi, Maya Venkatraman and Vincent Costa, CFA, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.**
Performance: For the six-month period ended April 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of  -3.72% compared to the MSCI ACW IndexSM (“MSCI ACWI”) which returned -0.94% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the MSCI ACWI due to unfavorable stock selection. On the sector level, stock selection within the industrials and materials sectors detracted the most value. While stock selection within the energy sector also detracted from returns, our overweight allocation to integrated oil and gas stocks helped offset losses. By contrast, stock selection within the consumer discretionary and utilities sectors contributed the most to relative performance.
Among the largest individual detractors from performance were BHP Billiton Limited, Valero Energy Corporation and Apple Inc.
Shares of BHP Billiton, a producer and processer of minerals, gas and oil, underperformed for the period. The stock sold off after the Brazilian Federal Government and certain state governments announced their intention to commence legal proceedings against Samarco Mineração S.A, Vale S.A. and BHP Billiton following the breach of the Fundao tailings dam and Santarm water dam which occurred on November 5, 2015, resulting in significant clean-up costs.
Within the energy sector, shares of Valero, a refinery with assets advantaged in the U.S. and U.K., underperformed due to generally poor refining margin conditions. The company reported first quarter 2016 earnings that missed consensus expectations due to lower refining margins. Disciplined capital allocation has led improving free cash flow trends that have resulted in heightened dividends and share repurchases.
Within the information technology sector, our overweight position in Apple Inc. underperformed. While expectations were lower coming into the second half of the 2016 financial year, the company reported earnings that were extremely disappointing and management provided guidance that was significantly weaker than anticipated. With customers delaying upgrades or trading down to older models to save money, the iPhone 6s product cycle is clearly not resonating with consumers. Unlike past “s” cycles which face similar upgrade cycles, the smartphone market has slowed dramatically, removing a tailwind that used to exist to propel growth through each product set. While the smartphone market remains oppressed in the near-term, we continue to own the stock and believe that Apple’s brand equity is strong. We believe the delayed upgrades will result in better unit growth for the 2017 financial year as the iPhone 7 is launched.
Top Ten Holdings as of April 30, 2016* (as a percentage of net assets)

Apple, Inc.	2.9%
Microsoft Corp.	2.5%
Amazon.com, Inc.	2.5%
Siemens AG	2.4%
JPMorgan Chase & Co.	2.2%
Wells Fargo & Co.	2.2%
Coach, Inc.	2.2%
Roche Holding AG	2.0%
McDonald’s Corp.	2.0%
Cisco Systems, Inc.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Among the top individual contributors to performance were Schlumberger NV, McDonald’s Corporation and Royal DSM NV.
Our overweight position in Schlumberger NV, a provider of diversified products and services to the oil and gas exploration and production industry, outperformed. Amidst a difficult environment, the company strived to overcome tremendous adversity through cost reduction initiatives and optimizing operational efficiency. Management believes they have right sized the company to help curtail margin degradation from lower activity levels in 2016. Furthermore, Schlumberger remains the most profitable oilfield services company and has the ability to invest through the downturn to be better positioned for a recovery in 2017.
Within the consumer discretionary sector, our overweight position in McDonald’s Corporation benefited from turnaround and operations simplification which investors believed was paving the way for a strong recovery in 2016. The outlook remains fairly positive as expected improved value messaging, quality investments, better execution and operational/service improvements should continue to drive shares higher.
Our overweight position in Royal DSM, a Dutch manufacturer and seller of nutritional and pharmaceutical ingredients and industrial chemicals outperformed following solid fourth quarter 2015 results driven by better-than expected volume growth in Nutrition.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors and regions. Going forward we believe that high quality, high dividend paying global equities will continue to be in demand by investors, who are searching for income and for funds with good downside capture.

*
Effective May 1, 2016, the Fund’s name changed from Voya Global Value Advantage Fund to Voya Global Equity Fund.

**
Effective December 31, 2015, Maya Venkatraman was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2016 (as a percentage of net assets)

Japan	25.8%
United Kingdom	15.3%
Germany	6.8%
Switzerland	6.0%
Italy	5.9%
France	5.7%
Canada	5.6%
Australia	5.1%
Sweden	2.5%
South Korea	2.4%
Countries between 0.0% – 1.9%^	16.2%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 34 countries, which each represents 0.0% – 1.9% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management LLC (“Acadian”), Victory Capital Management Inc. (“Victory Capital”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, and Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, all Portfolio Managers of the Sleeve that is managed by Acadian; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital; and Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager, and Daniel Maguire, CFA, Senior Managing Director and Equity Portfolio Manager, of the Sleeve that is managed by Wellington.
Performance: For the six-month period ended April 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of  -0.96% compared to the S&P Developed ex-US SmallCap Index and the MSCI EAFE® Small Cap Index, which returned 3.17% and 2.46%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — The Sleeve underperformed the S&P Developed ex-US SmallCap Index by approximately 188 basis points (1.88%) for the six-month period ended April 30, 2016. With respect to stock selection, Japan was the key source of negative active return, driven by holdings in steel bar producer Tokyo Tekko and trading company Inabata & Co., Ltd. Stock selection was more successful in Germany and the U.K., respectively led by holdings in forklift truck producer Jungheinrich and tour operator Dart Group. With regard to country allocations, key sources of value added included underweight positions in Hong Kong and the U.K., along with an overweight position in Canada. An underweight position in Australia and an opportunistic exposure to Taiwan detracted from these gains. Sector allocations yielded positive results, largely due to an underweight
Top Ten Holdings as of April 30, 2016* (as a percentage of net assets)

Lonza Group AG	1.2%
Nippon Shinyaku Co., Ltd.	0.8%
Zenkoku Hosho Co. Ltd.	0.7%
Imerys SA	0.6%
Asahi Intecc Co. Ltd.	0.6%
Daikyonishikawa Corp.	0.6%
UbiSoft Entertainment	0.6%
Keller Group PLC	0.6%
Yuasa Trading Co., Ltd.	0.5%
Galenica AG	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
position in financials and an overweight position in health care.
Victory Capital Sleeve — The Sleeve underperformed the S&P Developed ex-US SmallCap Index by approximately 413 basis points (4.13%) for the six-month period ended April 30, 2016. International small cap equity markets rose during the period despite volatile oil prices, renewed fears of China’s decelerating growth, uncertainty surrounding central banking policies and concerns regarding the U.K. exiting the European Union. Overall security selection was negative and accounted for all of the Sleeve’s relative underperformance, particularly in the consumer discretionary, information technology and materials sectors. Within consumer discretionary, the strategy’s top holding, Stroeer SE & Co. was the largest detractor to performance. The German out of home media company fell after a short seller recently announced taking a negative position in the company. The short seller made several negative allegations with regard to the company’s reporting and management integrity to which Stroeer SE & Co. responded to each point in detail shortly after. The company also raised both earnings and growth guidance for 2016 in advance of its first quarter report. Within information technology, NS Solutions, a Japanese information services company, declined even though quarterly earnings were in-line with expectations. The share price slide reflected concern over whether revenue growth would be sustainable in light of potentially fewer integration projects at megabanks and steel companies.
Notable outperformance was generated in the financials and energy sectors and was boosted by two holdings in particular. Ichigo Inc., a Japanese diversified financials company with a focus on real estate redevelopment and clean energy, advanced as the company benefitted from a surge in demand for hotel properties from the J-REIT industry as well as a growing demand for solar power. Canadian listed oil and gas company, Parex Resources, gained against a backdrop of sharp swings in oil prices during the period. The company delivered strong results on production growth and cost reduction in its quarterly results.
Wellington Sleeve — The Sleeve underperformed the MSCI EAFE® Small Cap Index by approximately 637 basis points (6.37%) for the six-month period ended April 30, 2016, primarily due to negative security selection.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Weak security selection within the consumer discretionary, financials, industrials, and materials sectors detracted most from relative results. This was partially offset by stronger selection within the energy and consumer staples sectors. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative performance, particularly the Sleeve’s overweight allocation to the consumer discretionary sector and an underweight to the strong performing consumer staples sector. A frictional cash position also detracted from results. This was partially offset by the Sleeve’s overweight allocation to the health care sector and underweight to the financials sector.
From a regional perspective, weak security selection within Japan and the UK detracted most from relative performance. An overweight allocation to emerging markets, and underweights to Asia Pacific ex Australia and Japan contributed positively to relative results.
Top relative detractors during the period included UK-based owner and operator of restaurants and pubs Restaurant Group, Japan-based manufacturer and distributor of industrial chemicals Nippon Shokubai, and Japan-based Shinsei Bank. Top relative contributors included Switzerland-based airline catering and hospitality provider Gategroup, Australian-based media company oOh! Media, and Japan-based pharmaceutical firm Nippon Shinyaku.
Current Strategy and Outlook: Acadian Sleeve — Our approach emphasizes finding companies that we believe are attractively priced, have an improving outlook for earnings growth, strong operating and asset quality characteristics, and good momentum. We use a quantitative framework to trade off these characteristics and determine which companies are currently the best investments. We mostly emphasize stock selection, but also consider macroeconomic drivers and assess which regions and industries are most attractive. We currently are overweighting Japan and Germany. We also maintain opportunistic exposures to several emerging markets, including India and Taiwan. We are underweighting the U.K., France, and Australia. At the sector level, we are currently emphasizing health care and information technology, and are underweight financials and consumer staples.
Victory Capital Sleeve — The U.S. Federal Reserve Board’s dovish comments at the end of the quarter suggest less striking policy divergence among central banks. Investors remain uncertain of the implications of negative interest rates as there is no historical precedent to judge its overall effectiveness. Although oil prices and central bank policies are near term highly influential to the market, we believe that company fundamentals, including corporate earnings and valuations, will prevail over the long-run. Within energy, we continue to stay clear of high cost producers and focus on flexible energy companies with robust balance sheets that can withstand today’s depressed commodity environment. We will remain focused on stock selection while adhering to our strict country and sector risk controls.
Wellington Sleeve — Our investment process continues to prioritize intensive fundamental bottom-up research to select what we believe to be high quality stocks with strong balance sheets and good business models that are attractively valued relative to their global industry. Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside protection and overall performance over time.
The Sleeve ended the period most overweight the health care and consumer discretionary sectors and most underweight the information technology, consumer staples, and financials sectors. Regionally, the Sleeve ended the period most overweight Japan and emerging markets, and most underweight Asia Pacific ex Australia.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Russia Fund	Portfolio Managers’ Report

Sector Diversification as of April 30, 2016 (as a percentage of net assets)

Energy	40.2%
Materials	16.1%
Financials	13.5%
Consumer Staples	10.1%
Information Technology	10.0%
Telecommunication Services	5.5%
Assets in Excess of Other Liabilities*	4.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russia Fund (“Russia” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Renat Nadyukov and Nathan Griffiths, Portfolio Managers, of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.49% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned 13.30% and 11.96%, respectively, for the same period.
Portfolio Specifics: During the reporting period, bullish market positioning, supportive U.S. oil production data and prospects of coordinated output freezes relentlessly pushed oil prices higher. Russian military action in Syria, Turkey’s decision to shoot down a Russian warplane and a lack of progress with implementation of the Minsk agreements in Ukraine failed to revive geopolitical risks. The Russian economy continued adjusting to lower oil prices and a fall in discretionary spending: economic indicators demonstrated a less pronounced negative trend and annual rate of inflation declined to levels last seen in 2014.
For the reporting period, the Fund underperformed both the RTS and the MSCI Russia 10/40 Index. Fund results were driven by sector allocation, particularly by contributions from the Fund’s overweight allocation to the information technology and consumer staples sectors which detracted from performance. By contrast, the Fund’s underweight allocation to the telecommunication services and utilities sectors contributed positively to performance. Stock selection in the energy and financials sectors detracted from results, while the Fund benefited from stock selection in the materials and consumer staples sectors. The Fund maintained an allocation to cash, which detracted from results during the reporting period.
The Fund continued to invest in companies that we believed were well-positioned to benefit from stable demand for Russian exports and good standards of corporate governance. We held a preference for exporters that we believed would benefit from stable foreign demand and a weak ruble. We also maintained exposure to a selected few domestic consumption-driven companies that we believed to be better protected from weak domestic consumer demand.
Current Outlook and Strategy: The general outlook for Russian equities continues to be largely dominated by oil price, interest rate
Top Ten Holdings as of April 30, 2016* (as a percentage of net assets)

Lukoil PJSC ADR	14.3%
Sberbank PAO ADR	8.1%
Magnit OJSC	6.1%
NovaTek OAO GDR	6.1%
Tatneft	5.2%
Phosagro OAO GDR	4.9%
Alrosa PAO	4.8%
MMC Norilsk Nickel PJSC ADR	4.6%
Surgutneftegas	4.6%
Moscow Exchange MICEX-RTS PJ	4.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
policies, geopolitical risks and growth fears in emerging markets. Oil price remains the single most important indicator of the future performance of Russian equities. The ongoing oil price recovery is being supported by declining U.S. production, potential interventions from oil producing nations and a weak dollar.
We believe that local policy decisions together with adjustments to lower commodity prices and potentially higher interest rates for longer will have a significant influence on the Russian equity market. In the absence of lower energy prices, we do not predict reforms from the Russian government this year. Instead, we are more focused on domestic issues like the impact that the run-up to the parliamentary elections will have on the Russian economy.
Despite Western financial sanctions and large interest plus principal repayments during 2015, Russia was able to replenish hard currency reserves last year. In our opinion, stability is truly one of the most cherished achievements of the current political regime in Russia. As oil prices rise and geopolitical pressure stabilizes, we believe that the risk premium would most probably fall and Russian assets could become more attractive for foreign investors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Shareholder Expense Examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2016*	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2016*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$1,042.90	1.15%	$5.84	$1,000.00	$1,019.14	1.15%	$5.77
Class C	1,000.00	1,037.10	1.90	9.62	1,000.00	1,015.42	1.90	9.52
Class I	1,000.00	1,044.70	0.85	4.32	1,000.00	1,020.64	0.85	4.27
Class W	1,000.00	1,043.30	0.90	4.57	1,000.00	1,020.39	0.90	4.52
Voya Diversified International Fund**
Class A	$1,000.00	$970.10	0.43%	$2.11	$1,000.00	$1,022.73	0.43%	$2.16
Class B	1,000.00	967.20	1.18	5.77	1,000.00	1,019.00	1.18	5.92
Class C	1,000.00	966.70	1.18	5.77	1,000.00	1,019.00	1.18	5.92
Class I	1,000.00	971.90	0.18	0.88	1,000.00	1,023.97	0.18	0.91
Class O	1,000.00	970.00	0.43	2.11	1,000.00	1,022.73	0.43	2.16
Class R	1,000.00	969.30	0.68	3.33	1,000.00	1,021.48	0.68	3.42
Class W	1,000.00	971.80	0.18	0.88	1,000.00	1,023.97	0.18	0.91

Shareholder Expense Examples (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2016*	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2016*
Voya Global Bond Fund
Class A	$1,000.00	$1,063.80	0.90%	$4.62	$1,000.00	$1,020.39	0.90%	$4.52
Class B	1,000.00	1,059.30	1.65	8.45	1,000.00	1,016.66	1.65	8.27
Class C	1,000.00	1,059.10	1.65	8.45	1,000.00	1,016.66	1.65	8.27
Class I	1,000.00	1,065.70	0.61	3.13	1,000.00	1,021.83	0.61	3.07
Class O	1,000.00	1,063.10	0.90	4.62	1,000.00	1,020.39	0.90	4.52
Class R	1,000.00	1,061.70	1.15	5.89	1,000.00	1,019.14	1.15	5.77
Class R6	1,000.00	1,064.50	0.58	2.98	1,000.00	1,021.98	0.58	2.92
Class W	1,000.00	1,065.60	0.65	3.34	1,000.00	1,021.63	0.65	3.27
Voya Global Perspective Fund**
Class A	$1,000.00	$1,019.90	0.57%	$2.86	$1,000.00	$1,022.03	0.57%	$2.87
Class C	1,000.00	1,015.40	1.32	6.61	1,000.00	1,018.30	1.32	6.62
Class I	1,000.00	1,021.40	0.32	1.61	1,000.00	1,023.27	0.32	1.61
Class R	1,000.00	1,018.60	0.82	4.12	1,000.00	1,020.79	0.82	4.12
Class W	1,000.00	1,020.70	0.32	1.61	1,000.00	1,023.27	0.32	1.61
Voya Global Value Advantage Fund
Class A	$1,000.00	$962.80	1.36%	$6.64	$1,000.00	$1,018.10	1.36%	$6.82
Class B	1,000.00	959.30	2.11	10.28	1,000.00	1,014.37	2.11	10.57
Class C	1,000.00	959.30	2.11	10.28	1,000.00	1,014.37	2.11	10.57
Class I	1,000.00	964.10	1.11	5.42	1,000.00	1,019.34	1.11	5.57
Class W	1,000.00	963.80	1.11	5.42	1,000.00	1,019.34	1.11	5.57
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$990.40	1.68%	$8.31	$1,000.00	$1,016.51	1.68%	$8.42
Class B	1,000.00	987.20	2.33	11.51	1,000.00	1,013.28	2.33	11.66
Class C	1,000.00	987.20	2.33	11.51	1,000.00	1,013.28	2.33	11.66
Class I	1,000.00	992.70	1.23	6.09	1,000.00	1,018.75	1.23	6.17
Class O	1,000.00	990.90	1.58	7.82	1,000.00	1,017.01	1.58	7.92
Class W	1,000.00	992.10	1.33	6.59	1,000.00	1,018.25	1.33	6.67
Voya Russia Fund
Class A	$1,000.00	$1,044.90	2.00%	$10.17	$1,000.00	$1,014.92	2.00%	$10.02
Class I	1,000.00	1,045.70	1.74	8.85	1,000.00	1,016.21	1.74	8.72
Class W	1,000.00	1,046.00	1.75	8.90	1,000.00	1,016.16	1.75	8.77

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

Statements of Assets and Liabilities as of April 30, 2016 (Unaudited)

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Perspectives® Fund
ASSETS:
Investments in securities at fair value*	$—	$6,579,218	$479,325,452	$—
Investments in affiliated underlying funds at fair value**	6,890,810	43,182,017	—	37,905,252
Short-term investments at fair value***	310,000	—	32,954,775	—
Total investments at fair value	$7,200,810	$49,761,235	$512,280,227	$37,905,252
Cash	245	78,354	—	5,718
Cash collateral for futures	—	—	1,932,873	—
Cash pledged for centrally cleared swaps (Note 2)	—	—	2,157,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	1,690,000	—
Foreign currencies at value****	—	—	2,561,911	—
Foreign cash collateral for futures*****	—	—	42,470	—
Receivables:
Investments in affiliated underlying funds sold	—	235,621	—	118,612
Investment securities sold	—	—	7,040,981	—
Investment securities sold on a delayed-delivery or when-issued basis	—	—	7,812,700	—
Fund shares sold	10,802	6,471	10,046,611	58,368
Dividends	24	—	2,708	51,499
Interest	—	—	3,410,004	—
Unrealized appreciation on forward foreign currency contracts	429	—	8,469,899	—
Variation margin receivable on centrally cleared swaps	—	—	129,183	—
Prepaid expenses	29,467	41,936	45,170	36,944
Reimbursement due from manager	35,640	20,127	12,098	5,305
Other assets	—	5,079	9,721	259
Total assets	7,277,417	50,148,823	557,643,556	38,181,957
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	363,504	—	49,795
Payable for investment securities purchased	—	—	37,927,913	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	39,144,172	—
Payable for fund shares redeemed	—	14,600	2,965,802	152,479
Payable for foreign cash collateral for futures******	—	—	131,428	—
Unrealized depreciation on forward foreign currency contracts	2,788	—	4,710,464	—
Cash received as collateral for OTC derivatives (Note 2)	—	—	3,820,000	—
Payable for investment management fees	1,911	5,675	183,583	6,191
Payable for distribution and shareholder service fees	14	18,426	34,779	13,999
Payable to custodian due to bank overdraft	—	—	74,375	—
Payable to trustees under the deferred compensation plan (Note 7)	—	5,079	9,721	259
Payable for trustee fees	7	253	2,309	182
Other accrued expenses and liabilities	8,275	73,950	163,060	14,350
Written options, at fair value^	—	—	14,062,172	—
Total liabilities	12,995	481,487	103,229,778	237,255
NET ASSETS	$7,264,422	$49,667,336	$454,413,778	$37,944,702
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$7,334,932	$200,341,658	$450,280,572	$38,532,414
Undistributed (distributions in excess of) net investment income	5,627	(105,010)	(5,580,358)	74,143
Accumulated net realized gain (loss)	(97,495)	(152,830,004)	1,326,615	(336,085)
Net unrealized appreciation (depreciation)	21,358	2,260,692	8,386,949	(325,770)
NET ASSETS	$7,264,422	$49,667,336	$454,413,778	$37,944,702
* Cost of investments in securities	$—	$7,192,439	$473,379,897	$—
** Cost of investments in affiliated underlying funds	$6,867,093	$40,308,105	$—	$38,231,022
*** Cost of short-term investments	$310,000	$—	$32,954,605	$—
**** Cost of foreign currencies	$—	$—	$1,832,509	$—
***** Cost of foreign cash collateral for futures	$—	$—	$42,471	$—
****** Cost of payable for foreign cash collateral for futures	$—	$—	$131,428	$—
^ Premiums received on written options	$—	$—	$16,172,691	$—
See Accompanying Notes to Financial Statements

Statements of Assets and Liabilities as of April 30, 2016 (Unaudited) (continued)

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Perspectives® Fund
Class A
Net assets	$28,958	$25,528,209	$58,659,438	$8,260,512
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	3,175	2,712,580	5,780,504	782,092
Net asset value and redemption price per share†	$9.12	$9.41	$10.15	$10.56
Maximum offering price per share (5.75%)(1)	$9.35(2)	$9.98	$10.41(2)	$11.20
Class B
Net assets	n/a	$562,445	$64,817	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	59,675	6,454	n/a
Net asset value and redemption price per share†	n/a	$9.43	$10.04	n/a
Class C
Net assets	$10,098	$14,272,063	$24,626,753	$4,762,288
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,122	1,526,925	2,442,031	455,659
Net asset value and redemption price per share†	$9.00	$9.35	$10.08	$10.45
Class I
Net assets	$7,222,182	$4,120,143	$83,878,836	$206,570
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	791,598	438,917	8,298,188	19,510
Net asset value and redemption price per share	$9.12	$9.39	$10.11	$10.59
Class O
Net assets	n/a	$4,269,994	$2,365,942	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	458,634	238,180	n/a
Net asset value and redemption price per share	n/a	$9.31	$9.93	n/a
Class R
Net assets	n/a	$74,663	$5,084,693	$20,606,035
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$—	$—	$—
Shares outstanding	n/a	8,055	502,338	1,956,732
Net asset value and redemption price per share	n/a	$9.27	$10.12	$10.53
Class R6
Net assets	n/a	n/a	$194,829,186	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	19,205,281	n/a
Net asset value and redemption price per share	n/a	n/a	$10.14	n/a
Class W
Net assets	$3,184	$839,819	$84,904,113	$4,109,297
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	349	89,732	8,553,756	387,853
Net asset value and redemption price per share	$9.11	$9.36	$9.93	$10.59

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

(2)
Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

Statements of Assets and Liabilities as of April 30, 2016 (Unaudited)

	Voya Global Value Advantage Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$286,095,112	$237,523,368	$76,403,497
Short-term investments at fair value**	11,666,765	9,469,584	3,851,297
Total investments at fair value	$297,761,877	$246,992,952	$80,254,794
Cash	1,900,949	—	52,855
Cash collateral for futures	239,975	—	—
Foreign currencies at value***	1,216,905	416,045	466
Receivables:
Investment securities sold	5,398,480	28,082,074	77,080
Fund shares sold	32,706	13,855,727	38,806
Dividends	863,662	1,151,757	802
Foreign tax reclaims	866,889	258,269	—
Prepaid expenses	52,630	38,293	19,829
Reimbursement due from manager	125,316	23,763	3,919
Other assets	54,292	11,157	9,492
Total assets	308,513,681	290,830,037	80,458,043
LIABILITIES:
Payable for investment securities purchased	4,377,675	25,626,722	—
Payable for fund shares redeemed	414,121	14,228,160	77,533
Payable upon receipt of securities loaned	4,350,765	7,054,975	25,722
Payable for investment management fees	234,770	221,322	87,204
Payable for distribution and shareholder service fees	105,503	33,848	15,409
Payable to custodian due to bank overdraft	—	5,519	—
Payable to trustees under the deferred compensation plan (Note 7)	54,292	11,157	9,492
Payable for trustee fees	1,553	1,210	372
Other accrued expenses and liabilities	43,064	149,065	184,815
Total liabilities	9,581,743	47,331,978	400,547
NET ASSETS	$298,931,938	$243,498,059	$80,057,496
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,300,184,367	$445,623,815	$163,268,354
Undistributed (distributions in excess of) net investment income	1,998,198	(104,252)	(1,269,579)
Accumulated net realized loss	(1,012,626,665)	(210,041,990)	(89,252,103)
Net unrealized appreciation	9,376,038	8,020,486	7,310,824
NET ASSETS	$298,931,938	$243,498,059	$80,057,496
+ Including securities loaned at value	$4,262,694	$6,606,335	$24,462
* Cost of investments in securities	$276,907,887	$229,519,120	$69,092,585
** Cost of short-term investments	$11,666,765	$9,469,584	$3,851,297
*** Cost of foreign currencies	$1,183,407	$416,023	$554
See Accompanying Notes to Financial Statements

Statements of Assets and Liabilities as of April 30, 2016 (Unaudited) (continued)

	Voya Global Value Advantage Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$181,877,855	$67,627,512	$76,321,256
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	6,403,207	1,409,712	3,368,318
Net asset value and redemption price per share†	$28.40	$47.97	$22.66
Maximum offering price per share (5.75%)(1)	$30.13	$50.90	$24.04
Class B
Net assets	$1,090,180	$151,498	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	35,179	2,966	n/a
Net asset value and redemption price per share†	$30.99	$51.08	n/a
Class C
Net assets	$80,946,339	$16,697,132	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	3,060,288	374,630	n/a
Net asset value and redemption price per share†	$26.45	$44.57	n/a
Class I
Net assets	$32,087,868	$109,303,683	$3,509,847
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	1,119,265	2,282,354	154,062
Net asset value and redemption price per share	$28.67	$47.89	$22.78
Class O
Net assets	n/a	$2,785,088	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	58,761	n/a
Net asset value and redemption price per share	n/a	$47.40	n/a
Class W
Net assets	$2,929,696	$46,933,146	$226,393
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	102,279	815,930	10,002
Net asset value and redemption price per share	$28.64	$57.52	$22.64

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2016 (Unaudited)

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Perspectives® Fund
INVESTMENT INCOME:
Dividends	$—	$—	$16,609	$—
Interest	224	—	7,780,321	—
Dividends from affiliated underlying funds	16,575	581,671	—	444,619
Dividends from unaffiliated underlying funds	35	61,308	—	—
Total investment income	16,834	642,979	7,796,930	444,619
EXPENSES:
Investment management fees	5,333	35,208	1,147,953	36,191
Distribution and shareholder service fees:
Class A	27	32,136	71,583	10,110
Class B	—	3,873	375	—
Class C	48	73,540	126,760	23,131
Class O	—	5,200	2,821	—
Class R	—	181	10,340	48,538
Transfer agent fees:
Class A	5	32,191	41,868	2,070
Class B	—	968	55	—
Class C	51	18,414	18,535	1,183
Class I	820	2,927	11,827	122
Class O	—	5,210	1,650	—
Class R	—	91	3,023	4,964
Class R6	—	—	189	—
Class W	15	735	55,627	982
Shareholder reporting expense	182	6,370	21,520	2,184
Registration fees	35,349	38,781	48,590	29,176
Professional fees	8,494	8,753	43,842	7,753
Custody and accounting expense	4,575	7,974	59,851	1,638
Trustee fees	20	758	6,926	546
Miscellaneous expense	4,699	4,246	12,139	4,128
Interest expense	—	—	1,440	—
Total expenses	59,618	277,556	1,686,914	172,716
Net waived and reimbursed fees	(53,872)	(116,424)	(65,495)	(32,758)
Net expenses	5,746	161,132	1,621,419	139,958
Net investment income	11,088	481,847	6,175,511	304,661
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	67	(90,217)	(4,257,825)	—
Sale of affiliated underlying funds	(2,754)	(37,486)	—	(229,112)
Capital gain distributions from affiliated underlying funds	—	442,598	—	422,812
Foreign currency related transactions	(4,268)	—	5,927,395	—
Futures	—	—	2,576,941	—
Swaps	900	—	(366,386)	—
Written options	—	—	4,070,795	—
Net realized gain (loss)	(6,055)	314,895	7,950,920	193,700
Net change in unrealized appreciation (depreciation) on:
Investments	—	(613,220)	8,390,690	—
Affiliated underlying funds	58,805	(2,355,455)	—	219,640
Unaffiliated underlying funds	—	341,340	—	—
Foreign currency related transactions	376	—	4,573,915	—
Futures	—	—	(1,466,377)	—
Swaps	(988)	—	1,100,713	—
Written options	—	—	1,054,251	—
Net change in unrealized appreciation (depreciation)	58,193	(2,627,335)	13,653,192	219,640
Net realized and unrealized gain (loss)	52,138	(2,312,440)	21,604,112	413,340
Increase (decrease) in net assets resulting from operations	$63,226	$(1,830,593)	$27,779,623	$718,001

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2016 (Unaudited)

	Voya Global Value Advantage Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,815,991	$2,255,533	$599,058
Interest, net of foreign taxes withheld*	—	1,213	—
Securities lending income, net	7,000	48,404	124
Total investment income	4,822,991	2,305,150	599,182
EXPENSES:
Investment management fees	1,466,527	1,323,199	500,481
Distribution and shareholder service fees:
Class A	234,585	115,783	88,770
Class B	6,053	987	—
Class C	418,386	84,400	—
Class O	—	3,322	—
Transfer agent fees:
Class A	177,954	39,578	90,668
Class B	1,143	119	—
Class C	79,359	10,105	—
Class I	22,432	16,542	2,239
Class O	—	1,590	—
Class W	3,013	28,606	313
Shareholder reporting expense	36,400	11,450	7,280
Registration fees	31,435	37,342	23,131
Professional fees	43,611	40,586	12,194
Custody and accounting expense	65,338	173,689	40,752
Trustee fees	4,657	3,629	1,118
Miscellaneous expense	10,791	9,331	3,032
Interest expense	111	397	—
Total expenses	2,601,795	1,900,655	769,978
Net waived and reimbursed fees	(225,752)	(151,445)	(32,229)
Brokerage commission recapture	—	(128)	—
Net expenses	2,376,043	1,749,082	737,749
Net investment income (loss)	2,446,948	556,068	(138,567)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(22,224,619)	681,818	(4,535,910)
Foreign currency related transactions	(428,987)	(124,894)	(12,062)
Futures	328,190	—	—
Net realized gain (loss)	(22,325,416)	556,924	(4,547,972)
Net change in unrealized appreciation (depreciation) on:
Investments	6,081,453	(3,436,999)	8,002,675
Foreign currency related transactions	165,533	109,226	992
Futures	60,718	—	—
Net change in unrealized appreciation (depreciation)	6,307,704	(3,327,773)	8,003,667
Net realized and unrealized gain (loss)	(16,017,712)	(2,770,849)	3,455,695
Increase (decrease) in net assets resulting from operations	$(13,570,764)	$(2,214,781)	$3,317,128
* Foreign taxes withheld	$271,028	$251,837	$105,174
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Diversified Emerging Markets Debt Fund		Voya Diversified International Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015	Six Months Ended April 30, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$11,088	$38,969	$481,847	$708,187
Net realized gain (loss)	(6,055)	(6,991)	314,895	3,875,255
Net change in unrealized appreciation (depreciation)	58,193	(49,813)	(2,627,335)	(6,035,922)
Increase (decrease) in net assets resulting from operations	63,226	(17,835)	(1,830,593)	(1,452,480)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(744)	(1,378)	(297,757)	(1,326,616)
Class B	—	—	—	(101,050)
Class C	(400)	(362)	(44,049)	(646,659)
Class I	(51,571)	(41,127)	(63,394)	(202,594)
Class O	—	—	(49,819)	(203,250)
Class R	—	—	(675)	(3,189)
Class W	(155)	(124)	(8,835)	(27,010)
Total distributions	(52,870)	(42,991)	(464,529)	(2,510,368)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,169,498	16,372	2,629,034	6,145,985
Reinvestment of distributions	52,870	42,991	371,596	2,015,036
	6,222,368	59,363	3,000,630	8,161,021
Cost of shares redeemed	(8,889)	(28,111)	(7,210,321)	(15,610,096)
Net increase (decrease) in net assets resulting from capital share transactions	6,213,479	31,252	(4,209,691)	(7,449,075)
Net increase (decrease) in net assets	6,223,835	(29,574)	(6,504,813)	(11,411,923)
NET ASSETS:
Beginning of year or period	1,040,587	1,070,161	56,172,149	67,584,072
End of year or period	$7,264,422	$1,040,587	$49,667,336	$56,172,149
Undistributed (distributions in excess of) net investment income at end of year or period	$5,627	$47,409	$(105,010)	$(122,328)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Global Bond Fund		Voya Global Perspectives® Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015	Six Months Ended April 30, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$6,175,511	$14,527,601	$304,661	$415,659
Net realized gain (loss)	7,950,920	(40,673,919)	193,700	(276,791)
Net change in unrealized appreciation (depreciation)	13,653,192	(1,513,718)	219,640	(1,183,905)
Increase (decrease) in net assets resulting from operations	27,779,623	(27,660,036)	718,001	(1,045,037)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(333,046)	(104,875)	(178,651)
Class B	—	(784)	—	—
Class C	—	(87,201)	(30,823)	(66,795)
Class I	—	(796,366)	(3,275)	(7,045)
Class O	—	(12,277)	—	—
Class R	—	(5,021)	(207,207)	(307,582)
Class R6	—	(978,472)	—	—
Class W	—	(164,173)	(61,889)	(78,154)
Net realized gains:
Class A	—	—	—	(61,091)
Class C	—	—	—	(28,054)
Class I	—	—	—	(2,253)
Class R	—	—	—	(118,887)
Class W	—	—	—	(25,025)
Return of capital:
Class A	(1,247,925)	(2,575,649)	—	—
Class B	(1,428)	(7,389)	—	—
Class C	(462,320)	(1,101,506)	—	—
Class I	(2,200,687)	(5,155,808)	—	—
Class O	(50,190)	(102,044)	—	—
Class R	(82,911)	(95,040)	—	—
Class R6	(4,701,590)	(8,018,141)	—	—
Class W	(1,768,132)	(1,543,409)	—	—
Total distributions	(10,515,183)	(20,976,326)	(408,069)	(873,537)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	74,101,238	174,084,353	3,022,946	11,739,653
Reinvestment of distributions	10,084,952	19,847,344	403,205	865,111
	84,186,190	193,931,697	3,426,151	12,604,764
Cost of shares redeemed	(135,790,906)	(211,834,323)	(2,535,140)	(4,601,422)
Net increase (decrease) in net assets resulting from capital share transactions	(51,604,716)	(17,902,626)	891,011	8,003,342
Net increase (decrease) in net assets	(34,340,276)	(66,538,988)	1,200,943	6,084,768
NET ASSETS:
Beginning of year or period	488,754,054	555,293,042	36,743,759	30,658,991
End of year or period	$454,413,778	$488,754,054	$37,944,702	$36,743,759
Distributions in excess of net investment income/ Accumulated net investment loss at end of year or period	$(5,580,358)	$(11,755,869)	$74,143	$177,551

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Global Value Advantage Fund		Voya Multi-Manager International Small Cap Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015	Six Months Ended April 30, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$2,446,948	$4,973,025	$556,068	$1,542,478
Net realized gain (loss)	(22,325,416)	16,877,758	556,924	11,473,663
Net change in unrealized appreciation (depreciation)	6,307,704	(30,677,772)	(3,327,773)	153,408
Increase (decrease) in net assets resulting from operations	(13,570,764)	(8,826,989)	(2,214,781)	13,169,549
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,067,006)	(7,639,367)	(526,902)	(470,986)
Class B	(5,935)	(55,175)	—	—
Class C	(818,460)	(3,758,523)	(24,030)	(19,174)
Class I	(605,590)	(1,953,076)	(1,373,534)	(1,515,300)
Class O	—	—	(23,249)	(24,473)
Class W	(61,186)	(147,933)	(443,813)	(421,521)
Total distributions	(4,558,177)	(13,554,074)	(2,391,528)	(2,451,454)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,052,066	14,842,599	22,228,610	39,985,699
Proceeds from shares issued in merger (Note 15)	—	70,065,290	—	—
Reinvestment of distributions	3,705,520	10,672,158	2,211,933	2,269,934
	9,757,586	95,580,047	24,440,543	42,255,633
Cost of shares redeemed	(37,751,858)	(77,373,326)	(24,489,559)	(49,045,616)
Net increase (decrease) in net assets resulting from capital share transactions	(27,994,272)	18,206,721	(49,016)	(6,789,983)
Net increase (decrease) in net assets	(46,123,213)	(4,174,342)	(4,655,325)	3,928,112
NET ASSETS:
Beginning of year or period	345,055,151	349,229,493	248,153,384	244,225,272
End of year or period	$298,931,938	$345,055,151	$243,498,059	$248,153,384
Undistributed (distributions in excess of) net investment income at end of year or period	$1,998,198	$4,109,427	$(104,252)	$1,731,208

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Russia Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$(138,567)	$2,938,210
Net realized (loss)	(4,547,972)	(3,408,605)
Net change in unrealized appreciation (depreciation)	8,003,667	(16,556,259)
Increase (decrease) in net assets resulting from operations	3,317,128	(17,026,654)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,068,545)	(2,810,371)
Class I	(85,335)	(147,906)
Class W	(8,351)	(2,366)
Total distributions	(2,162,231)	(2,960,643)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,916,917	12,531,594
Reinvestment of distributions	1,972,889	2,665,072
	4,889,806	15,196,666
Redemption fee proceeds	5,205	22,487
Cost of shares redeemed	(7,047,584)	(24,399,116)
Net decrease in net assets resulting from capital share transactions	(2,152,573)	(9,179,963)
Net decrease in net assets	(997,676)	(29,167,260)
NET ASSETS:
Beginning of year or period	81,055,172	110,222,432
End of year or period	$80,057,496	$81,055,172
Undistributed (distributions in excess of) net investment income at end of year or period	$(1,269,579)	$1,031,219

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
04-30-16	9.17	0.08•	0.29	0.37	0.42	—	—	0.42	—	9.12	4.29	9.27	1.15	1.15	1.93	29	7
10-31-15	9.72	0.33•	(0.52)	(0.19)	0.36	—	—	0.36	—	9.17	(1.95)	8.46	1.15	1.15	3.52	19	74
10-31-14	9.67	0.30	0.21	0.51	0.46	—	—	0.46	—	9.72	5.57	10.22	1.11	1.11	3.09	38	67
11-02-12(5) - 10-31-13	10.00	0.26•	(0.51)	(0.25)	0.08	—	—	0.08	—	9.67	(2.50)	19.03	1.11	1.11	2.64	11	75
Class C
04-30-16	9.06	0.09•	0.22	0.31	0.37	—	—	0.37	—	9.00	3.71	10.02	1.90	1.90	2.05	10	7
10-31-15	9.66	0.23•	(0.48)	(0.25)	0.35	—	—	0.35	—	9.06	(2.57)	9.21	1.90	1.90	2.49	10	74
10-31-14	9.61	0.24	0.19	0.43	0.38	—	—	0.38	—	9.66	4.73	10.97	1.86	1.86	2.45	3	67
11-02-12(5) - 10-31-13	10.00	0.21•	(0.53)	(0.32)	0.07	—	—	0.07	—	9.61	(3.21)	19.78	1.86	1.86	2.16	3	75
Class I
04-30-16	9.21	0.07•	0.31	0.38	0.47	—	—	0.47	—	9.12	4.47	8.92	0.85	0.85	1.66	7,222	7
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.61)	8.07	0.85	0.85	3.67	1,009	74
10-31-14	9.70	0.34	0.19	0.53	0.47	—	—	0.47	—	9.76	5.76	9.77	0.81	0.81	3.50	1,026	67
11-02-12(5) - 10-31-13	10.00	0.32	(0.53)	(0.21)	0.09	—	—	0.09	—	9.70	(2.15)	18.32	0.81	0.81	3.26	969	75
Class W
04-30-16	9.21	0.10•	0.27	0.37	0.47	—	—	0.47	—	9.11	4.33	9.02	0.90	0.90	2.36	3	7
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.64)	8.21	0.90	0.90	3.66	3	74
10-31-14	9.69	0.34	0.19	0.53	0.46	—	—	0.46	—	9.76	5.79	9.97	0.86	0.86	3.45	3	67
11-02-12(5) - 10-31-13	10.00	0.31	(0.53)	(0.22)	0.09	—	—	0.09	—	9.69	(2.26)	18.78	0.86	0.86	3.21	3	75
Voya Diversified International Fund(4)
Class A
04-30-16	9.81	0.10•	(0.39)	(0.29)	0.11	—	—	0.11	—	9.41	(2.99)	0.91	0.43	0.43	2.12	25,528	5
10-31-15	10.48	0.14•	(0.38)	(0.24)	0.43	—	—	0.43	—	9.81	(2.23)	0.83	0.49	0.49	1.35	28,801	19
10-31-14	10.53	0.15	(0.20)	(0.05)	—	—	—	—	—	10.48	(0.47)	0.75	0.51	0.51	1.38	33,233	25
10-31-13	8.95	0.12•	1.66	1.78	0.20	—	—	0.20	—	10.53	20.22	0.72	0.50	0.50	1.21	39,878	27
10-31-12	8.62	0.12	0.32	0.44	0.11	—	—	0.11	—	8.95	5.19	0.73	0.50	0.50	1.47	46,504	20
10-31-11	9.33	0.08	(0.70)	(0.62)	0.08	—	0.01	0.09	—	8.62	(6.73)	0.68	0.50	0.50	0.97	61,325	112
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified International Fund(4) (continued)
Class B
04-30-16	9.75	0.09•	(0.41)	(0.32)	—	—	—	—	—	9.43	(3.28)	1.66	1.18	1.18	1.86	562	5
10-31-15	10.37	0.11•	(0.42)	(0.31)	0.31	—	—	0.31	—	9.75	(3.00)	1.58	1.24	1.24	1.12	1,147	19
10-31-14	10.49	0.09•	(0.21)	(0.12)	—	—	—	—	—	10.37	(1.14)	1.50	1.26	1.26	0.87	3,730	25
10-31-13	8.92	0.04•	1.66	1.70	0.13	—	—	0.13	—	10.49	19.24	1.47	1.25	1.25	0.37	7,093	27
10-31-12	8.57	0.06	0.31	0.37	0.02	—	—	0.02	—	8.92	4.37	1.48	1.25	1.25	0.70	7,795	20
10-31-11	9.27	0.02	(0.71)	(0.69)	0.00*	—	0.01	0.01	—	8.57	(7.42)	1.43	1.25	1.25	0.18	10,193	112
Class C
04-30-16	9.70	0.06•	(0.38)	(0.32)	0.03	—	—	0.03	—	9.35	(3.33)	1.66	1.18	1.18	1.37	14,272	5
10-31-15	10.35	0.06•	(0.37)	(0.31)	0.34	—	—	0.34	—	9.70	(2.93)	1.58	1.24	1.24	0.64	16,368	19
10-31-14	10.47	0.06	(0.18)	(0.12)	—	—	—	—	—	10.35	(1.15)	1.50	1.26	1.26	0.65	20,147	25
10-31-13	8.90	0.03•	1.66	1.69	0.12	—	—	0.12	—	10.47	19.21	1.47	1.25	1.25	0.34	24,877	27
10-31-12	8.55	0.06	0.31	0.37	0.02	—	—	0.02	—	8.90	4.39	1.48	1.25	1.25	0.70	27,903	20
10-31-11	9.26	0.01	(0.70)	(0.69)	0.01	—	0.01	0.02	—	8.55	(7.51)	1.43	1.25	1.25	0.15	38,542	112
Class I
04-30-16	9.80	0.11•	(0.38)	(0.27)	0.14	—	—	0.14	—	9.39	(2.81)	0.54	0.18	0.18	2.42	4,120	5
10-31-15	10.48	0.17•	(0.39)	(0.22)	0.46	—	—	0.46	—	9.80	(2.03)	0.50	0.24	0.24	1.66	4,692	19
10-31-14	10.50	0.17•	(0.19)	(0.02)	—	—	—	—	—	10.48	(0.19)	0.45	0.26	0.26	1.56	4,843	25
10-31-13	8.93	0.14•	1.65	1.79	0.22	—	—	0.22	—	10.50	20.45	0.41	0.25	0.25	1.42	8,406	27
10-31-12	8.61	0.13	0.32	0.45	0.13	—	—	0.13	—	8.93	5.43	0.48	0.25	0.25	1.63	9,953	20
10-31-11	9.32	0.08•	(0.67)	(0.59)	0.11	—	0.01	0.12	—	8.61	(6.46)	0.28	0.25	0.25	0.81	11,957	112
Class O
04-30-16	9.71	0.09•	(0.38)	(0.29)	0.11	—	—	0.11	—	9.31	(3.00)	0.91	0.43	0.43	2.06	4,270	5
10-31-15	10.38	0.13	(0.37)	(0.24)	0.43	—	—	0.43	—	9.71	(2.24)	0.83	0.49	0.49	1.33	4,454	19
10-31-14	10.42	0.14	(0.18)	(0.04)	—	—	—	—	—	10.38	(0.38)	0.75	0.51	0.51	1.31	5,049	25
10-31-13	8.87	0.07•	1.69	1.76	0.21	—	—	0.21	—	10.42	20.18	0.72	0.50	0.50	0.72	5,339	27
10-31-12	8.56	0.11	0.31	0.42	0.11	—	—	0.11	—	8.87	5.09	0.73	0.50	0.50	1.25	3,833	20
10-31-11	9.28	0.07	(0.69)	(0.62)	0.09	—	0.01	0.10	—	8.56	(6.75)	0.68	0.50	0.50	0.62	3,516	112
Class R
04-30-16	9.65	0.08•	(0.38)	(0.30)	0.08	—	—	0.08	—	9.27	(3.07)	1.16	0.68	0.68	1.81	75	5
10-31-15	10.31	0.11	(0.37)	(0.26)	0.40	—	—	0.40	—	9.65	(2.49)	1.08	0.74	0.74	1.05	78	19
10-31-14	10.38	0.12	(0.19)	(0.07)	—	—	—	—	—	10.31	(0.67)	1.00	0.76	0.76	1.16	84	25
10-31-13	8.84	0.07	1.66	1.73	0.19	—	—	0.19	—	10.38	19.89	0.97	0.75	0.75	0.69	110	27
10-31-12	8.52	0.13•	0.28	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75	0.75	1.53	96	20
10-31-11	9.22	0.05	(0.68)	(0.63)	0.06	—	0.01	0.07	—	8.52	(6.89)	0.93	0.75	0.75	0.58	137	112
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified International Fund(4) (continued)
Class W
04-30-16	9.77	0.11•	(0.39)	(0.28)	0.13	—	—	0.13	—	9.36	(2.82)	0.66	0.18	0.18	2.37	840	5
10-31-15	10.45	0.15•	(0.37)	(0.22)	0.46	—	—	0.46	—	9.77	(2.00)	0.58	0.24	0.24	1.45	631	19
10-31-14	10.47	0.14	(0.16)	(0.02)	—	—	—	—	—	10.45	(0.19)	0.50	0.26	0.26	1.48	498	25
10-31-13	8.90	0.11•	1.68	1.79	0.22	—	—	0.22	—	10.47	20.46	0.47	0.25	0.25	1.20	559	27
10-31-12	8.58	0.15	0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25	0.25	1.86	647	20
10-31-11	9.30	0.12•	(0.72)	(0.60)	0.11	—	0.01	0.12	—	8.58	(6.55)	0.43	0.25	0.25	1.29	1,392	112
Voya Global Bond Fund
Class A
04-30-16	9.75	0.12•	0.49	0.61	—	—	0.21	0.21	—	10.15	6.38	0.98	0.90	0.90	2.49	58,659	139
10-31-15	10.76	0.29•	(0.88)	(0.59)	0.04	—	0.38	0.42	—	9.75	(5.58)	0.98	0.90	0.90	2.80	60,274	396
10-31-14	10.99	0.39•	(0.20)	0.19	—	—	0.42	0.42	—	10.76	1.72	0.98	0.90	0.90	3.58	87,055	508
10-31-13	11.63	0.36•	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.99	(1.70)	0.94	0.91	0.91	3.17	122,549	557
10-31-12	11.76	0.40•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90	0.90	3.46	219,276	609
10-31-11	12.32	0.46•	(0.32)	0.14	0.59	0.11	—	0.70	—	11.76	1.32	0.96	0.90†	0.90†	3.88†	266,155	440
Class B
04-30-16	9.65	0.08•	0.48	0.56	—	—	0.17	0.17	—	10.04	5.93	1.73	1.65	1.65	1.74	65	139
10-31-15	10.65	0.20•	(0.86)	(0.66)	0.02	—	0.32	0.34	—	9.65	(6.27)	1.73	1.65	1.65	2.00	103	396
10-31-14	10.88	0.30•	(0.19)	0.11	—	—	0.34	0.34	—	10.65	0.96	1.73	1.65	1.65	2.80	407	508
10-31-13	11.51	0.27•	(0.54)	(0.27)	0.04	—	0.32	0.36	—	10.88	(2.38)	1.69	1.66	1.66	2.43	738	557
10-31-12	11.66	0.32•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78	1.68	1.65	1.65	2.77	1,587	609
10-31-11	12.21	0.42	(0.36)	0.06	0.50	0.11	—	0.61	—	11.66	0.65	1.71	1.65†	1.65†	3.33†	2,086	440
Class C
04-30-16	9.69	0.08•	0.48	0.56	—	—	0.17	0.17	—	10.08	5.91	1.73	1.65	1.65	1.74	24,627	139
10-31-15	10.70	0.21•	(0.88)	(0.67)	0.02	—	0.32	0.34	—	9.69	(6.32)	1.73	1.65	1.65	2.04	28,336	396
10-31-14	10.92	0.31•	(0.19)	0.12	—	—	0.34	0.34	—	10.70	1.04	1.73	1.65	1.65	2.81	43,740	508
10-31-13	11.56	0.27•	(0.55)	(0.28)	0.04	—	0.32	0.36	—	10.92	(2.45)	1.69	1.66	1.66	2.42	68,554	557
10-31-12	11.70	0.32•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86	1.68	1.65	1.65	2.77	109,381	609
10-31-11	12.25	0.38	(0.31)	0.07	0.51	0.11	—	0.62	—	11.70	0.65	1.71	1.65†	1.65†	3.25†	89,510	440
Class I
04-30-16	9.71	0.13•	0.49	0.62	—	—	0.22	0.22	—	10.11	6.57	0.61	0.61	0.61	2.78	83,879	139
10-31-15	10.72	0.31•	(0.87)	(0.56)	0.05	—	0.40	0.45	—	9.71	(5.32)	0.61	0.61	0.61	3.09	103,129	396
10-31-14	10.95	0.40	(0.18)	0.22	—	—	0.45	0.45	—	10.72	2.01	0.63	0.63	0.63	3.81	180,697	508
10-31-13	11.59	0.38•	(0.55)	(0.17)	0.07	—	0.40	0.47	—	10.95	(1.44)	0.64	0.64	0.64	3.40	178,805	557
10-31-12	11.73	0.44•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94	0.63	0.60	0.60	3.82	437,620	609
10-31-11	12.28	0.51•	(0.32)	0.19	0.63	0.11	—	0.74	—	11.73	1.75	0.62	0.56†	0.56†	4.34†	251,112	440
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class O
04-30-16	9.55	0.12•	0.47	0.59	—	—	0.21	0.21	—	9.93	6.31	0.98	0.90	0.90	2.49	2,366	139
10-31-15	10.55	0.28•	(0.86)	(0.58)	0.04	—	0.38	0.42	—	9.55	(5.59)	0.98	0.90	0.90	2.79	2,359	396
10-31-14	10.78	0.37	(0.18)	0.19	—	—	0.42	0.42	—	10.55	1.77	0.98	0.90	0.90	3.55	3,092	508
10-31-13	11.42	0.36	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.78	(1.73)	0.94	0.91	0.91	3.18	3,424	557
10-31-12	11.57	0.40	0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62	0.93	0.90	0.90	3.52	4,117	609
10-31-11	12.12	0.46•	(0.31)	0.15	0.59	0.11	—	0.70	—	11.57	1.43	0.96	0.90†	0.90†	3.98†	3,985	440
Class R
04-30-16	9.73	0.11•	0.48	0.59	—	—	0.20	0.20	—	10.12	6.17	1.23	1.15	1.15	2.25	5,085	139
10-31-15	10.74	0.26•	(0.87)	(0.61)	0.04	—	0.36	0.40	—	9.73	(5.78)	1.23	1.15	1.15	2.57	3,530	396
10-31-14	10.97	0.33•	(0.17)	0.16	—	—	0.39	0.39	—	10.74	1.49	1.23	1.15	1.15	3.01	1,022	508
10-31-13	11.61	0.33	(0.56)	(0.23)	0.05	—	0.36	0.41	—	10.97	(1.94)	1.19	1.16	1.16	2.93	232	557
10-31-12	11.75	0.39•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30	1.18	1.15	1.15	3.42	276	609
08-05-11(5) - 10-31-11	12.06	0.12•	(0.31)	(0.19)	0.11	0.01	—	0.12	—	11.75	(1.59)	1.21	1.15†	1.15†	4.22†	3	440
Class R6
04-30-16	9.75	0.14•	0.48	0.62	—	—	0.23	0.23	—	10.14	6.45	0.58	0.58	0.58	2.81	194,829	139
10-31-15	10.76	0.32•	(0.88)	(0.56)	0.05	—	0.40	0.45	—	9.75	(5.27)	0.59	0.59	0.59	3.13	220,401	396
10-31-14	10.99	0.42•	(0.20)	0.22	—	—	0.45	0.45	—	10.76	2.03	0.60	0.60	0.60	3.86	204,999	508
05-31-13(5) - 10-31-13	10.98	0.15•	0.01	0.16	—	—	0.15	0.15	—	10.99	1.54	0.65	0.65	0.65	3.28	183,368	557
Class W
04-30-16	9.54	0.13•	0.48	0.61	—	—	0.22	0.22	—	9.93	6.56	0.73	0.65	0.65	2.74	84,904	139
10-31-15	10.54	0.32•	(0.87)	(0.55)	0.05	—	0.40	0.45	—	9.54	(5.35)	0.73	0.65	0.65	3.22	70,620	396
10-31-14	10.78	0.40	(0.19)	0.21	—	—	0.45	0.45	—	10.54	1.93	0.73	0.65	0.65	3.77	34,280	508
10-31-13	11.41	0.37•	(0.53)	(0.16)	0.07	—	0.40	0.47	—	10.78	(1.38)	0.69	0.66	0.66	3.40	27,626	557
10-31-12	11.56	0.43•	0.20	0.63	0.17	0.45	0.16	0.78	—	11.41	5.89	0.68	0.65	0.65	3.79	31,723	609
10-31-11	12.12	0.48	(0.31)	0.17	0.62	0.11	—	0.73	—	11.56	1.60	0.71	0.65†	0.65†	4.07†	21,934	440
Voya Global Perspectives® Fund(4)
Class A
04-30-16	10.49	0.10•	0.10	0.20	0.13	—	—	0.13	—	10.56	1.99	0.75	0.57	0.57	1.89	8,261	12
10-31-15	11.06	0.14	(0.40)	(0.26)	0.23	0.08	—	0.31	—	10.49	(2.44)	0.77	0.46	0.46	1.37	8,302	70
10-31-14	10.61	0.15	0.44	0.59	0.13	0.01	—	0.14	—	11.06	5.56	1.11	0.42	0.42	1.51	7,513	12
03-28-13(5) - 10-31-13	10.00	0.09•	0.52	0.61	—	—	—	—	—	10.61	6.10	5.08	0.39	0.39	1.41	2,219	4
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Perspectives® Fund(4) (continued)
Class C
04-30-16	10.36	0.06•	0.10	0.16	0.07	—	—	0.07	—	10.45	1.54	1.50	1.32	1.32	1.13	4,762	12
10-31-15	10.95	0.06•	(0.38)	(0.32)	0.19	0.08	—	0.27	—	10.36	(3.04)	1.52	1.21	1.21	0.60	4,740	70
10-31-14	10.57	0.06•	0.44	0.50	0.11	0.01	—	0.12	—	10.95	4.73	1.86	1.17	1.17	0.53	3,665	12
03-28-13(5) - 10-31-13	10.00	0.03	0.54	0.57	—	—	—	—	—	10.57	5.70	5.83	1.14	1.14	0.73	112	4
Class I
04-30-16	10.53	0.11•	0.11	0.22	0.16	—	—	0.16	—	10.59	2.14	0.56	0.32	0.32	2.19	207	12
10-31-15	11.09	0.18	(0.42)	(0.24)	0.24	0.08	—	0.32	—	10.53	(2.20)	0.62	0.21	0.21	1.65	270	70
10-31-14	10.62	0.20•	0.42	0.62	0.14	0.01	—	0.15	—	11.09	5.83	0.96	0.17	0.17	1.82	287	12
03-28-13(5) - 10-31-13	10.00	0.10•	0.52	0.62	—	—	—	—	—	10.62	6.20	5.03	0.14	0.14	1.65	81	4
Class R
04-30-16	10.45	0.08•	0.11	0.19	0.11	—	—	0.11	—	10.53	1.86	1.00	0.82	0.82	1.63	20,606	12
10-31-15	11.02	0.12•	(0.41)	(0.29)	0.20	0.08	—	0.28	—	10.45	(2.69)	1.02	0.71	0.71	1.09	19,435	70
10-31-14	10.59	0.14	0.42	0.56	0.12	0.01	—	0.13	—	11.02	5.34	1.36	0.67	0.67	1.20	15,877	12
03-28-13(5) - 10-31-13	10.00	0.07•	0.52	0.59	—	—	—	—	—	10.59	5.90	5.33	0.64	0.64	1.20	6,200	4
Class W
04-30-16	10.54	0.11•	0.10	0.21	0.16	—	—	0.16	—	10.59	2.07	0.50	0.32	0.32	2.15	4,109	12
10-31-15	11.10	0.19	(0.43)	(0.24)	0.24	0.08	—	0.32	—	10.54	(2.20)	0.52	0.21	0.21	1.61	3,997	70
10-31-14	10.62	0.17	0.46	0.63	0.14	0.01	—	0.15	—	11.10	5.93	0.86	0.17	0.17	1.54	3,317	12
03-28-13(5) - 10-31-13	10.00	0.11•	0.51	0.62	—	—	—	—	—	10.62	6.20	4.83	0.14	0.14	1.77	171	4
Voya Global Value Advantage Fund
Class A
04-30-16	29.96	0.25•	(1.36)	(1.11)	0.45	—	—	0.45	—	28.40	(3.72)	1.51	1.36	1.36	1.76	181,878	53
10-31-15	31.66	0.50•	(0.86)	(0.36)	1.34	—	—	1.34	—	29.96	(1.17)(a)	1.50	1.35	1.35	1.62	208,797	147
10-31-14	31.26	0.90•	(0.51)	0.39	0.02	—	—	0.02	0.03	31.66	1.33(b)	1.49	1.35	1.35	2.79	186,003	57
10-31-13	26.44	0.33•	5.15	5.48	0.66	—	—	0.66	—	31.26	21.10	1.60	1.36	1.36	1.15	229,273	125
10-31-12	32.23	0.29•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02	26.44	(7.71)(c)	1.58	1.51	1.47	1.05	82,688	35
10-31-11	31.83	0.21	0.66	0.87	0.47	—	—	0.47	—	32.23	2.69	1.43	1.43†	1.42†	0.70†	233,166	67
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Value Advantage Fund (continued)
Class B
04-30-16	32.44	0.15•	(1.46)	(1.31)	0.14	—	—	0.14	—	30.99	(4.07)	2.26	2.11	2.11	0.98	1,090	53
10-31-15	33.97	0.29•	(0.94)	(0.65)	0.88	—	—	0.88	—	32.44	(1.89)(a)	2.25	2.10	2.10	0.86	1,426	147
10-31-14	33.77	0.70•	(0.53)	0.17	—	—	—	—	0.03	33.97	0.59(b)	2.24	2.10	2.10	2.02	2,338	57
10-31-13	28.43	0.22•	5.46	5.68	0.34	—	—	0.34	—	33.77	20.12	2.35	2.11	2.11	0.73	3,529	125
10-31-12	34.28	0.12•	(2.94)	(2.82)	—	3.05	—	3.05	0.02	28.43	(8.35)(c)	2.33	2.26	2.22	0.42	3,256	35
10-31-11	33.82	(0.04)•	0.70	0.66	0.20	—	—	0.20	—	34.28	1.94	2.18	2.18†	2.17†	(0.12)†	5,771	67
Class C
04-30-16	27.83	0.13•	(1.26)	(1.13)	0.25	—	—	0.25	—	26.45	(4.07)	2.26	2.11	2.11	1.01	80,946	53
10-31-15	29.40	0.26•	(0.81)	(0.55)	1.02	—	—	1.02	—	27.83	(1.91)(a)	2.25	2.10	2.10	0.90	93,243	147
10-31-14	29.23	0.61•	(0.47)	0.14	—	—	—	—	0.03	29.40	0.58(b)	2.24	2.10	2.10	2.03	112,882	57
10-31-13	24.67	0.12•	4.81	4.93	0.37	—	—	0.37	—	29.23	20.16	2.35	2.11	2.11	0.44	135,057	125
10-31-12	30.27	0.08•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02	24.67	(8.36)(c)	2.33	2.26	2.22	0.32	52,628	35
10-31-11	30.03	(0.01)•	0.60	0.59	0.35	—	—	0.35	—	30.27	1.93	2.18	2.18†	2.17†	(0.05)†	134,665	67
Class I
04-30-16	30.26	0.28•	(1.36)	(1.08)	0.51	—	—	0.51	—	28.67	(3.59)	1.21	1.11	1.11	2.01	32,088	53
10-31-15	32.01	0.58•	(0.86)	(0.28)	1.47	—	—	1.47	—	30.26	(0.90)(a)	1.24	1.10	1.10	1.88	37,562	147
10-31-14	31.54	0.95•	(0.48)	0.47	0.03	—	—	0.03	0.03	32.01	1.58(b)	1.21	1.10	1.10	2.93	44,586	57
10-31-13	26.69	0.43•	5.17	5.60	0.75	—	—	0.75	—	31.54	21.40	1.32	1.11	1.11	1.49	45,485	125
10-31-12	32.58	0.26•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02	26.69	(7.54)(c)	1.26	1.26	1.22	0.90	30,701	35
10-31-11	32.14	0.37•	0.62	0.99	0.55	—	—	0.55	—	32.58	3.04	1.08	1.08†	1.07†	1.09†	241,105	67
Class W
04-30-16	30.24	0.28•	(1.37)	(1.09)	0.51	—	—	0.51	—	28.64	(3.62)	1.26	1.11	1.11	1.97	2,930	53
10-31-15	31.96	0.59•	(0.87)	(0.28)	1.44	—	—	1.44	—	30.24	(0.89)(a)	1.25	1.10	1.10	1.90	4,027	147
10-31-14	31.49	1.06•	(0.59)	0.47	0.03	—	—	0.03	0.03	31.96	1.59(b)	1.24	1.10	1.10	3.28	3,421	57
10-31-13	26.69	0.50•	5.09	5.59	0.79	—	—	0.79	—	31.49	21.39	1.35	1.11	1.11	1.78	6,380	125
10-31-12	32.50	0.37•	(2.76)	(2.39)	0.39	3.05	—	3.44	0.02	26.69	(7.43)(c)	1.33	1.26	1.22	1.32	8,308	35
10-31-11	32.07	0.29	0.68	0.97	0.54	—	—	0.54	—	32.50	2.98	1.18	1.18†	1.17†	0.87†	25,458	67
Voya Multi-Manager International Small Cap Fund
Class A
04-30-16	48.81	0.06•	(0.53)	(0.47)	0.37	—	—	0.37	—	47.97	(0.96)	1.80	1.68	1.68	0.24	67,628	32
10-31-15	46.78	0.19•	2.16	2.35	0.32	—	—	0.32	—	48.81	5.09(d)	1.75	1.71	1.71	0.39	67,201	95
10-31-14	47.45	0.21•	(0.21)	0.00*	0.69	—	—	0.69	0.02	46.78	0.03(b)	1.78	1.73	1.73	0.42	70,604	46
10-31-13	37.07	0.23•	10.79	11.02	0.64	—	—	0.64	—	47.45	30.16	1.79	1.75	1.75	0.55	86,289	117
10-31-12	35.39	0.42•	1.73	2.15	0.57	—	—	0.57	0.10	37.07	6.62(c)	1.77	1.74	1.74	1.20	81,948	31
10-31-11	37.55	0.29•	(2.32)	(2.03)	0.14	—	—	0.14	0.01	35.39	(5.41)(e)	1.72	1.70†	1.70†	0.74†	99,873	37
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund (continued)
Class B
04-30-16	51.74	(0.17)•	(0.49)	(0.66)	—	—	—	—	—	51.08	(1.28)	2.45	2.33	2.33	(0.66)	151	32
10-31-15	49.57	(0.14)•	2.31	2.17	—	—	—	—	—	51.74	4.38(d)	2.40	2.36	2.36	(0.28)	374	95
10-31-14	50.13	(0.14)•	(0.18)	(0.32)	0.26	—	—	0.26	0.02	49.57	(0.61)(b)	2.43	2.38	2.38	(0.27)	939	46
10-31-13	39.12	(0.06)•	11.43	11.37	0.36	—	—	0.36	—	50.13	29.31	2.44	2.40	2.40	(0.14)	1,534	117
10-31-12	37.10	0.19•	1.90	2.09	0.17	—	—	0.17	0.10	39.12	5.96(c)	2.42	2.39	2.39	0.51	1,888	31
10-31-11	39.49	(0.00)*•	(2.41)	(2.41)	0.00*	—	—	0.00*	0.02	37.10	(6.05)(e)	2.37	2.35†	2.35†	(0.01)†	2,592	37
Class C
04-30-16	45.21	(0.09)•	(0.49)	(0.58)	0.06	—	—	0.06	—	44.57	(1.28)	2.45	2.33	2.33	(0.44)	16,697	32
10-31-15	43.35	(0.11)•	2.01	1.90	0.04	—	—	0.04	—	45.21	4.40(d)	2.40	2.36	2.36	(0.25)	18,054	95
10-31-14	44.05	(0.11)•	(0.18)	(0.29)	0.43	—	—	0.43	0.02	43.35	(0.62)(b)	2.43	2.38	2.38	(0.23)	19,704	46
10-31-13	34.50	(0.04)•	10.04	10.00	0.45	—	—	0.45	—	44.05	29.32	2.44	2.40	2.40	(0.10)	22,452	117
10-31-12	32.93	0.18•	1.63	1.81	0.33	—	—	0.33	0.09	34.50	5.94(c)	2.42	2.39	2.39	0.55	20,351	31
10-31-11	35.04	0.04•	(2.16)	(2.12)	0.00*	—	—	0.00*	0.01	32.93	(6.02)(e)	2.37	2.35†	2.35†	0.11†	23,410	37
Class I
04-30-16	48.84	0.16•	(0.52)	(0.36)	0.59	—	—	0.59	—	47.89	(0.73)	1.36	1.23	1.23	0.69	109,304	32
10-31-15	46.90	0.40•	2.15	2.55	0.61	—	—	0.61	—	48.84	5.55(d)	1.31	1.25	1.25	0.84	110,360	95
10-31-14	47.56	0.43	(0.20)	0.23	0.91	—	—	0.91	0.02	46.90	0.53(b)	1.32	1.25	1.25	0.92	105,797	46
10-31-13	37.14	0.43•	10.79	11.22	0.80	—	—	0.80	—	47.56	30.79	1.33	1.27	1.27	1.04	94,486	117
10-31-12	35.50	0.57	1.74	2.31	0.77	—	—	0.77	0.10	37.14	7.15(c)	1.29	1.26	1.26	1.61	100,952	31
10-31-11	37.66	0.50•	(2.35)	(1.85)	0.32	—	—	0.32	0.01	35.50	(4.97)(e)	1.27	1.25†	1.25†	1.26†	153,676	37
Class O
04-30-16	48.25	0.08•	(0.52)	(0.44)	0.41	—	—	0.41	—	47.40	(0.91)	1.70	1.58	1.58	0.35	2,785	32
10-31-15	46.30	0.24	2.12	2.36	0.41	—	—	0.41	—	48.25	5.19(d)	1.65	1.61	1.61	0.49	2,783	95
10-31-14	47.01	0.26	(0.21)	0.05	0.78	—	—	0.78	0.02	46.30	0.14(b)	1.68	1.63	1.63	0.53	2,764	46
10-31-13	36.75	0.29•	10.66	10.95	0.69	—	—	0.69	—	47.01	30.28	1.69	1.65	1.65	0.70	2,763	117
10-31-12	35.13	0.50	1.67	2.17	0.65	—	—	0.65	0.10	36.75	6.75(c)	1.67	1.64	1.64	1.37	1,573	31
10-31-11	37.30	0.39•	(2.37)	(1.98)	0.20	—	—	0.20	0.01	35.13	(5.32)(e)	1.62	1.60†	1.60†	1.00†	1,425	37
Class W
04-30-16	58.51	0.17•	(0.64)	(0.47)	0.52	—	—	0.52	—	57.52	(0.79)	1.45	1.33	1.33	0.60	46,933	32
10-31-15	56.03	0.44	2.57	3.01	0.53	—	—	0.53	—	58.51	5.46(d)	1.40	1.36	1.36	0.77	49,382	95
10-31-14	56.66	0.46•	(0.27)	0.19	0.84	—	—	0.84	0.02	56.03	0.37(b)	1.43	1.38	1.38	0.78	44,417	46
10-31-13	44.11	0.45•	12.86	13.31	0.76	—	—	0.76	—	56.66	30.62	1.44	1.40	1.40	0.92	44,424	117
10-31-12	42.00	0.66	2.05	2.71	0.72	—	—	0.72	0.12	44.11	7.02(c)	1.42	1.39	1.39	1.61	35,461	31
10-31-11	44.49	0.53•	(2.79)	(2.26)	0.25	—	—	0.25	0.02	42.00	(5.08)(e)	1.37	1.35†	1.35†	1.14†	26,693	37
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russia Fund
Class A
04-30-16	22.33	(0.04)•	0.98	0.94	0.61	—	—	0.61	—	22.66	4.49	2.09	2.00	2.00	(0.38)	76,321	9
10-31-15	27.47	0.76•	(5.15)	(4.39)	0.75	—	—	0.75	—	22.33	(15.55)	2.13	2.02	2.02	3.24	77,726	16
10-31-14	34.82	0.37•	(7.20)	(6.83)	0.52	—	—	0.52	—	27.47	(19.89)	2.07	2.07	2.07	1.20	105,813	76
10-31-13	31.44	0.46•	3.15	3.61	0.23	—	—	0.23	—	34.82	11.53	2.01	2.01	2.01	1.42	183,279	28
10-31-12	33.52	0.15	(2.23)	(2.08)	—	—	—	—	—	31.44	(6.21)	2.14	2.14	2.14	0.43	235,622	46
10-31-11	36.52	(0.12)•	(2.88)	(3.00)	—	—	—	—	—	33.52	(8.21)	2.03	2.03	2.03	(0.29)	317,715	31
Class I
04-30-16	22.49	(0.02)•	0.97	0.95	0.66	—	—	0.66	—	22.78	4.57	1.74	1.74	1.74	(0.22)	3,510	9
10-31-15	27.73	0.92•	(5.31)	(4.39)	0.85	—	—	0.85	—	22.49	(15.34)	1.81	1.77	1.77	3.88	3,053	16
10-31-14	35.16	0.47•	(7.33)	(6.86)	0.57	—	—	0.57	—	27.73	(19.80)	1.88	1.88	1.88	1.53	4,354	76
10-31-13	31.76	0.53•	3.13	3.66	0.26	—	—	0.26	—	35.16	11.58	1.85	1.85	1.85	1.61	7,038	28
10-31-12	33.79	0.25•	(2.28)	(2.03)	—	—	—	—	—	31.76	(6.01)	1.96	1.96	1.96	0.77	8,675	46
10-31-11	36.64	(0.02)	(2.83)	(2.85)	—	—	—	—	—	33.79	(7.78)	1.73	1.73	1.73	(0.04)	10,528	31
Class W
04-30-16	22.36	(0.00)*•	0.95	0.95	0.67	—	—	0.67	—	22.64	4.60	1.84	1.75	1.75	(0.05)	226	9
10-31-15	27.61	0.96•	(5.33)	(4.37)	0.88	—	—	0.88	—	22.36	(15.35)	1.88	1.77	1.77	4.11	276	16
10-31-14	35.05	0.62•	(7.43)	(6.81)	0.63	—	—	0.63	—	27.61	(19.74)	1.82	1.82	1.82	2.05	56	76
10-31-13	31.72	0.68•	3.03	3.71	0.38	—	—	0.38	—	35.05	11.77	1.76	1.76	1.76	2.08	78	28
10-31-12	33.74	0.47•	(2.49)	(2.02)	—	—	—	—	—	31.72	(5.99)	1.89	1.89	1.89	1.51	64	46
08-05-11(5) - 10-31-11	39.53	(0.03)	(5.76)	(5.79)	—	—	—	—	—	33.74	(14.65)	1.78	1.78	1.78	(0.41)	3	31

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global Value Advantage total return would have been (1.80)%, (2.54)%, (2.54)%, (1.54)% and (1.53)% for Classes A, B, C, I and W, respectively.

(b)
Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2014, total return for Global Value Advantage would have been 1.24%, 0.50%, 0.49%, 1.49% and 1.50% on Classes A, B, C, I and W; and Multi-Manager International Small Cap total return would have been (0.01)%, (0.65)%, (0.65)%, 0.49%, 0.10% and 0.34% on Classes A, B, C, I, O and W, respectively.

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

(c)
Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Value Advantage would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W; and Multi-Manager International Small Cap total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46% and 6.72% on Classes A, B, C, I, O and W, respectively.

(d)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Multi-Manager International Small Cap total return would have been 4.72%, 4.01%, 4.03%, 5.18%, 4.82% and 5.09% for Classes A, B, C, I, R and W, respectively.

(e)
Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, Multi-Manager International Small Cap total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)% and (5.12)% on Classes A, B, C, I, O and W, respectively.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†
Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Mutual Funds (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are thirteen separate active investment series, seven of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Diversified International Fund (“Diversified International”), Voya Global Bond Fund (“Global Bond”), Voya Global Perspectives® Fund (“Global Perspectives®”), Voya Global Value Advantage Fund (“Global Value Advantage”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund (except Global Bond and Russia) is a diversified series of the Trust. Global Bond and Russia are non-diversified series of the Trust. Effective May 1, 2016, Global Value Advantage will now be known as “Voya Global Equity Fund.”
Each Fund offers at least three or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya
Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the period ended April 30, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

European Union) is implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At April 30, 2016, the maximum amount of loss that Diversified Emerging Markets Debt and Global Bond would incur if its counterparties failed to perform would be $429 and $21,172,912, respectively, which represents the gross payments to be received on open OTC purchased options
(Global Bond only) and forward foreign currency contracts were they to be unwound as of April 30, 2016. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $3,820,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt at April 30, 2016.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Diversified Emerging Markets Debt and Global Bond had a liability position of  $2,788 and $18,772,636, respectively, on forward foreign currency contracts and written OTC options (Global Bond only) with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2016, Diversified Emerging Markets Debt and Global Bond could have been required to pay this amount in cash to its counterparties. As of April 30, 2016, Global Bond had pledged $1,690,000 in cash collateral for its open OTC derivative transactions. Diversified Emerging Markets Debt did not pledge any cash collateral at April 30, 2016 for its open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the period ended April 30, 2016, Diversified Emerging Markets Debt and Global Bond had average contract amounts on forward foreign currency contracts to

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

buy of  $7,111 and $475,605,387, respectively. In addition to the above, Diversified Emerging Markets Debt and Global Bond had average contract amounts on forward foreign currency contract to sell of  $47,883 and $289,851,652, respectively. Diversified Emerging Markets Debt used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the tables following the Portfolio of Investments for Diversified Emerging Markets Debt and the Summary Portfolio of Investments for Global Bond for open forward foreign currency contracts at April 30, 2016.
Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2016, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. During the period ended April 30, 2016, Global Value Advantage purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2016, Global Bond had an average notional value of  $151,712,681 and $85,684,020 on futures contracts purchased and sold, respectively. During the period ended April 30, 2016, Global Value Advantage had an average notional value of $5,135,242 on futures contracts purchased. Please refer to the tables for Global Bond and Global Value Advantage following each respective Summary Portfolio of Investments for open futures contracts at April 30, 2016.
F. Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the period ended April 30, 2016, Global Bond had purchased and written exchange-traded options to gain exposure to interest rates and to generate income. There were no open purchased or written exchange-traded options at April 30, 2016.
During the period ended April 30, 2016, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following for open written foreign currency options at April 30, 2016.
During the period ended April 30, 2016, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the Summary Portfolio of Investments for open purchased interest rate swaptions and the table following the Summary Portfolio of Investments for open written interest rate swaptions at April 30, 2016.
Please refer to Note 10 for the volume of purchased and written option activity during the period ended April 30, 2016.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the period ended April 30, 2016, Global Bond had sold credit protection on credit default swap indices (“CDX”) with a notional amount of  $23,410,000 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to sell protection at April 30, 2016.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the period ended April 30, 2016, Diversified Emerging Markets Debt has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $60,000.
For the period ended April 30, 2016, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $1,742,513,460.
For the period ended April 30, 2016, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $1,667,552,067.
At April 30, 2016, Global Bond had pledged $2,157,000 in cash collateral as margin for open centrally cleared interest rate swaps.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Diversified Emerging Market Debt and Global Bond enter into interest rate swaps to manage their duration. Please refer to the table following the Summary Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at April 30, 2016. There were no open interest rate swaps for Diversified Emerging Markets Debt at April 30, 2016.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond, declares and pays dividends, if any, annually. Global Bond declares and pays dividends, if any, monthly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
J. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Multi-Manager International Small Cap and Global Value Advantage which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At April 30, 2016, there was no cash collateral posted to or from any Fund for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Diversified Emerging Markets Debt	$5,955,174	$132,600
Diversified International	2,710,024	6,844,842
Global Bond	101,886,804	97,458,552
Global Perspectives®	4,959,509	4,215,353
Global Value Advantage	159,386,325	193,944,288
Multi-Manager International Small Cap	75,981,498	81,241,575
Russia	6,435,361	9,413,843
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$542,571,040	$561,018,316
NOTE 4 — REDEMPTION FEES
A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the period ended April 30, 2016 and October 31, 2015 were $5,205 and $22,487, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.80%
Diversified International	0.40% on unaffiliated Underlying Funds or other direct investments; 0.10% on affiliated Underlying Funds
Global Bond	0.50%
Global Perspectives®	0.40% on unaffiliated Underlying Funds or other direct investments; 0.20% on affiliated Underlying Funds
Global Value Advantage	0.95% on the first $500 million; 0.90% on the next $500 million; and 0.825% in excess of $1 billion
Multi-Manager International Small Cap	1.10% on first $500 million; 1.00% on next $500 million; and 0.95% in excess of $1 billion
Russia	1.35%
The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager International Small Cap. The waiver was effective in connection with a sub-advisory fee reduction that occurred on June 1, 2009. The waiver is calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended April 30, 2016, the Investment Adviser waived $34,764 in management fees for the Fund. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 5 — INVESTMENT MANAGEMENT FEES (continued)

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):
Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya Investment Management Co. LLC*
Diversified International	Voya Investment Management Co. LLC*
Global Bond	Voya Investment Management Co. LLC*
Global Perspectives®	Voya Investment Management Co. LLC*
Global Value Advantage	Voya Investment Management Co. LLC*
Multi-Manager International Small Cap	Acadian Asset Management LLC, Victory Capital Management Inc. and Wellington Management Company LLP
Russia	NNIP Advisors B.V.
NOTE 6 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class R6 and Class W, has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class B	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	N/A	1.00%	N/A	N/A
Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Perspectives®	0.25%	N/A	1.00%	N/A	0.50%
Global Value Advantage	0.25%	1.00%	1.00%	N/A	N/A
Multi-Manager International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
Russia	0.25%	N/A	N/A	N/A	N/A
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2016, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$30	$—
Diversified International	458	—
Global Bond	548	—
Global Perspectives®	1,969	—
Global Value Advantage	2,298	—
Multi-Manager International Small Cap	537	—
Russia	1,628	—
Contingent Deferred Sales Charges:
Diversified International	$—	$50
Global Bond	27	79
Global Perspectives®	—	180
Global Value Advantage	343	2,725
Multi-Manager International Small Cap	—	42
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At April 30, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Capital Allocation Fund	Global Bond	6.37%
Voya Global Perspectives® Portfolio	Global Bond	6.20
Voya Global Target Payment Fund	Multi-Manager International Small Cap	5.78
Voya Institutional Trust Company	Global Perspectives®	54.35
	Multi-Manager International Small Cap	5.13
Voya Investment Management Co. LLC	Diversified Emerging Markets Debt	14.65
Voya Solution 2025 Portfolio	Global Bond	12.81
Voya Solution Income Portfolio	Global Bond	7.34
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “Plan”), which allows eligible independent trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At April 30, 2016, the following Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expenses	Amount
Diversified Emerging Markets Debt	Audit	$2,717
	Custody	1,546
	Miscellaneous	1,498
	Sec Registration	1,273
Diversified International	Transfer Agent	46,754
Russia	Custody	127,282
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	N/A	2.00%	0.95%	N/A	N/A	N/A	1.00%
Diversified International(1)	1.58%	2.33%	2.33%	1.33%	1.58%	1.83%	N/A	1.33%
Global Bond	0.90%	1.65%	1.65%	0.65%	0.90%	1.15%	0.65%	0.65%
Global Perspectives®(1)	1.23%	N/A	1.98%	0.98%	N/A	1.48%	N/A	0.98%
Global Value Advantage	1.35%	2.10%	2.10%	1.10%	N/A	N/A	N/A	1.10%
Multi-Manager International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	N/A	1.60%
Russia	2.15%	N/A	N/A	1.90%	N/A	N/A	N/A	1.90%

(1)
For Diversified Emerging Markets Debt, Diversified International and Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to side letter agreements, through March 1, 2017, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified International(1)(2)(3)	1.33%	2.08%	2.08%	1.08%	1.33%	1.58%	1.08%
Multi-Manager International Small Cap(1)(4)	1.68%	2.33%	2.33%	1.25%	1.58%	N/A	1.33%
Russia(1)	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
The side letter agreement for Diversified International includes the expenses of the Underlying Funds.

(3)
Prior to January 1, 2016, the side letter agreement expense limits for Diversified International were 1.40%, 2.15%, 2.15%, 1.15%, 1.40%, 1.65% and 1.15% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively.

(4)
Prior to January 1, 2016, the side letter agreement expense limits for Multi-Manager International SmallCap were 1.75%, 2.40%, 2.40%, 1.25%, 1.65% and 1.40% for Class A, Class B, Class C, Class I, Class O and Class W, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of April 30, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	April 30,
	2017	2018	2019	Total
Diversified Emerging Markets Debt	$181,657	$63,010	$92,578	$337,245
Diversified International	62,547	—	—	62,547
Global Perspectives®	150,752	100,507	87,681	338,940
Global Value Advantage	415,542	410,339	404,092	1,229,973
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2016, are as follows:
	April 30,
	2017	2018	2019	Total
Diversified Emerging Markets Debt
Class A	$23	$44	$23	$90
Class C	16	6	52	74
Class W	13	3	15	31
Diversified International
Class A	$9,273	$—	$—	$9,273
Class B	1,641	—	—	1,641
Class C	5,818	—	—	5,818
Class O	1,055	—	—	1,055
Class R	22	—	—	22
Class W	108	—	—	108
Global Bond
Class A	$86,021	$70,406	$47,412	$203,839
Class B	507	291	88	886
Class C	46,323	34,745	22,013	103,081
Class O	2,313	2,470	1,882	6,665
Class R	144	1,003	2,931	4,078
Class W	23,837	27,721	48,084	99,642
Global Perspectives®
Class I	$73	$163	$305	$541
Global Value Advantage
Class A	$35,992	$68,138	$67,557	$171,687
Class B	759	850	454	2,063
Class C	22,357	41,929	30,386	94,672
Class W	1,557	1,439	1,171	4,167
The expense limitation agreements are contractual through March 1, 2017 (except for Diversified International, which is through at least March 1, 2018) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — PURCHASED AND WRITTEN OPTIONS
Transactions in exchange-traded purchased options for Global Bond for the period ended April 30, 2016 were as follows:
	Number of Contracts	Cost
Balance at 10/31/2015	916	$133,965
Options Expired	(916)	(133,965)
Balance at 04/30/2016	—	$—

Transactions in purchased foreign currency options for Global Bond for the period ended April 30, 2016 were as follows:
	USD Notional	Cost
Balance at 10/31/2015	47,800,000	$115,198
Options Purchased	400,748,000	1,689,169
Options Expired	(248,848,000)	(713,294)
Balance at 04/30/2016	199,700,000	1,091,073

Transactions in purchased interest rate swaptions for Global Bond for the period ended April 30, 2016 were as follows:
	USD Notional	Cost
Balance at 10/31/2015	263,600,000	$2,168,549
Options Purchased	1,555,172,000	15,768,472
Options Terminated in Closing Sell Transactions	(336,700,000)	(3,339,820)
Options Expired	(131,800,000)	(1,026,283.00)
Balance at 04/30/2016	1,350,272,000	13,570,918

Transactions in exchange-traded written options for Global Bond for the period ended April 30, 2016 were as follows:
	Number of Contracts	Premiums Received
Balance at 10/31/2015	916	$192,360
Options Terminated in Closing Purchase Transactions	(916)	(192,360)
Balance at 04/30/2016	—	$—

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written foreign currency options for Global Bond for the period ended April 30, 2016 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2015	47,800,000	$52,341
Options Written	400,748,000	1,826,809
Options Expired	(248,848,000)	(788,077)
Balance at 04/30/2016	199,700,000	$1,091,073

Transactions in written interest rate swaptions for Global Bond for the period ended April 30, 2016 were as follows:
	EUR Notional	USD Notional	Premiums Received
Balance at 10/31/2015	2,056,200,000	550,808,000	$3,634,459
Options Written	1,197,800,000	2,784,600,000	19,031,873
Options Terminated in Closing Purchase Transactions	(1,614,000,000)	(1,408,108,000)	(6,536,942)
Options Expired	(1,614,000,000)	—	(1,047,772)
Balance at 04/30/2016	26,000,000	1,927,300,000	15,081,618

NOTE 11 — LINE OF CREDIT
Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended April 30, 2016:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Bond	28	$1,325,393	1.34%
Global Value Advantage	1	855,000	1.12
Multi-Manager International Small Cap	7	1,197,143	1.37

NOTE 12 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Diversified Emerging Markets Debt
Class A
4/30/2016	1,833	—	87	(764)	1,156	15,980	—	744	(6,813)	9,911
10/31/2015	1,074	—	151	(3,068)	(1,843)	10,033	—	1,378	(28,111)	(16,700)
Class C
4/30/2016	5	—	47	—	52	45	—	400	—	445
10/31/2015	669	—	40	—	709	6,420	—	362	—	6,782
Class I
4/30/2016	676,233	—	6,031	(229)	682,035	6,153,473	—	51,571	(2,076)	6,202,968
10/31/2015	—	—	4,485	—	4,485	(81)	—	41,127	—	41,046
Class W
4/30/2016	—	—	18	—	18	—	—	155	—	155
10/31/2015	—	—	13	—	13	—	—	124	—	124

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Diversified International
Class A
4/30/2016	82,560	—	29,372	(336,046)	(224,114)	755,595	—	276,980	(3,117,979)	(2,085,404)
10/31/2015	314,134	—	126,350	(674,184)	(233,700)	3,190,003	—	1,220,547	(6,820,182)	(2,409,632)
Class B
4/30/2016	—	—	—	(58,004)	(58,004)	—	—	—	(530,308)	(530,308)
10/31/2015	812	—	9,483	(252,301)	(242,006)	7,895	—	91,700	(2,544,652)	(2,445,057)
Class C
4/30/2016	39,718	—	3,849	(204,744)	(161,177)	372,936	—	36,138	(1,884,254)	(1,475,180)
10/31/2015	71,633	—	54,499	(384,150)	(258,018)	729,133	—	523,735	(3,837,147)	(2,584,279)
Class I
4/30/2016	108,602	—	5,209	(153,612)	(39,801)	976,206	—	48,968	(1,383,280)	(358,106)
10/31/2015	126,190	—	15,524	(125,057)	16,657	1,208,422	—	149,652	(1,246,701)	111,373
Class O
4/30/2016	24,482	—	—	(24,716)	(234)	221,108	—	—	(223,801)	(2,693)
10/31/2015	76,452	—	—	(104,030)	(27,578)	749,493	—	—	(1,044,630)	(295,137)
Class R
4/30/2016	82	—	73	(233)	(78)	725	—	675	(2,169)	(769)
10/31/2015	—	—	335	(341)	(6)	—	—	3,188	(3,426)	(238)
Class W
4/30/2016	31,797	—	943	(7,567)	25,173	302,464	—	8,835	(68,530)	242,769
10/31/2015	25,592	—	2,730	(11,430)	16,892	261,039	—	26,214	(113,358)	173,895
Global Bond
Class A
4/30/2016	367,441	—	117,965	(886,810)	(401,404)	3,579,475	—	1,141,472	(8,582,888)	(3,861,941)
10/31/2015	820,007	—	257,204	(2,984,960)	(1,907,749)	8,347,224	—	2,621,809	(30,577,125)	(19,608,092)
Class B
4/30/2016	7	—	137	(4,402)	(4,258)	67	—	1,317	(41,912)	(40,528)
10/31/2015	663	—	605	(28,720)	(27,452)	6,773	—	6,141	(291,179)	(278,265)
Class C
4/30/2016	41,859	—	37,645	(561,842)	(482,338)	404,068	—	362,201	(5,403,939)	(4,637,670)
10/31/2015	102,350	—	91,590	(1,359,153)	(1,165,213)	1,033,288	—	929,160	(13,812,334)	(11,849,886)
Class I
4/30/2016	2,610,396	—	210,547	(5,140,192)	(2,319,249)	24,977,652	—	2,028,106	(49,559,320)	(22,553,562)
10/31/2015	3,348,360	—	539,936	(10,123,945)	(6,235,649)	33,551,442	—	5,488,565	(103,093,029)	(64,053,022)
Class O
4/30/2016	15,561	—	—	(24,444)	(8,883)	148,226	—	—	(231,365)	(83,139)
10/31/2015	34,233	—	3	(80,291)	(46,055)	340,354	—	34	(799,341)	(458,953)
Class R
4/30/2016	157,648	—	8,535	(26,783)	139,400	1,533,034	—	82,481	(258,312)	1,357,203
10/31/2015	329,156	—	9,872	(71,273)	267,755	3,362,975	—	99,311	(713,415)	2,748,871
Class R6
4/30/2016	2,329,376	—	486,450	(6,220,226)	(3,404,400)	22,964,389	—	4,701,590	(60,346,559)	(32,680,580)
10/31/2015	7,796,722	—	885,550	(5,125,714)	3,556,558	78,125,629	—	8,996,613	(51,713,382)	35,408,860
Class W
4/30/2016	2,157,060	—	186,673	(1,190,781)	1,152,952	20,494,327	—	1,767,785	(11,366,611)	10,895,501
10/31/2015	5,069,682	—	171,833	(1,092,392)	4,149,123	49,316,668	—	1,705,711	(10,834,518)	40,187,861

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Perspectives®
Class A
4/30/2016	62,520	—	9,891	(81,379)	(8,968)	638,891	—	100,689	(839,244)	(99,664)
10/31/2015	226,784	—	21,837	(137,041)	111,580	2,481,906	—	233,659	(1,476,565)	1,239,000
Class C
4/30/2016	37,513	—	2,985	(42,574)	(2,076)	383,108	—	30,145	(433,201)	(19,948)
10/31/2015	180,956	—	8,702	(66,536)	123,122	1,938,017	—	92,506	(707,589)	1,322,934
Class I
4/30/2016	335	—	321	(6,769)	(6,113)	3,326	—	3,275	(70,039)	(63,438)
10/31/2015	6,745	—	867	(7,849)	(237)	73,428	—	9,298	(83,357)	(631)
Class R
4/30/2016	156,686	—	20,394	(79,631)	97,449	1,584,271	—	207,207	(814,429)	977,049
10/31/2015	548,680	—	39,931	(170,650)	417,961	5,965,160	—	426,469	(1,829,204)	4,562,425
Class W
4/30/2016	39,744	—	6,061	(37,024)	8,781	413,350	—	61,889	(378,227)	97,012
10/31/2015	116,807	—	9,616	(46,264)	80,159	1,281,142	—	103,179	(504,707)	879,614
Global Value Advantage
Class A
4/30/2016	89,054	—	87,780	(741,868)	(565,034)	2,462,243	—	2,508,753	(20,725,505)	(15,754,509)
10/31/2015	217,403	2,022,257	201,203	(1,347,271)	1,093,592	6,659,617	65,366,775	6,094,439	(41,312,980)	36,807,851
Class B
4/30/2016	3	—	185	(8,966)	(8,778)	(408)	—	5,768	(271,432)	(266,072)
10/31/2015	63	—	1,565	(26,490)	(24,862)	2,062	—	51,326	(880,179)	(826,791)
Class C
4/30/2016	40,107	—	22,685	(352,989)	(290,197)	1,022,126	—	605,450	(9,219,898)	(7,592,322)
10/31/2015	66,519	—	98,813	(654,427)	(489,095)	1,890,993	—	2,790,069	(18,781,717)	(14,100,655)
Class I
4/30/2016	86,148	—	18,196	(226,380)	(122,036)	2,409,520	—	524,405	(6,437,853)	(3,503,928)
10/31/2015	173,466	111,152	51,958	(487,934)	(151,358)	5,364,747	3,624,522	1,588,508	(15,118,963)	(4,541,186)
Class W
4/30/2016	5,702	—	2,124	(38,730)	(30,904)	158,585	—	61,144	(1,097,170)	(877,441)
10/31/2015	30,372	32,964	4,831	(42,016)	26,151	925,180	1,073,993	147,816	(1,279,487)	867,502
Multi-Manager International Small Cap
Class A
4/30/2016	169,546	—	9,786	(146,387)	32,945	8,034,669	—	468,928	(6,824,450)	1,679,147
10/31/2015	148,056	—	9,316	(289,743)	(132,371)	7,169,115	—	416,336	(13,775,897)	(6,190,446)
Class B
4/30/2016	—	—	—	(4,255)	(4,255)	—	—	—	(217,978)	(217,978)
10/31/2015	17	—	—	(11,745)	(11,728)	891	—	—	(602,043)	(601,152)
Class C
4/30/2016	5,051	—	465	(30,238)	(24,722)	217,750	—	20,782	(1,308,955)	(1,070,423)
10/31/2015	18,209	—	399	(73,763)	(55,155)	806,187	—	16,601	(3,312,170)	(2,489,382)
Class I
4/30/2016	216,986	—	26,775	(220,815)	22,946	10,215,807	—	1,278,750	(10,232,469)	1,262,088
10/31/2015	552,824	—	31,784	(581,174)	3,434	26,111,122	—	1,415,638	(27,688,030)	(161,270)
Class O
4/30/2016	4,312	—	—	(3,232)	1,080	198,557	—	—	(152,112)	46,445
10/31/2015	8,370	—	—	(10,376)	(2,006)	397,724	—	—	(490,812)	(93,088)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Multi-Manager International Small Cap (continued)
Class W
4/30/2016	64,828	—	7,729	(100,636)	(28,079)	3,561,827	—	443,473	(5,753,595)	(1,748,295)
10/31/2015	98,956	—	7,890	(55,514)	51,332	5,500,660	—	421,359	(3,176,664)	2,745,355
Russia
Class A
4/30/2016	102,086	—	93,408	(307,318)	(111,824)	2,105,880	—	1,907,391	(6,413,449)	(2,400,178)
10/31/2015	435,760	—	132,805	(939,728)	(371,163)	10,086,351	—	2,569,763	(21,623,985)	(8,967,871)
Class I
4/30/2016	41,922	—	2,786	(26,393)	18,315	796,691	—	57,147	(555,240)	298,598
10/31/2015	97,643	—	4,777	(123,666)	(21,246)	2,202,715	—	92,943	(2,742,743)	(447,085)
Class W
4/30/2016	664	—	410	(3,415)	(2,341)	14,346	—	8,351	(73,690)	(50,993)
10/31/2015	10,628	—	122	(438)	10,312	242,528	—	2,366	(9,901)	234,993
NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2016:
Global Value Advantage
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,794,218	$(1,794,218)	$—
Deutsche Bank Securities Inc.	2,468,475	(2,468,475.36)	—
Total	$4,262,694	$(4,262,694)	$—

(1)
Collateral with a fair value of  $4,350,765 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,433,768	$(1,433,768)	$—
Citigroup Global Markets Limited	465,901	(465,901)	—
Credit Suisse Securities (Europe) Limited	101,835	(101,835)	—
Credit Suisse Securities USA	75,041	(75,041)	—
Deutsche Bank Securities	145,964	(145,964)	—
Deutsche Bank, AG	1,309,906	(1,309,906)	—

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 13 — SECURITIES LENDING (continued)

Multi-Manager International Small Cap (continued)
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co.	677,482	(677,482)	—
JP Morgan Securities, Plc.	228,620	(228,620)	—
Merrill Lynch International	198,239	(198,239)	—
Morgan Stanley & Co. LLC	411,544	(411,544)	—
National Financial Services LLC	301,613	(301,613)	—
Nomura International PLC	220,243	(220,243)	—
RBC Capital Markets, LLC	8,479	(8,479)	—
UBS AG	903,899	(903,899)	—
UBS Securities LLC.	123,803	(123,803)	—
Total	$6,606,335	$(6,606,335)	$—

(1)
Collateral with a fair value of  $7,054,975 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russia
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$24,462	$(24,462)	$—
Total	$24,462	$(24,462)	$—

(1)
Collateral with a fair value of  $25,722 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 14 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Ordinary Income	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Diversified Emerging Markets Debt	$52,870	$—	$42,991	$—	$—
Diversified International	464,529	—	2,510,368	—	—
Global Bond	—	10,515,183	2,377,340	—	18,598,986
Global Perspectives®	408,069	—	665,422	208,115	—
Global Value Advantage	4,558,177	—	13,554,074	—	—
Multi-Manager International Small Cap	2,391,528	—	2,451,454	—	—
Russia	2,162,231	—	2,960,643	—	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Diversified Emerging Markets Debt	$46,041	$—	$(39,486)	$(16,139)	Short-term	None
				(71,275)	Long-term	None
$(87,414)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Diversified International	—	(117,102)	3,887,569	(24,755,944)	Short-term	2016
				(93,445,922)	Short-term	2017
				(33,117,873)	Short-term	2018
				(824,702)	Short-term	2019
				$(152,144,441)
Global Bond	—	(10,886,137)	(7,403,156)	(368,545)	Short-term	None
				(4,981,270)	Long-term	None
				$(5,349,815)
Global Perspectives®	177,694	—	(968,375)	(106,820)	Short-term	None
Global Value Advantage	4,078,616	—	2,376,376	(813,037,842)	Short-term	2016
				(70,133,094)	Short-term	2017
				(8,757,263)	Short-term	2018
				(14,941,582)	Short-term	None
				(82,649,832)	Long-term	None
				$(989,519,613)	*
Multi-Manager International Small Cap	1,744,000	—	10,872,789	(7,151,225)	Short-term	2016
				(202,973,948)	Short-term	2017
				$(210,125,173)
Russia	1,041,302	—	(3,163,540)	(57,145,966)	Short-term	2017
				(21,810,157)	Short-term	2018
				(1,756,592)	Short-term	None
				(1,520,719)	Long-term	None
				$(82,233,434)

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2016, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2010.
NOTE 15 — REORGANIZATIONS
On May 22, 2015, Global Value Advantage (“Acquiring Fund”) acquired all of the assets of, and assumed all the liabilities of Voya Global Natural Resources Fund (“Acquired Fund”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on May 5, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of Voya family of funds by, among other things, eliminating sector funds from the Voya family of funds. Furthermore, the Acquired Fund was expected to benefit from a reduction in net expenses as shareholders of the
Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on November 1, 2014, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended October 31, 2015, are as follows:

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 15 — REORGANIZATIONS (continued)

Net investment income	$5,456,818
Net realized and unrealized loss on investments	$(19,999,613)
Net decrease in net assets resulting from operations	$(14,542,795)
Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since November 21, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Fund’s Capital Loss Carryforwards (000s)	Acquired Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$70,065	$334,072	$7,333	$1,256	0.2844
The net assets of the Acquiring Fund after the acquisition were $404,137,096.
NOTE 16 — RESTRUCTURING PLAN
Sub-adviser (Russia):
NNIP Advisors B.V. (“NNIP Advisors”) is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”).
Prior to July 2014, NN Group was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. In connection with the amended Restructuring Plan, ING Groep was required to divest more than 50% of its shares in NN Group before December 31, 2015 and is required to divest the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep has stated its intention to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016. On the 14th of April 2016 ING Groep announced to sell its remaining stake in NN Group. This process has been finalized.
In 2014 in order to ensure that the existing sub-advisory services could continue uninterrupted in case a change of control situation under the 1940 Act would occur related to the divestment of NN Group by ING Groep, the Board approved new sub-advisory agreements for the Fund. Shareholders of the Fund for which NNIP Advisors serves as a Sub-Adviser approved these new investment sub-advisory agreements. This approval also included approval of any future sub-advisory agreements prompted by the divestment of NN Group that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders of the Fund would not have another opportunity to vote on a new agreement with NNIP Advisors even if NNIP Advisors undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.
On November 19, 2015, in anticipation of a change of control that would occur when the ownership interest of ING Groep in NN Group would drop below 25%, the Board, at an in-person meeting, approved new sub-advisory agreements. In January 2016, ING Group further reduced its interest in NN Group below 25% to approximately 16.2% (the “November Offering”). The November Offering was deemed by the Adviser and NNIP Advisors to be a change of control (the “Change of Control”). The new sub-advisory agreements, based on the Board approval of November 2015 and in connection with the Change of Control, became effective on January 8, 2016. At that time, NNIP Advisors represented that no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of NN Group. The terms of the new sub-advisory agreements are not materially different from the prior agreements. As a result, shareholders of the Fund have not been asked to vote again on the new agreements with NNIP Advisors.
NOTE 17 — SUBSEQUENT EVENTS
Dividends: Subsequent to April 30, 2016, the Funds paid the following distributions:
	Type	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	ROC	$0.0350	May 3, 2016	April 29, 2016
Class B	ROC	$0.0289	May 3, 2016	April 29, 2016
Class C	ROC	$0.0288	May 3, 2016	April 29, 2016
Class I	ROC	$0.0374	May 3, 2016	April 29, 2016
Class O	ROC	$0.0350	May 3, 2016	April 29, 2016
Class R	ROC	$0.0331	May 3, 2016	April 29, 2016
Class R6	ROC	$0.0376	May 3, 2016	April 29, 2016
Class W	ROC	$0.0371	May 3, 2016	April 29, 2016
Class A	ROC	$0.0350	June 2, 2016	May 31, 2016
Class B	ROC	$0.0285	June 2, 2016	May 31, 2016
Class C	ROC	$0.0286	June 2, 2016	May 31, 2016
Class I	ROC	$0.0374	June 2, 2016	May 31, 2016
Class O	ROC	$0.0350	June 2, 2016	May 31, 2016

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 17 — SUBSEQUENT EVENTS (continued)

	Type	Per Share Amount	Payable Date	Record Date
Global Bond (continued)
Class R	ROC	$0.0329	June 2, 2016	May 31, 2016
Class R6	ROC	$0.0376	June 2, 2016	May 31, 2016
Class W	ROC	$0.0371	June 2, 2016	May 31, 2016

ROC - Return of capital
Distributions to shareholders: On March 18, 2016, the Board approved a change with respect to Global Bond’s distribution policy. Effective February 28, 2017, the Fund will declare dividends daily and pay dividends consisting of ordinary income, if any, monthly.
Name change: On March 18, 2016, the Board of Global Value Advantage approved a new name for the Fund.
Effective May 1, 2016, Global Value Advantage will now be known as “Voya Global Equity Fund.”
Line of Credit: Effective May 20, 2016, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of April 30, 2016 (Unaudited)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 94.8%
	Affiliated Investment Companies: 94.8%
229,107	Voya Emerging Markets Corporate Debt Fund - Class P	$2,226,922	30.6
244,477	Voya Emerging Markets Hard Currency Debt Fund - Class P	2,324,978	32.0
308,563	Voya Emerging Markets Local Currency Debt Fund - Class P	2,338,910	32.2
	Total Mutual Funds (Cost $6,867,093)	6,890,810	94.8
SHORT-TERM INVESTMENTS: 4.3%
	Mutual Funds: 4.3%
310,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%†† (Cost $310,000)	310,000	4.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $310,000)	$310,000	4.3
Total Investments in Securities (Cost $7,177,093)	$7,200,810	99.1
Assets in Excess of Other Liabilities	63,612	0.9
Net Assets	$7,264,422	100.0

††
Rate shown is the 7-day yield as of April 30, 2016.

Cost for federal income tax purposes is $7,181,596.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,214
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$19,214

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Mutual Funds	$6,890,810	$—	$—	$6,890,810
Short-Term Investments	310,000	—	—	310,000
Total Investments, at fair value	$7,200,810	$—	$—	$7,200,810
Other Financial Instruments+
Forward Foreign Currency Contracts	—	429	—	429
Total Assets	$7,200,810	$429	$—	$7,201,239
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,788)	$—	$(2,788)
Total Liabilities	$—	$(2,788)	$—	$(2,788)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of April 30, 2016 (Unaudited) (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended April 30, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$316,533	$1,935,382	$(37,761)	$12,768	$2,226,922	$7,382	$(1,761)	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	441,769	1,971,193	(97,594)	9,610	2,324,978	9,193	(993)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	253,883	2,048,600	—	36,427	2,338,910	—	—	—
	$1,012,185	$5,955,175	$(135,355)	$58,805	$6,890,810	$16,575	$(2,754)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At April 30, 2016, the following forward foreign currency contracts were outstanding for Voya Diversified Emerging Markets Debt Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BNP Paribas Bank	Colombian Peso	5,499,560	Buy	05/20/16	$1,749	$1,926	$177
Deutsche Bank AG	Turkish Lira	31,096	Buy	05/20/16	10,809	11,061	252
							$429
Barclays Bank PLC	Russian Ruble	627,550	Sell	05/20/16	$8,613	$9,643	$(1,030)
Deutsche Bank AG	Turkish Lira	87,641	Sell	05/20/16	29,418	31,176	(1,758)
							$(2,788)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$429
Total Asset Derivatives		$429
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,788
Total Liability Derivatives		$2,788

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of April 30, 2016 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total
Foreign exchange contracts	$(4,277)	$—	$(4,277)
Interest rate contracts	—	900	900
Total	$(4,277)	$900	$(3,377)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total
Foreign exchange contracts	$254	$—	$254
Interest rate contracts	—	(988)	(988)
Total	$254	$(988)	$(734)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2016:
	Barclays Bank PLC	BNP Paribas	Deutsche Bank AG	Totals
Assets:
Forward foreign currency contracts	$—	$177	$252	$429
Total Assets	$—	$177	$252	$429
Liabilities:
Forward foreign currency contracts	$1,030	$—	$1,758	$2,788
Total Liabilities	$1,030	$—	$1,758	$2,788
Net OTC derivative instruments by counterparty, at fair value	$(1,030)	$177	$(1,506)	$(2,359)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(1,030)	$177	$(1,506)	$(2,359)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified International Fund	as of April 30, 2016 (Unaudited)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.3%
112,600	iShares MSCI EAFE Index Fund	$6,579,218	13.3
	Total Exchange-Traded Funds (Cost $7,192,439)	6,579,218	13.3
MUTUAL FUNDS: 86.9%
	Affiliated Investment Companies: 86.9%
1,487,693	Voya International Core Fund - Class I	13,389,238	27.0
546,044	Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,974,463	10.0
2,157,391	Voya Multi-Manager International Equity Fund - Class I	22,328,998	44.9
51,980	Voya Multi-Manager International Small Cap Fund - Class I	2,489,318	5.0
Shares	Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
Total Mutual Funds (Cost $40,308,105)	$43,182,017	86.9
Total Investments in Securities (Cost $47,500,544)	$49,761,235	100.2
Liabilities in Excess of Other Assets	(93,899)	(0.2)
Net Assets	$49,667,336	100.0

Cost for federal income tax purposes is $48,524,075.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,169,499
Gross Unrealized Depreciation	(1,932,339)
Net Unrealized Appreciation	$1,237,160

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$6,579,218	$—	$—	$6,579,218
Mutual Funds	43,182,017	—	—	43,182,017
Total Investments, at fair value	$49,761,235	$—	$—	$49,761,235

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified International Fund	as of April 30, 2016 (Unaudited) (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended April 30, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 04/30/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya International Core Fund - Class I	$15,037,336	$1,540,975	$(2,288,919)	$(900,154)	$13,389,238	$156,964	$(11,490)	$213,919
Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,783,569	170,164	(916,902)	(62,368)	4,974,463	$80,767	(111,976)	—
Voya Multi-Manager International Equity Fund - Class I	25,203,551	929,987	(2,623,288)	(1,181,252)	22,328,998	$310,787	(61,178)	228,679
Voya Multi-Manager International Small Cap Fund - Class I	2,814,173	68,897	(182,071)	(211,681)	2,489,318	$33,153	147,158	—
	$48,838,629	$2,710,023	$(6,011,180)	$(2,355,455)	$43,182,017	$581,671	$(37,486)	$442,598

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 23.3%
		Argentina: 0.2%
1,000,000	#	YPF SA, 8.500%, 03/23/21	$1,047,500	0.2
		Bermuda: 0.1%
322,000	#	Digicel Ltd., 6.750%, 03/01/23	292,014	0.1
		Canada: 0.2%
703,000		Other Securities	701,773	0.2
		Cayman Islands: 0.2%
1,078,000		Other Securities	1,092,783	0.2
		Chile: 0.1%
500,000	#	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	523,407	0.1
		France: 0.9%
903,000		BPCE SA, 2.500%, 12/10/18	920,099	0.2
942,000	#	BPCE SA, 5.150%, 07/21/24	969,817	0.2
764,000	#	Electricite de France SA, 2.350%, 10/13/20	773,758	0.2
1,250,000	#	Numericable-SFR SA, 6.000%, 05/15/22	1,256,313	0.3
			3,919,987	0.9
		Guernsey: 0.2%
978,000		Other Securities	971,671	0.2
		India: 0.4%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,355,036	0.3
492,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	492,615	0.1
			1,847,651	0.4
		Ireland: 0.4%
1,748,000	#	GE Capital International Funding Co., 2.342%-4.418%, 11/15/20-11/15/35	1,829,049	0.4
		Italy: 0.2%
1,016,000		Other Securities	1,053,070	0.2
		Jamaica: 0.1%
243,000		Other Securities	223,560	0.1
		Japan: 0.4%
1,138,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 2.300%, 03/05/20	1,141,764	0.2
255,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	259,153	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Japan (continued)
554,000		Other Securities	$579,352	0.1
			1,980,269	0.4
		Luxembourg: 0.2%
1,000,000		Other Securities	1,010,980	0.2
		Mexico: 0.5%
567,000	#	Cemex SAB de CV, 6.125%, 05/05/25	558,495	0.1
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,230,812	0.3
289,000	#	Nemak SA de CV, 5.500%, 02/28/23	301,644	0.1
			2,090,951	0.5
		Netherlands: 0.7%
750,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	788,438	0.2
1,600,000		Shell International Finance BV, 1.625%-3.250%, 11/10/18-05/11/25	1,640,038	0.3
872,000		Other Securities	938,606	0.2
			3,367,082	0.7
		Norway: 0.1%
565,000		Other Securities	561,326	0.1
		Russia: 0.8%
1,400,000		EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,429,988	0.3
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	424,196	0.1
1,500,000		Other Securities	1,555,706	0.4
			3,409,890	0.8
		Sweden: 0.2%
984,000	#	Nordea Bank AB, 5.500%, 09/29/49	967,813	0.2
		Switzerland: 0.6%
1,635,000	#	Credit Suisse AG, 6.500%, 08/08/23	1,744,246	0.4
893,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,029,373	0.2
			2,773,619	0.6
		United Arab Emirates: 0.3%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,204,332	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United Kingdom: 0.7%
1,457,000		Abbey National Treasury Services PLC/United Kingdom, 2.375%, 03/16/20	$1,465,647	0.3
527,000	#	Barclays Bank PLC, 6.050%, 12/04/17	558,369	0.1
627,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	644,967	0.2
478,000		Other Securities	483,139	0.1
			3,152,122	0.7
		United States: 15.8%
1,515,000		21st Century Fox America, Inc., 5.400%-6.900%, 03/01/19-10/01/43	1,742,485	0.4
1,870,000		Anheuser-Busch InBev Finance, Inc., 2.650%-3.300%, 02/01/21-02/01/23	1,949,921	0.4
2,656,000		Apple, Inc., 3.200%, 05/13/25	2,787,924	0.6
3,303,000		AT&T, Inc., 3.000%-5.350%, 06/30/22-03/15/42	3,486,719	0.8
1,898,000		Bank of America Corp., 3.300%-4.100%, 01/11/23-04/01/24	1,984,389	0.4
778,000	#	CCO Safari II LLC, 4.464%, 07/23/22	827,970	0.2
1,297,000		Citigroup, Inc., 4.000%-5.500%, 08/05/24-09/13/25	1,390,588	0.3
910,000	#	COX Communications, Inc., 2.950%, 06/30/23	857,864	0.2
1,283,000		CVS Health Corp., 2.800%, 07/20/20	1,333,562	0.3
1,844,000		Entergy Corp., 5.125%, 09/15/20	2,033,526	0.4
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	655,500	0.1
567,000		General Electric Co., 4.375%-6.750%, 09/16/20-03/15/32	668,105	0.1
482,000	#	Glencore Funding LLC, 2.500%, 01/15/19	462,720	0.1
1,340,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,516,516	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
786,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	$840,963	0.2
408,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	412,720	0.1
307,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	313,586	0.1
1,025,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	958,375	0.2
782,000		JPMorgan Chase & Co., 6.000%, 12/29/49	801,628	0.2
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	527,418	0.1
1,781,000		Morgan Stanley, 3.750%-4.100%, 02/25/23-05/22/23	1,852,387	0.4
1,839,000		Mylan, Inc., 2.600%, 06/24/18	1,853,265	0.4
205,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	220,888	0.1
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	698,250	0.2
1,588,000		TEGNA, Inc., 5.125%-6.375%, 07/15/20-10/15/23	1,687,912	0.4
765,000		Time Warner Cable, Inc., 5.875%, 11/15/40	824,326	0.2
1,216,000		Time Warner, Inc., 6.500%, 11/15/36	1,504,762	0.3
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	639,000	0.1
1,741,000		Wells Fargo & Co., 2.550%-4.100%, 12/07/20-06/03/26	1,807,093	0.4
33,645,000		Other Securities	35,287,216	7.8
			71,927,578	15.8
		Total Corporate Bonds/Notes (Cost $101,932,359)	105,948,427	23.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 14.8%
		United States: 14.8%
467,153		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	$466,797	0.1
1,420,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.716%, 06/10/49	1,414,275	0.3
1,190,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.716%, 06/10/49	1,179,024	0.2
950,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.001%, 02/10/51	941,587	0.2
353,734	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 6.039%, 07/10/42	354,175	0.1
300,329		Banc of America Mortgage 2005-J Trust 2A4, 2.919%, 11/25/35	277,557	0.1
14,200,000	#,^	BBCCRE Trust 2015-GTP XA, 0.749%, 08/10/33	682,696	0.2
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	129,383	0.0
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	128,368	0.0
127,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	126,043	0.0
260,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.894%, 04/12/38	243,016	0.1
817,426	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	863,978	0.2
941,780		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	836,004	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
1,140,000	#	COMM 2004-LNB2 H Mortgage Trust H, 6.067%, 03/10/39	$1,244,722	0.3
18,656,315	#,^	COMM 2012 - LTRT XA Mortgage Trust, 1.049%, 10/05/30	905,445	0.2
6,096,310 ^		COMM 2012-CCRE1 XA Mortgage Trust, 2.252%, 05/15/45	504,567	0.1
5,676,470 ^		COMM 2013-LC6 XA Mortgage Trust, 1.872%, 01/10/46	365,827	0.1
7,642,116 ^		COMM 2014-CCRE17 XA Mortgage Trust, 1.343%, 05/10/47	458,259	0.1
449,014 ^		COMM 2014-LC15 XA Mortgage Trust, 1.549%, 04/10/47	29,897	0.0
850,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.254%, 06/10/36	849,931	0.2
628,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1 K, 5.415%, 02/25/21	628,867	0.2
41,370	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	38,391	0.0
170,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	152,937	0.0
660,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	667,108	0.1
4,274,896	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.103%, 11/10/46	108,417	0.0
550,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.339%, 07/25/24	517,116	0.1
700,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 M2, 3.439%, 07/25/24	663,465	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
3,130,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.339%, 11/25/24	$3,236,328	0.7
100,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.439%, 05/25/25	99,432	0.0
1,000,000		Fannie Mae Connecticut Avenue Securities, 5.439%-6.139%, 07/25/25-04/25/28	1,034,017	0.2
16,965,485 ^		Freddie Mac Series K704 X1, 2.118%, 08/25/18	623,270	0.1
1,900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 4.989%, 10/25/24	1,959,884	0.4
560,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.189%, 10/25/24	573,943	0.1
320,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.589%, 01/25/25	339,209	0.1
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.639%, 03/25/25	302,824	0.1
370,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.239%, 03/25/25	375,244	0.1
2,760,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.939%-6.789%, 02/25/24-09/25/28	2,856,128	0.6
41,228	#	GE Capital Commercial Mortgage Series 2005-C2 H, 5.647%, 05/10/43	40,228	0.0
450,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	381,578	0.1
6,096,589 ^		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.689%, 05/10/45	497,144	0.1
290,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	280,622	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
570,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 K, 4.733%, 01/12/39	$533,543	0.1
5,790,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.441%, 12/15/47	114,704	0.0
496,343	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.640%, 10/15/37	495,570	0.1
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.500%, 06/12/41	448,783	0.1
574,377	#	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1, 5.954%, 03/15/46	574,938	0.1
120,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.549%, 05/15/45	119,488	0.0
13,409,565 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.875%, 06/15/45	833,824	0.2
1,244,063		JP Morgan Mortgage Trust 2005-A4 B1, 2.552%, 07/25/35	1,140,315	0.3
530,000	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1, 1.000%, 03/18/51	502,995	0.1
204,423		LB-UBS Commercial Mortgage Trust 2000-C5, 7.800%, 12/15/32	200,762	0.0
453,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.420%, 02/15/40	450,070	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	780,080	0.2
800,000		LB-UBS Commercial Mortgage Trust 2006-C4 C, 6.116%, 06/15/38	798,685	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
1,360,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.116%, 06/15/38	$1,357,602	0.3
500,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 6.116%, 06/15/38	498,975	0.1
640,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 6.131%, 09/15/39	644,298	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 6.131%, 09/15/39	271,575	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 6.131%, 09/15/39	270,398	0.1
1,680,000		Morgan Stanley Capital I Trust 2006-TOP23, 6.120%, 08/12/41	1,675,390	0.4
470,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.462%, 01/11/43	487,235	0.1
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.601%, 09/15/47	1,071,187	0.2
930,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.601%, 09/15/47	959,639	0.2
466,069		Opteum Mortgage Acceptance Corp. Trust 2006-1 1APT, 0.649%, 04/25/36	387,493	0.1
1,081,700		Opteum Mortgage Acceptance Corp. Trust 2006-1, 0.739%, 04/25/36	942,605	0.2
674,676	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	685,494	0.2
11,229,254	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.239%, 08/10/49	973,132	0.2
22,358,451		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, 1.405%, 08/25/45	1,047,417	0.2
144,586		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.457%, 10/25/36	125,852	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
1,783,080		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.743%, 12/25/36	$1,564,780	0.4
565,491		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.421%, 08/25/46	485,369	0.1
1,124,776		WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust 3A2, 4.209%, 02/25/37	1,021,415	0.2
1,006,636		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.384%, 12/25/36	876,304	0.2
309,724		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.269%, 04/25/37	263,587	0.1
1,202,061		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	1,059,762	0.2
401,328		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.869%, 06/25/37	287,548	0.1
10,611,363	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.206%, 10/15/45	883,737	0.2
738,420		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.735%, 10/25/36	701,091	0.2
164,627		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 2.735%, 10/25/36	156,304	0.0
843,490		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 3.031%, 05/25/36	802,498	0.2
734,125		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 2.853%, 04/25/36	709,296	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
237,133		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.809%, 07/25/37	$202,288	0.0
4,960,580	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.313%, 08/15/45	385,225	0.1
15,599,344 ^		WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.172%, 09/15/46	670,886	0.1
13,060,937		Other Securities	11,317,717	2.5
		Total Collateralized Mortgage Obligations (Cost $67,244,020)	67,157,559	14.8
ASSET-BACKED SECURITIES: 2.6%
		Cayman Islands: 1.8%
1,570,000	#	ARES XII CLO Ltd. 2007-12A C, 2.629%, 11/25/20	1,534,782	0.3
2,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.332%, 03/17/21	1,922,774	0.4
2,200,000	#	Madison Park Funding Ltd. 2007-6A C, 1.636%, 07/26/21	2,070,805	0.5
2,750,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.638%, 03/25/20	2,661,711	0.6
			8,190,072	1.8
		United States: 0.8%
5,247,106		Other Securities	3,583,050	0.8
		Total Asset-Backed Securities (Cost $12,108,047)	11,773,122	2.6
FOREIGN GOVERNMENT BONDS: 25.7%
		Argentina: 0.6%
2,575,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	2,659,975	0.6
		Austria: 3.4%
EUR12,300,000	#	Austria Government Bond, 1.650%, 10/21/24	15,651,543	3.4
		Belgium: 7.8%
EUR30,100,000	#	Belgium Government Bond, 0.800%, 06/22/25	35,293,536	7.8
		Brazil: 0.2%
1,158,000		Other Securities	1,004,892	0.2
		Canada: 0.2%
CAD880,000		Other Securities	920,889	0.2
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Colombia: 0.6%
2,472,000		Colombia Government International Bond, 2.625%-8.125%, 03/15/23-05/21/24	$2,623,096	0.6
		Croatia: 0.1%
300,000		Other Securities	329,119	0.1
		Dominican Republic: 0.2%
686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	737,450	0.2
		Egypt: 0.1%
410,000		Other Securities	415,125	0.1
		Germany: 0.7%
EUR1,570,000		Bundesrepublik Deutschland, 1.000%, 08/15/25	1,927,403	0.4
EUR980,000		Other Securities	1,240,401	0.3
			3,167,804	0.7
		Guatemala: 0.1%
363,000		Other Securities	471,900	0.1
		Hungary: 0.1%
510,000		Other Securities	613,321	0.1
		Indonesia: 0.5%
500,000		Indonesia Government International Bond, 4.125%, 01/15/25	510,973	0.1
300,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	306,584	0.1
650,000	#	Indonesia Government International Bond, 4.750%, 01/08/26	691,532	0.1
600,000		Other Securities	630,568	0.2
			2,139,657	0.5
		Ivory Coast: 0.1%
475,000		Other Securities	433,656	0.1
		Kazakhstan: 0.2%
1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	1,060,750	0.2
		Lebanon: 0.1%
475,000		Other Securities	468,872	0.1
		Mexico: 1.4%
MXN68,670,000		Mexican Bonos, 6.500%, 06/10/21	4,213,666	0.9
250,000		Mexico Government International Bond, 4.000%, 10/02/23	262,500	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Mexico (continued)
750,000	#	Petroleos Mexicanos, 6.875%, 08/04/26	$829,500	0.2
1,325,000		Petroleos Mexicanos, 4.500%-5.500%, 01/23/26-06/27/44	1,201,907	0.2
			6,507,573	1.4
		Morocco: 0.1%
400,000		Other Securities	415,000	0.1
		Netherlands: 0.3%
1,500,000		Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	1,410,420	0.3
		Panama: 0.2%
740,000		Other Securities	899,400	0.2
		Peru: 0.5%
2,200,000	#	El Fondo MIVIVIENDA SA, 3.500%, 01/31/23	2,202,200	0.5
250,000		Other Securities	290,000	0.0
			2,492,200	0.5
		Poland: 0.1%
550,000		Other Securities	550,715	0.1
		Russia: 0.3%
769,223		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	940,067	0.2
600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	639,876	0.1
			1,579,943	0.3
		South Africa: 0.2%
750,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	688,954	0.2
		Spain: 4.8%
EUR18,100,000	#	Spain Government Bond, 2.150%, 10/31/25	21,856,581	4.8
		Sri Lanka: 0.0%
200,000		Other Securities	193,646	0.0
		Trinidad And Tobago: 0.1%
406,250		Other Securities	384,719	0.1
		Turkey: 0.4%
1,540,000		Turkey Government International Bond, 6.000%-7.375%, 02/05/25-01/14/41	1,789,591	0.4
		United Kingdom: 1.9%
GBP1,020,000		United Kingdom Gilt, 2.000%, 09/07/25	1,540,983	0.3
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		United Kingdom (continued)
GBP3,980,000		United Kingdom Gilt, 3.500%, 01/22/45	$7,129,096	1.6
			8,670,079	1.9
		Uruguay: 0.1%
280,404		Other Securities	365,577	0.1
		Venezuela: 0.2%
1,597,000		Other Securities	822,758	0.2
		Vietnam: 0.1%
225,000		Other Securities	251,501	0.1
		Total Foreign Government Bonds (Cost $114,805,758)	116,870,242	25.7
U.S. TREASURY OBLIGATIONS: 12.0%
		U.S. Treasury Bonds: 1.1%
4,670,000		3.000%, due 11/15/45	4,993,981	1.1
		U.S. Treasury Notes: 10.9%
4,214,000		0.750%, due 04/30/18	4,212,024	0.9
1,804,000		0.875%, due 04/15/19	1,801,464	0.4
30,915,000		1.375%, due 04/30/21	31,050,253	6.8
1,358,000		1.625%, due 04/30/23	1,359,750	0.3
4,416,000		1.250%, due 03/31/21	4,408,926	1.0
6,834,000		1.625%, due 02/15/26	6,711,466	1.5
67,000		1.375%-1.750%, due 01/31/21-01/31/23	67,437	0.0
			49,611,320	10.9
		Total U.S. Treasury Obligations (Cost $54,457,084)	54,605,301	12.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 24.3%
		Federal Home Loan Mortgage Corporation: 9.9%##
4,109,000	W	3.000%, due 06/15/43	4,200,809	0.9
2,495,438		3.000%, due 04/01/45	2,562,540	0.6
2,513,250		3.000%, due 04/01/45	2,578,099	0.6
2,783,000	W	3.500%, due 10/15/41	2,909,595	0.6
1,860,538		3.500%, due 03/01/46	1,951,138	0.4
2,402,850 ^		4.000%, due 12/15/41	379,530	0.1
26,001,552 ^		4.000%, due 04/15/43	4,504,135	1.0
1,455,927		4.000%, due 09/01/45	1,556,211	0.3
1,807,326		4.000%, due 10/01/45	1,932,924	0.4
5,524,909 ^		5.000%, due 04/15/39	938,636	0.2
3,263,108		5.000%, due 01/15/40	3,601,063	0.8
2,584,163 ^		5.000%, due 02/15/40	472,399	0.1
7,585,583 ^		5.467%, due 04/15/38	1,296,255	0.3
5,398,956 ^		5.567%, due 05/15/36	478,031	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation (continued)
3,804,956 ^		5.617%, due 02/15/37	$681,527	0.2
4,778,610 ^		5.617%, due 07/15/40	731,988	0.2
14,482,712 ^		5.667%, due 09/15/36	2,499,505	0.6
15,385,379 ^		5.667%, due 02/15/41	2,408,476	0.5
11,157,448 ^		6.117%, due 05/15/41	2,421,621	0.5
7,289,922 ^		6.217%, due 02/15/41	1,092,394	0.2
7,592,496 ^		6.267%, due 08/15/40	1,401,239	0.3
3,361,089 ^		6.567%, due 02/15/33	715,692	0.2
395,927 ^		8.267%, due 04/15/31	94,915	0.0
3,494,969	W	3.000%-5.500%, due 11/15/32-09/01/45	3,715,808	0.8
			45,124,530	9.9
		Federal National Mortgage Association: 11.4%##
1,997,965		3.000%, due 01/25/38	2,086,762	0.5
1,805,035		3.000%, due 07/01/43	1,855,017	0.4
3,629,626		3.000%, due 07/01/43	3,748,755	0.8
21,225,000	W	3.500%, due 12/25/40	22,244,798	4.9
4,582,785 ^		4.500%, due 02/25/43	639,962	0.1
4,708,596		4.500%, due 05/01/44	5,129,876	1.1
1,320,694 ^		5.000%, due 05/25/18	40,674	0.0
5,086,818 ^		5.511%, due 09/25/41	842,528	0.2
16,959,505 ^		5.631%, due 11/25/40	2,571,644	0.6
4,316,928 ^		5.661%, due 07/25/38	624,553	0.1
1,480,110 ^		5.661%, due 07/25/38	249,571	0.1
2,454,956 ^		6.011%, due 02/25/42	374,618	0.1
5,583,611 ^		6.111%, due 09/25/40	1,030,707	0.2
11,475,644 ^		6.121%, due 06/25/41	2,183,846	0.5
1,413,801 ^		6.331%, due 04/25/37	259,181	0.1
6,739,860	W	2.500%-31.256%, due 02/25/27-05/01/45	7,891,380	1.7
			51,773,872	11.4
		Government National Mortgage Association: 3.0%
3,513,366 ^		3.000%, due 01/20/28	354,512	0.1
9,417,521 ^		4.000%, due 08/16/26	1,039,508	0.2
8,295,135 ^		4.000%, due 04/20/38	435,575	0.1
1,631,042		4.500%, due 07/20/34	1,752,393	0.4
2,382,240		4.500%, due 07/20/34	2,559,400	0.6
3,703,355 ^		4.500%, due 12/20/37	131,023	0.0
3,404,121 ^		4.500%, due 01/16/43	649,816	0.1
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
1,762,291 ^		5.000%, due 11/20/39	$256,853	0.1
2,930,106 ^		5.000%, due 10/20/40	345,782	0.1
4,693,323 ^		6.214%, due 09/16/40	955,129	0.2
4,185,384	W	3.500%-23.700%, due 07/20/34-10/20/60	4,889,395	1.1
			13,369,386	3.0
		Total U.S. Government Agency Obligations (Cost $108,170,638)	110,267,788	24.3

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 2.8%
		Options on Currencies: 0.0%
22,200,000	@	Call USD vs. Put EUR, Strike @ 1.114, Exp. 05/18/16 Counterparty: Morgan Stanley	12,331	0.0
44,300,000	@	Call USD vs. Put EUR, Strike @ 1.107, Exp. 05/27/16 Counterparty: Societe Generale	25,312	0.0
44,400,000	@	Call USD vs. Put EUR, Strike @ 1.129, Exp. 05/11/16 Counterparty: Bank of America	57,280	0.0
22,200,000	@	Call USD vs. Put JPY, Strike @ 111.000, Exp. 05/12/16 Counterparty: Bank of America	7,798	0.0
22,200,000	@	Call USD vs. Put JPY, Strike @ 114.000, Exp. 05/12/16 Counterparty: JPMorgan Chase & Co.	950	0.0
22,200,000	@	Call USD vs. Put JPY, Strike @ 110.000, Exp. 05/10/16 Counterparty: Bank of America	13,506	0.0
22,200,000	@	Call USD vs. Put JPY, Strike @ 110.000, Exp. 05/09/16 Counterparty: Societe Generale	11,732	0.0
			128,909	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		OTC Interest Rate Swaptions: 2.8%
464,300,000	@	Receive a fixed rate equal to 1.043% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters, Exp. 06/08/16 Counterparty: Barclays Bank PLC	$127,553	0.0
105,500,000	@	Receive a fixed rate equal to 1.923% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 03/16/17 Counterparty: Deutsche Bank AG	3,277,240	0.7
105,336,000	@	Receive a fixed rate equal to 1.965% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 03/14/17 Counterparty: JPMorgan Chase & Co.	3,493,210	0.8
105,500,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.923%, Exp. 03/16/17 Counterparty: Deutsche Bank AG	2,563,668	0.6
105,336,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.965%, Exp. 03/14/17 Counterparty: JPMorgan Chase & Co.	2,351,378	0.5
464,300,000	@	Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.043%, Exp. 06/08/16 Counterparty: Barclays Bank PLC	761,055	0.2
			12,574,104	2.8
		Total Purchased Options (Cost $14,661,991)	12,703,013	2.8
		Total Long-Term Investments (Cost $473,379,897)	479,325,452	105.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.2%
	U.S. Treasury Obligations: 0.1%
720,000	United States Treasury Note, 0.500%, 02/28/17 (Cost $719,605)	$719,775	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 7.1%
32,235,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%†† (Cost $32,235,000)	32,235,000	7.1
	Total Short-Term Investments (Cost $32,954,605)	32,954,775	7.2
	Total Investments in Securities (Cost $506,334,502)	$512,280,227	112.7
	Liabilities in Excess of Other Assets	(57,866,449)	(12.7)
	Net Assets	$454,413,778	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of April 30, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@
Non-income producing security.

W
Settlement is on a when-issued or delayed-delivery basis.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

CAD
Canadian Dollar

EUR
EU Euro

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

GBP
British Pound

MXN
Mexican Peso

Cost for federal income tax purposes is $507,288,281.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,160,290
Gross Unrealized Depreciation	(9,168,344)
Net Unrealized Appreciation	$4,991,946

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	25.7%
U.S. Government Agency Obligations	24.3
Collateralized Mortgage Obligations	14.8
U.S. Treasury Obligations	12.1
Financial	8.0
Sector Diversification	Percentage of Net Assets
Communications	4.0
Consumer, Non-cyclical	2.9
Purchased Options	2.8
Other Asset-Backed Securities	2.1
Energy	2.1
Utilities	1.8
Technology	1.6
Basic Materials	1.5
Consumer, Cyclical	1.0
Asset-Backed Securities	0.5
Industrial	0.4
Short-Term Investments	7.1
Liabilities in Excess of Other Assets	(12.7)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Purchased Options	$—	$12,703,013	$—	$12,703,013
Corporate Bonds/Notes	—	105,948,427	—	105,948,427
Collateralized Mortgage Obligations	—	67,157,559	—	67,157,559
U.S. Treasury Obligations	—	54,605,301	—	54,605,301
Foreign Government Bonds	—	116,870,242	—	116,870,242
Short-Term Investments	32,235,000	719,775	—	32,954,775
U.S. Government Agency Obligations	—	110,267,788	—	110,267,788
Asset-Backed Securities	—	11,773,122	—	11,773,122
Total Investments, at fair value	$32,235,000	$480,045,227	$—	$512,280,227
Other Financial Instruments+
Centrally Cleared Swaps	—	19,007,147	—	19,007,147
Forward Foreign Currency Contracts	—	8,469,899	—	8,469,899
Futures	345,191	—	—	345,191
Total Assets	$32,580,191	$507,522,273	$—	$540,102,464
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(22,780,762)	$—	$(22,780,762)
Forward Foreign Currency Contracts	—	(4,710,464)	—	(4,710,464)
Futures	(758,814)	—	–	(758,814)
Written Options	—	(14,062,172)	—	(14,062,172)
Total Liabilities	$(758,814)	$(41,553,398)	$—	$(42,312,212)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At April 30, 2016, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	British Pound	1,361,402	Buy	05/20/16	$1,951,000	$1,989,302	$38,302
Barclays Bank PLC	Japanese Yen	1,197,335,682	Buy	05/20/16	10,942,140	11,257,617	315,477
Barclays Bank PLC	Japanese Yen	117,288,163	Buy	05/20/16	1,072,000	1,102,769	30,769
Barclays Bank PLC	Swedish Krona	45,083,694	Buy	05/20/16	5,526,000	5,617,528	91,528
Barclays Bank PLC	Canadian Dollar	1,611,471	Buy	05/20/16	1,230,000	1,284,348	54,348
Barclays Bank PLC	Brazilian Real	97,178	Buy	05/20/16	25,253	28,094	2,841
Barclays Bank PLC	Russian Ruble	31,185,849	Buy	05/20/16	428,017	479,176	51,159
Barclays Bank PLC	South Korean Won	1,094,806,950	Buy	07/15/16	953,748	953,781	33
BNP Paribas Bank	Colombian Peso	21,945,913	Buy	05/20/16	6,978	7,683	705
BNP Paribas Bank	Peruvian Nuevo Sol	172,112	Buy	05/20/16	49,436	52,296	2,860
Citigroup, Inc.	Canadian Dollar	1,017,774	Buy	05/20/16	809,000	811,169	2,169
Deutsche Bank AG	Australian Dollar	1,171,068	Buy	05/20/16	893,000	889,784	(3,216)
Deutsche Bank AG	British Pound	1,196,496	Buy	05/20/16	1,739,000	1,748,338	9,338
Deutsche Bank AG	Canadian Dollar	1,812,501	Buy	05/20/16	1,424,000	1,444,570	20,570
Deutsche Bank AG	EU Euro	1,146,185	Buy	05/20/16	1,295,000	1,313,102	18,102
Deutsche Bank AG	Swedish Krona	9,773,430	Buy	05/20/16	1,202,000	1,217,791	15,791
Deutsche Bank AG	Australian Dollar	1,214,181	Buy	05/20/16	939,000	922,541	(16,459)
Deutsche Bank AG	Australian Dollar	415,203	Buy	05/20/16	318,747	315,473	(3,274)
Deutsche Bank AG	British Pound	1,076,494	Buy	05/20/16	1,530,000	1,572,991	42,991
Deutsche Bank AG	Japanese Yen	1,809,644,286	Buy	05/27/16	16,563,477	17,017,457	453,980
Deutsche Bank AG	New Zealand Dollar	4,178,557	Buy	05/20/16	2,826,000	2,914,961	88,961
Deutsche Bank AG	EU Euro	32,836,084	Buy	05/20/16	37,416,587	37,617,946	201,359
Deutsche Bank AG	Swedish Krona	55,480,459	Buy	05/20/16	6,829,100	6,912,988	83,888
Deutsche Bank AG	Hungarian Forint	968,006,802	Buy	05/20/16	3,444,000	3,552,260	108,260
Deutsche Bank AG	Turkish Lira	2,137,465	Buy	05/20/16	717,481	760,354	42,873
Deutsche Bank AG	Thai Baht	44,753,198	Buy	07/15/16	1,280,309	1,279,117	(1,192)
Deutsche Bank AG	Singapore Dollar	1,168,896	Buy	07/15/16	862,871	867,857	4,986
Deutsche Bank AG	Australian Dollar	2,707,502	Buy	05/20/16	2,054,000	2,057,175	3,175
Deutsche Bank AG	British Pound	558,270	Buy	05/20/16	815,000	815,752	752
Deutsche Bank AG	EU Euro	19,435,710	Buy	05/20/16	22,195,192	22,266,098	70,906
Goldman Sachs & Co.	Japanese Yen	1,179,584,139	Buy	05/20/16	11,055,675	11,090,713	35,038
Goldman Sachs & Co.	Mexican Peso	87,446,694	Buy	05/20/16	4,897,061	5,073,924	176,863
Goldman Sachs & Co.	Polish Zloty	17,060,928	Buy	05/20/16	4,327,152	4,467,997	140,845
Goldman Sachs & Co.	Romanian New Leu	62,298	Buy	05/20/16	15,382	15,924	542
Goldman Sachs & Co.	Hong Kong Sar Dollar	1,153,673	Buy	07/15/16	148,858	148,819	(39)
JPMorgan Chase & Co.	British Pound	1,177,578	Buy	05/20/16	1,717,000	1,720,695	3,695
JPMorgan Chase & Co.	Australian Dollar	2,001,324	Buy	05/20/16	1,542,000	1,520,618	(21,382)
JPMorgan Chase & Co.	Australian Dollar	2,147,898	Buy	05/20/16	1,661,000	1,631,985	(29,015)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Australian Dollar	1,043,844	Buy	05/20/16	815,000	793,119	(21,881)
JPMorgan Chase & Co.	Japanese Yen	64,292,737	Buy	05/20/16	589,000	604,495	15,495
JPMorgan Chase & Co.	British Pound	1,131,129	Buy	05/20/16	1,614,000	1,652,824	38,824
JPMorgan Chase & Co.	British Pound	938,771	Buy	05/20/16	1,337,000	1,371,747	34,747
JPMorgan Chase & Co.	Canadian Dollar	1,253,114	Buy	05/20/16	964,000	998,736	34,736
JPMorgan Chase & Co.	Japanese Yen	1,200,973,690	Buy	05/20/16	11,094,397	11,291,822	197,425
JPMorgan Chase & Co.	Australian Dollar	1,372,221	Buy	05/20/16	1,028,000	1,042,621	14,621
JPMorgan Chase & Co.	Swiss Franc	974,739	Buy	05/20/16	1,021,000	1,016,857	(4,143)
JPMorgan Chase & Co.	Japanese Yen	1,177,591,567	Buy	05/20/16	10,903,455	11,071,979	168,524
JPMorgan Chase & Co.	EU Euro	19,154,847	Buy	05/20/16	21,912,000	21,944,334	32,334
JPMorgan Chase & Co.	Japanese Yen	2,574,970,820	Buy	05/20/16	23,458,000	24,210,450	752,450
JPMorgan Chase & Co.	New Zealand Dollar	5,683,404	Buy	05/20/16	3,854,406	3,964,743	110,337
JPMorgan Chase & Co.	Canadian Dollar	13,981,792	Buy	05/20/16	10,627,755	11,143,534	515,779
JPMorgan Chase & Co.	Swiss Franc	584,229	Buy	05/20/16	611,877	609,473	(2,404)
JPMorgan Chase & Co.	Danish Krone	11,481,481	Buy	05/20/16	1,758,404	1,767,357	8,953
JPMorgan Chase & Co.	British Pound	9,793,144	Buy	05/20/16	13,865,539	14,309,896	444,357
JPMorgan Chase & Co.	Japanese Yen	8,186,720,246	Buy	05/20/16	74,244,006	76,973,369	2,729,363
JPMorgan Chase & Co.	Japanese Yen	2,407,160,257	Buy	05/20/16	21,830,511	22,632,658	802,147
JPMorgan Chase & Co.	Norwegian Krone	1,511,341	Buy	05/20/16	181,133	187,688	6,555
JPMorgan Chase & Co.	Chilean Peso	42,359,358	Buy	05/20/16	61,933	64,012	2,079
Morgan Stanley	Japanese Yen	1,185,856,244	Buy	05/20/16	11,055,675	11,149,685	94,010
Morgan Stanley	British Pound	10,022,477	Buy	05/27/16	14,691,755	14,645,251	(46,504)
Morgan Stanley	British Pound	833,448	Buy	05/20/16	1,218,000	1,217,848	(152)
Morgan Stanley	Canadian Dollar	1,450,346	Buy	05/20/16	1,132,000	1,155,930	23,930
Morgan Stanley	Japanese Yen	1,179,200,917	Buy	05/20/16	10,903,455	11,087,110	183,655
Morgan Stanley	Czech Koruna	12,398,032	Buy	05/20/16	504,935	525,106	20,171
Morgan Stanley	Israeli New Shekel	2,455,415	Buy	05/20/16	628,256	657,311	29,055
Morgan Stanley	South African Rand	15,146,779	Buy	05/20/16	977,171	1,060,036	82,865
							$8,305,857
Barclays Bank PLC	Norwegian Krone	10,345,124	Sell	05/20/16	$1,271,000	$1,284,722	$(13,722)
Barclays Bank PLC	Norwegian Krone	13,544,244	Sell	05/20/16	1,659,000	1,682,009	(23,009)
Barclays Bank PLC	Norwegian Krone	12,642,252	Sell	05/20/16	1,550,000	1,569,994	(19,994)
Barclays Bank PLC	Japanese Yen	2,445,791,013	Sell	05/20/16	22,071,703	22,995,873	(924,170)
Barclays Bank PLC	EU Euro	375,192	Sell	05/20/16	424,000	429,830	(5,830)
Barclays Bank PLC	British Pound	433,354	Sell	05/20/16	624,000	633,224	(9,224)
Barclays Bank PLC	British Pound	710,343	Sell	05/20/16	1,014,000	1,037,965	(23,965)
Citigroup, Inc.	Japanese Yen	1,210,524,371	Sell	05/20/16	11,032,000	11,381,620	(349,620)
Deutsche Bank AG	Japanese Yen	618,056,799	Sell	05/20/16	5,724,000	5,811,108	(87,108)
Deutsche Bank AG	Swiss Franc	831,121	Sell	05/20/16	861,000	867,033	(6,033)
Deutsche Bank AG	EU Euro	963,425	Sell	05/20/16	1,095,000	1,103,727	(8,727)
Deutsche Bank AG	Swiss Franc	1,145,895	Sell	05/20/16	1,178,000	1,195,409	(17,409)
Deutsche Bank AG	British Pound	736,685	Sell	05/20/16	1,056,000	1,076,455	(20,455)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	EU Euro	1,697,367	Sell	05/20/16	1,917,000	1,944,552	(27,552)
Deutsche Bank AG	Japanese Yen	1,210,102,270	Sell	05/20/16	11,094,397	11,377,651	(283,254)
Deutsche Bank AG	EU Euro	19,467,758	Sell	05/20/16	22,029,851	22,302,813	(272,962)
Deutsche Bank AG	EU Euro	22,128	Sell	05/20/16	25,000	25,350	(350)
Deutsche Bank AG	Swiss Franc	1,025,062	Sell	05/20/16	1,076,000	1,069,355	6,645
Deutsche Bank AG	EU Euro	19,344,352	Sell	05/20/16	22,029,851	22,161,436	(131,585)
Deutsche Bank AG	EU Euro	3,173,928	Sell	05/20/16	3,613,000	3,636,142	(23,142)
Deutsche Bank AG	Canadian Dollar	1,077,140	Sell	05/20/16	819,000	858,484	(39,484)
Deutsche Bank AG	EU Euro	977,330	Sell	05/20/16	1,119,000	1,119,657	(657)
Goldman Sachs & Co.	EU Euro	640,041	Sell	05/20/16	721,594	733,248	(11,654)
JPMorgan Chase & Co.	New Zealand Dollar	3,099,144	Sell	05/20/16	2,140,000	2,161,963	(21,963)
JPMorgan Chase & Co.	Swiss Franc	797,625	Sell	05/20/16	821,000	832,090	(11,090)
JPMorgan Chase & Co.	Swiss Franc	1,608,257	Sell	05/20/16	1,650,000	1,677,750	(27,750)
JPMorgan Chase & Co.	Swiss Franc	1,677,688	Sell	05/20/16	1,716,000	1,750,181	(34,181)
JPMorgan Chase & Co.	British Pound	1,020,047	Sell	05/20/16	1,470,000	1,490,509	(20,509)
JPMorgan Chase & Co.	Swiss Franc	3,537,221	Sell	05/20/16	3,633,000	3,690,064	(57,064)
JPMorgan Chase & Co.	Japanese Yen	176,255,739	Sell	05/20/16	1,623,000	1,657,196	(34,196)
JPMorgan Chase & Co.	Canadian Dollar	1,691,315	Sell	05/20/16	1,318,000	1,347,984	(29,984)
JPMorgan Chase & Co.	Swiss Franc	1,482,404	Sell	05/20/16	1,537,000	1,546,459	(9,459)
JPMorgan Chase & Co.	Swiss Franc	1,418,809	Sell	05/20/16	1,487,000	1,480,116	6,884
JPMorgan Chase & Co.	Canadian Dollar	1,276,142	Sell	05/20/16	1,000,000	1,017,089	(17,089)
JPMorgan Chase & Co.	Japanese Yen	97,923,383	Sell	05/20/16	888,000	920,698	(32,698)
JPMorgan Chase & Co.	Australian Dollar	2,994,015	Sell	05/20/16	2,253,465	2,274,870	(21,405)
Morgan Stanley	Norwegian Krone	15,139,292	Sell	05/20/16	1,874,000	1,880,092	(6,092)
Morgan Stanley	Canadian Dollar	925,561	Sell	05/20/16	730,000	737,675	(7,675)
Morgan Stanley	Japanese Yen	1,205,205,869	Sell	05/20/16	11,094,397	11,331,614	(237,217)
Morgan Stanley	British Pound	10,372,932	Sell	05/27/16	14,691,755	15,157,349	(465,594)
Morgan Stanley	Japanese Yen	1,201,687,548	Sell	05/20/16	10,903,455	11,298,534	(395,079)
Morgan Stanley	Japanese Yen	2,583,194,960	Sell	05/20/16	23,585,137	24,287,775	(702,638)
Morgan Stanley	Polish Zloty	13,509,416	Sell	05/20/16	3,532,000	3,537,910	(5,910)
Morgan Stanley	Hungarian Forint	961,865,503	Sell	05/20/16	3,406,419	3,529,723	(123,304)
Morgan Stanley	Indonesian Rupiah	1,261,220,000	Sell	07/15/16	95,151	94,299	852
							$(4,546,422)

At April 30, 2016, the following futures contracts were outstanding for Voya Global Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	73	06/08/16	$13,665,140	$(39,866)
Australia 10-Year Bond	20	06/15/16	1,986,708	8,988
Australia 3-Year Bond	81	06/15/16	6,901,405	14,743
Canada 10-Year Bond	76	06/21/16	8,429,234	(185,592)
CBOE Volatility Index	126	05/18/16	2,126,250	(101,848)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Euro-Bobl 5-Year	281	06/08/16	42,102,379	(143,912)
Euro-Schatz	160	06/08/16	20,476,343	(33,278)
Long Gilt	71	06/28/16	12,407,545	(97,124)
Short Gilt	14	06/28/16	2,131,738	(4,637)
U.S. Treasury 10-Year Note	78	06/21/16	10,144,875	(75,719)
U.S. Treasury Ultra Long Bond	40	06/21/16	6,853,750	(65,725)
			$127,225,367	$(723,970)
Short Contracts
Euro-Bund	(271)	06/08/16	(50,232,996)	173,251
Japanese Government Bonds 10-Year Mini	(2)	06/10/16	(285,056)	(1,030)
U.S. Treasury 2-Year Note	(221)	06/30/16	(48,316,125)	(10,083)
U.S. Treasury 5-Year Note	(213)	06/30/16	(25,754,695)	45,932
U.S. Treasury Long Bond	(24)	06/21/16	(3,919,500)	40,447
U.S. Treasury Ultra 10-Year Note	(163)	06/21/16	(22,911,688)	61,830
			$(151,420,060)	$310,347

At April 30, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.054%	Chicago Mercantile Exchange	04/25/21	EUR	30,800,000	$48,234	$48,164
Receive a fixed rate equal to 0.294% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	02/10/23	EUR	5,700,000	94	(86)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.129%	Chicago Mercantile Exchange	02/16/46	EUR	1,300,000	46,098	44,643
Receive a fixed rate equal to 0.387% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/02/31	JPY	14,900,000	914	914
Receive a fixed rate equal to 0.360% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/03/31	JPY	1,677,000,000	39,631	43,787
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.372%	Chicago Mercantile Exchange	03/07/31	JPY	175,000,000	(7,031)	(7,284)
Receive a fixed rate equal to 0.623% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/02/36	JPY	11,900,000	2,831	2,731
Receive a fixed rate equal to 0.585% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/03/36	JPY	1,341,000,000	226,424	221,317
Receive a fixed rate equal to -0.105% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/07/21	JPY	1,300,000,000	(20,780)	(19,383)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to -0.030%	Chicago Mercantile Exchange	03/02/23	JPY	29,800,000	892	827
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to -0.044%	Chicago Mercantile Exchange	03/03/23	JPY	4,344,000,000	169,072	156,865
Receive a fixed rate equal to -0.020% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/07/23	JPY	1,130,000,000	(27,367)	(25,243)
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	05/21/24	JPY	3,232,000,000	1,683,210	1,567,814
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.119%	Chicago Mercantile Exchange	03/02/26	JPY	21,200,000	506	444
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.103%	Chicago Mercantile Exchange	03/03/26	JPY	2,381,000,000	91,966	82,660
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.578%	Chicago Mercantile Exchange	03/07/36	JPY	250,000,000	(38,780)	(38,033)
Receive a fixed rate equal to 1.289% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/04/45	JPY	1,754,000,000	3,097,908	2,850,648
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.443%	Chicago Mercantile Exchange	02/24/45	JPY	797,101,798	(1,729,556)	(1,586,136)
Receive a fixed rate equal to 0.558% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/24/45	JPY	1,844,721,303	700,955	622,602
Receive a fixed rate equal to 0.771% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/16	USD	120,000,000	(51,096)	(51,096)
Receive a fixed rate equal to 0.747% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/17	USD	32,000,000	(5,409)	(5,409)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.702%	Chicago Mercantile Exchange	04/04/18	USD	73,500,000	38,106	38,106
Receive a fixed rate equal to 0.859% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/18	USD	89,000,000	(74,988)	(74,988)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.957%	Chicago Mercantile Exchange	04/29/18	USD	87,600,000	(82,143)	(82,143)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.969%	Chicago Mercantile Exchange	04/29/18	USD	87,600,000	(102,353)	(102,353)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.919%	Chicago Mercantile Exchange	05/03/18	USD	87,600,000	(9,756)	(9,756)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.249%	Chicago Mercantile Exchange	07/06/18	USD	19,900,000	(134,759)	(134,759)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.170%	Chicago Mercantile Exchange	01/19/19	USD	55,400,000	(246,366)	(246,366)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.972% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/19	USD	17,500,000	(28,518)	(28,518)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.826%	Chicago Mercantile Exchange	04/04/19	USD	26,000,000	26,123	26,123
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.794%	Chicago Mercantile Exchange	08/08/19	USD	20,000,000	(469,072)	(469,072)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD	103,870,000	(2,062,944)	(2,062,944)
Receive a fixed rate equal to 2.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD	211,860,000	6,633,559	6,633,559
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.761%	Chicago Mercantile Exchange	12/15/19	USD	25,000,000	(581,883)	(581,883)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.882%	Chicago Mercantile Exchange	06/30/20	USD	47,338,000	(1,382,301)	(1,382,301)
Receive a fixed rate equal to 1.465% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	01/19/21	USD	21,100,000	224,908	224,908
Receive a fixed rate equal to 1.255% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	02/04/21	USD	20,500,000	14,453	14,453
Receive a fixed rate equal to 1.255% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	02/04/21	USD	20,500,000	28,628	28,628
Receive a fixed rate equal to 1.209% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/21	USD	21,000,000	(49,527)	(49,527)
Receive a fixed rate equal to 1.321% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/26/21	USD	17,900,000	50,139	50,139
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.332%	Chicago Mercantile Exchange	04/27/21	USD	29,900,000	(100,316)	(100,316)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.225%	Chicago Mercantile Exchange	05/15/21	USD	54,900,000	(2,587,937)	(2,587,937)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.223%	Chicago Mercantile Exchange	05/15/21	USD	36,000,000	(1,694,341)	(1,694,341)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.313%	Chicago Mercantile Exchange	04/04/23	USD	11,500,000	16,417	16,417
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.507%	Chicago Mercantile Exchange	10/09/24	USD	13,000,000	(943,474)	(943,474)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD	53,952,000	3,494,727	3,494,727
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD	112,280,000	(10,466,498)	(10,466,498)
Receive a fixed rate equal to 1.692% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	02/04/25	USD	33,972,000	162,117	162,117
Receive a fixed rate equal to 2.528% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/25	USD	24,930,000	1,876,636	1,876,636
Receive a fixed rate equal to 2.232% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/14/25	USD	12,900,000	631,725	631,725
Receive a fixed rate equal to 1.768% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/29/26	USD	18,700,000	79,319	79,319
Receive a fixed rate equal to 1.754% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/29/26	USD	18,700,000	53,718	53,718
Receive a fixed rate equal to 1.729% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/03/26	USD	18,700,000	3,734	3,734
Receive a fixed rate equal to 1.837% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/31	USD	5,200,000	(15,836)	(15,836)
Receive a fixed rate equal to 2.035% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/46	USD	1,800,000	(15,080)	(15,080)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.188%	Chicago Mercantile Exchange	04/04/46	USD	3,000,000	29,423	29,423
					$(3,455,644)	$(3,773,614)

At April 30, 2016, the following over-the-counter written options were outstanding for Voya Global Bond Fund:
Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Currencies
44,400,000	Bank of America	Put USD vs. Call EUR	1.155 USD	05/11/16	$261,694	$(124,609)
22,200,000	Morgan Stanley	Put USD vs. Call EUR	1.145 USD	05/18/16	123,299	(163,967)
44,300,000	Societe Generale	Put USD vs. Call EUR	1.155 USD	05/27/16	139,668	(221,177)
22,200,000	Bank of America	Put USD vs. Call JPY	105.500 USD	05/12/16	102,120	(138,128)
22,200,000	Bank of America	Put USD vs. Call JPY	106.370 USD	05/10/16	169,208	(196,547)
22,200,000	JPMorgan Chase & Co.	Put USD vs. Call JPY	108.230 USD	05/12/16	95,284	(453,309)
22,200,000	Societe Generale	Put USD vs. Call JPY	106.410 USD	05/09/16	199,800	(193,412)
				Total Written OTC Options	$1,091,073	$(1,491,149)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

At April 30, 2016, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Barclays Bank PLC	6-month EUR-EURIBOR-Reuters	Pay	1.680%	06/08/16	EUR 13,000,000	$386,778	$(914,401)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.840%	09/16/16	USD 146,600,000	3,129,910	(2,098,601)
Put OTC Swaption	JPMorgan Chase & Co.	3-month USD-LIBOR-BBA	Pay	1.888%	09/14/16	USD 146,300,000	3,216,452	(1,789,322)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	0.845%	05/12/16	USD 447,000,000	561,544	(35,466)
Call OTC Swaption	Barclays Bank PLC	6-month EUR-EURIBOR-Reuters	Receive	1.680%	06/08/16	EUR 13,000,000	386,778	(109,686)
Call OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Receive	0.940%	05/02/16	USD 447,500,000	492,250	(705,381)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	1.840%	09/16/16	USD 146,600,000	3,129,910	(3,117,560)
Call OTC Swaption	JPMorgan Chase & Co.	3-month USD-LIBOR-BBA	Receive	1.888%	09/14/16	USD 146,300,000	3,216,452	(3,475,545)
Call OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Receive	0.845%	05/12/16	USD 447,000,000	561,544	(325,061)
					Total Written Swaptions		$15,081,618	$(12,571,023)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$128,909
Interest rate contracts	Investments in securities at value*	12,574,104
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	8,469,899
Interest rate contracts	Net Assets — Unrealized appreciation**	345,191
Interest rate contracts	Net Assets — Unrealized appreciation***	19,007,147
Total Asset Derivatives		$40,525,250

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$4,710,464
Equity contracts	Net Assets — Unrealized depreciation**	101,848
Interest rate contracts	Net Assets — Unrealized depreciation**	656,966
Interest rate contracts	Net Assets — Unrealized depreciation***	22,780,762
Foreign exchange contracts	Written options, at fair value	1,491,149
Interest rate contracts	Written options, at fair value	12,571,023
Total Liability Derivatives		$42,312,212

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(134,631)	$—	$(134,631)
Equity contracts	—	—	427,889	—	—	427,889
Foreign exchange contracts	(713,293)	(608,490)	—	—	788,076	(533,707)
Interest rate contracts	(2,293,793)	—	2,149,052	(231,755)	3,282,719	2,906,223
Total	$(3,007,086)	$(608,490)	$2,576,941	$(366,386)	$4,070,795	$2,665,774

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2016 (Unaudited) (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$—	$—	$—
Equity contracts	—	—	(101,848)	—	—	(101,848)
Foreign exchange contracts	(850,251)	3,859,503	—	—	(452,296)	2,556,956
Interest rate contracts	(204,212)	—	(1,364,529)	1,100,713	1,506,547	1,038,519
Total	$(1,054,463)	$3,859,503	$(1,466,377)	$1,100,713	$1,054,251	$3,493,627

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2016:
	Bank of America	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	JPMorgan Chase & Co.	Morgan Stanley	Societe Generale	Totals
Assets:
Purchased options	$78,584	$888,608	$—	$—	$5,840,908	$—	$5,845,538	$12,331	$37,044	$12,703,013
Forward foreign currency contracts	—	584,457	3,565	2,169	1,172,577	353,288	5,919,305	434,538	—	8,469,899
Total Assets	$78,584	$1,473,065	$3,565	$2,169	$7,013,485	$353,288	$11,764,843	$446,869	$37,044	$21,172,912
Liabilities:
Forward foreign currency contracts	$—	$1,019,914	$—	$349,620	$942,859	$11,693	$396,213	$1,990,165	$—	$4,710,464
Written options	459,284	1,729,468	—	—	5,216,161	—	5,718,176	524,494	414,589	14,062,172
Total Liabilities	$459,284	$2,749,382	$—	$349,620	$6,159,020	$11,693	$6,114,389	$2,514,659	$414,589	$18,772,636
Net OTC derivative instruments by counterparty, at fair value	$(380,700)	$(1,276,317)	$3,565	$(347,451)	$854,465	$341,595	$5,650,454	$(2,067,790)	$(377,545)	$2,400,276
Total collateral pledged by the Fund/(Received from counterparty)	$(1,030,000)	$390,000	$—	$—	$—	$—	$(2,790,000)	$1,300,000	$—	$(2,130,000)
Net Exposure(1)	$(1,410,700)	$(886,317)	$3,565	$(347,451)	$854,465	$341,595	$2,860,454	$(767,790)	$(377,545)	$270,276

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of April 30, 2016 (Unaudited)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 99.9%
	Affiliated Investment Companies: 99.9%
107,920	Voya Corporate Leaders® 100 Fund - Class R6	$1,899,383	5.0
656,739	Voya Global Bond Fund - Class R6	6,659,336	17.6
92,754	Voya Global Real Estate Fund - Class R6	1,859,727	4.9
760,036	Voya GNMA Income Fund - Class I	6,566,713	17.3
870,049	Voya High Yield Bond Fund - Class I	6,751,577	17.8
653,895	Voya Intermediate Bond Fund - Class R6	6,617,416	17.4
208,314	Voya International Core Fund - Class I	1,874,825	4.9
80,122	Voya MidCap Opportunities Fund - Class R6	1,887,675	5.0
207,233	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,887,894	5.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
125,708	Voya Small Company Fund - Class R6	$1,900,706	5.0
	Total Mutual Funds (Cost $38,231,022)	37,905,252	99.9
	Assets in Excess of Other Liabilities	39,450	0.1
	Net Assets	$37,944,702	100.0

Cost for federal income tax purposes is $38,895,597.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$363,677
Gross Unrealized Depreciation	(1,354,022)
Net Unrealized Depreciation	$(990,345)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Mutual Funds	$37,905,252	$—	$—	$37,905,252
Total Investments, at fair value	$37,905,252	$—	$—	$37,905,252

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of April 30, 2016 (Unaudited) (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended April 30, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders 100 Fund - Class R6	$1,824,115	$279,876	$(182,660)	$(21,948)	$1,899,383	$32,175.0	$(8,759)	$—
Voya Global Bond Fund - Class R6	6,436,019	625,439	(828,529)	426,407	6,659,336	—	(26,884)	—
Voya Global Real Estate Fund - Class R6	1,824,735	273,323	(244,444)	6,113	1,859,727	30,714	7,459	—
Voya GNMA Income Fund - Class I	6,423,330	798,686	(721,464)	66,161	6,566,713	46,633	3,258	—
Voya High Yield Bond Fund - Class I	6,452,934	818,183	(494,085)	(25,455)	6,751,577	182,406	(46,312)	—
Voya Intermediate Bond Fund - Class R6	6,441,442	721,929	(620,676)	74,721	6,617,416	102,009	7,868	—
Voya International Core Fund - Class I	1,837,278	314,693	(210,493)	(66,653)	1,874,825	19,910	(36,240)	27,134
Voya MidCap Opportunities Fund - Class R6	1,832,184	397,822	(253,882)	(88,449)	1,887,675	—	(33,547)	142,526
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,845,927	349,203	(332,948)	25,712	1,887,894	26,321	(52,130)	—
Voya Small Company Fund - Class R6	1,829,793	583,052	(335,170)	(176,969)	1,900,706	4,451	(43,825)	253,152
	$36,747,757	$5,162,206	$(4,224,351)	$219,640	$37,905,252	$444,619	$(229,112)	$422,812

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Value Advantage Fund	as of April 30, 2016 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.7%
	Australia: 0.9%
303,425	Other Securities	$2,553,825	0.9
	China: 2.8%
505,224	China Mobile Ltd.	5,800,362	1.9
12,930,000	Other Securities	2,699,309	0.9
		8,499,671	2.8
	Czech Republic: 0.9%
12,912	Other Securities	2,655,617	0.9
	Denmark: 1.1%
111,902	Danske Bank A/S	3,166,219	1.1
	Finland: 1.3%
90,589	Sampo OYJ	3,962,481	1.3
	France: 2.9%
21,684	LVMH Moet Hennessy Louis Vuitton SE	3,612,822	1.2
53,983	Renault S.A.	5,208,725	1.7
		8,821,547	2.9
	Germany: 4.9%
40,591	BASF SE	3,358,142	1.1
50,726	Deutsche Boerse AG	4,174,191	1.4
67,080	Siemens AG	7,019,840	2.4
		14,552,173	4.9
	Ireland: 1.6%
60,932	Medtronic PLC	4,822,768	1.6
	Italy: 1.6%
1,022,496	Enel S.p.A.	4,647,089	1.6
	Japan: 5.0%
211,258	LIXIL Group Corp.	4,423,361	1.5
184,814	Mitsubishi Corp.	3,106,465	1.0
138,500	NKSJ Holdings, Inc.	3,636,460	1.2
424,900	Panasonic Corp.	3,789,307	1.3
		14,955,593	5.0
	Luxembourg: 1.3%
137,739	SES S.A. - Luxembourg	3,763,141	1.3
	Netherlands: 3.7%
49,031	Koninklijke DSM NV	3,009,368	1.0
138,054	Koninklijke Philips NV	3,793,545	1.3
80,590	Royal Dutch Shell PLC - Class A ADR	4,262,405	1.4
		11,065,318	3.7
	Spain: 1.4%
200,176	Gas Natural SDG S.A.	4,174,293	1.4
	Sweden: 1.1%
278,026	Volvo AB - B Shares	3,260,345	1.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland: 7.1%
61,118		Nestle S.A.	$4,561,828	1.5
12,220		Partners Group	5,040,002	1.7
24,079		Roche Holding AG	6,092,209	2.0
13,291		Swiss Life Holding AG	3,361,516	1.1
29,357		Other Securities	2,234,134	0.8
			21,289,689	7.1
		Taiwan: 1.2%
158,074		Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	3,728,966	1.2
		United Kingdom: 4.3%
81,020		AstraZeneca PLC	4,648,343	1.5
144,552		Diageo PLC	3,908,135	1.3
23,794	L	Shire PLC ADR	4,459,472	1.5
			13,015,950	4.3
		United States: 52.6%
49,270		AbbVie, Inc.	3,005,470	1.0
90,398		Activision Blizzard, Inc.	3,116,019	1.0
11,331	@	Amazon.com, Inc.	7,473,814	2.5
60,332		Anadarko Petroleum Corp.	3,183,116	1.1
91,599		Apple, Inc.	8,586,490	2.9
82,459		BB&T Corp.	2,917,400	1.0
49,547		Chevron Corp.	5,062,712	1.7
217,482		Cisco Systems, Inc.	5,978,580	2.0
161,144		Coach, Inc.	6,489,269	2.2
113,900		Coca-Cola Co.	5,102,720	1.7
70,715		Deere & Co.	5,947,839	2.0
107,480		Dow Chemical Co.	5,654,523	1.9
22,285		General Dynamics Corp.	3,131,488	1.0
64,388		Gilead Sciences, Inc.	5,679,666	1.9
70,262		Hartford Financial Services Group, Inc.	3,118,228	1.0
42,187		Hasbro, Inc.	3,570,708	1.2
106,055		JPMorgan Chase & Co.	6,702,676	2.2
37,264		Kimberly-Clark Corp.	4,665,080	1.6
59,060		Kraft Heinz Co.	4,610,814	1.6
38,563		Lam Research Corp.	2,946,213	1.0
123,792		Liberty Property Trust	4,320,341	1.5
47,816		McDonald’s Corp.	6,048,246	2.0
151,069		Microsoft Corp.	7,533,811	2.5
67,464		Nucor Corp.	3,358,358	1.1
43,319		Occidental Petroleum Corp.	3,320,401	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Value Advantage Fund	as of April 30, 2016 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
55,117	Philip Morris International, Inc.	$5,408,080	1.8
114,517	Qualcomm, Inc.	5,785,399	1.9
48,460	Schlumberger Ltd.	3,893,276	1.3
17,651	Simon Property Group, Inc.	3,550,852	1.2
36,357	UnitedHealth Group, Inc.	4,787,490	1.6
56,410	Valero Energy Corp.	3,320,857	1.1
131,431	Wells Fargo & Co.	6,568,921	2.2
48,006	Other Securities	2,321,570	0.8
		157,160,427	52.6
	Total Common Stock (Cost $276,907,887)	286,095,112	95.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc: 1.5%
217,505	BNP Paribas Bank, Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $217,510, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $221,855, due 04/30/16-05/01/46)	217,505	0.1
1,033,315	Citigroup, Inc., Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $1,033,340, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,053,981, due 06/30/17-05/01/46)	1,033,315	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,033,315	HSBC Securities USA, Repurchase Agreement dated 04/29/16, 0.27%, due 05/02/16 (Repurchase Amount $1,033,338, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,053,984, due 05/15/16-07/15/37)	$1,033,315	0.3
1,033,315	Mizuho Securities USA Inc., Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $1,033,342, collateralized by various U.S. Government Agency Obligations, 2.000%-8.000%, Market Value plus accrued interest $1,053,981, due 06/01/24-08/20/45)	1,033,315	0.3
1,033,315	Nomura Securities, Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $1,033,342, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,053,981, due 05/15/16-03/20/66)	1,033,315	0.4
		4,350,765	1.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
7,316,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%†† (Cost $7,316,000)	7,316,000	2.4
	Total Short-Term Investments Cost $11,666,765)	11,666,765	3.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Value Advantage Fund	as of April 30, 2016 (Unaudited) (continued)

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $288,574,652)	$297,761,877	99.6
Assets in Excess of Other Liabilities	1,170,061	0.4
Net Assets	$298,931,938	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of April 30, 2016.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at April 30, 2016.

Cost for federal income tax purposes is $289,765,912.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,728,052
Gross Unrealized Depreciation	(12,732,087)
Net Unrealized Appreciation	$7,995,965

Sector Diversification	Percentage of Net Assets
Financials	19.6%
Consumer Discretionary	13.4
Information Technology	12.5
Health Care	11.9
Industrials	10.3
Consumer Staples	9.5
Energy	8.5
Materials	5.1
Utilities	3.0
Telecommunication Services	1.9
Short-Term Investments	3.9
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$2,553,825	$—	$2,553,825
China	—	8,435,003	64,668	8,499,671
Czech Republic	—	2,655,617	—	2,655,617
Denmark	—	3,166,219	—	3,166,219
Finland	—	3,962,481	—	3,962,481
France	—	8,821,547	—	8,821,547
Germany	—	14,552,173	—	14,552,173
Ireland	4,822,768	—	—	4,822,768
Italy	—	4,647,089	—	4,647,089
Japan	—	14,955,593	—	14,955,593
Luxembourg	—	3,763,141	—	3,763,141
Netherlands	4,262,405	6,802,913	—	11,065,318
Spain	—	4,174,293	—	4,174,293
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Value Advantage Fund	as of April 30, 2016 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Sweden	—	3,260,345	—	3,260,345
Switzerland	—	21,289,689	—	21,289,689
Taiwan	3,728,966	—	—	3,728,966
United Kingdom	4,459,472	8,556,478	—	13,015,950
United States	157,160,427	—	—	157,160,427
Total Common Stock	174,434,038	111,596,406	64,668	286,095,112
Short-Term Investments	7,316,000	4,350,765	—	11,666,765
Total Investments, at fair value	$181,750,038	$115,947,171	$64,668	$297,761,877
Other Financial Instruments+
Futures	180,664	—	—	180,664
Total Assets	$181,930,702	$115,947,171	$64,668	$297,942,541

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2016, the following futures contracts were outstanding for Voya Global Value Advantage Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	145	06/17/16	$6,078,400	$180,664
			$6,078,400	$180,664

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$180,664
Total Asset Derivatives		$180,664

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Value Advantage Fund	as of April 30, 2016 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$328,190
Total	$328,190

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$60,718
Total	$60,718

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Australia: 5.1%
944,330		Spotless Group Holdings Ltd.	$925,534	0.4
4,755,566		Other Securities(a)	11,577,012	4.7
			12,502,546	5.1
		Austria: 0.9%
86,416		Other Securities	2,178,564	0.9
		Belgium: 1.3%
199,668		Other Securities(a)	3,080,884	1.3
		Bermuda: 0.0%
9,209		Other Securities	52,407	0.0
		Canada: 5.6%
61,439		Transcontinental, Inc.	965,631	0.4
1,779,143		Other Securities	12,648,174	5.2
			13,613,805	5.6
		China: 0.2%
599,401		Other Securities	458,039	0.2
		Denmark: 0.9%
34,126	@	H Lundbeck A/S	1,140,251	0.4
62,099		Other Securities(a)	1,156,528	0.5
			2,296,779	0.9
		Finland: 0.5%
171,769		Other Securities	1,324,944	0.5
		France: 5.7%
19,210		Imerys SA	1,418,632	0.6
9,661		Teleperformance	867,776	0.3
47,714	@	UbiSoft Entertainment	1,384,909	0.6
319,906		Other Securities(a)	10,199,579	4.2
			13,870,896	5.7
		Germany: 5.8%
79,743		Deutsche Lufthansa AG	1,241,593	0.5
46,751	@	Patrizia Immobilien AG	1,084,262	0.5
468,268		Other Securities(a)	11,742,786	4.8
			14,068,641	5.8
		Gibraltar: 0.0%
11,628		Other Securities	21,705	0.0
		Greece: 0.0%
3,807		Other Securities	34,929	0.0
		Guernsey: 0.0%
4,806		Other Securities	46,858	0.0
		Hong Kong: 1.4%
20,660,082		Other Securities	3,456,377	1.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		India: 1.1%
761,403		Other Securities	$2,594,154	1.1
		Indonesia: 0.0%
6,728,842		Other Securities	80,665	0.0
		Ireland: 0.5%
688,123		Other Securities	1,232,639	0.5
		Israel: 0.1%
154,293		Other Securities(a)	176,138	0.1
		Italy: 5.9%
160,478		Anima Holding SpA	1,139,725	0.5
16,278		Brembo SpA	875,790	0.4
43,417	L	Brunello Cucinelli SpA	852,610	0.3
127,956		Cerved Information Solutions SpA	1,031,537	0.4
15,134		DiaSorin SpA	884,684	0.4
215,456	#,@	Infrastrutture Wireless Italiane SpA	1,106,299	0.5
63,412		Moncler S.p.A.	1,030,689	0.4
143,778	#,@	OVS SpA	941,121	0.4
49,734	L	Salvatore Ferragamo Italia SpA	1,152,753	0.5
1,424,349		Other Securities(a)	5,238,971	2.1
			14,254,179	5.9
		Japan: 25.8%
29,400		Asahi Intecc Co. Ltd.	1,414,387	0.6
101,500		Daikyonishikawa Corp.	1,398,757	0.6
115,000		Daiwa Industries Ltd.	985,772	0.4
772,000		Kanematsu Corp.	1,162,588	0.5
46,700	L	Kyudenko Corp.	1,185,905	0.5
42,400		Nippon Shinyaku Co., Ltd.	1,915,121	0.8
142,200		Sanwa Holdings Corp.	1,103,319	0.4
26,900		SCSK Corp.	975,688	0.4
136,800		Takara Leben Co., Ltd.	870,272	0.4
59,900		Temp Holdings Co., Ltd.	899,196	0.4
59,800		Yuasa Trading Co., Ltd.	1,343,873	0.5
49,200		Zenkoku Hosho Co. Ltd.	1,730,313	0.7
7,666,200		Other Securities(a)	47,751,301	19.6
			62,736,492	25.8
		Liechtenstein: 0.0%
592		Other Securities	57,762	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2016 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Luxembourg: 1.2%
39,922		Braas Monier Building Group SA	$1,108,995	0.4
62,367	#	O’Key Group SA GDR	143,444	0.1
327,854		Other Securities	1,737,087	0.7
			2,989,526	1.2
		Malaysia: 0.1%
941,873		Other Securities	343,226	0.1
		Malta: 0.2%
51,138		Other Securities	572,169	0.2
		Mexico: 0.4%
1,667,815		Other Securities	983,280	0.4
		Netherlands: 1.9%
11,585	#	Euronext NV	489,722	0.2
21,609		IMCD Group NV	874,189	0.4
33,792	#,@	Intertrust NV	684,879	0.3
12,981	#	Refresco Gerber NV	240,350	0.1
643,107		Other Securities(a)	2,255,537	0.9
			4,544,677	1.9
		New Zealand: 0.3%
188,438		Other Securities	746,766	0.3
		Norway: 0.9%
63,527	L	Kongsberg Gruppen ASA	1,065,052	0.4
530,666		Other Securities(a)	1,119,011	0.5
			2,184,063	0.9
		Philippines: 0.1%
161,580		Other Securities	169,834	0.1
		Poland: 0.0%
16,817		Other Securities	28,515	0.0
		Portugal: 0.1%
24,100		Other Securities	222,860	0.1
		Qatar: 0.0%
13,944		Other Securities	73,504	0.0
		Singapore: 0.7%
2,159,324		Other Securities	1,660,226	0.7
		South Africa: 0.5%
300,525		Other Securities	1,136,352	0.5
		South Korea: 2.4%
277,766		Other Securities	5,847,089	2.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Spain: 0.8%
228,104		Other Securities(a)	$1,884,137	0.8
		Sweden: 2.5%
37,000	@	Fastighets AB Balder	943,763	0.4
571,508		Other Securities(a)	5,044,920	2.1
			5,988,683	2.5
		Switzerland: 6.0%
1,038		Forbo Holding AG	1,264,757	0.5
894		Galenica AG	1,308,809	0.5
16,870		Lonza Group AG	2,813,720	1.2
3,547		Swiss Life Holding AG	897,095	0.4
8,621		Tecan Group AG	1,198,317	0.5
10,381	#,@	Wizz Air Holdings Plc	285,900	0.1
114,629		Other Securities	6,860,057	2.8
			14,628,655	6.0
		Taiwan: 0.9%
2,750,442		Other Securities	2,256,619	0.9
		Thailand: 0.6%
1,274,500		Thanachart Capital PCL	1,265,976	0.5
1,826,500		Other Securities	287,725	0.1
			1,553,701	0.6
		Turkey: 0.0%
88,369		Other Securities(a)	59,474	0.0
		United Arab Emirates: 0.1%
102,811		Other Securities	130,318	0.1
		United Kingdom: 15.2%
216,908		AA PLC	884,158	0.4
102,895		Abcam PLC	890,118	0.4
52,995	#	Auto Trader Group PLC	291,067	0.1
271,534		B&M European Value Retail SA	1,101,928	0.4
130,322		Dart Group PLC	1,189,177	0.5
32,157		Hikma Pharmaceuticals PLC	1,036,766	0.4
106,029		Keller Group PLC	1,368,761	0.6
50,631		Mondi PLC	969,817	0.4
283,575		Tyman PLC	1,202,642	0.5
107,092		Unite Group PLC	990,287	0.4
7,530,411		Other Securities(a)	27,019,888	11.1
			36,944,609	15.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2016 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: 0.5%
297,571	Other Securities(a)	$1,086,418	0.5
	Total Common Stock (Cost $227,164,849)	234,174,104	96.2
EXCHANGE-TRADED FUNDS: 0.2%
9,397	Other Securities	549,067	0.2
	Total Exchange-Traded Funds (Cost $564,055)	549,067	0.2
PREFERRED STOCK: 1.0%
	Germany: 1.0%
15,057	Draegerwerk AG & Co. KGaA	1,000,524	0.4
11,502	Jungheinrich AG	1,085,171	0.4
17,768	Other Securities	414,016	0.2
		2,499,711	1.0
	South Africa: 0.0%
776	Other Securities	41,642	0.0
	Total Preferred Stock (Cost $1,502,922)	2,541,353	1.0
RIGHTS: —%
	Hong Kong: —%
11,211,680	Other Securities	—	—
	Total Rights (Cost $—)	—	—
INVESTMENT COMPANIES: 0.1%
	United Kingdom: 0.1%
5,000	Other Securities	258,844	0.1
	Total Investment Companies (Cost $287,294)	258,844	0.1
	Total Long-Term Investments (Cost $229,519,120)	237,523,368	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc: 2.9%
352,695	BNP Paribas Bank, Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $352,704, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $359,749, due 04/30/16- 05/01/46)	$352,695	0.1
1,675,570	Citigroup, Inc., Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $1,675,611, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,709,081, due 06/30/17-05/01/46)	1,675,570	0.7
1,675,570	HSBC Securities USA, Repurchase Agreement dated 04/29/16, 0.27%, due 05/02/16 (Repurchase Amount $1,675,607, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.250%, Market Value plus accrued interest $1,709,086, due 05/15/16-07/15/37)	1,675,570	0.7

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,675,570	Mizuho Securities USA Inc., Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $1,675,614, collateralized by various U.S. Government Agency Obligations, 2.000%-8.000%, Market Value plus accrued interest $1,709,081, due 06/01/24-08/20/45)	$1,675,570	0.7
1,675,570	Nomura Securities, Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $1,675,614, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $1,709,082, due 05/15/16-03/20/66)	1,675,570	0.7
		7,054,975	2.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
2,414,609	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%†† (Cost $2,414,609)	2,414,609	1.0
	Total Short-Term Investments (Cost $9,469,584)	9,469,584	3.9
	Total Investments in Securities (Cost $238,988,704)	$246,992,952	101.4
	Liabilities in Excess of Other Assets	(3,494,893)	(1.4)
	Net Assets	$243,498,059	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of April 30, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

GDR
Global Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at April 30, 2016.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $239,545,546.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,601,313
Gross Unrealized Depreciation	(24,153,907)
Net Unrealized Appreciation	$7,447,406

Sector Diversification	Percentage of Net Assets
Industrials	22.5%
Financials	17.0
Consumer Discretionary	16.3
Health Care	12.8
Materials	10.0
Information Technology	9.5
Consumer Staples	3.6
Energy	3.0
Telecommunication Services	1.5
Utilities	1.1
Exchange-Traded Funds	0.2
Short-Term Investments	3.9
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2016 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$718,777	$11,783,769	$—	$12,502,546
Austria	—	2,178,564	—	2,178,564
Belgium	168,940	2,911,944	—	3,080,884
Bermuda	52,407	—	—	52,407
Canada	13,613,805	—	—	13,613,805
China	210,604	247,435	—	458,039
Denmark	130,646	2,166,133	—	2,296,779
Finland	509,665	815,279	—	1,324,944
France	1,487,735	12,383,161	—	13,870,896
Germany	2,335,141	11,733,500	—	14,068,641
Gibraltar	21,705	—	—	21,705
Greece	—	34,929	—	34,929
Guernsey	46,858	—	—	46,858
Hong Kong	15,547	3,435,598	5,232	3,456,377
India	160,817	2,433,337	—	2,594,154
Indonesia	25,487	55,178	—	80,665
Ireland	705,479	527,160	—	1,232,639
Israel	35,030	141,108	—	176,138
Italy	1,158,213	13,095,966	—	14,254,179
Japan	332,719	62,403,773	—	62,736,492
Liechtenstein	57,762	—	—	57,762
Luxembourg	1,985,780	1,003,746	—	2,989,526
Malaysia	79,099	264,127	—	343,226
Malta	—	572,169	—	572,169
Mexico	983,280	—	—	983,280
Netherlands	946,934	3,597,743	—	4,544,677
New Zealand	—	746,766	—	746,766
Norway	80,695	2,103,368	—	2,184,063
Philippines	—	169,834	—	169,834
Poland	14,187	14,328	—	28,515
Portugal	—	222,860	—	222,860
Qatar	—	73,504	—	73,504
Singapore	470,929	1,189,297	—	1,660,226
South Africa	263,688	872,664	—	1,136,352
South Korea	396,087	5,451,002	—	5,847,089
Spain	—	1,884,137	—	1,884,137
Sweden	847,320	5,141,363	—	5,988,683
Switzerland	732,979	13,895,676	—	14,628,655
Taiwan	637,411	1,619,208	—	2,256,619
Thailand	—	1,553,701	—	1,553,701
Turkey	—	59,474	—	59,474
United Arab Emirates	130,318	—	—	130,318
United Kingdom	10,278,347	26,666,262	—	36,944,609
United States	1,086,418	—	—	1,086,418
Total Common Stock	40,720,809	193,448,063	5,232	234,174,104
Exchange-Traded Funds	549,067	—	—	549,067
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2016 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Preferred Stock	455,658	2,085,695	—	2,541,353
Rights	—	—	—	—
Short-Term Investments	2,414,609	7,054,975	—	9,469,584
Investment Companies	258,844	—	—	258,844
Total Investments, at fair value	$44,398,987	$202,588,733	$5,232	$246,992,952

(1)
For the period ended April 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2016, securities valued at $5,610,109 and $10,363,019 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, securities valued at $5,323 were transferred from Level 2 to Level 3 due to significant observable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of April 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 85.6%
		Consumer Staples: 10.1%
35,000	@	Magnit OJSC	$4,867,576	6.1
65,000		Magnit PJSC GDR	2,253,428	2.8
48,000	@	X5 Retail Group N.V. GDR	950,661	1.2
			8,071,665	10.1
		Energy: 30.4%
302,330	@	Gazprom Neft JSC	711,785	0.9
70,000		Gazprom Neft PAO ADR	829,935	1.0
490,000		Gazprom PAO ADR	2,543,100	3.2
500,000		Gazprom PAO	1,302,700	1.6
270,000		Lukoil PJSC ADR	11,475,000	14.3
50,300		NovaTek OAO GDR	4,854,197	6.1
85,000		Tatneft PAO ADR	2,664,750	3.3
			24,381,467	30.4
		Financials: 13.5%
205,101	L	Halyk Savings Bank of Kazakhstan JSC GDR	738,364	0.9
2,310,000	@	Moscow Exchange MICEX-RTS PJ	3,646,007	4.5
805,000		Sberbank PAO ADR	6,456,100	8.1
			10,840,471	13.5
		Information Technology: 10.0%
49,100	@	EPAM Systems, Inc.	3,580,863	4.5
51,375	@	Luxoft Holding, Inc.	2,969,989	3.7
70,000	@	Yandex NV	1,432,900	1.8
			7,983,752	10.0
		Materials: 16.1%
3,370,000	@	Alrosa PAO	3,848,421	4.8
251,000		MMC Norilsk Nickel PJSC ADR	3,707,270	4.6
250,000		Phosagro OAO GDR	3,875,000	4.9
130,000		Severstal PAO	1,459,712	1.8
			12,890,403	16.1
		Telecommunication Services: 5.5%
220,000		MegaFon PJSC GDR	2,534,115	3.2
200,000		Mobile TeleSystems PJSC ADR	1,852,000	2.3
			4,386,115	5.5
		Total Common Stock (Cost $62,836,229)	68,553,873	85.6

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 9.8%
		Energy: 9.8%
5,700,000		Surgutneftegas	$3,695,388	4.6
1,400,000	@	Tatneft	4,154,236	5.2
		Total Preferred Stock (Cost $6,256,356)	7,849,624	9.8
		Total Long-Term Investments (Cost $69,092,585)	76,403,497	95.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.8%
	Securities Lending Collateralcc: 0.0%
25,722	Nomura Securities, Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $25,723, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $26,237, due 05/15/16-03/20/66) (Cost $25,722)	25,722	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.8%
3,825,575	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%†† (Cost $3,825,575)	3,825,575	4.8
	Total Short-Term Investments (Cost $3,851,297)	3,851,297	4.8
	Total Investments in Securities (Cost $72,943,882)	$80,254,794	100.2
	Liabilities in Excess of Other Assets	(197,298)	(0.2)
	Net Assets	$80,057,496	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of April 30, 2016.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of April 30, 2016 (Unaudited) (continued)

@
Non-income producing security.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at April 30, 2016.

Cost for federal income tax purposes is $75,523,459.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,617,652
Gross Unrealized Depreciation	(10,886,317)
Net Unrealized Appreciation	$4,731,335

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$8,071,665	$—	$8,071,665
Energy	16,682,850	7,698,617	—	24,381,467
Financials	7,194,464	3,646,007	—	10,840,471
Information Technology	7,983,752	—	–	7,983,752
Materials	7,582,270	5,308,133	—	12,890,403
Telecommunication Services	1,852,000	2,534,115	—	4,386,115
Total Common Stock	41,295,336	27,258,537	—	68,553,873
Preferred Stock	—	7,849,624	—	7,849,624
Short-Term Investments	3,825,575	25,722	—	3,851,297
Total Investments, at fair value	$45,120,911	$35,133,883	$—	$80,254,794

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Approval of Sub-Advisory Contract FOR VOYA RUSSIA FUND
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), to which Voya Russia Fund (the “Fund”), a series of Voya Mutual Funds (the “Trust”) is subject, makes it unlawful for any registered fund having a board of trustees to enter into any new advisory agreement, including any sub-advisory agreement, unless the agreement has been approved by a vote of a majority of the trustees who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund. At its November 19, 2015 meeting, the Board of Trustees of the Fund (the “Board”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such persons are defined under the 1940 Act (the “Independent Trustees”), considered a proposal by Voya Investments, LLC (“Adviser”), the adviser to the Fund, to enter into a new agreement with NNIP Advisors B.V. (the “Sub-Adviser” or “NNIP”) for the Fund (the “Sub-Advisory Contract”). The Board was asked to approve the Sub-Advisory Contract because it was advised by the Adviser that the existing sub-advisory contract (the “Prior Contract”) between the Adviser and the Sub-Adviser was expected to terminate in the near future due to a change of control of the Sub-Adviser.
In addition to the Board meeting on November 19, 2015, the Independent Trustees held separate meetings on October 1, 2015 and November 17, 2015, to review and to evaluate the Sub-Adviser’s services to the Fund. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.
At its November 19, 2015 meeting, the Board, including a majority of the Independent Trustees, voted to approve the Sub-Advisory Contract for the Fund. In reaching its decision, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual review process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board reviewed at the same meeting the sub-advisory contracts for other Voya funds, the Board considered each Voya fund’s sub-advisory relationship separately.
Provided below is a general overview of the Board’s review and evaluation process with respect to the Sub-Adviser, as well as a discussion of certain specific factors that the Board considered at its review and approval meetings. While the Board considered all of the information it deemed relevant, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to approve the Sub-Advisory Contract. Each Board member may have accorded different weight to the various factors in reaching his or her conclusion with respect to the Sub-Advisory Contract.
Overview of the Contract Review and Approval Process
The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve the Sub-Advisory Contract. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the registered fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and the Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Sub-Adviser, as well as oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below the Fund’s relevant benchmark, and/or selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information in connection with their review of advisory and sub-advisory contracts.
Management provided certain of the information requested by the 15(c) Methodology Guide in Fund

SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Analysis and Comparison Tables (“FACT sheet”). The Independent Trustees periodically have retained, including most recently in 2015, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheet, and the Selected Peer Group to be used by the Fund for certain comparison purposes during the review process.
Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Fund’s Sub-Advisory Contract.
Nature, Extent and Quality of Service
The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Sub-Adviser. This included information regarding the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract review meetings.
The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the November 19, 2015 Board meeting included, among other information, the following items: (1) the FACT sheet that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, and information regarding net asset flows into and out of the Fund; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheet was prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Sub-Adviser to the Fund to a series of questions posed by K&L Gates dated June 12, 2015, and November 7, 2015, on behalf of the Independent Trustees; (5) a copy of the form of Sub-Advisory Contract; (6) a copy of the Form ADV for the Sub-Adviser; (7) financial statements for the Sub-Adviser; (8) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (9) a report by the Trust’s Chief Compliance Officer (“CCO”); and (10) other information relevant to the Board’s evaluations.
The Board was advised by the Adviser that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in NN Group N.V. (“NN Group”) into an independent, standalone company by the end of 2016 (the “Separation Plan”). NN Group previously was a wholly-owned, indirect subsidiary of ING Groep and is a parent company of the Sub-Adviser. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.
The Board considered the potential effects of the Separation Plan on the Fund and the Sub-Adviser, including the Sub-Adviser’s ability during and after the separation to perform the same level of service to the Fund as the Sub-Adviser currently provides. The Board was advised that the Sub-Adviser anticipated that the Separation Plan would have no material adverse impact on the Fund or its operations and administration.
The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of NN Group (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of NN Group stock. The Board recognized that the Separation Plan contemplates several public offerings and each may be deemed to be a Change of Control Event, triggering the necessity for a new agreement, which would require the approval of the Board. The Board concluded that the shareholders’ approval of a new agreement that would become effective upon one or more Change of Control Events would permit the Fund to benefit from the continuation of services by the Sub-Adviser throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser that the Sub-Adviser was relying on regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Fund shareholders approved the future agreements in February 2015.
The Board noted that the IPO was completed in July 2014, and ING Groep has divested additional shares of NN Group through four subsequent public offerings since July 2014, including a secondary common stock offering that settled on October 5, 2015, which further reduced ING Groep’s stake in NN Group to 25.8% of outstanding shares. NN Group did not receive any proceeds from these offerings. Upon the completion of the next transaction, ING Groep’s ownership in NN Group is expected to be reduced

SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

to less than 25%, which the Board was advised by the Adviser will be deemed to be the Change of Control Event that would result in the termination of the Prior Contract.
For the Fund, a specific class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. The specified class of the Fund was chosen based on the 15(c) Methodology Guide and compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.
In arriving at its conclusions with respect to the Sub-Advisory Contract, the Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement.
The Board also received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO evaluating whether the regulatory compliance systems and procedures of the Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of the Fund’s portfolio management team, the resources and reputation of the Sub-Adviser, and the ability of the Sub-Adviser to attract and retain qualified investment advisory personnel, as well as the adequacy of the resources committed to the Fund by the Sub-Adviser, whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. Additionally, the Board considered the financial stability of the Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the sub-advisory and related services provided by the Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Sub-Adviser are appropriate.
Fund Performance
In assessing the sub-advisory relationship, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided on the FACT sheet furnished in connection with the review and approval process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2015. In addition, the Board also received and considered updated performance information for the Fund against its Morningstar category median and/or Lipper category median and primary benchmark as of October 31, 2015.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that the Fund does not have any breakpoints in its sub-advisory fee rate schedule that would result in a lower sub-advisory fee rate were the Sub-Adviser to manage a sufficient level of the Fund’s assets to reach a breakpoint, but that any breakpoints would inure to the benefit of the Adviser (except to the extent that there are corresponding advisory fee rate breakpoints or waivers).
Information Regarding Services to Other Clients
The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts.
Fee Rates and Profitability
The Board reviewed and considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser.

SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of the Fund as it relates to the services provided under the Sub-Advisory Contract; and (2) the potential fall-out benefits to the Sub-Adviser from its association with the Fund. For the Fund, the Board determined that the fee rate payable to the Sub-Adviser is reasonable for the services that it performs, which were considered in light of the nature, extent and quality of the services that it has performed and is expected to perform.
The Board did not request profitability data from the Sub-Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and the Sub-Adviser with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also considered that the Adviser (and not the Fund) pays the sub-advisory fees earned by the Sub-Adviser.
Conclusions
In light of the foregoing, on November 19, 2015 the Board, at an in-person meeting, approved the Sub-Advisory Contract for the Fund to replace the Prior Contract upon such Change of Control Event as described above. The Sub-Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Fund in the first quarter of 2015 and no single person or group of persons acting together is expected to gain “control” (as defined in the 1940 Act) of NN Group. As a result, shareholders of the Fund will not be asked to vote again on this new agreement with the Sub-Adviser.
The decision by the Board, including a majority of the Independent Trustees, to approve the Sub-Advisory Contract was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for the Sub-Adviser to continue providing sub-advisory and related services for the Fund, without interruption, after the Change of Control Event.
In light of all factors it considered in its review of the Sub-Advisory Contract, the Board concluded that the fee rates set forth in the Sub-Advisory Contract were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Sub-Advisory Contract; (2) the extent to which economies of scale are reflected in fee rate schedules under the Sub-Advisory Contract; (3) the existence of any “fall-out” benefits to the Sub-Adviser; and (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds.
In connection with its approval of the Sub-Advisory Contract, on November 19, 2015, the Board considered a representation from the Sub-Adviser that there were no additional developments not already disclosed to the Board in the prior response provided to the Board in connection with their annual review of the Prior Contract, that would be a material consideration to the Board in connection with its consideration of the Sub-Advisory Contract. Additionally, the Board took into account, among other factors, the considerations set out below.
1)
The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the Sub-Advisory Contract from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)
The Board considered the Sub-Adviser’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, investment management and research services. In this regard, the Board considered representations by the Sub-Adviser that its separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided to the Fund.

3)
The Board considered representations by the Sub-Adviser that approval of the Sub-Advisory Contract would be necessary for the Fund to continue receiving sub-advisory services from the Sub-Adviser following the Change of Control Event. In addition, the Board considered representations by the Sub-Adviser, as well as related supporting documentation, indicating that the Sub-Advisory Contract, including the fees payable thereunder, is substantially similar to and, in any event, are no less favorable to the Fund than, the terms of the Prior Contract.

4)
The Board considered representations by the Sub-Adviser indicating that: (a) the Sub-Adviser can be expected to provide services of the same nature, extent and quality under the Sub-Advisory Contract as were provided thereby under the Prior Contract; and (b) the Change of Control Event is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund’s portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage the Fund.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 19, 2015, the

SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board, including a majority of the Independent Trustees, voted to approve the Sub-Advisory Contract. In this connection, the Board concluded that, in light of all factors considered, the terms of the Sub-Advisory Contract, including fee rates, were fair and reasonable, and the Sub-Advisory Contract should be approved so as to enable a continuation without interruption of the services being provided by the Sub-Adviser pursuant to the Prior Contract. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Sub-Advisory Contract.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
167703         (0416-062216)

Semi-Annual Report
April 30, 2016
Classes A, B, C, I, O, R and W
■
Voya Global Equity Dividend Fund

■
Voya International Core Fund

■
Voya Multi-Manager Emerging Markets Equity Fund

■
Voya Multi-Manager International Equity Fund

E-Delivery Sign-up – details inside

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Negative Interest Rates – What Does That Even Mean?
Dear Shareholder,
During the bleak days of February 2016 — when markets around the world were tumbling, and the U.S. seemed to be teetering on the brink of recession — the question began to swirl whether the U.S. Federal Reserve Board (“Fed”) might adopt a negative interest rate policy to further extend its efforts at stimulating the economy. Negative rates mean that instead of paying interest on certain types of deposits by banking institutions, the central bank charges depositors a fee; the policy seeks to force money out of reserve accounts and back into the economy. The question didn’t come out of nowhere: Countries such as Denmark and Sweden had been using negative interest rates with some success, while both the European Central Bank and Bank of Japan also have adopted them.
Today the U.S. economic picture looks better than it did during February. As a result, negative rates are less of a concern here at the moment — though “lower for longer” seems to be a much more likely scenario. By resisting hikes so far this year, Fed policy is now more aligned with those of central banks in Europe, Japan and China. As the wind shifts back toward tightening, however, U.S. policy once again begins to diverge from that of its global counterparts, which will have implications for global asset markets. Negative interest rates have provided economic stimulus but also have driven out investors seeking positive returns. Rising U.S. rates send a positive message about economic strength, but could also cause capital flight from emerging markets.
Such tradeoffs pose challenges when positioning investment portfolios. Which risks are worth taking given the potential rewards? Which should be avoided altogether? One risk you certainly should avoid is attempting to time the market. Regardless of where you expect to find challenges and opportunities, no one knows exactly when they will occur. We at Voya continue to believe that the best approach is to keep your portfolio globally diversified and fully invested. As always, we recommend that you thoroughly discuss any prospective portfolio changes with your financial advisor before taking action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
May 18, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended April 30, 2016

As our new fiscal year started, markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having been shaken in August when China announced a 2% devaluation of the yuan, had staged a strong recovery in October. But this stalled in November and started to unravel in December. Concerns intensified into February before a dramatic rally left the Index down just 2.63% for the first half of the fiscal year. (The Index returned -1.05% for the six-months ended April 30, 2016, measured in U.S. dollars.)
U.S. economic data were mixed during the period. One island of fairly consistent optimism was employment. New jobs averaged over 245,000 per month and the unemployment rate fell to 5.0%. But the good news was like an island because it seemed to end at the water’s edge with little of it exported to other areas of economic activity like wages, prices and retail sales.
The Federal Open Market Committee (“FOMC”) continually referred to employment in its deliberations and the concern was that this would be used to justify more interest rate increases than the economy could bear. The FOMC on December 16 announced a 0.25% increase in the federal funds rate as a first step in normalizing policy, with FOMC members forecasting four additional rate increases in 2016. This was a prospect condemned by many as detached from reality, to the point of risking recession.
So investor sentiment started 2016 in rather a sour mood and this quickly deteriorated.
Indeed the economic news out of the U.S. in January did nothing to dispel the fears. The purchasing managers’ index in the manufacturing sector indicated contraction in these industries. Industrial production was falling, as were retail sales. Consumer prices were barely moving: the headline index only rose 0.7% in 2015, the smallest increase since 2008. Gross Domestic Product (“GDP”) in the U.S. was estimated to have grown at a scant 0.7% annual rate in the fourth quarter of 2015.
One reason for sluggish headline inflation the world over was falling energy prices, which had resumed their decline in late 2015 and into 2016, driven to repeated multi-year lows by faltering demand and uncontrollable supply. Inflation was practically non-existent and negative bond yields were increasingly common, encouraged and defended by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was to many commentators an unstable dynamic which could only end badly.
The perception of divergence and the general pessimism were made worse by events in China, amid fears that the economy was slowing faster than anyone would admit. Rattled by the global market reaction to their clumsy attempt at currency devaluation in August, the authorities were spending about $100bn per month in foreign exchange reserves to keep the yuan steady. On January 7, China set the yuan sharply lower, suggesting that they were now reconciled to further devaluation. A few days earlier, a new bout of panic in the Chinese stock market triggered a recently introduced circuit-breaker, which was then quickly abandoned as counter-productive. Perceptions of incompetence were rife, straining investor confidence even more.
Exactly why many markets hit bottom on February 11 is not clear. At around this time, FOMC Chair Yellen reiterated expectations for gradual tightening and downplayed recession risks. She did so again when the FOMC left rates unchanged at their March 16 and April 27 meetings. China set a GDP growth target of 6.5% to 7.0% for 2016 and hinted that the yuan had fallen far enough. China’s foreign exchange reserves stabilized. At least temporarily, sentiment had turned. Major oil producing nations failed to agree to curtail oil production, and the market shrugged it off. The Index, down nearly 14% for the fiscal year on February 11, regained almost 13% by April 29; the price of a barrel of oil soared 75%. The FOMC’s preferred measure of inflationary expectations bounced 0.40% to 1.82%.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 2.82% in the six-months through April, the Barclays U.S Treasury Bond sub-index added 2.50%. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 4.34%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 2.38%, in both cases from a losing position at the end of January.
U.S. equities, represented by the S&P 500® Index including dividends, gained just 0.43% for the six-months, 7.05% in the last three, paced by the more defensive telecoms 14.68% and utilities 12.75%. The worst performing sector was technology -4.32% as a number of prominent names missed first quarter earnings estimates. In total S&P 500® earnings per share were forecast to suffer their fourth consecutive year-over-year decline.
In currencies, the dollar suffered from reduced expectations for U.S. interest rate increases and a growing skepticism about the effectiveness of euro zone and Japanese quantitative easing. The dollar lost 3.89% against the euro, 11.71% against the yen, but advanced 5.60% against the pound as latterly the possibility of Britain’s exit from the European Union loomed larger.
In international markets, the MSCI Japan® Index slumped 13.85% in the six-months through April, as the yen rose sharply, threatening yen-denominated profitability. The MSCI Europe ex UK® Index lost 7.57%, with the financials sector particularly hard hit by the margin-squeezing effect of low (if not negative) interest rates. The MSCI UK® Index, edged up 0.02%. Its financials also suffered from low interest rates, but the losses were offset by gains on defensive staples and by recovering energy and materials.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

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Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
3

Voya Global Equity Dividend Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2016 (as a percentage of net assets)

United States	42.9%
France	10.5%
United Kingdom	10.4%
Japan	7.9%
Switzerland	5.4%
Italy	4.0%
Canada	3.7%
Netherlands	2.9%
Germany	1.7%
Sweden	1.7%
Countries between 0.4% – 1.5%^	4.3%
Assets in Excess of Other Liabilities	4.6%
Net Assets	100.0%
^ Includes 4 countries, which each represents 0.4% – 1.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Dividend Fund (“Global Equity Dividend” or the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Bruno Springael and Kris Hermie, Portfolio Managers of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of  -1.48%, compared to the MSCI World IndexSM, which returned -1.05% for the same period.
Portfolio Specifics: The Fund underperformed the MSCI World IndexSM. Adverse stock selection in financials was almost offset by favorable selection in other sectors, especially industrials, consumer discretionary and energy. Sector allocation effects were generally small with a positive bias. The largest was a favorable overweight in Energy.
In the consumer staples sector, we sold out of Molson Coors Brewing Company. The stock rallied following its takeover of MillerCoors, its U.S. joint venture with SABMiller plc. We replaced it with Wal-Mart Stores, Inc., a stock that has underperformed in recent years. In our opinion this is a quality company with issues to fix, but is on the right path. We believe dividend yield should also be supportive.
In the health care sector we exited Takeda Pharmaceuticals Company Limited in Japan. The stock had performed well and valuation was too expensive in our view. The proceeds were used to increase our position in AbbVie, Inc., a U.S.-based pharmaceutical company, which offers a dividend yield of close to 4% and in our opinion an attractive valuation relative to peers. Also within the pharmaceuticals sector, we raised our exposure to Sanofi S.A. in France and reduced our position in the Swiss firm Hoffmann-La Roche AG, as the former trades at a valuation discount to the latter.
We reduced Microsoft Corporation after strong performance. It remains a quality firm but valuation is no longer inexpensive in our opinion. We sold out of the German software firm SAP SE after strong share price performance pushed its valuation to levels that were too high in our opinion. We reduced our position in SanDisk Corporation following a revised takeover offer from Western Digital Corporation. We used the proceeds to start a position in IBM Corporation, which has undergone a multi-year de-rating process. IBM’s valuation is discounting headwinds facing its software business and the rather unimpressive adjustment so far to cloud-based ecosystems. However, we feel that the market is completely disregarding the long-term potential of IBM’s Watson technology, a platform that uses natural language processing and machine learning to perform sophisticated big data analysis.
We added Westrock Company to our materials exposure. The global packaging company’s valuation has become attractive following a de-rating on the back of worries about pricing in the paper and packaging sector. The stock offers a 4%+ dividend yield, which is backed by solid cash generation.
Top Ten Holdings as of April 30, 2016 (as a percentage of net assets)

Royal Dutch Shell PLC	2.1%
Pfizer, Inc.	2.1%
BNP Paribas	2.0%
Citigroup, Inc.	2.0%
Total S.A.	1.7%
Metlife, Inc.	1.6%
Assicurazioni Generali S.p.A.	1.6%
Cisco Systems, Inc.	1.6%
Sumitomo Mitsui Financial Group, Inc.	1.6%
Mitsubishi UFJ Financial Group, Inc.	1.5%
Portfolio holdings are subject to change daily.
Elsewhere in the sector we reduced our exposure to Rexam PLC following strong share price performance resulting from the firm’s proposed merger with Ball Corporation that was approved by the European Commission in January.
Current Strategy and Outlook: Although expectations of U.S. Federal Reserve Board (“Fed”) rate hikes in 2016 have moderated, it is clear that the Fed is in a different phase of the monetary cycle than the European Central Bank and Bank of Japan. That said, we expect dovish or hawkish comments from the Fed will continue to have an influence on markets in the short term. The recent rebound in oil and commodity prices is helping to increase risk sentiment and relieve stressed segments of the market.
We believe that financial stocks combine attractive valuations, high and growing dividend yields and offer direct exposure to the consumption recovery in Europe. While we acknowledge that the sector continues to face challenges, we believe that these are fully reflected at current price levels. Relative valuations for the sector are now below the levels of 2000 and 2008, which we believe is out of line with the improvement in return on equity and risk profile of the sector. We ought not to forget that banks have passed stress tests, have been recapitalized and are now better regulated. We understand that negative interest rates are an issue for banks, but increasingly we see more signals that central bankers are becoming aware of this. In Japan the central bank stated openly it would not lower negative rates further before they have a better view on banks’ profits in this environment.
We continue to underweight “expensive defensives” whose valuations are too high from a fundamental perspective in our view. Expensive quality-growth industries could start to lose their leadership once it becomes clear we are entering a new phase in the cycle driven by the Fed’s monetary tightening.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
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Portfolio Managers’ Report	Voya International Core Fund

Geographic Diversification as of April 30, 2016 (as a percentage of net assets)

United Kingdom	16.7%
Japan	12.2%
France	11.7%
Germany	8.7%
Switzerland	8.3%
Netherlands	7.3%
Canada	7.0%
China	4.3%
Italy	4.0%
India	3.0%
Countries between 0.3% – 2.7%^	13.0%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 10 countries, which each represents 0.3% – 2.7% of net assets.
Portfolio holdings are subject to change daily.
Voya International Core Fund (“International Core” or the “Fund”) seeks long-term growth of capital. The Fund is managed by Nicolas M. Choumenkovitch and Tara Connolly Stilwell, CFA, Portfolio Managers, of Wellington Management Company LLP (“Wellington”) — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2016, the Fund’s Class I shares provided a total return of  -3.62% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned -3.07% and -1.75%, respectively, for the same period.
Portfolio Specifics: The rally in global equities stalled during the six-month period ended April 30, 2016, as stocks finished with a loss, as measured by the MSCI ACWI ex-USSM. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank and Bank of Japan (“BOJ”) announcing additional policy easing, while the US Federal Reserve initiated its well-telegraphed liftoff. In China, equities reacted positively to moves made by the People’s Bank of China to provide support to the economy. Conversely, Brazil finished the last two months of 2015 weakly after the country’s debt was down-graded to below investment grade by a second ratings agency.
2016 got off to volatile start as Chinese stocks plunged in early January, sparking a global risk-off trade. Once again, extended monetary policy accommodation by major central banks helped support risk assets. Emerging market equities participated strongly in the market rebound. The rally in global equities continued in April, although Japanese securities limped into the close after the BOJ decided against further stimulus, leading to an equity sell-off. During the period, US equities outperformed non-US equities and emerging market equities outperformed their developed market counterparts.
The Fund underperformed the MSCI ACWI ex-USSM for the six-month reporting period, driven primarily by security selection. Weak security selection within the consumer discretionary, financials, and industrials sectors detracted most from relative returns. This was partially offset by favorable security selection within the health care, telecommunication services, and energy sectors. Sector allocation decisions, a result of the bottom-up stock selection process, also detracted from relative results. The Fund’s underweight to materials, the best performing sector in the MSCI ACWI ex-USSM, detracted most from relative performance. An overweight to the consumer discretionary sector and an underweight to the consumer staples sector also hurt relative returns. This was partially offset by an underweight to the financials sector and an overweight to the energy sector.
From a regional perspective, security selection within emerging markets and Europe ex UK detracted most from relative performance. Strong security
Top Ten Holdings as of April 30, 2016* (as a percentage of net assets)

Total S.A.	3.2%
Unilever NV	3.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.7%
Canadian National Railway Co.	2.7%
Novartis AG	2.7%
Sky PLC	2.5%
Beiersdorf AG	2.2%
British American Tobacco PLC	2.1%
Diageo PLC	2.0%
Anheuser-Busch InBev Worldwide, Inc.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
selection within Japan partially offset negative results. The Fund’s underweight to Pacific Developed ex Japan also detracted.
Top contributors to relative performance included Japan-based Ono Pharmaceutical, Japan-based Daito Trust Construction, and Canada-based developer and operator of a North American gas pipeline network, TransCanada. Top detractors from relative performance included the UK’s largest pay TV provider, Sky, Beijing-based China Life Insurance, and Japan-based sports products manufacturer Asics.
Current Strategy and Outlook: Our view that we are likely to see persistent volatility in global equity markets given the current environment has not changed. The primary concerns have been around China, oil prices, and how the global economy will respond to continued deflationary pressures if the central banks are running out of new policy measures. Deflation also continues to be a concern globally, although we think the market has been overly discounting this risk in some areas of the market. The volatility has also presented us with some interesting opportunities in more cyclical businesses that we think have additional room for improvement in returns on capital.
During the period, the Fund reduced its overweight to the health care sector and shifted to an overweight position in the consumer staples and energy sectors. As of the end of the period, the Fund was most overweight the consumer staples, consumer discretionary, and energy sectors, and most underweight the financials, utilities, and telecommunication services sectors. Regionally the Fund ended the period most overweight Europe ex UK and most underweight Pacific Developed ex Japan and emerging markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
5

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2016 (as a percentage of net assets)

China	26.2%
South Korea	13.7%
India	9.3%
Taiwan	9.2%
Brazil	7.8%
Russia	6.4%
Turkey	4.1%
South Africa	3.6%
Mexico	3.6%
Hong Kong	2.1%
Countries between 0.1% – 1.5%^	10.3%
Assets in Excess of Other Liabilities*	3.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 21 countries, which each represents 0.1% – 1.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Emerging Markets Equity Fund (“Emerging Markets Equity” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — J.P. Morgan Investment Management Inc. (“JPMorgan”), Van Eck Associates Corporation (“Van Eck”) and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: George Iwanicki Jr. and Anuj Arora, Portfolio Managers, of the Sleeve that is managed by JPMorgan; David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by Van Eck; and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware.
Performance: For the six-month period ended April 30, 2016, the Fund’s Class A shares provided a total return of  -1.46%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned -0.13% for the same period.
Portfolio Specifics: Delaware Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 290 basis points (2.90%) for the six-month period ended April 30, 2016. Among countries, Brazil was the main positive contributor to performance. On the back of rising hopes for changes in government leadership and policy, Itau Unibanco and Banco Santander Brasil posted strong returns. Telefonica Brasil benefited from currency appreciation. Shares of Hypermarcas rose as the company continued to divest assets and reduce debt. Shares of Petrobras rose in sympathy with oil prices. In China, Shares of Baidu, in which we hold a large overweight position, rose after the company reported in-line third quarter earnings and provided encouraging revenue guidance, alleviating some concerns about the slowing Chinese economy. Shares of Uni-President China rose as the company’s focus on product differentiation and cost rationalization is expected to support profitability. This outperformance was somewhat mitigated by Sohu.com. Shares fell after the company provided weak second quarter guidance, particularly in their gaming and brand advertising business.
Top Ten Holdings as of April 30, 2016 (as a percentage of net assets)

Tencent Holdings Ltd.	2.7%
Baidu, Inc. ADR	2.2%
Samsung Electronics Co., Ltd. GDR	1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.8%
China Mobile Ltd.	1.8%
Samsung Electronics Co., Ltd.	1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	1.5%
Reliance Industries Ltd.	1.5%
Naspers Ltd.	1.3%
Itau Unibanco Holding SA ADR	1.2%
Portfolio holdings are subject to change daily.
In Russia, Yandex performed well due to improving conditions in the advertising market, ruble appreciation, and accusations of antitrust activity by Google from the European Union. Shares of Rosneft benefited from the higher oil price and a push by government officials for state-run companies to pay out higher dividends.
In contrast, Korea detracted the most from performance. Shares of SK Telecom underperformed due to concerns about slowing growth and the company’s acquisition of CJ Hellovision late last year. Shares of Lotte Chilsung underperformed after the company announced disappointing quarterly results due to weak liquor sales and higher costs. Our underweight positions in Malaysia and Indonesia were unfavorable as both of these markets outperformed.
Among sectors, the financials sector contributed the most to relative performance. In contrast, our underweight stance in the materials sector detracted the most from relative performance.
JPMorgan Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 288 basis points (2.88%) for the six-month period ended April 30, 2016, primarily driven by stock selection.
Stock selection was a drag on performance over the past six months. We look for a combination of value and momentum at the stock level. At inflection points in the market, momentum names come under heavy pressure, and we would expect to underperform. As rallies broaden from deep value stocks, we would expect to perform better. Taiwan has been a key area of underperformance during the period. Two of the largest detractors, Catcher and Pegatron, are both part of the Apple supply chain, which were pressured on disappointing iPhone 6 sales towards year-end. Catcher produces aluminum cases and Pegatron assembles the iPhone 6 and Microsoft Surface tablet. Both companies earn over 15% return on equity, have attractive dividend payouts, and trade on single-digit price-to-earnings multiples. Consequently, they score highly on our stock ranks, and are based in a country we favor. As a result, we are willing to hold these companies through periods of volatile performance.
On the positive side, stock selection in South Korea has been a bright spot for the Sleeve over the six months. The country has been a good source of defensive growth stocks with positive momentum, particularly in consumer sectors. Two key outperformers in the first

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Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

quarter were positions in NCSOFT and Coway. NCSOFT is a leading video and mobile game developer and has performed well on the back of key successes in the mobile market. Coway has a door-to-door salesforce leasing water and air purifiers, with a lucrative after-sales business. There is a growing awareness in South Korea of environmental issues that can affect personal health, and penetration of these appliances is a fraction of that in Japan.
Van Eck Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 443 basis points (4.43%) for the six-month period ended April 30, 2016. The period under review was dominated by the events of the first four months of 2016. During this time we have experienced more twists and turns in macro factors than we can readily remember. Commodities went from being some of the worst performing and underheld assets, in January, to the complete opposite in February and March. The U.S. Federal Reserve Board “walked back” from its previous more hawkish interest rate projections and, as a result, the U.S. dollar declined dramatically during the first four months of 2016. This took the pressure off some of the weaker emerging markets currencies, which saw impressive rallies.
It appears that many emerging markets investors rushed to sell popular investments in India and China to return to more globally cyclical driven markets, companies that have benefited from the rebound in commodities, and higher beta currencies. This caused significant performance idiosyncrasy between countries in the emerging markets complex this quarter.
Stock selection in financials and consumer discretionary aided the Sleeve’s relative performance. Allocation to energy, materials and health care sectors had the greatest negative impact on performance. While exposure to Peru and Turkey had a positive impact on relative performance, overweight China exposure detracted most from performance, followed by Russia and India.
The three holdings that had the greatest positive impact on the Sleeve were: BB Seguridade Participações S/A, Creditcorp Ltd. and Yes Bank Limited. The three holdings that had the greatest negative impact were: Wasion Group Holdings Limited, CAR Inc., and Boer Power Holdings Limited.
Current Strategy & Outlook: Delaware Sleeve — We expect emerging markets to remain volatile, yet our long-term positive view remains intact. While economic growth may continue to face near-term headwinds, we believe that monetary and fiscal policies, coupled with government reform measures, should provide support. With respect to China, we continue to believe that the economy will muddle through, supported by structural growth in consumption, improvement in living standards, and selective policy support from the government.
Despite a challenging macroeconomic backdrop, we believe that there are pockets of opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we expect to benefit from long-term changes in how people in emerging markets live and work. Sectors we currently favor include technology and telecom.
JPMorgan Sleeve — The path of the dollar remains, in our opinion, the most important determinant of emerging market equities’ relative performance in the short term. If levels reached near the end of 2015 prove to be the highs, we believe the positive effect on commodity prices and earnings would likely take emerging market equities higher. A quieter U.S. dollar would also reduce the need for the Peoples’ Bank of China to intervene in the currency market and reduce the risk of market disruption. We would not be surprised if such improved sentiment took valuations higher, at about 1.6 times book value, implying significant upside from here.
Van Eck Sleeve — Experience informs us that the current kind of environment rarely persists for more than a quarter or two before rational fundamentals reassert themselves and investments in quality companies with genuinely sustainable operating profitability and attractive valuations reassert their leadership.
In general, we see valuations for our focus list companies, after the recent rally, as fair, without being materially cheap. We are now seeing, as expected, some better economic numbers out of China, which is a notable bright spot. In addition, since the growth of the Sleeve is structural in nature and, therefore, in our opinion quite reliable, as such, it may compound over the course of time, with little of the cyclical risk associated with the world and market volatility we live with today.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
7

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2016 (as a percentage of net assets)

United Kingdom	20.9%
Japan	19.4%
France	6.3%
Switzerland	6.1%
Netherlands	4.9%
Sweden	4.5%
Germany	4.5%
Australia	3.5%
United States	3.2%
Denmark	2.3%
Countries between 0.0% – 2.2%^	20.9%
Assets in Excess of Other Liabilities*	3.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 26 countries, which each represents 0.0% – 2.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity” or the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), J.P. Morgan Investment Management Inc. (“JPMorgan”), and T. Rowe Price Associates, Inc. (“TRPA”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Moritz Sitte, CFA, and Tom Walsh, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Gerd Woort-Menker, CFA, Portfolio Manager of the Sleeve that is managed by JPMorgan; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, and John R. Reinsberg, Portfolio Managers of the Sleeve that is managed by Lazard; and Richard N. Clattenburg, CFA, Portfolio Manager of the Sleeve that is managed by TRPA.
Performance: For the six-month period ended April 30, 2016, the Fund’s Class I shares provided a total return of  -2.58% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-US)IndexSM (“MSCI ACWI ex-USSM”), which returned -3.07% and -1.75%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 229 basis points (2.29%) for the six-month period ended April 30, 2016. Outperformance was due to strong stock selection, especially in the health care, industrials and consumer staples sectors. One of the top contributors to performance was Cochlear, the Australian hearing implants manufacturer, which benefited from strong first half results released in February. Cochlear is now placing more emphasis on the commercial side of its operations, and the opportunity for recurring revenues from its existing customers. Global penetration for implanted hearing aids is low, and we believe this significant unmet need should continue to underpin Cochlear’s growth for many years to come.
German sportswear group Adidas also contributed to performance. After a couple of difficult years the business released positive results, highlighting double digit sales growth and stable profit margins. It also announced the appointment of new CEO Kasper Rorsted, which was well received by the market. Current momentum of the core Adidas franchise, encouraging early indications for the year ahead and confirmation of new and highly respected senior management appointments give us cause for continued optimism.
Top Ten Holdings as of April 30, 2016 (as a percentage of net assets)

Royal Dutch Shell PLC – Class A	1.8%
Novartis AG	1.5%
British American Tobacco PLC	1.5%
Bayer AG	1.5%
Anheuser-Busch InBev Worldwide, Inc.	1.4%
Shire PLC	1.4%
Prudential PLC	1.4%
Daiwa House Industry Co., Ltd.	1.3%
Total S.A.	1.2%
Lloyds Banking Group Plc	1.2%
Portfolio holdings are subject to change daily.
Among the largest detractors from performance was Hargreaves Lansdown, the UK investment savings platform. Hargreaves’ revenues and profits tend to move with asset prices over the short term and have therefore suffered on the back of market weakness. Operationally the company continues to take market share, increasing its dominant position and this scale allows it to offer a range of products at competitive fees. Additionally, regulatory changes and an ageing population in the UK should lead to growth in retail savings and Hargreaves is well placed to benefit from this.
Lazard Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 115 basis points (1.15%) for the six-month period ended April 30, 2016, driven by stock selection. Stock selection in the consumer discretionary sector was especially strong, as shares of Dutch business information services provider Wolters Kluwer performed well on accelerating growth, while shares of British competitor Informa rose on strong earnings and a commitment to increase the company’s dividend. Shares of Japan Tobacco surged as the Ministry of Finance approved a price increase of Mevius, its main domestic brand. Elsewhere in Japan, shares of shoe retailer ABC Mart rose on revenue that is growing faster than expectations, as well as an increasing dividend, while shares of Japanese mobile telecom company KDDI rose, as investors expect higher revenues and on reduced promotional costs. Lastly, the Sleeve benefited from its allocation to emerging markets as shares of BB Seguridade, Taiwan Semiconductor, and Turkcell all rebounded from depressed levels.
In contrast, stock selection in the health care sector detracted from relative returns. Shares of Swiss pharmaceutical company Novartis declined as revenue decreased in their eye care unit, Alcon, while shares of British pharmaceutical company Shire declined on deal skepticism and arbitrage selling of Shire versus Baxalta. Additionally, the Sleeve’s health care holdings were under pressure by overall sector weakness driven in-part by rising political concerns around drug pricing in the U.S. Stock selection in the energy sector was also a detractor, as shares of Canadian exploration and production company Encana (which was sold during the period) declined on the falling price of oil. Lastly, low exposure to the strong performing materials sector hurt the Sleeve’s relative returns.
JPMorgan Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 256 basis points (2.56%) for the six-month period ended April 30, 2016, primarily driven by stock selection, particularly in financials.
Mitsubishi UFJ Financial Group, the Japanese bank, was a poor performer. Japanese banks in general struggled after the Bank of Japan announced it would impose negative interest rates on excess reserves as part of an effort to spur credit growth. Many fear that the move will put additional pressure on bank interest margins. However, the stock remains attractive and relative to some of its peers, MUFJ has greater exposure to overseas markets, which should provide some degree of insulation from the new interest rate regime.

8

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

At the individual stock level, Nokia, the Finnish telecommunication services manufacturer, was a poor performer. Shares fell sharply after an arbitration award from a patent dispute with Samsung Electronics fell short of market expectations. Since selling its mobile division to Microsoft in 2013, Nokia has focused on growing its network business and managing its extensive portfolio of patents. In its network business, the company recently acquired Alcatel-Lucent but the acquisition comes when wireless carriers appear to be scaling back capital expenditures. Longer-term, the Alcatel-Lucent deal should generate significant synergies, allowing Nokia to compete more effectively against Ericsson and Huawei.
On the upside, Itau Unibanco, the Brazilian bank, rallied significantly in the period. The rally in Brazilian bank stocks (and risk assets broadly) was substantial in the first quarter. The prospects of meaningful political change that can drive economic policies to improve fiscal sustainability and, ultimately, economic growth are supportive of risk assets. We believe Itau has been the most proactive Brazilian bank in adjusting its operations to the more challenging business environment in recent years through cost reductions, opportunistic acquisitions, expanding fee businesses and de-risking its loan portfolio.
TRPA Sleeve — The Sleeve outperformed the MSCI ACWI ex-USSM by approximately 4 basis points (0.04%) for the six-month period ended April 30, 2016. At the sector level, stock selection in information technology contributed the most to relative returns. Hexagon is a Sweden-based precision measurement and visualization technology firm. Shares rose over the period as the firm has consistently executed despite the modest economic recovery in Europe. Most recently, the firm reported strong fourth-quarter results, driven by solid revenue and sales growth and margin expansion. We think the firm has durable structural demand drivers that will help fuel organic growth over the long term. Consumer staples names also boosted relative results. Shares of Japan Tobacco gained ground after the firm announced it would be requesting permission to raise prices on its popular Japanese brand Mevius, which accounts for over half of the company’s domestic volumes. Japan Tobacco is a core holding in the Sleeve, as we believe there is a long runway for growth due to its traditionally low-price business model and strategic exposure to key markets such as Russia. Conversely, holdings in the industrials and business services sector hampered relative performance. Shares of UK business process outsourcing firm Capita traded down after the company reported mixed results for fiscal year 2015. We are impressed by the company’s high-quality, stable business, where it has a strong track record of winning bids, no major contracts expiring for the next few years, and a robust pipeline.
At the regional level, stock selection in Japan supported relative returns, while developed European names proved detrimental.
Current Strategy and Outlook: Baillie Gifford Sleeve — Our investment strategy has not changed. We continue to look for high quality growing businesses and let them grow by avoiding high levels of trading. This often involves not trading around short-term uncertainties and we continue to think this long-term, low turnover approach is the best way to maximize investment returns over the next several years. While the last six months as a whole have been lackluster for international equity market returns, we continue to find what we believe are exciting opportunities to invest in. Demographic developments, regulatory change, and innovation in technology across many industries continue to create interesting prospects for investment.
Lazard Sleeve — Recent recoveries in commodity prices, and the weakening of the U.S. dollar, are providing some relief to beleaguered credit markets and to many emerging markets countries. However, growth remains challenged in developed markets and still fragile in emerging markets, while credit has continued to grow to worrisome proportions. Consumers broadly look better positioned in developed markets and there are a few signs of labor tightness in the U.S. and Japan. We believe many areas within technology and health care also continue to be strong. Generally, corporates remain in a healthy condition, but profit forecasts, and in some cases margins, are under pressure in a number of areas. Credit is also showing signs of deterioration, raising the cost of capital. Many share prices today still appear dependent on both some level of economic recovery, and a continuation of currently very low interest rates. We believe this is dangerous, as over the medium term it is an unlikely combination.
The portfolio team continues to focus on stock selection, seeking to find stocks with sustainably high or improving returns trading at what we believe are attractive valuations.
JPMorgan Sleeve — We believe the Eurozone continues to show decent momentum. Boosted in large part by the European Central Bank’s actions, Eurozone gross domestic product growth accelerated to a 2.2% annualized rate in the first quarter. Gains, however, continue to be “spotty,” with Germany doing well while other countries, like France, continue to struggle. Japan remains a trouble spot. Despite the Bank of Japan’s unprecedented actions, growth has stalled and consumer spending remains weak. Equity markets and the economy itself remain dependent on the ability of policymakers to keep the yen weak.
TRPA Sleeve — Volatility continues to pervade international equity markets. However, we believe both earnings and growth will remain positive, albeit modest, but that even this view will end up being better than the muted expectations embedded in stock prices. Britain’s potential exit from the European Union has become a leading topic among international investors, and we think there remains significant uncertainty surrounding the outcome of the June referendum. However, we are maintaining a balance between domestic and export companies within Britain in the Sleeve. As bottom-up stock pickers, we remain focused on finding the best stocks of companies we think will continue to post durable growth over the coming years.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
9

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2016*	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2016*
Voya Global Equity Dividend Fund
Class A	$1,000.00	$985.20	1.25%	$6.17	$1,000.00	$1,018.65	1.25%	$6.27
Class B	1,000.00	981.50	2.00	9.85	1,000.00	1,014.92	2.00	10.02
Class C	1,000.00	982.30	2.00	9.86	1,000.00	1,014.92	2.00	10.02
Class I	1,000.00	987.30	1.00	4.94	1,000.00	1,019.89	1.00	5.02
Class O	1,000.00	986.00	1.25	6.17	1,000.00	1,018.65	1.25	6.27
Class W	1,000.00	987.00	1.00	4.94	1,000.00	1,019.89	1.00	5.02
Voya International Core Fund
Class I	$1,000.00	$963.80	0.95%	$4.64	$1,000.00	$1,020.14	0.95%	$4.77
Class W	1,000.00	963.70	0.95	4.64	1,000.00	1,020.14	0.95	4.77
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$985.40	1.59%	$7.85	$1,000.00	$1,016.96	1.59%	$7.97
Class B	1,000.00	981.70	2.34	11.53	1,000.00	1,013.23	2.34	11.71
Class C	1,000.00	982.60	2.34	11.53	1,000.00	1,013.23	2.34	11.71
Class I	1,000.00	988.00	1.24	6.13	1,000.00	1,018.70	1.24	6.22
Class R	1,000.00	983.80	1.84	9.08	1,000.00	1,015.71	1.84	9.22
Class W	1,000.00	987.70	1.34	6.62	1,000.00	1,018.20	1.34	6.72
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$974.20	0.95%	$4.66	$1,000.00	$1,020.14	0.95%	$4.77

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

10

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2016 (Unaudited)

	Voya Global Equity Dividend Fund	Voya International Core Fund	Voya Multi-Manager Emerging Markets Equity Fund
ASSETS:
Investments in securities at fair value*	$79,183,120	$325,771,701	$212,993,392
Short-term investments at fair value**	—	8,260,823	1,534,748
Total investments at fair value	$79,183,120	$334,032,524	$214,528,140
Cash	3,177,687	—	8,492,100
Foreign currencies at value***	122,104	1,127,720	3,595,099
Receivables:
Investment securities sold	536,044	3,893,019	12,455,930
Fund shares sold	1,118	5,332,706	10,293,718
Dividends	214,393	1,069,884	241,166
Foreign tax reclaims	128,686	548,677	1,069
Prepaid expenses	29,877	16,306	39,068
Reimbursement due from manager	14,851	28,194	28,215
Other assets	9,616	4,555	5,565
Total assets	83,417,496	346,053,585	249,680,070
LIABILITIES:
Payable for investment securities purchased	127,190	5,000,905	1,604,105
Payable for fund shares redeemed	49,976	1,810,921	26,480,868
Payable for investment management fees	54,294	252,559	213,265
Payable for distribution and shareholder service fees	29,362	—	8,202
Payable to trustees under the deferred compensation plan (Note 6)	9,616	4,555	5,565
Payable for trustee fees	413	1,643	1,183
Other accrued expenses and liabilities	138,971	156,841	245,839
Total liabilities	409,822	7,227,424	28,559,027
NET ASSETS	$83,007,674	$338,826,161	$221,121,043
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$155,346,324	$348,751,581	$308,965,373
Undistributed net investment income	131,860	1,901,845	109,383
Accumulated net realized loss	(68,061,307)	(13,604,130)	(73,248,359)
Net unrealized appreciation (depreciation)	(4,409,203)	1,776,865	(14,705,354)
NET ASSETS	$83,007,674	$338,826,161	$221,121,043
* Cost of investments in securities	$83,598,132	$324,011,414	$227,720,926
** Cost of short-term investments	$—	$8,260,823	$1,534,748
*** Cost of foreign currencies	$120,196	$1,127,720	$3,593,687
See Accompanying Notes to Financial Statements
11

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2016 (Unaudited) (continued)

	Voya Global Equity Dividend Fund	Voya International Core Fund	Voya Multi-Manager Emerging Markets Equity Fund
Class A
Net assets	$36,596,902	n/a	$23,219,314
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	2,945,482	n/a	2,553,526
Net asset value and redemption price per share†	$12.42	n/a	$9.09
Maximum offering price per share (5.75%)(1)	$13.18	n/a	$9.64
Class B
Net assets	$338,395	n/a	$85,442
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	27,227	n/a	9,377
Net asset value and redemption price per share†	$12.43	n/a	$9.11
Class C
Net assets	$23,312,123	n/a	$4,087,893
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	1,887,880	n/a	450,766
Net asset value and redemption price per share†	$12.35	n/a	$9.07
Class I
Net assets	$8,986,471	$316,002,519	$168,955,817
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	722,355	35,119,188	18,546,844
Net asset value and redemption price per share	$12.44	$9.00	$9.11
Class O
Net assets	$12,709,547	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	1,024,951	n/a	n/a
Net asset value and redemption price per share	$12.40	n/a	n/a
Class R
Net assets	n/a	n/a	$64,978
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	7,117
Net asset value and redemption price per share	n/a	n/a	$9.13
Class W
Net assets	$1,064,236	$22,823,642	$24,707,599
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	77,332	2,537,219	2,715,824
Net asset value and redemption price per share	$13.76	$9.00	$9.10

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
12

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2016 (Unaudited)

Voya Multi-Manager International Equity Fund
ASSETS:
Investments in securities at fair value+*	$511,474,332
Short-term investments at fair value**	15,894,800
Total investments at fair value	$527,369,132
Cash	4,986,061
Receivables:
Investment securities sold	1,010,352
Fund shares sold	11,749,819
Dividends	2,598,139
Foreign tax reclaims	801,709
Unrealized appreciation on forward foreign currency contracts	811,062
Prepaid expenses	4,668
Other assets	5,006
Total assets	549,335,948
LIABILITIES:
Payable for investment securities purchased	1,875,633
Payable for fund shares redeemed	5,994,795
Payable upon receipt of securities loaned	10,344,438
Unrealized depreciation on forward foreign currency contracts	678,292
Payable for investment management fees	363,520
Payable to custodian due to foreign currency overdraft***	68,562
Payable to trustees under the deferred compensation plan (Note 6)	5,006
Payable for trustee fees	2,546
Other accrued expenses and liabilities	162,922
Total liabilities	19,495,714
NET ASSETS	$529,840,234
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$539,395,823
Undistributed net investment income	4,203,603
Accumulated net realized loss	(19,664,502)
Net unrealized appreciation	5,905,310
NET ASSETS	$529,840,234
+ Including securities loaned at value	$9,723,150
* Cost of investments in securities	$505,749,555
** Cost of short-term investments	$15,894,800
*** Cost of foreign currency overdraft	$68,337
Class I
Net assets	$529,840,234
Shares authorized	unlimited
Par value	$—
Shares outstanding	51,183,498
Net asset value and redemption price per share	$10.35
See Accompanying Notes to Financial Statements
13

STATEMENTS OF OPERATIONS for the six months ended April 30, 2016 (Unaudited)

	Voya Global Equity Dividend Fund	Voya International Core Fund	Voya Multi-Manager Emerging Markets Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,448,263	$3,469,625	$1,949,010
Securities lending income, net	13,311	—	1,238
Total investment income	1,461,574	3,469,625	1,950,248
EXPENSES:
Investment management fees	328,820	1,388,723	1,293,750
Distribution and shareholder service fees:
Class A	45,509	—	28,355
Class B	2,146	—	453
Class C	116,112	—	19,977
Class O	15,481	—	—
Class R	—	—	70
Transfer agent fees:
Class A	44,726	—	37,377
Class B	535	—	148
Class C	28,538	—	6,583
Class I	3,677	1,784	13,178
Class O	15,200	—	—
Class R	—	—	51
Class W	1,310	38,233	36,733
Shareholder reporting expense	11,460	14,196	12,954
Registration fees	29,331	18,768	38,213
Professional fees	14,955	42,402	38,213
Custody and accounting expense	29,685	93,040	166,115
Trustee fees	1,240	4,928	3,548
Miscellaneous expense	5,267	9,867	9,205
Interest expense	—	—	775
Total expenses	693,992	1,611,941	1,705,698
Net waived and reimbursed fees	(103,060)	(57,490)	(169,436)
Brokerage commission recapture	—	(962)	(1,172)
Net expenses	590,932	1,553,489	1,535,090
Net investment income	870,642	1,916,136	415,158
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	627,458	(12,469,815)	(18,239,725)
Foreign currency related transactions	(13,855)	(45,258)	44,475
Futures	—	—	(230,646)
Net realized gain (loss)	613,603	(12,515,073)	(18,425,896)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Peruvian capital gains tax accrued#)	(3,078,315)	(1,852,878)	13,924,963
Foreign currency related transactions	17,148	91,183	15,944
Net change in unrealized appreciation (depreciation)	(3,061,167)	(1,761,695)	13,940,907
Net realized and unrealized loss	(2,447,564)	(14,276,768)	(4,484,989)
Decrease in net assets resulting from operations	$(1,576,922)	$(12,360,632)	$(4,069,831)
* Foreign taxes withheld	$74,329	$365,083	$260,058
^ Foreign taxes on sale of Indian investments	$—	$—	$53,344
# Foreign taxes accrued on Peruvian investments	$—	$—	$78,863
See Accompanying Notes to Financial Statements
14

STATEMENTS OF OPERATIONS for the six months ended April 30, 2016 (Unaudited)

Voya Multi-Manager International Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,512,287
Securities lending income, net	56,185
Total investment income	6,568,472
EXPENSES:
Investment management fees	2,152,326
Transfer agent fees	830
Shareholder reporting expense	5,824
Registration fees	389
Professional fees	50,232
Custody and accounting expense	232,958
Trustee fees	7,638
Miscellaneous expense	15,550
Total expenses	2,465,747
Net waived and reimbursed fees	(46,077)
Brokerage commission recapture	(1,876)
Net expenses	2,417,794
Net investment income	4,150,678
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(14,096,327)
Foreign currency related transactions	185,992
Futures	(60,931)
Net realized loss	(13,971,266)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,621,159)
Foreign currency related transactions	421,812
Net change in unrealized appreciation (depreciation)	(3,199,347)
Net realized and unrealized loss	(17,170,613)
Decrease in net assets resulting from operations	$(13,019,935)
* Foreign taxes withheld	$639,338
See Accompanying Notes to Financial Statements
15

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Global Equity Dividend Fund		Voya International Core Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015	Six Months Ended April 30, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$870,642	$1,732,599	$1,916,136	$3,880,098
Net realized gain (loss)	613,603	3,344,291	(12,515,073)	4,976,449
Net change in unrealized appreciation (depreciation)	(3,061,167)	(8,751,273)	(1,761,695)	(7,126,215)
Increase (decrease) in net assets resulting from operations	(1,576,922)	(3,674,383)	(12,360,632)	1,730,332
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(385,664)	(844,744)	—	—
Class B	(2,269)	(17,337)	—	—
Class C	(160,226)	(337,762)	—	—
Class I	(104,722)	(195,571)	(3,515,445)	(2,203,559)
Class O	(133,042)	(288,088)	—	—
Class W	(11,331)	(24,827)	(231,600)	(269,255)
Net realized gains:
Class I	—	—	(4,791,020)	(33,618,638)
Class W	—	—	(321,200)	(4,107,886)
Total distributions	(797,254)	(1,708,329)	(8,859,265)	(40,199,338)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,487,625	7,705,402	35,818,662	157,048,950
Proceeds from shares issued in merger (Note 13)	—	34,758,316	—	—
Reinvestment of distributions	541,614	1,162,012	8,859,265	40,199,338
	3,029,239	43,625,730	44,677,927	197,248,288
Cost of shares redeemed	(8,036,479)	(20,164,587)	(36,727,739)	(98,308,725)
Net increase (decrease) in net assets resulting from capital share transactions	(5,007,240)	23,461,143	7,950,188	98,939,563
Net increase (decrease) in net assets	(7,381,416)	18,078,431	(13,269,709)	60,470,557
NET ASSETS:
Beginning of year or period	90,389,090	72,310,659	352,095,870	291,625,313
End of year or period	$83,007,674	$90,389,090	$338,826,161	$352,095,870
Undistributed net investment income at end of year or period	$131,860	$58,472	$1,901,845	$3,732,754

See Accompanying Notes to Financial Statements
16

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Multi-Manager Emerging Markets Equity Fund		Voya Multi-Manager International Equity Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015	Six Months Ended April 30, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$415,158	$2,689,126	$4,150,678	$6,729,660
Net realized gain (loss)	(18,425,896)	(12,125,117)	(13,971,266)	2,403,184
Net change in unrealized appreciation (depreciation)	13,940,907	(40,266,449)	(3,199,347)	(12,618,706)
Decrease in net assets resulting from operations	(4,069,831)	(49,702,440)	(13,019,935)	(3,485,862)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(266,934)	(343,659)	—	—
Class C	(13,472)	(7,284)	—	—
Class I	(2,955,122)	(2,503,591)	(6,748,942)	(10,676,742)
Class R	—	(189)	—	—
Class W	(300,185)	(452,410)	—	—
Net realized gains:
Class I	—	—	(4,965,924)	(18,302,987)
Total distributions	(3,535,713)	(3,307,133)	(11,714,866)	(28,979,729)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	58,134,704	143,904,488	122,324,987	191,899,761
Reinvestment of distributions	3,511,008	3,276,929	11,714,866	28,979,729
	61,645,712	147,181,417	134,039,853	220,879,490
Cost of shares redeemed	(85,320,402)	(85,379,032)	(118,126,654)	(134,982,452)
Net increase (decrease) in net assets resulting from capital share transactions	(23,674,690)	61,802,385	15,913,199	85,897,038
Net increase (decrease) in net assets	(31,280,234)	8,792,812	(8,821,602)	53,431,447
NET ASSETS:
Beginning of year or period	252,401,277	243,608,465	538,661,836	485,230,389
End of year or period	$221,121,043	$252,401,277	$529,840,234	$538,661,836
Undistributed net investment income at end of year or period	$109,383	$3,229,938	$4,203,603	$6,801,867

See Accompanying Notes to Financial Statements
17

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Dividend Fund
Class A
04-30-16	12.74	0.14•	(0.33)	(0.19)	0.13	—	—	0.13	—	12.42	(1.48)	1.52	1.25	1.25	2.31	36,597	12
10-31-15	13.41	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.74	(2.99)(a)	1.54	1.25	1.25	2.01	40,159	25
10-31-14	12.92	0.37	0.48	0.85	0.36	—	—	0.36	—	13.41	6.60	1.46	1.27	1.27	2.75	29,971	40
10-31-13	10.69	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.92	23.19	1.43	1.36	1.36	1.82	32,036	57
10-31-12	10.05	0.24	0.64	0.88	0.24	—	—	0.24	—	10.69	8.86	1.52	1.42	1.42	2.24	30,217	66
10-31-11	10.31	0.28•	(0.29)	(0.01)	0.25	—	—	0.25	—	10.05	(0.16)	1.42	1.39	1.39	2.67	33,494	83
Class B
04-30-16	12.74	0.09•	(0.33)	(0.24)	0.07	—	—	0.07	—	12.43	(1.85)	2.27	2.00	2.00	1.43	338	12
10-31-15	13.38	0.17•	(0.66)	(0.49)	0.15	—	—	0.15	—	12.74	(3.71)(a)	2.29	2.00	2.00	1.31	700	25
10-31-14	12.90	0.28	0.46	0.74	0.26	—	—	0.26	—	13.38	5.72	2.21	2.02	2.02	2.04	1,648	40
10-31-13	10.66	0.13•	2.24	2.37	0.13	—	—	0.13	—	12.90	22.37	2.18	2.11	2.11	1.09	2,593	57
10-31-12	10.03	0.15•	0.64	0.79	0.16	—	—	0.16	—	10.66	7.95	2.27	2.17	2.17	1.48	4,062	66
10-31-11	10.28	0.20•	(0.29)	(0.09)	0.16	—	—	0.16	—	10.03	(0.86)	2.17	2.14	2.14	1.87	6,108	83
Class C
04-30-16	12.66	0.09•	(0.32)	(0.23)	0.08	—	—	0.08	—	12.35	(1.77)	2.27	2.00	2.00	1.55	23,312	12
10-31-15	13.32	0.17	(0.66)	(0.49)	0.17	—	—	0.17	—	12.66	(3.72)(a)	2.29	2.00	2.00	1.26	25,594	25
10-31-14	12.84	0.27	0.48	0.75	0.27	—	—	0.27	—	13.32	5.78	2.21	2.02	2.02	2.00	18,079	40
10-31-13	10.62	0.13	2.23	2.36	0.14	—	—	0.14	—	12.84	22.35	2.18	2.11	2.11	1.08	19,834	57
10-31-12	10.00	0.16	0.63	0.79	0.17	—	—	0.17	—	10.62	7.92	2.27	2.17	2.17	1.49	18,932	66
10-31-11	10.26	0.20•	(0.29)	(0.09)	0.17	—	—	0.17	—	10.00	(0.91)	2.17	2.14	2.14	1.94	21,985	83
Class I
04-30-16	12.75	0.15•	(0.32)	(0.17)	0.14	—	—	0.14	—	12.44	(1.27)	1.11	1.00	1.00	2.56	8,986	12
10-31-15	13.43	0.30	(0.67)	(0.37)	0.31	—	—	0.31	—	12.75	(2.80)(a)	1.14	1.00	1.00	2.24	9,447	25
10-31-14	12.94	0.39	0.50	0.89	0.40	—	—	0.40	—	13.43	6.85	1.11	1.00	1.00	2.86	5,994	40
10-31-13	10.70	0.25•	2.26	2.51	0.27	—	—	0.27	—	12.94	23.75	1.04	1.01	1.01	2.13	4,313	57
10-31-12	10.06	0.27	0.65	0.92	0.28	—	—	0.28	—	10.70	9.25	1.13	1.03	1.03	2.62	2,929	66
10-31-11	10.32	0.34•	(0.31)	0.03	0.29	—	—	0.29	—	10.06	0.21	1.03	1.00	1.00	3.21	3,261	83
Class O
04-30-16	12.71	0.14•	(0.32)	(0.18)	0.13	—	—	0.13	—	12.40	(1.40)	1.52	1.25	1.25	2.31	12,710	12
10-31-15	13.38	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.71	(3.02)(a)	1.54	1.25	1.25	2.05	13,308	25
10-31-14	12.90	0.37	0.48	0.85	0.37	—	—	0.37	—	13.38	6.54	1.46	1.27	1.27	2.73	15,343	40
10-31-13	10.67	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.90	23.25	1.43	1.36	1.36	1.82	15,313	57
10-31-12	10.03	0.23	0.65	0.88	0.24	—	—	0.24	—	10.67	8.88	1.52	1.42	1.42	2.24	13,618	66
10-31-11	10.29	0.28	(0.29)	(0.01)	0.25	—	—	0.25	—	10.03	(0.16)	1.42	1.39	1.39	2.68	13,358	83
See Accompanying Notes to Financial Statements
18

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Dividend Fund (continued)
Class W
04-30-16	14.09	0.17•	(0.36)	(0.19)	0.14	—	—	0.14	—	13.76	(1.30)	1.27	1.00	1.00	2.55	1,064	12
10-31-15	14.80	0.34	(0.75)	(0.41)	0.30	—	—	0.30	—	14.09	(2.76)(a)	1.29	1.00	1.00	2.29	1,181	25
10-31-14	14.23	0.44	0.53	0.97	0.40	—	—	0.40	—	14.80	6.81	1.21	1.02	1.02	3.00	1,275	40
10-31-13	11.74	0.27•	2.47	2.74	0.25	—	—	0.25	—	14.23	23.60	1.18	1.11	1.11	2.07	1,199	57
10-31-12	11.01	0.29•	0.70	0.99	0.26	—	—	0.26	—	11.74	9.11	1.27	1.17	1.17	2.53	1,196	66
10-31-11	11.26	0.23•	(0.23)	0.00*	0.25	—	—	0.25	—	11.01	0.00	1.17	1.14	1.14	1.98	1,792	83
Voya International Core Fund
Class I
04-30-16	9.59	0.05•	(0.40)	(0.35)	0.10	0.14	—	0.24	—	9.00	(3.62)	0.96	0.95	0.95	1.17	316,003	46
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	0.97	0.95	0.95	1.20	330,601	85
10-31-14	11.10	0.11•	0.07	0.18	0.25	0.03	—	0.28	—	11.00	1.68	1.04	0.95	0.95	1.00	261,963	93
10-31-13	9.35	0.15•	1.73	1.88	0.13	—	—	0.13	—	11.10	20.36	0.98	0.95	0.95	1.46	395,204	100
10-31-12	8.83	0.12	0.48	0.60	0.08	—	—	0.08	—	9.35	6.92	1.00	0.95	0.95	1.46	405,163	71
02-08-11(4) - 10-31-11	10.00	0.11•	(1.28)	(1.17)	—	—	—	—	—	8.83	(11.70)	1.00	0.95	0.95	1.56	349,613	57
Class W
04-30-16	9.59	0.05•	(0.40)	(0.35)	0.10	0.14	—	0.24	—	9.00	(3.63)	1.33	0.95	0.95	1.21	22,824	46
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	1.10	0.95	0.95	1.26	21,495	85
10-31-14	11.09	0.12•	0.07	0.19	0.25	0.03	—	0.28	—	11.00	1.77	1.04	0.95	0.95	1.06	29,662	93
10-31-13	9.35	0.15•	1.72	1.87	0.13	—	—	0.13	—	11.09	20.25	0.98	0.95	0.95	1.44	14,343	100
08-07-12(4) - 10-31-12	9.08	0.01•	0.26	0.27	—	—	—	—	—	9.35	2.97	1.00	0.95	0.95	0.53	4,967	71
Voya Multi-Manager Emerging Markets Equity Fund
Class A
04-30-16	9.33	0.01	(0.15)	(0.14)	0.10	—	—	0.10	—	9.09	(1.46)	1.91	1.59	1.59	0.06	23,219	21
10-31-15	11.55	0.09	(2.19)	(2.10)	0.12	—	—	0.12	—	9.33	(18.30)(b)	1.82	1.60	1.60	0.78	25,071	74
10-31-14	11.76	0.12	(0.24)	(0.12)	0.09	—	—	0.09	—	11.55	(1.00)	1.83	1.60	1.60	0.91	35,004	68
10-31-13	10.75	0.09•	1.08	1.17	0.01	0.15	—	0.16	—	11.76	10.97	1.75	1.60	1.60	0.78	41,699	45
10-31-12	10.74	0.11•	0.06	0.17	0.11	0.05	—	0.16	—	10.75	1.66	1.77	1.50	1.50	1.05	53,278	84
10-11-11(4) - 10-31-11	10.00	(0.00)*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.77	1.50	1.50	(0.99)	21	1
Class B
04-30-16	9.28	(0.03)•	(0.14)	(0.17)	—	—	—	—	—	9.11	(1.83)	2.66	2.34	2.34	(0.71)	85	21
10-31-15	11.44	(0.02)•	(2.14)	(2.16)	—	—	—	—	—	9.28	(18.88)(b)	2.57	2.35	2.35	(0.17)	120	74
10-31-14	11.65	0.00*•	(0.21)	(0.21)	—	—	—	—	—	11.44	(1.80)	2.58	2.35	2.35	0.01	497	68
10-31-13	10.72	0.01	1.07	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.03	888	45
07-20-12(4) - 10-31-12	10.04	0.01	0.67	0.68	—	—	—	—	—	10.72	6.77	2.52	2.25	2.25	0.27	1,145	84
See Accompanying Notes to Financial Statements
19

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class C
04-30-16	9.26	(0.03)•	(0.13)	(0.16)	0.03	—	—	0.03	—	9.07	(1.74)	2.66	2.34	2.34	(0.69)	4,088	21
10-31-15	11.44	0.00*•	(2.17)	(2.17)	0.01	—	—	0.01	—	9.26	(18.96)(b)	2.57	2.35	2.35	0.02	4,420	74
10-31-14	11.65	0.02•	(0.23)	(0.21)	0.00*	—	—	0.00*	—	11.44	(1.77)	2.58	2.35	2.35	0.15	6,884	68
10-31-13	10.72	0.02	1.06	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.11	8,112	45
10-31-12	10.73	0.03•	0.07	0.10	0.06	0.05	—	0.11	—	10.72	0.99	2.52	2.25	2.25	0.31	8,664	84
10-11-11(4) - 10-31-11	10.00	(0.00)*	0.73	0.73	—	—	—	—	—	10.73	7.30	2.52	2.25	2.25	(0.28)	3	1
Class I
04-30-16	9.36	0.02•	(0.14)	(0.12)	0.13	—	—	0.13	—	9.11	(1.20)	1.34	1.24	1.24	0.41	168,956	21
10-31-15	11.61	0.12•	(2.20)	(2.08)	0.17	—	—	0.17	—	9.36	(18.06)(b)	1.34	1.25	1.25	1.14	199,847	74
10-31-14	11.82	0.15	(0.23)	(0.08)	0.13	—	—	0.13	—	11.61	(0.64)	1.30	1.25	1.25	1.22	169,635	68
10-31-13	10.78	0.14	1.07	1.21	0.02	0.15	—	0.17	—	11.82	11.29	1.30	1.25	1.25	1.27	176,423	45
10-31-12	10.74	0.12•	0.09	0.21	0.12	0.05	—	0.17	—	10.78	2.07	1.52	1.25	1.25	1.14	162,830	84
10-11-11(4) - 10-31-11	10.00	0.00*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.52	1.25	1.25	0.62	90,224	1
Class R
04-30-16	9.28	0.01•	(0.16)	(0.15)	—	—	—	—	—	9.13	(1.62)	2.16	1.84	1.84	0.21	65	21
10-31-15	11.48	0.06•	(2.17)	(2.11)	0.09	—	—	0.09	—	9.28	(18.49)(b)	2.07	1.85	1.85	0.60	6	74
10-31-14	11.75	0.08	(0.23)	(0.15)	0.12	—	—	0.12	—	11.48	(1.25)	2.08	1.85	1.85	0.73	29	68
10-31-13	10.75	0.04•	1.11	1.15	—	0.15	—	0.15	—	11.75	10.76	2.00	1.85	1.85	0.40	25	45
10-31-12	10.74	0.10	0.04	0.14	0.08	0.05	—	0.13	—	10.75	1.43	2.02	1.75	1.75	0.90	3	84
10-11-11(4) - 10-31-11	10.00	0.00*	0.74	0.74	—	—	—	—	—	10.74	7.40	2.02	1.75	1.75	0.23	3	1
Class W
04-30-16	9.34	0.01•	(0.13)	(0.12)	0.12	—	—	0.12	—	9.10	(1.23)	1.66	1.34	1.34	0.34	24,708	21
10-31-15	11.58	0.12•	(2.20)	(2.08)	0.16	—	—	0.16	—	9.34	(18.09)(b)	1.57	1.35	1.35	1.16	22,938	74
10-31-14	11.80	0.16•	(0.25)	(0.09)	0.13	—	—	0.13	—	11.58	(0.76)	1.58	1.35	1.35	1.36	31,560	68
10-31-13	10.77	0.15•	1.05	1.20	0.02	0.15	—	0.17	—	11.80	11.21	1.50	1.35	1.35	1.35	16,021	45
10-31-12	10.74	0.18•	0.02	0.20	0.12	0.05	—	0.17	—	10.77	1.98	1.52	1.25	1.25	1.68	7,759	84
10-11-11(4) - 10-31-11	10.00	0.00*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.52	1.25	1.25	0.69	3	1
See Accompanying Notes to Financial Statements
20

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Equity Fund
Class I
04-30-16	10.87	0.08•	(0.36)	(0.28)	0.14	0.10	—	0.24	—	10.35	(2.58)	0.97	0.95	0.95	1.64	529,840	18
10-31-15	11.67	0.15	(0.24)	(0.09)	0.26	0.45	—	0.71	—	10.87	(0.45)	0.98	0.96	0.96	1.34	538,662	66
10-31-14	11.88	0.26•	(0.34)	(0.08)	0.12	0.01	—	0.13	—	11.67	(0.61)	0.99	0.97	0.97	2.18	485,230	45
10-31-13	9.87	0.10•	2.08	2.18	0.17	—	—	0.17	—	11.88	22.35	0.98	1.00	1.00	0.95	338,673	48
10-31-12	9.30	0.15	0.61	0.76	0.15	0.04	—	0.19	—	9.87	8.46	1.02	0.99	0.99	1.77	164,602	42
01-06-11(4) - 10-31-11	10.00	0.15	(0.85)	(0.70)	—	—	—	—	—	9.30	(7.00)	1.07	0.99	0.99	1.91	150,232	33

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global Equity Dividend’s total return would have been (3.88)%, (4.57)%, (4.59)%, (3.67)%, (3.89)% and (3.62)% for Classes A, B, C, I, O and W, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Multi-Manager Emerging Markets Equity’s total return would have been (18.57)%, (19.15)%, (19.23)%, (18.33)%, (18.76)% and (18.36)% for Classes A, B, C, I, R and W, respectively.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
21

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Mutual Funds (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are thirteen separate active investment series, four of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Equity Dividend Fund (“Global Equity Dividend”), Voya International Core Fund (“International Core”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”) and Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid

22

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains

23

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the period ended April 30, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the

24

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels,

25

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of April 30, 2016, the maximum amount of loss that Multi-Manager International Equity would incur if the counterparty to its derivative transactions failed to perform would be $811,062 which represents the unrealized appreciation on forward foreign currency contracts. No cash collateral was pledged by any counterparty to the Fund as of April 30, 2016.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
Multi-Manager International Equity had a liability position of  $678,292 on forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2016, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not post any cash collateral as of April 30, 2016.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the period ended April 30, 2016, Multi-Manager International Equity had an average contract amount on forward foreign currency contracts to buy and sell of $69,939,381 and $23,035,410, respectively. Multi-Manager International Equity used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at April 30, 2016 for Multi-Manager International Equity.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2016, Multi-Manager Emerging Markets Equity and Multi-Manager International Equity had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

26

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the period ended April 30, 2016, Multi-Manager Emerging Markets Equity and Multi-Manager International Equity had an average notional value of  $4,533,346 and $1,649,282, respectively, on futures contracts purchased. There were no open futures contracts for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity at April 30, 2016.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except, Global Equity Dividend, which pays dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

27

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited) (continued)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

	Purchases	Sales
Global Equity Dividend	$9,533,545	$14,308,315
International Core	149,623,163	151,067,177
Multi-Manager Emerging Markets Equity	48,237,410	78,361,271
Multi-Manager International Equity	90,242,536	89,337,000
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Global Equity Dividend	0.80% on the first $500 million; 0.78% on the next $500 million; and 0.76% in excess of $1 billion
International Core	0.85%
Multi-Manager Emerging Markets Equity	1.10%
Multi-Manager International Equity	0.85%
The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity. The waivers were effective in connection with a sub-advisory fee reduction that occurred on July 1, 2015 and July 1, 2013 for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. The waivers are calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended April 30, 2016, the Investment Adviser waived $9,919 and $46,077 in management fees for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. Termination or modification of these obligations requires approval by the Board.
Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, the sub-advisers manage each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows:
Fund	Sub-Adviser
Global Equity Dividend	NNIP Advisors B.V.
International Core	Wellington Management Company LLP
Multi-Manager Emerging Markets Equity	J.P. Morgan Investment Management Inc., Delaware Investments Fund Advisers and Van Eck Associates Corporation
Multi-Manager International Equity	Baillie Gifford Overseas Limited, T. Rowe Price Associates, Inc., Lazard Asset Management LLC and J.P. Morgan Investment Management Inc.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I and Class W, has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class B	Class C	Class O	Class R
Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2016, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Global Equity Dividend	$762	$—
Multi-Manager Emerging Markets Equity	494	—

28

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Contingent Deferred Sales Charges:
Global Equity Dividend	$—	$265
Multi-Manager Emerging Markets Equity	—	55
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At April 30, 2016, the following affiliated investment companies owned more than 5% of the following Funds:
Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	International Core	11.42%
	Multi-Manager Emerging Markets Equity	6.17
	Multi-Manager International Equity	7.29
Voya Solution 2025 Portfolio	International Core	17.13
	Multi-Manager International Equity	10.95
Voya Solution 2035 Portfolio	International Core	19.71
	Multi-Manager Emerging Markets Equity	16.12
	Multi-Manager International Equity	15.97
Voya Solution 2045 Portfolio	International Core	13.94
	Multi-Manager Emerging Markets Equity	11.40
	Multi-Manager International Equity	11.89
Voya Solution Moderately Aggressive Portfolio	International Core	12.82
	Multi-Manager Emerging Markets Equity	6.53
	Multi-Manager International Equity	10.93
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “Plan”), which allows eligible independent trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At April 30, 2016, the below Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expenses	Amount
Global Equity Dividend	Custody	$28,515
	Transfer Agent	75,617
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	0.95%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.35%	N/A	1.85%	1.35%
Multi-Manager International Equity	N/A	N/A	N/A	0.99%	N/A	N/A	N/A

29

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Pursuant to side letter agreements, through March 1, 2017, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend(1)	1.25%	2.00%	2.00%	1.00%	1.25%	N/A	1.00%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.25%	N/A	1.85%	1.35%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of April 30, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	April 30,
	2017	2018	2019	Total
International Core	$342,599	$53,425	$85,422	$481,446
Multi-Manager Emerging Markets Equity	125,841	146,199	235,007	507,047
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2016, are as follows:
	April 30,
	2017	2018	2019	Total
International Core
Class W	$—	$22,896	$55,222	$78,118
Multi-Manager Emerging Markets Equity
Class A	43,312	64,414	42,441	150,167
Class B	858	855	177	1,890
Class C	8,007	12,378	7,536	27,921
Class R	22	50	43	115
Class W	18,207	55,555	47,745	121,507
The expense limitation agreements are contractual through March 1, 2017 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended April 30, 2016:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Emerging Markets Equity	11	$1,881,364	1.37%

30

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Equity Dividend
Class A
4/30/2016	62,445	—	28,246	(297,925)	(207,234)	741,589	—	343,209	(3,620,391)	(2,535,593)
10/31/2015	278,201	1,278,434	58,020	(697,228)	917,427	3,683,079	17,312,188	748,003	(9,111,935)	12,631,335
Class B
4/30/2016	66	—	173	(27,973)	(27,734)	795	—	2,098	(342,407)	(339,514)
10/31/2015	151	67,566	1,112	(137,014)	(68,185)	1,973	913,885	14,556	(1,807,490)	(877,076)
Class C
4/30/2016	41,115	—	9,621	(184,467)	(133,731)	496,593	—	116,209	(2,178,827)	(1,566,025)
10/31/2015	38,872	1,027,332	18,590	(420,448)	664,346	505,997	13,827,827	239,330	(5,458,975)	9,114,179
Class I
4/30/2016	63,613	—	5,335	(87,287)	(18,339)	751,039	—	64,905	(1,035,628)	(219,684)
10/31/2015	189,618	193,355	9,880	(98,521)	294,332	2,472,809	2,621,890	127,292	(1,281,992)	3,939,999
Class O
4/30/2016	41,496	—	341	(63,622)	(21,785)	497,609	—	4,129	(761,710)	(259,972)
10/31/2015	69,847	—	682	(170,575)	(100,046)	912,183	—	8,782	(2,234,348)	(1,313,383)
Class W
4/30/2016	—	—	822	(7,291)	(6,469)	—	—	11,064	(97,516)	(86,452)
10/31/2015	8,990	5,520	1,685	(18,572)	(2,377)	129,361	82,526	24,049	(269,847)	(33,911)
International Core
Class I
4/30/2016	3,474,794	—	913,803	(3,728,040)	660,557	30,242,084	—	8,306,465	(33,167,134)	5,381,415
10/31/2015	13,845,493	—	3,932,184	(7,135,041)	10,642,636	137,030,098	—	35,822,198	(70,450,828)	102,401,468
Class W
4/30/2016	635,517	—	60,880	(400,405)	295,992	5,576,578	—	552,800	(3,560,605)	2,568,773
10/31/2015	2,052,123	—	480,477	(2,988,411)	(455,811)	20,018,852	—	4,377,140	(27,857,897)	(3,461,905)
Multi-Manager Emerging Markets Equity
Class A
4/30/2016	172,789	—	27,983	(334,069)	(133,297)	1,536,278	—	247,371	(2,950,935)	(1,167,286)
10/31/2015	179,499	—	31,199	(554,842)	(344,144)	1,669,137	—	320,100	(5,561,327)	(3,572,090)
Class B
4/30/2016	—	—	—	(3,540)	(3,540)	—	—	—	(31,027)	(31,027)
10/31/2015	—	—	—	(30,494)	(30,494)	—	—	—	(324,219)	(324,219)
Class C
4/30/2016	8,551	—	1,353	(36,216)	(26,312)	72,370	—	11,973	(304,995)	(220,652)
10/31/2015	8,678	—	623	(133,942)	(124,641)	89,363	—	6,391	(1,352,521)	(1,256,767)
Class I
4/30/2016	5,825,435	—	333,512	(8,954,359)	(2,795,412)	50,326,958	—	2,951,587	(77,778,954)	(24,500,409)
10/31/2015	11,992,054	—	243,250	(5,508,877)	6,726,427	119,332,653	—	2,498,181	(54,660,993)	67,169,841
Class R
4/30/2016	6,679	—	—	(188)	6,491	52,927	—	—	(1,546)	51,381
10/31/2015	412	—	3	(2,283)	(1,868)	4,254	—	26	(23,536)	(19,256)
Class W
4/30/2016	714,862	—	33,945	(487,588)	261,219	6,146,171	—	300,077	(4,252,945)	2,193,303
10/31/2015	2,215,728	—	44,120	(2,530,002)	(270,154)	22,809,081	—	452,231	(23,456,436)	(195,124)
Multi-Manager International Equity
Class I
4/30/2016	12,106,033	—	1,137,366	(11,632,163)	1,611,236	122,324,987	—	11,714,866	(118,126,654)	15,913,199
10/31/2015	17,224,636	—	2,773,180	(11,998,329)	7,999,487	191,899,761	—	28,979,729	(134,982,452)	85,897,038
31

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following table represents a summary of Multi-Manager International Equity’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2016:
Multi-Manager International Equity Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,184,924	$(1,184,924)	$—
Citigroup Global Markets Inc.	163,384	(163,383.62)	—
Citigroup Global Markets Limited	1,343,345	(1,343,345.13)	—
Goldman, Sachs & Co.	214,834	(214,833.57)	—
JP Morgan Clearing Corp	488,652	(488,652.15)	—
JP Morgan Securities, Plc.	23,897	(23,897.28)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,368,388	(1,368,388.39)	—
Morgan Stanley & Co. International PLC	676,116	(676,115.57)	—
Societe Generale	2,801,022	(2,801,022.30)	—
UBS AG	1,458,588	(1,458,587.64)	—
Total	$9,723,150	$(9,723,150)	$—

(1)
Collateral with a fair value of  $10,344,438 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

32

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Global Equity Dividend	$797,254	$—	$1,708,329	$—
International Core	3,747,045	5,112,220	16,237,026	23,962,312
Multi-Manager Emerging Markets Equity	3,535,713	—	3,307,133	—
Multi-Manager International Equity	6,748,942	4,965,924	17,754,239	11,225,490
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Global Equity Dividend	$68,893	$—	$(2,077,222)	$(1,022,172)	Short-term	2016
				(66,923,767)	Short-term	2017
				$(67,945,939)
International Core	3,744,460	5,110,000	2,443,354	—	—	—
Multi-Manager Emerging Markets Equity	3,234,421	—	(30,336,097)	(41,200,730)	Short-term	2016
				(7,567,408)	Short-term	None
				(4,364,089)	Long-term	None
				$(53,132,227)
Multi-Manager International Equity	6,633,572	4,965,596	3,583,331	—	—	—
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2016, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2010.
NOTE 13 — REORGANIZATIONS
On November 21, 2014, Global Equity Dividend (“Acquiring Fund”) acquired all of the assets of, and assumed all the liabilities of Voya Global Opportunities Fund (“Acquired Fund”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on November 6, 2014. The Investment Adviser noted that the Acquiring Fund had superior performance over the 1-year, 3-year, and 5-year periods ended March 31, 2014. In addition, the Adviser noted that the Acquiring Fund had lower gross and net expenses than the Acquired Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on November 1, 2014, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for year ended October 31, 2015, are as follows:
Net investment income	$1,770,638
Net realized and unrealized loss on investments	$(4,990,925)
Net decrease in net assets resulting from operations	$(3,220,287)

33

NOTES TO FINANCIAL STATEMENTS as of APRIL 30, 2016 (Unaudited) (continued)

NOTE 13 — REORGANIZATIONS (continued)

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since November 21, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Fund’s Capital Loss Carryforwards (000s)	Acquired Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$34,758	$72,413	$98,644	$1,680	1.2507
The net assets of the Acquiring Fund after the acquisition were $107,171,010.
NOTE 14 — RESTRUCTURING PLAN
Sub-adviser (Global Equity Dividend)
NNIP Advisors B.V. (“NNIP Advisors”) is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”).
Prior to July 2014, NN Group was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. In connection with the amended Restructuring Plan, ING Groep was required to divest more than 50% of its shares in NN Group before December 31, 2015 and is required to divest the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep has stated its intention to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016. On the 14th of April 2016 ING Groep announced to sell its remaining stake in NN Group. This process has been finalized.
In 2014 in order to ensure that the existing sub-advisory services could continue uninterrupted in case a change of control situation under the 1940 Act would occur related to the divestment of NN Group by ING Groep, the Board approved new sub-advisory agreements for the Fund. Shareholders of the Fund for which NNIP Advisors serves as a Sub-Adviser approved these new investment sub-advisory agreements. This approval also included approval of any future sub-advisory agreements prompted by the divestment of NN Group that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders of the Fund would not have another opportunity to vote on a new agreement with NNIP Advisors even if NNIP Advisors undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.
On November 19, 2015, in anticipation of a change of control that would occur when the ownership interest of ING Groep in NN Group would drop below 25%, the Board, at an in-person meeting, approved new sub-advisory agreements. In January 2016, ING Group further reduced its interest in NN Group below 25% to approximately 16.2% (the “November Offering”). The November Offering was deemed by the Adviser and NNIP Advisors to be a change of control (the “Change of Control”). The new sub-advisory agreements, based on the Board approval of November 2015 and in connection with the Change of Control, became effective on January 8, 2016. At that time, NNIP Advisors represented that no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of NN Group. The terms of the new sub-advisory agreements are not materially different from the prior agreements. As a result, shareholders of the Fund have not been asked to vote again on the new agreements with NNIP Advisors.
NOTE 15 — SUBSEQUENT EVENTS
Line of Credit: Effective May 20, 2016, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

34

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.4%
		Belgium: 0.4%
7,600		Other Securities	$298,657	0.4
		Canada: 3.7%
64,840		Cenovus Energy, Inc.	1,027,869	1.2
50,232		Shaw Communications, Inc. - Class B	929,614	1.1
18,704		Other Securities	1,120,405	1.4
			3,077,888	3.7
		France: 10.5%
31,641		BNP Paribas	1,675,681	2.0
17,429		Casino Guichard Perrachon S.A.	1,037,288	1.3
21,906		Cie de Saint-Gobain	1,003,793	1.2
57,734		Engie SA	952,237	1.1
11,966		Sanofi	986,321	1.2
27,500		Total S.A.	1,389,878	1.7
13,123		Vinci S.A.	980,140	1.2
22,237		Other Securities	690,875	0.8
			8,716,213	10.5
		Germany: 1.7%
56,114		Deutsche Bank AG	1,063,530	1.3
6,800		Other Securities	371,877	0.4
			1,435,407	1.7
		Italy: 4.0%
87,664		Assicurazioni Generali S.p.A.	1,340,354	1.6
55,486		ENI S.p.A.	906,475	1.1
272,100		UniCredit SpA	1,055,212	1.3
			3,302,041	4.0
		Japan: 7.9%
277,500		Mitsubishi UFJ Financial Group, Inc.	1,280,611	1.5
106,300		Nissan Motor Co., Ltd.	943,309	1.1
42,700		Sumitomo Mitsui Financial Group, Inc.	1,284,917	1.6
212,500		Other Securities	3,030,715	3.7
			6,539,552	7.9
		Netherlands: 2.9%
64,941		Royal Dutch Shell PLC	1,715,612	2.1
127,800		Other Securities	721,450	0.8
			2,437,062	2.9
		Singapore: 1.3%
280,600		Other Securities	1,054,883	1.3
		Spain: 1.1%
87,387	@	Telefonica S.A.	955,948	1.1
		Sweden: 1.7%
86,571		Volvo AB - B Shares	1,015,198	1.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Sweden (continued)
12,500		Other Securities	$363,246	0.5
			1,378,444	1.7
		Switzerland: 5.4%
67,075		Credit Suisse Group AG	1,020,778	1.2
13,217		Novartis AG	1,005,844	1.2
3,677		Roche Holding AG	930,315	1.1
54,233		Other Securities	1,547,947	1.9
			4,504,884	5.4
		Taiwan: 1.5%
39,099		Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	922,345	1.1
42,300		Other Securities	299,992	0.4
			1,222,337	1.5
		United Kingdom: 10.4%
435,705		Barclays PLC	1,093,954	1.3
148,172		HSBC Holdings PLC	981,921	1.2
14,675		Imperial Brands PLC	797,930	1.0
181,500		Kingfisher PLC	966,985	1.2
32,601		Rio Tinto PLC	1,093,647	1.3
393,267		Vodafone Group PLC	1,267,047	1.5
336,583		Other Securities	2,413,619	2.9
			8,615,103	10.4
		United States: 42.9%
17,223		AbbVie, Inc.	1,050,603	1.3
30,400	@	ADT Corp.	1,276,192	1.5
6,429		Amgen, Inc.	1,017,711	1.2
9,028		Apple, Inc.	846,285	1.0
10,168		Chevron Corp.	1,038,966	1.3
46,769		Cisco Systems, Inc.	1,285,680	1.6
35,625		Citigroup, Inc.	1,648,725	2.0
21,200		ConAgra Foods, Inc.	944,672	1.1
38,800		EMC Corp.	1,013,068	1.2
11,542		Exxon Mobil Corp.	1,020,313	1.2
37,600		Gap, Inc.	871,568	1.1
41,030		General Electric Co.	1,261,673	1.5
8,943		Johnson & Johnson	1,002,331	1.2
28,500		Mattel, Inc.	886,065	1.1
8,058		McDonald’s Corp.	1,019,256	1.2
30,328		Metlife, Inc.	1,367,793	1.6
22,643		Microsoft Corp.	1,129,206	1.4
52,056		Pfizer, Inc.	1,702,752	2.1
11,732		PNC Financial Services Group, Inc.	1,029,835	1.2

See Accompanying Notes to Financial Statements
35

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2016 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
11,454	Procter & Gamble Co.	$917,694	1.1
52,200	Symantec Corp.	868,869	1.0
14,600	Wal-Mart Stores, Inc.	976,302	1.2
271,705	Other Securities	11,469,142	13.8
		35,644,701	42.9
	Total Common Stock (Cost $83,598,132)	$79,183,120	95.4
	Assets in Excess of Other Liabilities	3,824,554	4.6
	Net Assets	$83,007,674	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $84,612,163.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$5,049,964
Gross Unrealized Depreciation	(10,479,007)
Net Unrealized Depreciation	$(5,429,043)

Sector Diversification	Percentage of Net Assets
Financials	22.6%
Health Care	11.2
Information Technology	10.8
Industrials	10.0
Energy	9.9
Consumer Discretionary	9.6
Consumer Staples	6.5
Materials	6.3
Telecommunication Services	5.1
Utilities	3.4
Assets in Excess of Other Liabilities	4.6
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Common Stock
Belgium	$—	$298,657	$—	$298,657
Canada	3,077,888	—	—	3,077,888
France	—	8,716,213	—	8,716,213
Germany	371,877	1,063,530	—	1,435,407
Italy	—	3,302,041	—	3,302,041
Japan	—	6,539,552	—	6,539,552
Netherlands	—	2,437,062	—	2,437,062
Singapore	—	1,054,883	—	1,054,883
Spain	—	955,948	—	955,948
Sweden	—	1,378,444	—	1,378,444
Switzerland	—	4,504,884	—	4,504,884
Taiwan	922,345	299,992	—	1,222,337
United Kingdom	—	8,615,103	—	8,615,103
United States	35,644,701	—	—	35,644,701
Total Common Stock	40,016,811	39,166,309	—	79,183,120
Total Investments, at fair value	$40,016,811	$39,166,309	$—	$79,183,120

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
36

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of April 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Brazil: 1.9%
905,222		Other Securities	$6,277,998	1.9
		Canada: 7.0%
145,840		Canadian National Railway Co.	8,980,313	2.7
94,920		Imperial Oil Ltd.	3,147,861	0.9
142,400		Magna International, Inc.	5,981,095	1.8
135,730		TransCanada Corp.	5,636,035	1.6
			23,745,304	7.0
		China: 4.3%
54,579	@	Alibaba Group Holding Ltd. ADR	4,199,308	1.2
1,609,000		China Life Insurance Co., Ltd.	3,706,424	1.1
2,482,000		CNOOC Ltd.	3,066,068	0.9
700,038		Other Securities	3,590,509	1.1
			14,562,309	4.3
		Denmark: 0.3%
25,180		Other Securities	841,339	0.3
		France: 11.7%
93,271		BNP Paribas	4,939,556	1.5
47,967		Essilor International SA	6,209,643	1.8
24,436		LVMH Moet Hennessy Louis Vuitton SE	4,071,339	1.2
97,966		Schneider Electric SE	6,405,792	1.9
217,519		Total S.A.	10,993,635	3.2
17,571		Unibail-Rodamco SE	4,709,846	1.4
73,078		Other Securities	2,379,287	0.7
			39,709,098	11.7
		Germany: 8.7%
81,397		Beiersdorf AG	7,309,104	2.2
45,782		Brenntag AG	2,689,183	0.8
12,234		Continental AG	2,694,104	0.8
273,328		Deutsche Telekom AG	4,797,867	1.4
33,415		Siemens AG	3,496,839	1.0
129,834		Vonovia SE	4,376,485	1.3
148,464		Other Securities	3,947,633	1.2
			29,311,215	8.7
		Greece: 0.3%
496,116		Other Securities	1,077,988	0.3
		Hong Kong: 0.9%
126,426		Hong Kong Exchanges and Clearing Ltd.	3,186,853	0.9
		India: 3.0%
1,527,444		Other Securities	10,210,164	3.0

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Italy: 4.0%
993,651		Intesa Sanpaolo SpA - ISP	$2,762,165	0.8
83,182		Luxottica Group S.p.A.	4,539,234	1.3
414,573		Other Securities	6,299,847	1.9
			13,601,246	4.0
		Japan: 12.2%
24,060		Daito Trust Construction Co., Ltd.	3,402,860	1.0
373,000		Mitsubishi Electric Corp.	3,964,027	1.2
100,200		Nippon Telegraph & Telephone Corp.	4,483,983	1.3
138,510		Seven & I Holdings Co., Ltd.	5,651,546	1.7
194,400		Sumitomo Mitsui Financial Group, Inc.	5,849,830	1.7
85,647		Tokio Marine Holdings, Inc.	2,802,584	0.9
1,914,757		Other Securities	14,982,471	4.4
			41,137,301	12.2
		Netherlands: 7.3%
105,139		Airbus Group SE	6,573,071	1.9
68,722	@	NXP Semiconductor NV - NXPI - US	5,860,612	1.7
238,153		Unilever NV	10,462,076	3.1
48,530		Other Securities	1,941,685	0.6
			24,837,444	7.3
		Russia: 0.6%
250,000		Other Securities	2,005,000	0.6
		South Korea: 1.4%
115,301		SK Hynix, Inc.	2,828,081	0.8
20,883		Other Securities	2,015,637	0.6
			4,843,718	1.4
		Spain: 1.2%
85,611		Industria de Diseno Textil SA	2,755,452	0.8
479,073		Other Securities	1,446,188	0.4
			4,201,640	1.2
		Sweden: 1.0%
143,374		Other Securities	3,472,875	1.0
		Switzerland: 8.3%
120,499		LafargeHolcim Ltd.	6,118,399	1.8
65,388		Julius Baer Group Ltd.	2,802,253	0.8
117,054		Novartis AG	8,908,074	2.7
18,271		Zurich Insurance Group AG	4,099,726	1.2
1,043,172		Other Securities	6,147,035	1.8
			28,075,487	8.3

See Accompanying Notes to Financial Statements
37

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of April 30, 2016 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan: 2.7%
1,956,000	Taiwan Semiconductor Manufacturing Co., Ltd.	$8,986,587	2.7
	United Kingdom: 16.7%
242,075	Anglo American PLC	2,707,684	0.8
89,585	AstraZeneca PLC	5,139,742	1.5
315,844	BHP Billiton PLC	4,315,864	1.3
118,962	British American Tobacco PLC	7,253,387	2.1
620,387	Sky PLC	8,527,885	2.5
224,139	Compass Group PLC	3,991,569	1.2
127,323	CRH PLC - London	3,707,772	1.1
247,256	Diageo PLC	6,684,860	2.0
361,247	International Consolidated Airlines Group SA	2,777,382	0.8
265,030	Smith & Nephew PLC	4,488,112	1.3
158,330	WPP PLC	3,699,011	1.1
223,972	Other Securities	3,377,530	1.0
		56,670,798	16.7
	United States: 2.7%
53,634	Anheuser-Busch InBev Worldwide, Inc.	6,653,540	2.0
67,750	Other Securities	2,363,797	0.7
		9,017,337	2.7
	Total Common Stock (Cost $324,011,414)	325,771,701	96.2
SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
8,260,823	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%†† (Cost $8,260,823)	8,260,823	2.4
	Total Short-Term Investments (Cost $8,260,823)	8,260,823	2.4

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $332,272,237)	$334,032,524	98.6
Assets in Excess of Other Liabilities	4,793,637	1.4
Net Assets	$338,826,161	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of April 30, 2016.

@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $334,938,359.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$17,565,291
Gross Unrealized Depreciation	(18,471,126)
Net Unrealized Depreciation	$(905,835)

Sector Diversification	Percentage of Net Assets
Financials	20.5%
Consumer Discretionary	13.6
Consumer Staples	13.1
Industrials	11.7
Health Care	9.7
Information Technology	8.6
Energy	8.5
Materials	6.4
Telecommunication Services	3.4
Utilities	0.7
Short-Term Investments	2.4
Assets in Excess of Other Liabilities	1.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements
38

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of April 30, 2016 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Common Stock
Brazil	$6,277,998	$—	$—	$6,277,998
Canada	23,745,304	—	—	23,745,304
China	6,538,291	8,024,018	—	14,562,309
Denmark	—	841,339	—	841,339
France	—	39,709,098	—	39,709,098
Germany	—	29,311,215	—	29,311,215
Greece	—	1,077,988	—	1,077,988
Hong Kong	—	3,186,853	—	3,186,853
India	1,250,484	8,959,680	—	10,210,164
Italy	—	13,601,246	—	13,601,246
Japan	—	41,137,301	—	41,137,301
Netherlands	18,264,373	6,573,071	—	24,837,444
Russia	2,005,000	—	—	2,005,000
South Korea	—	4,843,718	—	4,843,718
Spain	—	4,201,640	—	4,201,640
Sweden	—	3,472,875	—	3,472,875
Switzerland	—	28,075,487	—	28,075,487
Taiwan	—	8,986,587	—	8,986,587
United Kingdom	—	56,670,798	—	56,670,798
United States	2,363,797	6,653,540	—	9,017,337
Total Common Stock	60,445,247	265,326,454	—	325,771,701
Short-Term Investments	8,260,823	—	—	8,260,823
Total Investments, at fair value	$68,706,070	$265,326,454	$—	$334,032,524

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
39

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of APRIL 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.0%
		Argentina: 0.4%
118,100		Other Securities	$923,865	0.4
		Brazil: 7.5%
117,500		American Banknote SA	1,180,722	0.5
187,600		BB Seguridade Participacoes SA	1,632,040	0.7
282,515		Itau Unibanco Holding SA ADR	2,692,368	1.2
154,300	@	Petroleo Brasileiro SA ADR	1,189,653	0.6
270,759		Tim Participacoes SA	604,617	0.3
56,000		Tim Participacoes SA ADR	621,040	0.3
1,184,851		Other Securities	8,595,972	3.9
			16,516,412	7.5
		Cayman Islands: 0.2%
49,001		Other Securities	344,232	0.2
		Chile: 0.2%
23,300		Other Securities	485,339	0.2
		China: 26.2%
24,960	@	Baidu, Inc. ADR	4,849,728	2.2
3,497,000		Bank of China Ltd.	1,415,916	0.6
3,838,000		China Construction Bank	2,437,618	1.1
5,500		China Mobile Ltd. ADR	316,360	0.1
353,500		China Mobile Ltd.	4,058,453	1.8
2,298,000		Chongqing Rural Commercial Bank Co. Ltd.	1,207,783	0.6
100,400	@	JD.com, Inc. ADR	2,566,224	1.2
53,600	@	Sina Corp.	2,684,824	1.2
453,200		Sinopharm Group Co.	1,937,085	0.9
55,100	@	Sohu.com, Inc.	2,475,643	1.1
291,900		Tencent Holdings Ltd.	5,939,673	2.7
1,318,600		Uni-President China Holdings Ltd.	1,227,971	0.6
3,794,000		Xinyi Solar Holdings Ltd.	1,495,410	0.7
22,816,858		Other Securities	25,212,766	11.4
			57,825,454	26.2
		Cyprus: 0.1%
13,660		Other Securities	167,062	0.1
		Egypt: 0.5%
87,367		Commercial International Bank Egypt SAE GDR	325,879	0.1
162,090		Commercial International Bank Egypt SAE	824,692	0.4
			1,150,571	0.5
		Georgia: 0.3%
22,072		Other Securities	738,539	0.3
		Hong Kong: 2.1%
191,000		AIA Group Ltd.	1,143,060	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong (continued)
332,000		Techtronic Industries Co., Ltd.	$1,244,558	0.6
327,500	#,@	WH Group Ltd.	264,530	0.1
7,298,250		Other Securities	2,030,159	0.9
			4,682,307	2.1
		Hungary: 0.8%
72,722		Other Securities	1,824,023	0.8
		India: 9.3%
193,806		Axis Bank Ltd.	1,377,252	0.6
101,319		HCL Technologies Ltd.	1,143,819	0.5
33,478		Reliance Industries Ltd. GDR	990,949	0.4
220,745		Reliance Industries Ltd.	3,263,376	1.5
75,023		Strides Arcolab Ltd.	1,220,236	0.6
135,646		Yes Bank Ltd.	1,922,810	0.9
2,110,787		Other Securities	10,630,387	4.8
			20,548,829	9.3
		Indonesia: 0.6%
2,406,100		Other Securities	1,437,077	0.6
		Kazakhstan: 0.1%
81,077		Other Securities	291,877	0.1
		Kenya: 0.3%
4,400,000		Other Securities	744,367	0.3
		Malaysia: 0.1%
718,887		Other Securities	187,103	0.1
		Mexico: 3.6%
15,840		Fomento Economico Mexicano SAB de CV ADR	1,476,446	0.7
44,700		Grupo Televisa SAB ADR	1,306,581	0.6
1,482,028		Other Securities	5,071,910	2.3
			7,854,937	3.6
		Peru: 0.9%
13,600		Credicorp Ltd.	1,977,712	0.9
		Philippines: 0.6%
871,950		Robinsons Retail Holdings, Inc.	1,429,312	0.6
		Poland: 0.7%
323,881		Other Securities	1,532,868	0.7
		Russia: 6.1%
468,063		Gazprom PAO ADR	2,429,247	1.1
49,403		Lukoil PJSC ADR	2,099,627	0.9
10,330	#	Ros Agro PLC GDR	154,950	0.1
324,388		Sberbank PAO ADR	2,601,592	1.2
1,706,427		Other Securities	6,155,400	2.8
			13,440,816	6.1

See Accompanying Notes to Financial Statements
40

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of APRIL 30, 2016 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore: 0.2%
13,900	Other Securities	$397,399	0.2
	South Africa: 3.6%
19,952	Naspers Ltd.	2,745,623	1.3
106,386	Spar Group Ltd.	1,589,970	0.7
206,574	Steinhoff International Holdings NV	1,292,231	0.6
485,843	Other Securities	2,229,308	1.0
		7,857,132	3.6
	South Korea: 13.4%
11,383	KT&G Corp.	1,226,349	0.6
35,910	LG Display Co., Ltd.	747,491	0.3
920	LG Household & Health Care Ltd.	810,031	0.4
123,715	LG Uplus Corp.	1,213,613	0.5
556	Lotte Chilsung Beverage Co., Ltd.	960,857	0.4
599	Lotte Confectionery Co. Ltd.	1,313,237	0.6
3,368	Samsung Electronics Co., Ltd.	3,670,553	1.7
7,736	Samsung Electronics Co., Ltd. GDR	4,224,307	1.9
8,151	Samsung Life Insurance Co. Ltd.	781,943	0.4
114,300	SK Telecom Co., Ltd. ADR	2,286,000	1.0
14,610	Coway Co., Ltd.	1,264,901	0.6
276,246	Other Securities	11,092,647	5.0
		29,591,929	13.4
	Spain: 0.5%
63,151	CIE Automotive SA	1,142,674	0.5
	Taiwan: 9.2%
1,582,000	Advanced Semiconductor Engineering, Inc.	1,522,256	0.7
275,000	Catcher Technology Co., Ltd.	1,924,681	0.9
188,000	MediaTek, Inc.	1,333,298	0.6
888,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,079,800	1.8
141,081	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	3,328,101	1.5
4,296,213	Other Securities	8,184,133	3.7
		20,372,269	9.2
	Thailand: 1.5%
957,500	CP ALL PCL	1,251,894	0.6
2,513,500	Other Securities	2,106,774	0.9
		3,358,668	1.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Turkey: 4.1%
466,605		Akbank TAS	$1,433,704	0.7
2,499,426		Turkiye Sinai Kalkinma Bankasi AS	1,563,092	0.7
1,644,441		Other Securities	6,007,217	2.7
			9,004,013	4.1
		United Arab Emirates: 0.4%
658,400		Other Securities	797,637	0.4
		United Kingdom: 0.6%
159,159		Other Securities	1,372,604	0.6
		United States: 0.9%
20,900	@	Luxoft Holding, Inc.	1,208,229	0.5
23,300		Other Securities	884,735	0.4
			2,092,964	0.9
		Total Common Stock (Cost $225,043,695)	210,089,991	95.0
PREFERRED STOCK: 1.3%
		Brazil: 0.3%
74,900		Itau Unibanco Holding S.A.	716,496	0.3
		Colombia: 0.4%
83,700		Other Securities	788,611	0.4
		Russia: 0.3%
1,122,820		Other Securities	727,940	0.3
		South Korea: 0.3%
734		Other Securities	670,354	0.3
		Total Preferred Stock (Cost $2,677,231)	2,903,401	1.3
		Total Long-Term Investments (Cost $227,720,926)	212,993,392	96.3
SHORT-TERM INVESTMENTS: 0.7%
		Mutual Funds: 0.7%
1,534,748		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%†† (Cost $1,534,748)	1,534,748	0.7
		Total Short-Term Investments (Cost $1,534,748)	1,534,748	0.7
		Total Investments in Securities (Cost $229,255,674)	$214,528,140	97.0
		Assets in Excess of Other Liabilities	6,592,903	3.0
		Net Assets	$221,121,043	100.0

See Accompanying Notes to Financial Statements
41

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of APRIL 30, 2016 (Unaudited) (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of April 30, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

Cost for federal income tax purposes is $231,220,126.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$12,622,464
Gross Unrealized Depreciation	(29,314,450)
Net Unrealized Depreciation	$(16,691,986)

Sector Diversification	Percentage of Net Assets
Information Technology	23.9%
Financials	23.1
Consumer Discretionary	13.5
Consumer Staples	10.6
Energy	7.8
Telecommunication Services	6.1
Health Care	4.7
Industrials	3.5
Materials	1.7
Utilities	1.4
Short-Term Investments	0.7
Assets in Excess of Other Liabilities	3.0
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Common Stock
Argentina	$923,865	$—	$—	$923,865
Brazil	16,516,412	—	—	16,516,412
Cayman Islands	—	344,232	—	344,232
Chile	485,339	—	—	485,339
China	16,381,314	41,444,140	—	57,825,454
Cyprus	167,062	—	—	167,062
Egypt	1,150,571	—	—	1,150,571
Georgia	738,539	—	—	738,539
Hong Kong	54,206	4,628,101	—	4,682,307
Hungary	—	1,824,023	—	1,824,023
India	3,183,599	17,365,230	—	20,548,829
Indonesia	—	1,437,077	—	1,437,077
Kazakhstan	291,877	—	—	291,877
Kenya	—	744,367	—	744,367
Malaysia	—	187,103	—	187,103
Mexico	7,854,937	—	—	7,854,937
Peru	1,977,712	—	—	1,977,712
Philippines	—	1,429,312	—	1,429,312
Poland	—	1,532,868	—	1,532,868
Russia	9,000,577	4,440,239	—	13,440,816
See Accompanying Notes to Financial Statements
42

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of APRIL 30, 2016 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Singapore	—	397,399	—	397,399
South Africa	1,589,970	6,267,162	—	7,857,132
South Korea	3,454,751	26,137,178	—	29,591,929
Spain	—	1,142,674	—	1,142,674
Taiwan	3,693,169	16,679,100	—	20,372,269
Thailand	—	3,358,668	—	3,358,668
Turkey	907,663	8,096,350	—	9,004,013
United Arab Emirates	—	797,637	—	797,637
United Kingdom	—	1,372,604	—	1,372,604
United States	2,092,964	—	—	2,092,964
Total Common Stock	70,464,527	139,625,464	—	210,089,991
Preferred Stock	1,505,107	1,398,294	—	2,903,401
Short-Term Investments	1,534,748	—	—	1,534,748
Total Investments, at fair value	$73,504,382	$141,023,758	$—	$214,528,140

(1)
For the period ended April 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2016, securities valued at $2,715,561 and $3,537,377 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, securities valued at $775,457 were transferred from Level 3 to Level 1 due to observable inputs becoming available.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(230,646)
Total	$(230,646)

See Accompanying Notes to Financial Statements
43

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of APRIL 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Australia: 3.5%
129,013		Caltex Australia Ltd.	$3,166,397	0.6
48,169		Cochlear Ltd.	3,940,058	0.7
1,470,703		Other Securities(a)	11,456,868	2.2
			18,563,323	3.5
		Austria: 0.1%
100,222		Other Securities	724,550	0.1
		Belgium: 0.7%
64,989	@	KBC Groep NV	3,656,432	0.7
		Brazil: 0.7%
446,965		Other Securities	3,970,557	0.7
		Canada: 1.3%
153,767		Other Securities	6,923,524	1.3
		China: 2.2%
2,490,136		Other Securities	11,782,889	2.2
		Denmark: 2.3%
51,612		Carlsberg A/S	5,031,258	0.9
78,129		Novo Nordisk A/S	4,362,285	0.8
56,917		Other Securities	2,936,980	0.6
			12,330,523	2.3
		Finland: 1.5%
78,457		Sampo OYJ	3,431,811	0.6
292,165		Other Securities(a)	4,621,965	0.9
			8,053,776	1.5
		France: 6.3%
57,052		Cap Gemini SA	5,325,412	1.0
130,525		Total S.A.	6,596,868	1.2
25,289		Valeo SA	4,011,335	0.8
51,485		Vinci S.A.	3,845,347	0.7
368,227		Other Securities	13,673,038	2.6
			33,452,000	6.3
		Germany: 4.4%
31,661		Adidas AG	4,084,839	0.8
68,692		Bayer AG	7,938,561	1.5
3,851	#,@	Scout24 AG	141,035	0.0
320,879		Other Securities(a)	11,027,729	2.1
			23,192,164	4.4
		Hong Kong: 1.5%
853,552		Other Securities	8,009,744	1.5
		India: 0.9%
589,507		Other Securities	4,762,546	0.9
		Indonesia: 0.1%
1,517,200		Other Securities	747,966	0.1
		Ireland: 0.9%
177,410		Other Securities	4,522,478	0.9
		Israel: 1.1%
104,928		Teva Pharmaceutical Industries Ltd. ADR	5,713,330	1.1
156,318		Other Securities	128,978	0.0
			5,842,308	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Italy: 1.7%
2,631,866	Other Securities	$9,183,781	1.7
	Japan: 19.4%
265,800	Daiwa House Industry Co., Ltd.	7,101,307	1.3
104,800	Don Quijote Holdings Co. Ltd.	3,728,347	0.7
94,800	Japan Tobacco, Inc.	3,873,333	0.7
61,400	Kao Corp.	3,396,462	0.7
161,600	KDDI Corp.	4,655,007	0.9
53,000	Mitsubishi Electric Corp.	563,253	0.1
670,800	Mitsubishi UFJ Financial Group, Inc.	3,095,618	0.6
135,500	MS&AD Insurance Group Holdings, Inc.	3,578,758	0.7
92,800	Nippon Telegraph & Telephone Corp.	4,152,831	0.8
90,300	Seven & I Holdings Co., Ltd.	3,684,460	0.7
60,500	SoftBank Group Corp.	3,253,115	0.6
159,500	Sony Corp.	3,863,349	0.7
143,500	Sumitomo Mitsui Financial Group, Inc.	4,318,162	0.8
243,000	Sumitomo Mitsui Trust Holdings, Inc.	746,954	0.2
2,110,600	Other Securities	52,540,410	9.9
		102,551,366	19.4
	Malaysia: 0.1%
380,300	Other Securities	268,986	0.1
	Mexico: 0.1%
61,300	Other Securities	560,282	0.1
	Netherlands: 4.9%
470,535	Koninklijke KPN NV	1,849,050	0.3
68,711	Koninklijke Philips NV	1,888,089	0.4
358,688	Royal Dutch Shell PLC - Class A	9,395,219	1.8
19,198	Royal Dutch Shell PLC - Class B	504,043	0.1
91,237	Wolters Kluwer NV	3,475,476	0.7
568,570	Other Securities	8,603,638	1.6
		25,715,515	4.9
	Norway: 0.8%
509,181	Other Securities(a)	4,325,925	0.8
	Philippines: 0.3%
4,306,600	Other Securities	1,329,657	0.3
	Portugal: 0.4%
125,635	Other Securities	2,056,949	0.4
	Russia: 0.0%
2,418	Other Securities	83,828	0.0

See Accompanying Notes to Financial Statements
44

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of APRIL 30, 2016 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Singapore: 0.5%
173,654		Other Securities	$2,393,059	0.5
		South Africa: 0.7%
213,271		Other Securities	3,660,834	0.7
		South Korea: 1.1%
1,277		Samsung Electronics Co., Ltd.	1,391,715	0.3
8,550		Samsung Fire & Marine Insurance Co. Ltd.	2,204,047	0.4
3,702		Other Securities	2,260,903	0.4
			5,856,665	1.1
		Spain: 1.7% %
1,689,062		Other Securities(a)	9,151,457	1.7
		Sweden: 4.5%
209,865		Assa Abloy AB	4,409,736	0.8
119,099		Kinnevik Investment AB	3,431,049	0.7
308,688		Svenska Handelsbanken AB	4,117,945	0.8
612,200		Other Securities(a)	11,890,773	2.2
			23,849,503	4.5
		Switzerland: 6.1%
48,494		Nestle S.A.	3,619,577	0.7
106,812		Novartis AG	8,128,635	1.5
17,035		Roche Holding AG	4,310,012	0.8
97,377		Wolseley PLC	5,454,306	1.0
266,806		Other Securities(a)	10,778,402	2.1
			32,290,932	6.1
		Taiwan: 1.5%
181,000		Taiwan Semiconductor Manufacturing Co., Ltd.	831,581	0.1
261,800		Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	6,175,862	1.2
218,976		Other Securities	1,065,848	0.2
			8,073,291	1.5
		Thailand: 0.3%
2,480,600		Other Securities	1,369,752	0.3
		Turkey: 0.5%
703,043		Other Securities	2,901,680	0.5
		United Arab Emirates: 0.1%
26,355		Other Securities	491,704	0.1
		United Kingdom: 20.9%
270,136		ARM Holdings PLC	3,707,863	0.7
61,117	@	ASOS PLC	3,224,312	0.6
468,131	#	Auto Trader Group PLC	2,571,140	0.5
302,204		BHP Billiton PLC	4,129,479	0.8
130,438		British American Tobacco PLC	7,953,105	1.5
158,268		GlaxoSmithKline PLC	3,382,588	0.6
174,400		Hargreaves Lansdown PLC	3,283,517	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
6,477,842	Lloyds Banking Group Plc	$6,358,099	1.2
371,989	Prudential PLC	7,342,916	1.4
196,727	Relx PLC	3,485,274	0.6
358,221	Rexam PLC	3,276,191	0.6
117,681	Shire PLC	7,343,556	1.4
102,586	Unilever PLC	4,583,752	0.9
1,345,912	Vodafone Group PLC	4,336,325	0.8
4,733,784	Other Securities(a)	45,878,818	8.7
		110,856,935	20.9
	United States: 3.2%
59,312	Anheuser-Busch InBev Worldwide, Inc.	7,357,921	1.4
33,505	Aon PLC	3,522,046	0.7
129,068	Other Securities	5,929,151	1.1
		16,809,118	3.2
	Total Common Stock (Cost $504,496,879)	510,315,999	96.3
PREFERRED STOCK: 0.2%
	Brazil: 0.1%
46,049	Other Securities	440,506	0.1
	Germany: 0.1%
5,583	Other Securities	637,687	0.1
	United States: 0.0%
7,397	Other Securities	80,140	0.0
	Total Preferred Stock (Cost $1,252,676)	1,158,333	0.2
	Total Long-Term Investments (Cost $505,749,555)	511,474,332	96.5%

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
	Securities Lending Collateralcc: 2.0%
517,139	BNP Paribas Bank, Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $517,152, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $527,482, due 04/30/16-05/01/46)	517,139	0.1

See Accompanying Notes to Financial Statements
45

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of APRIL 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,456,833	Citigroup, Inc., Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $2,456,894, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,505,970, due 06/30/17-05/01/46)	$2,456,833	0.5
2,456,833	Mizuho Securities USA Inc., Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $2,456,898, collateralized by various U.S. Government Agency Obligations, 2.000%-8.000%, Market Value plus accrued interest $2,505,970, due 06/01/24-08/20/45)	2,456,833	0.5%
2,456,833	Nomura Securities, Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $2,456,898, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,505,970, due 05/15/16-03/20/66)	2,456,833	0.5
2,456,800	State of Wisconsin Investment Board, Repurchase Agreement dated 04/29/16, 0.36%, due 05/02/16 (Repurchase Amount $2,456,873, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,513,435, due 04/15/18-01/15/29)	2,456,800	0.4
		10,344,438	2.0
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.0%
5,033,001	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%††	$5,033,001	0.9
517,361	T. Rowe Price Reserve Investment Fund, 0.310%††	517,361	0.1
	Total Mutual Funds (Cost $5,550,362)	5,550,362	1.0
	Total Short-Term Investments (Cost $15,894,800)	15,894,800	3.0
	Total Investments in Securities (Cost $521,644,355)	$527,369,132	99.5%
	Assets in Excess of Other Liabilities	2,471,102	0.5
	Net Assets	$529,840,234	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of April 30, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $528,822,883.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$41,699,149
Gross Unrealized Depreciation	(43,152,900)
Net Unrealized Depreciation	$(1,453,751)

See Accompanying Notes to Financial Statements
46

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of APRIL 30, 2016 (Unaudited) (continued)

Sector Diversification	Percentage of Net Assets
Financials	23.3%
Consumer Discretionary	16.0
Industrials	13.1
Consumer Staples	11.3
Health Care	10.1
Information Technology	6.4
Telecommunication Services	4.9
Sector Diversification	Percentage of Net Assets
Materials	4.8
Energy	4.7
Utilities	1.9
Short-Term Investments	3.0
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$18,563,323	$—	$18,563,323
Austria	—	724,550	—	724,550
Belgium	—	3,656,432	—	3,656,432
Brazil	3,970,557	—	—	3,970,557
Canada	6,923,524	—	—	6,923,524
China	5,978,346	5,804,543	—	11,782,889
Denmark	—	12,330,523	—	12,330,523
Finland	—	8,053,776	—	8,053,776
France	—	33,452,000	—	33,452,000
Germany	—	23,192,164	—	23,192,164
Hong Kong	—	8,009,744	—	8,009,744
India	—	4,762,546	—	4,762,546
Indonesia	344,620	403,346	—	747,966
Ireland	2,467,194	2,055,284	—	4,522,478
Israel	5,842,308	—	—	5,842,308
Italy	—	9,183,781	—	9,183,781
Japan	—	102,551,366	—	102,551,366
Malaysia	—	268,986	—	268,986
Mexico	560,282	—	—	560,282
Netherlands	541,528	25,173,987	—	25,715,515
Norway	—	4,325,925	—	4,325,925
Philippines	—	1,329,657	—	1,329,657
Portugal	—	2,056,949	—	2,056,949
Russia	—	83,828	—	83,828
Singapore	—	2,393,059	—	2,393,059
South Africa	1,439,786	2,221,048	—	3,660,834
South Korea	—	5,856,665	—	5,856,665
Spain	481,032	8,670,425	—	9,151,457
Sweden	—	23,849,503	—	23,849,503
Switzerland	—	32,290,932	—	32,290,932
Taiwan	6,175,862	1,897,429	—	8,073,291
Thailand	—	1,369,752	—	1,369,752
Turkey	—	2,901,680	—	2,901,680
United Arab Emirates	—	491,704	—	491,704
United Kingdom	1,764,775	109,092,160	—	110,856,935
United States	9,177,189	7,631,929	—	16,809,118
Total Common Stock	45,667,003	464,648,996	—	510,315,999

See Accompanying Notes to Financial Statements
47

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of APRIL 30, 2016 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Preferred Stock	440,506	637,687	80,140	1,158,333
Short-Term Investments	5,550,362	10,344,438	—	15,894,800
Total Investments, at fair value	$51,657,871	$475,631,121	$80,140	$527,369,132
Other Financial Instruments+
Forward Foreign Currency Contracts	—	811,062	—	811,062
Total Assets	$51,657,871	$476,442,183	$80,140	$528,180,194
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(678,292)	$—	$(678,292)
Total Liabilities	$—	$(678,292)	$—	$(678,292)

(1)
For the period ended April 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2016, securities valued at $5,091,821 and $2,441,232 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2016, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Equity Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	British Pound	444,606	Buy	05/31/16	$623,744	$649,682	$25,938
Barclays Bank PLC	Japanese Yen	219,177,152	Buy	05/31/16	1,963,372	2,061,281	97,909
Citigroup, Inc.	British Pound	709,296	Buy	05/31/16	1,039,634	1,036,462	(3,172)
Citigroup, Inc.	Swiss Franc	380,935	Buy	05/31/16	390,741	397,588	6,847
Citigroup, Inc.	Swiss Franc	398,107	Buy	05/31/16	415,442	415,511	69
Citigroup, Inc.	Swiss Franc	983,737	Buy	05/31/16	995,521	1,026,743	31,222
Citigroup, Inc.	Swiss Franc	2,315,245	Buy	05/31/16	2,335,782	2,416,460	80,678
Deutsche Bank AG	EU Euro	1,376,571	Buy	05/31/16	1,577,323	1,577,548	225
Deutsche Bank AG	EU Euro	342,332	Buy	05/31/16	385,588	392,312	6,724
Deutsche Bank AG	British Pound	591,415	Buy	05/31/16	854,946	864,208	9,262
Goldman Sachs & Co.	EU Euro	391,692	Buy	05/31/16	443,982	448,879	4,897
Goldman Sachs & Co.	Japanese Yen	27,783,795	Buy	05/31/16	256,469	261,297	4,828
Goldman Sachs & Co.	British Pound	222,565	Buy	05/31/16	316,384	325,224	8,840
Goldman Sachs & Co.	Australian Dollar	7,320,550	Buy	05/31/16	5,274,603	5,559,608	285,005
Merrill Lynch	EU Euro	248,701	Buy	05/31/16	283,748	285,011	1,263
Merrill Lynch	British Pound	326,248	Buy	05/31/16	470,387	476,732	6,345
The Royal Bank of Scotland PLC	EU Euro	691,273	Buy	05/31/16	779,799	792,198	12,399
Standard Chartered PLC	Japanese Yen	134,066,085	Buy	05/31/16	1,254,342	1,260,843	6,501
Standard Chartered PLC	British Pound	301,018	Buy	05/31/16	426,064	439,864	13,800
Standard Chartered PLC	Japanese Yen	74,968,006	Buy	05/31/16	659,814	670,982	11,168
Standard Chartered PLC	British Pound	228,480	Buy	05/31/16	318,407	333,868	15,461
State Street Bank	EU Euro	323,977	Buy	05/31/16	368,916	371,278	2,362
State Street Bank	Swiss Franc	297,510	Buy	05/31/16	301,491	310,516	9,025
State Street Bank	Japanese Yen	88,640,033	Buy	05/31/16	795,167	833,627	38,460
State Street Bank	Hong Kong Sar Dollar	6,124,302	Buy	05/31/16	788,655	789,767	1,112
See Accompanying Notes to Financial Statements
48

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of APRIL 30, 2016 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	Singapore Dollar	1,869,892	Buy	05/31/16	1,325,944	1,389,291	63,347
Toronto-Dominion Bank	EU Euro	819,229	Buy	05/31/16	927,840	938,836	10,996
UBS AG	Japanese Yen	84,540,112	Buy	05/31/16	742,749	795,069	52,320
							$803,831
The Australia and New Zealand Banking Group Ltd.	Australian Dollar	406,547	Sell	05/31/16	$312,259	$308,753	$3,506
Barclays Bank PLC	Japanese Yen	48,919,674	Sell	05/31/16	448,079	460,072	(11,993)
Citigroup, Inc.	EU Euro	342,393	Sell	05/31/16	388,917	392,382	(3,465)
Citigroup, Inc.	EU Euro	315,217	Sell	05/31/16	356,814	361,238	(4,424)
Citigroup, Inc.	EU Euro	125,898	Sell	05/31/16	143,881	144,279	(398)
Citigroup, Inc.	Australian Dollar	689,725	Sell	05/31/16	513,513	523,813	(10,300)
Citigroup, Inc.	Japanese Yen	14,205,000	Sell	05/18/16	129,273	133,552	(4,279)
Citigroup, Inc.	Japanese Yen	13,885,000	Sell	05/18/16	126,937	130,544	(3,607)
Citigroup, Inc.	Japanese Yen	14,205,000	Sell	05/18/16	128,741	133,552	(4,811)
Credit Suisse Group AG	Japanese Yen	60,736,205	Sell	05/31/16	563,285	571,202	(7,917)
Goldman Sachs & Co.	British Pound	256,966	Sell	05/31/16	365,549	375,492	(9,943)
Goldman Sachs & Co.	EU Euro	635,192	Sell	05/31/16	697,444	727,930	(30,486)
Goldman Sachs & Co.	British Pound	185,983	Sell	05/31/16	260,356	271,768	(11,412)
Goldman Sachs & Co.	British Pound	530,339	Sell	05/31/16	735,965	774,961	(38,996)
Goldman Sachs & Co.	British Pound	3,154,309	Sell	05/31/16	4,456,629	4,609,250	(152,621)
Goldman Sachs & Co.	Swedish Krona	1,901,977	Sell	05/31/16	224,375	237,084	(12,709)
Goldman Sachs & Co.	EU Euro	3,626,188	Sell	05/31/16	4,000,179	4,155,607	(155,428)
Goldman Sachs & Co.	Japanese Yen	29,404,874	Sell	05/31/16	261,193	276,543	(15,350)
Goldman Sachs & Co.	EU Euro	295,470	Sell	05/31/16	328,854	338,609	(9,755)
Merrill Lynch	EU Euro	267,370	Sell	05/31/16	302,309	306,406	(4,097)
Merrill Lynch	British Pound	406,342	Sell	05/31/16	581,103	593,769	(12,666)
Morgan Stanley	Japanese Yen	13,866,000	Sell	05/18/16	127,641	130,365	(2,724)
The Royal Bank of Scotland PLC	British Pound	176,533	Sell	05/31/16	252,364	257,960	(5,596)
The Royal Bank of Scotland PLC	EU Euro	644,727	Sell	05/31/16	716,832	738,856	(22,024)
Standard Chartered PLC	British Pound	310,555	Sell	05/31/16	441,768	453,800	(12,032)
Standard Chartered PLC	Japanese Yen	36,492,737	Sell	05/31/16	328,074	343,201	(15,127)
Standard Chartered PLC	British Pound	101,782	Sell	05/31/16	145,742	148,730	(2,988)
Standard Chartered PLC	Japanese Yen	56,791,398	Sell	05/31/16	500,057	534,102	(34,045)
Standard Chartered PLC	EU Euro	514,664	Sell	05/31/16	568,435	589,805	(21,370)
State Street Bank	Japanese Yen	63,554,818	Sell	05/31/16	573,897	597,710	(23,813)
State Street Bank	Swiss Franc	610,127	Sell	05/31/16	637,352	636,799	553
State Street Bank	Japanese Yen	15,855,025	Sell	05/31/16	142,247	149,110	(6,863)
State Street Bank	EU Euro	344,932	Sell	05/31/16	389,223	395,291	(6,068)
State Street Bank	Japanese Yen	15,136,793	Sell	05/31/16	134,504	142,356	(7,852)
State Street Bank	Hong Kong Sar Dollar	714,502	Sell	05/31/16	91,928	92,140	(212)
Toronto-Dominion Bank	Japanese Yen	28,963,707	Sell	05/31/16	268,016	272,393	(4,377)
Toronto-Dominion Bank	Canadian Dollar	1,000,000	Sell	05/31/16	791,631	797,003	(5,372)
							$(671,061)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$811,062
Total Asset Derivatives		$811,062

See Accompanying Notes to Financial Statements
49

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of APRIL 30, 2016 (Unaudited) (continued)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$678,292
Total Liability Derivatives		$678,292

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$(60,931)	$(60,931)
Foreign exchange contracts	283,157	—	283,157
Total	$283,157	$(60,931)	$222,226

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$294,555
Total	$294,555

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2016:
	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Deustsche Bank AG	Goldman Sachs & Co.	Merrill Lynch	Morgan Stanley	Standard Chartered Bank PLC	State Street Bank	The Australia and New Zealand Bank Group Ltd.	The Royal Bank of Scotland PLC	Toronto- Dominion Bank	UBS AG	Totals
Assets:
Forward foreign currency contracts	$123,847	$118,816	$—	$16,211	$303,570	$7,608	$—	$46,930	$114,859	$3,506	$12,399	$10,996	$52,320	$811,062
Total Assets	$123,847	$118,816	$—	$16,211	$303,570	$7,608	$—	$46,930	$114,859	$3,506	$12,399	$10,996	$52,320	$811,062
Liabilities:
Forward foreign currency contracts	$11,993	$34,456	$7,917	$—	$436,700	$16,763	$2,724	$85,562	$44,808	$—	$27,620	$9,749	$—	$678,292
Total Liabilities	$11,993	$34,456	$7,917	$—	$436,700	$16,763	$2,724	$85,562	$44,808	$—	$27,620	$9,749	$—	$678,292
Net OTC derivative instruments by counterparty, at fair value	$111,854	$84,360	$(7,917)	$16,211	$(133,130)	$(9,155)	$(2,724)	$(38,632)	$70,051	$3,506	$(15,221)	$1,247	$52,320	$132,770
Total collateral pledged by the Fund/ (Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$111,854	$84,360	$(7,917)	$16,211	$(133,130)	$(9,155)	$(2,724)	$(38,632)	$70,051	$3,506	$(15,221)	$1,247	$52,320	$132,770

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
50

SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Approval of
Sub-Advisory Contract for voya global equity dividend fund
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), to which Voya Global Equity Dividend Fund (the “Fund”), a series of Voya Mutual Funds (the “Trust”) is subject, makes it unlawful for any registered fund having a board of trustees to enter into any new advisory agreement, including any sub-advisory agreement, unless the agreement has been approved by a vote of a majority of the trustees who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund. At its November 19, 2015 meeting, the Board of Trustees of the Fund (the “Board”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such persons are defined under the 1940 Act (the “Independent Trustees”), considered a proposal by Voya Investments, LLC (“Adviser”), the adviser to the Fund, to enter into a new agreement with NNIP Advisors B.V. (the “Sub-Adviser” or “NNIP”) for the Fund (the “Sub-Advisory Contract”). The Board was asked to approve the Sub-Advisory Contract because it was advised by the Adviser that the existing sub-advisory contract (the “Prior Contract”) between the Adviser and the Sub-Adviser was expected to terminate in the near future due to a change of control of the Sub-Adviser.
In addition to the Board meeting on November 19, 2015, the Independent Trustees held separate meetings on October 1, 2015 and November 17, 2015, to review and to evaluate the Sub-Adviser’s services to the Fund. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.
At its November 19, 2015 meeting, the Board, including a majority of the Independent Trustees, voted to approve the Sub-Advisory Contract for the Fund. In reaching its decision, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual review process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board reviewed at the same meeting the sub-advisory contracts for other Voya funds, the Board considered each Voya fund’s sub-advisory relationship separately.
Provided below is a general overview of the Board’s review and evaluation process with respect to the Sub-Adviser, as well as a discussion of certain specific factors that the Board considered at its review and approval meetings. While the Board considered all of the information it deemed relevant, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to approve the Sub-Advisory Contract. Each Board member may have accorded different weight to the various factors in reaching his or her conclusion with respect to the Sub-Advisory Contract.
Overview of the Contract Review and Approval Process
The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve the Sub-Advisory Contract. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the registered fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and the Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Sub-Adviser, as well as oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below the Fund’s relevant benchmark, and/or selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information in connection with their review of advisory and sub-advisory contracts.
Management provided certain of the information requested by the 15(c) Methodology Guide in Fund

51

SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Analysis and Comparison Tables (“FACT sheet”). The Independent Trustees periodically have retained, including most recently in 2015, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheet, and the Selected Peer Group to be used by the Fund for certain comparison purposes during the review process.
Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Fund’s Sub-Advisory Contract.
Nature, Extent and Quality of Service
The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Sub-Adviser. This included information regarding the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract review meetings.
The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the November 19, 2015 Board meeting included, among other information, the following items: (1) the FACT sheet that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, and information regarding net asset flows into and out of the Fund; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheet was prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Sub-Adviser to the Fund to a series of questions posed by K&L Gates dated June 12, 2015, and November 7, 2015, on behalf of the Independent Trustees; (5) a copy of the form of Sub-Advisory Contract; (6) a copy of the Form ADV for the Sub-Adviser; (7) financial statements for the Sub-Adviser; (8) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (9) a report by the Trust’s Chief Compliance Officer (“CCO”); and (10) other information relevant to the Board’s evaluations.
The Board was advised by the Adviser that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in NN Group N.V. (“NN Group”) into an independent, standalone company by the end of 2016 (the “Separation Plan”). NN Group previously was a wholly-owned, indirect subsidiary of ING Groep and is a parent company of the Sub-Adviser. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.
The Board considered the potential effects of the Separation Plan on the Fund and the Sub-Adviser, including the Sub-Adviser’s ability during and after the separation to perform the same level of service to the Fund as the Sub-Adviser currently provides. The Board was advised that the Sub-Adviser anticipated that the Separation Plan would have no material adverse impact on the Fund or its operations and administration.
The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of NN Group (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of NN Group stock. The Board recognized that the Separation Plan contemplates several public offerings and each may be deemed to be a Change of Control Event, triggering the necessity for a new agreement, which would require the approval of the Board. The Board concluded that the shareholders’ approval of a new agreement that would become effective upon one or more Change of Control Events would permit the Fund to benefit from the continuation of services by the Sub-Adviser throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser that the Sub-Adviser was relying on regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Fund shareholders approved the future agreements in February 2015.
The Board noted that the IPO was completed in July 2014, and ING Groep has divested additional shares of NN Group through four subsequent public offerings since July 2014, including a secondary common stock offering that settled on October 5, 2015, which further reduced ING Groep’s stake in NN Group to 25.8% of outstanding shares. NN Group did not receive any proceeds from these offerings. Upon the completion of the next transaction, ING Groep’s ownership in NN Group is expected to be reduced

52

SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

to less than 25%, which the Board was advised by the Adviser will be deemed to be the Change of Control Event that would result in the termination of the Prior Contract.
For the Fund, a specific class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. The specified class of the Fund was chosen based on the 15(c) Methodology Guide and compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.
In arriving at its conclusions with respect to the Sub-Advisory Contract, the Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement.
The Board also received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO evaluating whether the regulatory compliance systems and procedures of the Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of the Fund’s portfolio management team, the resources and reputation of the Sub-Adviser, and the ability of the Sub-Adviser to attract and retain qualified investment advisory personnel, as well as the adequacy of the resources committed to the Fund by the Sub-Adviser, whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. Additionally, the Board considered the financial stability of the Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the sub-advisory and related services provided by the Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Sub-Adviser are appropriate.
Fund Performance
In assessing the sub-advisory relationship, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided on the FACT sheet furnished in connection with the review and approval process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2015. In addition, the Board also received and considered updated performance information for the Fund against its Morningstar category median and/or Lipper category median and primary benchmark as of October 31, 2015.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that the Fund does not have any breakpoints in its sub-advisory fee rate schedule that would result in a lower sub-advisory fee rate were the Sub-Adviser to manage a sufficient level of the Fund’s assets to reach a breakpoint, but that any breakpoints would inure to the benefit of the Adviser (except to the extent that there are corresponding advisory fee rate breakpoints or waivers).
Information Regarding Services to Other Clients
The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts.
Fee Rates and Profitability
The Board reviewed and considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser.

53

SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of the Fund as it relates to the services provided under the Sub-Advisory Contract; and (2) the potential fall-out benefits to the Sub-Adviser from its association with the Fund. For the Fund, the Board determined that the fee rate payable to the Sub-Adviser is reasonable for the services that it performs, which were considered in light of the nature, extent and quality of the services that it has performed and is expected to perform.
The Board did not request profitability data from the Sub-Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and the Sub-Adviser with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also considered that the Adviser (and not the Fund) pays the sub-advisory fees earned by the Sub-Adviser.
Conclusions
In light of the foregoing, on November 19, 2015 the Board, at an in-person meeting, approved the Sub-Advisory Contract for the Fund to replace the Prior Contract upon such Change of Control Event as described above. The Sub-Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Fund in the first quarter of 2015 and no single person or group of persons acting together is expected to gain “control” (as defined in the 1940 Act) of NN Group. As a result, shareholders of the Fund will not be asked to vote again on this new agreement with the Sub-Adviser.
The decision by the Board, including a majority of the Independent Trustees, to approve the Sub-Advisory Contract was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for the Sub-Adviser to continue providing sub-advisory and related services for the Fund, without interruption, after the Change of Control Event.
In light of all factors it considered in its review of the Sub-Advisory Contract, the Board concluded that the fee rates set forth in the Sub-Advisory Contract were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Sub-Advisory Contract; (2) the extent to which economies of scale are reflected in fee rate schedules under the Sub-Advisory Contract; (3) the existence of any “fall-out” benefits to the Sub-Adviser; and (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds.
In connection with its approval of the Sub-Advisory Contract, on November 19, 2015, the Board considered a representation from the Sub-Adviser that there were no additional developments not already disclosed to the Board in the prior response provided to the Board in connection with their annual review of the Prior Contract, that would be a material consideration to the Board in connection with its consideration of the Sub-Advisory Contract. Additionally, the Board took into account, among other factors, the considerations set out below.
1)
The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the Sub-Advisory Contract from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)
The Board considered the Sub-Adviser’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, investment management and research services. In this regard, the Board considered representations by the Sub-Adviser that its separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided to the Fund.

3)
The Board considered representations by the Sub-Adviser that approval of the Sub-Advisory Contract would be necessary for the Fund to continue receiving sub-advisory services from the Sub-Adviser following the Change of Control Event. In addition, the Board considered representations by the Sub-Adviser, as well as related supporting documentation, indicating that the Sub-Advisory Contract, including the fees payable thereunder, is substantially similar to and, in any event, are no less favorable to the Fund than, the terms of the Prior Contract.

4)
The Board considered representations by the Sub-Adviser indicating that: (a) the Sub-Adviser can be expected to provide services of the same nature, extent and quality under the Sub-Advisory Contract as were provided thereby under the Prior Contract; and (b) the Change of Control Event is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund’s portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage the Fund.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 19, 2015, the

54

SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board, including a majority of the Independent Trustees, voted to approve the Sub-Advisory Contract. In this connection, the Board concluded that, in light of all factors considered, the terms of the Sub-Advisory Contract, including fee rates, were fair and reasonable, and the Sub-Advisory Contract should be approved so as to enable a continuation without interruption of the services being provided by the Sub-Adviser pursuant to the Prior Contract. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Sub-Advisory Contract.

55

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
167702         (0416-062216)

Semi-Annual Report

April 30, 2016

Classes A, B, C, I, O, R, R6 and W

■  Voya Global Real Estate Fund
■  Voya International Real Estate Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Statements of Assets and Liabilities	9
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Summary Portfolios of Investments	24

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Negative Interest Rates — What Does That Even Mean?

Dear Shareholder,

During the bleak days of February 2016 — when markets around the world were tumbling, and the U.S. seemed to be teetering on the brink of recession — the question began to swirl whether the U.S. Federal Reserve Board (“Fed”) might adopt a negative interest rate policy to further extend its efforts at stimulating the economy. Negative rates mean that instead of paying interest on certain types of deposits by banking institutions, the central bank charges depositors a fee; the policy seeks to force money out of reserve accounts and back into the economy. The question didn’t come out of nowhere: Countries such as Denmark and Sweden had been using negative interest rates with some success, while both the European Central Bank and Bank of Japan also have adopted them.

Today the U.S. economic picture looks better than it did during February. As a result, negative rates are less of a concern here at the moment — though “lower for longer” seems to be a much more likely scenario. By resisting hikes so far this year, Fed policy is now more aligned with those of central banks in Europe, Japan and China. As the wind shifts back toward tightening, however, U.S. policy once again begins to diverge from that of its global counterparts, which will have implications for global asset markets. Negative interest rates have provided economic stimulus but also have driven out investors seeking positive returns. Rising U.S. rates send a positive message about economic strength, but could also cause capital flight from emerging markets.

Such tradeoffs pose challenges when positioning investment portfolios. Which risks are worth taking given the potential rewards? Which should be avoided altogether? One risk you certainly should avoid is attempting to time the market. Regardless of where you expect to find challenges and opportunities, no one knows exactly when they will occur. We at Voya continue to believe that the best approach is to keep your portfolio globally diversified and fully invested. As always, we recommend that you thoroughly discuss any prospective portfolio changes with your financial advisor before taking action.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
May 18, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2016

As our new fiscal year started, markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having been shaken in August when China announced a 2% devaluation of the yuan, had staged a strong recovery in October. But this stalled in November and started to unravel in December. Concerns intensified into February before a dramatic rally left the Index down just 2.63% for the first half of the fiscal year. (The Index returned -1.05% for the six-months ended April 30, 2016, measured in U.S. dollars.)

U.S. economic data were mixed during the period. One island of fairly consistent optimism was employment. New jobs averaged over 245,000 per month and the unemployment rate fell to 5.0%. But the good news was like an island because it seemed to end at the water’s edge with little of it exported to other areas of economic activity like wages, prices and retail sales.

The Federal Open Market Committee (“FOMC”) continually referred to employment in its deliberations and the concern was that this would be used to justify more interest rate increases than the economy could bear. The FOMC on December 16 announced a 0.25% increase in the federal funds rate as a first step in normalizing policy, with FOMC members forecasting four additional rate increases in 2016. This was a prospect condemned by many as detached from reality, to the point of risking recession.

So investor sentiment started 2016 in rather a sour mood and this quickly deteriorated.

Indeed the economic news out of the U.S. in January did nothing to dispel the fears. The purchasing managers’ index in the manufacturing sector indicated contraction in these industries. Industrial production was falling, as were retail sales. Consumer prices were barely moving: the headline index only rose 0.7% in 2015, the smallest increase since 2008. Gross Domestic Product (“GDP”) in the U.S. was estimated to have grown at a scant 0.7% annual rate in the fourth quarter of 2015.

One reason for sluggish headline inflation the world over was falling energy prices, which had resumed their decline in late 2015 and into 2016, driven to repeated multi-year lows by faltering demand and uncontrollable supply. Inflation was practically non-existent and negative bond yields were increasingly common, encouraged and defended by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was to many commentators an unstable dynamic which could only end badly.

The perception of divergence and the general pessimism were made worse by events in China, amid fears that the economy was slowing faster than anyone would admit. Rattled by the global market reaction to their clumsy attempt at currency devaluation in August, the authorities were spending about $100bn per month in foreign exchange reserves to keep the yuan steady. On January 7, China set the yuan sharply lower, suggesting that they were now reconciled to further devaluation. A few days earlier, a new bout of panic in the Chinese stock market triggered a recently introduced circuit-breaker, which was then quickly abandoned as counter-productive. Perceptions of incompetence were rife, straining investor confidence even more.

Exactly why many markets hit bottom on February 11 is not clear. At around this time, FOMC Chair Yellen reiterated expectations for gradual tightening and downplayed recession risks. She did so again when the FOMC left rates unchanged at their March 16 and April 27 meetings. China set a GDP growth target of 6.5% to 7.0% for 2016 and hinted that the yuan had fallen far enough. China’s foreign exchange reserves stabilized. At least temporarily, sentiment had turned. Major oil producing nations failed to agree to curtail oil production, and the market shrugged it off. The Index, down nearly 14% for the fiscal year on February 11, regained almost 13% by April 29; the price of a barrel of oil soared 75%. The FOMC’s preferred measure of inflationary expectations bounced 0.40% to 1.82%.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 2.82% in the six-months through April, the Barclays U.S Treasury Bond sub-index added 2.50%. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 4.34%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 2.38%, in both cases from a losing position at the end of January.

U.S. equities, represented by the S&P 500® Index including dividends, gained just 0.43% for the six-months, 7.05% in the last three, paced by the more defensive telecoms 14.68% and utilities 12.75%. The worst performing sector was technology -4.32% as a number of prominent names missed first quarter earnings estimates. In total S&P 500® earnings per share were forecast to suffer their fourth consecutive year-over-year decline.

In currencies, the dollar suffered from reduced expectations for U.S. interest rate increases and a growing skepticism about the effectiveness of euro zone and Japanese quantitative easing. The dollar lost 3.89% against the euro, 11.71% against the yen, but advanced 5.60% against the pound as latterly the possibility of Britain’s exit from the European Union loomed larger.

In international markets, the MSCI Japan® Index slumped 13.85% in the six-months through April, as the yen rose sharply, threatening yen-denominated profitability. The MSCI Europe ex UK® Index lost 7.57%, with the financials sector particularly hard hit by the margin-squeezing effect of low (if not negative) interest rates. The MSCI UK® Index, edged up 0.02%. Its financials also suffered from low interest rates, but the losses were offset by gains on defensive staples and by recovering energy and materials.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

FTSE EPRA/NAREIT Developed ex-US Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) outside the United States. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2016 (as a percentage of net assets)
United States	55 .1%
Japan	13 .7%
France	7 .7%
Hong Kong	7 .0%
Australia	5 .9%
United Kingdom	5 .6%
Germany	3 .0%
Netherlands	1 .1%
Sweden	0 .5%
Spain	0 .3%
Assets in Excess of Other Liabilities*	0 .1%
Net Assets	100 .0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Global Real Estate Fund (“Global Real Estate” or the “Fund”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Global Cheif Investment Officer, CFA, Steven D. Burton, Co-Chief Investment Officer, CFA, and Joseph P. Smith, President and Co-Chief Investment Officer, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.67%, compared to the FTSE EPRA/NAREIT Developed Net Index and S&P 500® Index, which returned 3.63% and 0.43%, respectively, for the same period.

Portfolio Specifics: Global real estate shares, as measured by the FTSE EPRA/NAREIT Developed Net Index, generated a return of 3.63% over the six-month reporting period, led by positive returns in the Asia-Pacific region, up 7.3%, and the Americas, up 4.3%. Europe was a modest underperformer, down 3.8%, as positive returns on the Continent were overshadowed by the performance of the U.K. property markets, down 15.3%, due to concerns regarding the U.K. leaving the European Union (“Brexit”). We believe global property markets continue to offer prospects for solid total returns for property companies. Global economic growth, although muted versus past cycles, remains in the 3% range and offers opportunity for investors in property companies. The combination of moderate yet steady economic growth and historically low long-term interest rates bodes well for real estate and real estate securities. We believe the economic and real estate cycle remains in a recovery stage that has further to run and that our high single-digit projection for 2016 total return for global real estate securities continues to be conservative. The slower pace of economic recovery, subdued development starts, a low inflation/low interest rate environment, and wide spread between initial yields on real estate and high quality bonds should support continued investor demand for real estate. Rates of economic growth are increasingly divergent around the globe and are reflected in central bank monetary policy. The U.S. Federal Reserve Bank is entering a tightening phase, however gradual, versus other geographies which will maintain accommodative monetary policies, including the European Central Bank (“ECB”), Bank of Japan and Bank of China. Listed property company earnings will generally remain solid in this environment, with improving occupancies, higher rents, and active transaction markets. We believe any meaningful volatility generated from central bank actions creates an opportunity to buy high quality real estate companies with visible earnings at discounted prices.

The Fund trailed the FTSE EPRA/NAREIT Developed Net Index during the period as the value added by positive positioning in Europe was more than offset by positioning in the Americas and the Asia-Pacific region. In the Americas, positions in U.S. office and hotel companies underperformed, and an underweight to the outperforming Canadian market detracted from relative returns. Despite decelerating property fundamentals, Canadian REITs outperformed as the result of the recovery in oil prices and a strengthening currency. In the Asia-Pacific region, positioning in Japan was the primary detractor from relative performance in the region as Tokyo-focused developers underperformed despite clear evidence of improving property fundamentals. This more than offset the benefit of positive asset allocation decisions in Hong Kong and Australia. Positive relative performance was generated in the European region, primarily as the result of an overweight to German residential and Paris office.

Top Ten Holdings as of April 30, 2016 (as a percentage of net assets)
Simon Property Group, Inc.	5.7%
Equity Residential	3.6%
Welltower, Inc.	3.4%
Public Storage, Inc.	3.3%
General Growth Properties, Inc.	3.0%
Unibail-Rodamco SE	2.9%
Klepierre	2.8%
AvalonBay Communities, Inc.	2.8%
Land Securities Group PLC	2.7%
ProLogis, Inc.	2.6%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In the Asia-Pacific region, we like the Japanese REIT sector, select value opportunities in Australia, and non-discretionary retail in Hong Kong. In Japan, we prefer REITs with exposure to the Tokyo office market, which continues to experience improved rental growth as vacancies approach the 4% threshold, and retail in urban locations which is benefiting from strong inbound tourism and consumer spending; in addition, we like companies with access to robust acquisition pipelines from their sponsor which should lead to above average earnings growth. Australian investments are benefiting from an attractive combination of yield and growth, plus mergers and acquisitions (“M&A”) activity which has recently increased given wide access to attractively priced capital by quality institutional investors with scale; that said, after the recent strong performance we are more selective. We are generally cautious in Hong Kong and Singapore as the result of the indirect impact of weaker demand from mainland China, which is weighing on demand across all property types; non-discretionary retail in Hong Kong remains resilient.

We like the prospects for property companies in the U.K., which are attractively valued on Brexit concerns and remain selective in Europe. In the U.K., property fundamentals are improving more visibly than on the Continent, although the Continent presents opportunity for extra current yield, particularly as the ECB continues to provide monetary

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL REAL ESTATE FUND

stimulus through 2016. Our investments are focused on companies with higher growth characteristics, such as London office companies, dominant Continental retail companies and German residential, all of which have reported steadily improving rental growth. The portfolio also includes select value names which offer a high level of cash flow and dividend yield. These tend to be on the Continent, which is characterized by slow growth but with gradually improving fundamentals. The investment market remains extremely active with elevated demand for prime properties in London and Paris and associated downward pressure on cap rates with investors competing with one another for these deals. Concerns surrounding Brexit have caused transaction volumes in the U.K. to slow as the June 23rd referendum vote draws nearer. Cap rates on transactions nonetheless are regularly in the 4% range. We also believe that there may be more M&A activity involving euro zone property companies.

In the U.S., we prefer discounted stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. Specifically, we favor the apartment sector, data centers and high-end mall companies; we are more selective in the net lease and healthcare sectors, although acknowledge the relative attractiveness of dividend yield in an uncertain market. By geography, this includes many of the gateway cities located in the northeast and in California, including New York, San Francisco and Los Angeles. We remain cautious on the Washington D.C. metro area, which continues to be soft, particularly in northern Virginia. We remain cautious on the more bond-like sectors of net lease and healthcare, but take into account potential syndicate activity and takeover possibilities in our portfolio positioning, as well as acknowledge safe and growing dividend yields.

The spread between capitalization rates and 10-year sovereign bond yields remains at historically wide levels, and suggests that there is plenty of “cushion” as bond yields increase, especially considering that we are still early to mid-way in the rental rate recovery cycle in many real estate markets globally. We expect an increase in long-term rates around the globe to be muted given continued sluggish economic growth globally, generally accommodative central bank policy, a decelerating China and low rates on a relative basis in Europe and Japan.

Low levels of new construction globally also suggest that owners of existing properties should continue to enjoy improved pricing power. With expected earnings growth in the 6-7% range for this year and next, dividends growing at about the same pace as earnings, listed property companies trading at a discount to private market values and M&A activity heating up, we believe listed real estate is not overvalued and continues to offer investors an attractive investment option anchored by current income via the dividend.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

5

VOYA INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2016 (as a percentage of net assets)
Japan	26.5%
Hong Kong	13.1%
United Kingdom	12.3%
Australia	12.2%
France	9.1%
Germany	9.1%
Singapore	3.8%
Canada	2.9%
Sweden	2.7%
Netherlands	1.4%
Countries between 0.5%–1.1%ˆ	4.1%
Assets in Excess of Other Liabilities	2.8%
Net Assets	100.0%

^ Includes 5 countries, which each represents 0.5%–1.1% of net assets.
Portfolio holdings are subject to change daily.

Voya International Real Estate Fund (“International Real Estate” or the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Global Cheif Investment Officer, CFA, Steven D. Burton, Co-Chief Investment Officer, CFA, and Joseph P. Smith, President and Co-Chief Investment Officer, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.30% compared to the FTSE EPRA/NAREIT Developed ex-US Net Index and S&P 500® Index which returned 3.35% and 0.43%, respectively, for the same period.

Portfolio Specifics: International real estate shares, as measured by the FTSE EPRA/NAREIT Developed ex-US Net Index, generated a return of 3.35% over the past six months, led by positive returns in the Americas, up 12.5%, and the Asia-Pacific region, up 7.3%. Europe was a modest underperformer, down 3.8%, as positive returns on the Continent were overshadowed by the performance of the U.K. property markets, down 15.3%, due to concerns regarding the U.K. leaving the European Union (“Brexit”). We believe international property markets continue to offer prospects for solid total returns. Global economic growth, although muted versus past cycles, remains in the 3% range and offers opportunity for investors in property companies. The combination of moderate yet steady economic growth and historically low long-term interest rates bodes well for real estate and real estate securities. We believe the economic and real estate cycle remains in a recovery stage that has further to run and that our high single digit projection for 2016 total return for global real estate securities continues to be conservative. The slower pace of economic recovery, subdued development starts, a low inflation/low interest rate environment, and a wide spread between initial yields on real estate and high quality bonds, should support continued investor demand for real estate. Rates of economic growth are increasingly divergent around the globe and are reflected in central bank monetary policy. The U.S. Federal Reserve Bank is entering a tightening phase, however gradual, versus other geographies which will maintain accommodative monetary policies, including the European Central Bank (“ECB”), Bank of Japan and Bank of China. Listed property company earnings will generally remain solid in this environment, with improving occupancies, higher rents, and active transaction markets. We believe any meaningful volatility generated from central bank actions creates an opportunity to buy high quality real estate companies with visible earnings at discounted prices.

The portfolio trailed the FTSE EPRA/NAREIT Developed ex-US Net Index during the period as the value added by positive stock selection in Continental Europe was more than offset by positioning in the Asia-Pacific region, the U.K. and Canada. In the Asia-Pacific region, stock selection in Hong Kong accounted for a majority of the relative shortfall due to positioning in the retail sector as well as China-focused residential developers. Positioning in Japan was a drag on relative performance as positions in Tokyo-focused developers underperformed despite clear evidence of improving property fundamentals. In the U.K., property shares underperformed due primarily to Brexit fears. An underweight to the outperforming Canadian market also detracted from relative returns. Despite decelerating property fundamentals, Canadian REITs outperformed as the result of the recovery in oil prices and a strengthening currency. Positive stock selection was generated in Continental Europe, primarily as the result of an overweight to German residential and Paris office.

Top Ten Holdings as of April 30, 2016 (as a percentage of net assets)
Sun Hung Kai Properties Ltd.	5 .7%
Unibail-Rodamco SE	5 .0%
Link REIT	4 .8%
Mitsubishi Estate Co., Ltd.	4 .7%
Westfield Corp.	3 .4%
Sumitomo Realty & Development Co., Ltd.	3 .3%
Kenedix Office Investment Corp.	3 .2%
Kenedix Retail REIT Corp.	3 .2%
Mitsui Fudosan Co., Ltd.	3 .1%
Land Securities Group PLC	3 .0%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: By market, we continue to like the prospects for property companies on Continental Europe, where we expect improvement in fundamentals as the ECB continues to provide monetary stimulus through 2016. Our Continental European investments favor pan-European retail companies, German residential, and select discounted owners of office assets. In the U.K., we favor the large cap companies which are trading at material discounts to underlying real estate value. We acknowledge that the U.K. market will remain choppy until the uncertainty around “Brexit” is resolved. In Australia, we prefer companies with exposure to the improving office Sydney market, cap rate compression, and/or merger and acquisition (“M&A”) potential. In Japan, we believe that J-REITs with higher-quality portfolios, supportive sponsors, and above average dividend yields will outperform. Elsewhere in Asia, we remain selective, focusing on companies executing well in a challenging environment and trading at material discounts to underlying real estate value. We continue to remain underweight Canada given a dearth of growth opportunities.

Low levels of new construction globally also suggest that owners of existing properties should continue to enjoy improved pricing power. With expected earnings growth in the 6% range for this year and next, dividends growing at about the same pace as earnings, listed property companies trading at a discount to private market values and M&A

6

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

activity heating up, we believe listed real estate is not overvalued and continues to offer investors an attractive investment option anchored by current income via the dividend.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2016*	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2016*
Voya Global Real Estate Fund
Class A	$1,000.00	$1,016.70	1.29%	$6.47	$1,000.00	$1,018.45	1.29%	$6.47
Class B	1,000.00	1,012.70	2.04	10.21	1,000.00	1,014.72	2.04	10.22
Class C	1,000.00	1,013.00	2.04	10.21	1,000.00	1,014.72	2.04	10.22
Class I	1,000.00	1,017.70	1.00	5.02	1,000.00	1,019.89	1.00	5.02
Class O	1,000.00	1,016.90	1.29	6.47	1,000.00	1,018.45	1.29	6.47
Class R	1,000.00	1,015.40	1.54	7.72	1,000.00	1,017.21	1.54	7.72
Class R6	1,000.00	1,018.90	0.87	4.37	1,000.00	1,020.54	0.87	4.37
Class W	1,000.00	1,017.60	1.04	5.22	1,000.00	1,019.69	1.04	5.22

Voya International Real Estate Fund
Class A	$1,000.00	$1,003.00	1.45%	$7.22	$1,000.00	$1,017.65	1.45%	$7.27
Class B	1,000.00	999.80	2.20	10.94	1,000.00	1,013.92	2.20	11.02
Class C	1,000.00	1,000.30	2.20	10.94	1,000.00	1,013.92	2.20	11.02
Class I	1,000.00	1,004.50	1.13	5.63	1,000.00	1,019.24	1.13	5.67
Class W	1,000.00	1,004.20	1.20	5.98	1,000.00	1,018.90	1.20	6.02

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2016 (UNAUDITED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
ASSETS:
Investments in securities at fair value+*	$3,687,382,810	$536,285,646
Short-term investments at fair value**	20,939,868	—
Total investments at fair value	$3,708,322,678	$536,285,646
Cash	10,022	7,547,773
Foreign currencies at value***	40,363	13,513
Receivables:
Investment securities sold	20,795,513	11,433,127
Fund shares sold	3,561,366	124,307
Dividends	4,106,014	1,564,018
Interest	—	63
Foreign tax reclaims	1,100,643	169,372
Prepaid expenses	98,541	45,840
Receivable due from manager	276,960	—
Other assets	74,507	13,155
Total assets	3,738,386,607	557,196,814
LIABILITIES:
Payable for investment securities purchased	22,901,232	4,578,636
Payable for fund shares redeemed	8,493,273	279,778
Payable upon receipt of securities loaned	13,002,449	—
Payable for investment management fees	2,498,464	466,869
Payable for distribution and shareholder service fees	291,903	41,018
Payable to trustees under the deferred compensation plan (Note 6)	74,507	13,155
Payable for trustee fees	18,982	2,738
Other accrued expenses and liabilities	715,956	189,990
Total liabilities	47,996,766	5,572,184
NET ASSETS	$3,690,389,841	$551,624,630

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,987,466,562	$792,086,148
Undistributed (distributions in excess of) net investment income	(64,835,904)	533,372
Accumulated net realized loss	(280,922,383)	(331,445,495)
Net unrealized appreciation	1,048,681,566	90,450,605
NET ASSETS	$3,690,389,841	$551,624,630

+ Including securities loaned at value	$12,678,150	$—
* Cost of investments in securities	$2,638,913,501	$445,888,448
** Cost of short-term investments	$20,939,868	$—
*** Cost of foreign currencies	$40,355	$13,545

See Accompanying Notes to Financial Statements

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2016 (UNAUDITED) (CONTINUED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
Class A
Net assets	$703,634,189	$153,091,489
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	35,096,873	17,291,120
Net asset value and redemption price per share†	$20.05	$8.85
Maximum offering price per share (5.75%)(1)	$21.27	$9.39

Class B
Net assets	$2,267,460	$75,056
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	140,669	8,480
Net asset value and redemption price per share†	$16.12	$8.85

Class C
Net assets	$169,035,363	$11,977,645
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	9,806,311	1,358,272
Net asset value and redemption price per share†	$17.24	$8.82

Class I
Net assets	$2,359,841,262	$360,331,971
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	117,738,235	40,667,298
Net asset value and redemption price per share	$20.04	$8.86

Class O
Net assets	$12,779,034	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	637,506	n/a
Net asset value and redemption price per share	$20.05	n/a

Class R
Net assets	$2,749,615	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	137,565	n/a
Net asset value and redemption price per share	$19.99	n/a

Class R6
Net assets	$103,914,736	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	5,183,534	n/a
Net asset value and redemption price per share	$20.05	n/a

Class W
Net assets	$336,168,182	$26,148,469
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	16,739,081	2,940,025
Net asset value and redemption price per share	$20.08	$8.89

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$62,818,493	$7,907,064
Interest	—	266
Securities lending income, net	693	—
Total investment income	62,819,186	7,907,330

EXPENSES:
Investment management fees	15,319,946	2,823,985
Distribution and shareholder service fees:
Class A	939,077	187,635
Class B	12,595	477
Class C	850,470	59,408
Class O	15,491	—
Class R	5,827	—
Transfer agent fees:
Class A	637,105	53,777
Class B	2,177	34
Class C	143,203	4,257
Class I	1,566,443	12,777
Class O	10,401	—
Class R	1,937	—
Class R6	1,068	—
Class W	264,625	9,792
Shareholder reporting expense	273,000	14,450
Registration fees	76,808	34,453
Professional fees	93,730	17,290
Custody and accounting expense	544,908	152,085
Trustee fees	56,945	8,217
Miscellaneous expense	141,571	16,826
Interest expense	990	1,893
Total expenses	20,958,317	3,397,356
Brokerage commission recapture	(12,197)	—
Net expenses	20,946,120	3,397,356
Net investment income	41,873,066	4,509,974

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	98,503,268	(16,542,695)
Foreign currency related transactions	(43,441)	(212,196)
Net realized gain (loss)	98,459,827	(16,754,891)
Net change in unrealized appreciation (depreciation) on:
Investments	(94,888,784)	10,192,056
Foreign currency related transactions	218,397	67,114
Net change in unrealized appreciation (depreciation)	(94,670,387)	10,259,170
Net realized and unrealized gain (loss)	3,789,440	(6,495,721)
Increase (decrease) in net assets resulting from operations	$45,662,506	$(1,985,747)

* Foreign taxes withheld	$2,776,233	$833,373

See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Global Real Estate Fund		Voya International Real Estate Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015	Six Months Ended April 30, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$41,873,066	$62,557,862	$4,509,974	$10,206,169
Net realized gain (loss)	98,459,827	226,938,768	(16,754,891)	17,241,660
Net change in unrealized appreciation (depreciation)	(94,670,387)	(275,039,197)	10,259,170	(39,119,479)
Increase (decrease) in net assets resulting from operations	45,662,506	14,457,433	(1,985,747)	(11,671,650)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(10,973,057)	(23,148,523)	(970,526)	(8,470,317)
Class B	(36,087)	(112,066)	(159)	(34,394)
Class C	(2,346,625)	(3,559,894)	(30,152)	(590,644)
Class I	(39,639,565)	(74,698,599)	(2,761,439)	(21,653,308)
Class O	(188,545)	(289,320)	—	—
Class R	(35,455)	(34,619)	—	—
Class R6	(1,723,731)	(2,605,545)	—	—
Class W	(5,275,417)	(9,106,610)	(201,590)	(1,674,506)
Return of capital:
Class A	—	—	—	(353,610)
Class B	—	—	—	(1,025)
Class C	—	—	—	(29,460)
Class I	—	—	—	(895,649)
Class W	—	—	—	(75,298)
Total distributions	(60,218,482)	(113,555,176)	(3,963,866)	(33,778,211)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	382,110,471	957,171,226	58,283,876	170,415,151
Reinvestment of distributions	54,758,799	102,724,473	1,531,387	14,675,195
	436,869,270	1,059,895,699	59,815,263	185,090,346
Cost of shares redeemed	(907,878,403)	(2,013,843,086)	(147,052,958)	(129,372,800)
Net increase (decrease) in net assets resulting from capital share transactions	(471,009,133)	(953,947,387)	(87,237,695)	55,717,546
Net increase (decrease) in net assets	(485,565,109)	(1,053,045,130)	(93,187,308)	10,267,685

NET ASSETS:
Beginning of year or period	4,175,954,950	5,229,000,080	644,811,938	634,544,253
End of year or period	$3,690,389,841	$4,175,954,950	$551,624,630	$644,811,938
Undistributed (distributions in excess of) net investment income at end of year or period	$(64,835,904)	$(46,490,488)	$533,372	$(12,736)

See Accompanying Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Real Estate Fund
Class A
04-30-16	20.01	0.19	•	0.14	0.33	0.29	—	—	0.29	—	20.05	1.67	1.29	1.29		1.29		1.99		703,634	18
10-31-15	20.42	0.23	•	(0.21)	0.02	0.43	—	—	0.43	—	20.01	0.11	1.26	1.26		1.26		1.13		877,431	42
10-31-14	18.85	0.28	•	1.70	1.98	0.41	—	—	0.41	—	20.42	10.64	1.26	1.26		1.26		1.45		1,199,991	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.53	1.24	1.24		1.24		1.27		1,520,287	38
10-31-12	15.74	0.26		1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.04	1.30	1.30		1.30		1.61		1,382,691	36
10-31-11	16.25	0.23		(0.15)	0.08	0.45	—	0.14	0.59	—	15.74	0.52	1.31	1.31	†	1.31	†	1.34	†	1,212,619	37
Class B
04-30-16	16.15	0.10	•	0.10	0.20	0.23	—	—	0.23	—	16.12	1.27	2.04	2.04		2.04		1.25		2,267	18
10-31-15	16.56	0.09	•	(0.20)	(0.11)	0.30	—	—	0.30	—	16.15	(0.66)	2.01	2.01		2.01		0.52		3,165	42
10-31-14	15.37	0.11	•	1.38	1.49	0.30	—	—	0.30	—	16.56	9.82	2.01	2.01		2.01		0.68		8,228	40
10-31-13	14.45	0.08	•	1.44	1.52	0.60	—	—	0.60	—	15.37	10.74	1.99	1.99		1.99		0.53		10,867	38
10-31-12	13.02	0.12	•	1.57	1.69	0.20	—	0.06	0.26	—	14.45	13.11	2.05	2.05		2.05		0.87		12,849	36
10-31-11	13.54	0.08	•	(0.11)	(0.03)	0.35	—	0.14	0.49	—	13.02	(0.19)	2.06	2.06	†	2.06	†	0.57	†	14,716	37
Class C
04-30-16	17.25	0.11	•	0.11	0.22	0.23	—	—	0.23	—	17.24	1.30	2.04	2.04		2.04		1.30		169,035	18
10-31-15	17.67	0.06	•	(0.17)	(0.11)	0.31	—	—	0.31	—	17.25	(0.65)	2.01	2.01		2.01		0.34		184,435	42
10-31-14	16.37	0.11	•	1.48	1.59	0.29	—	—	0.29	—	17.67	9.84	2.01	2.01		2.01		0.66		215,023	40
10-31-13	15.35	0.08	•	1.54	1.62	0.60	—	—	0.60	—	16.37	10.72	1.99	1.99		1.99		0.52		228,913	38
10-31-12	13.81	0.12	•	1.68	1.80	0.20	—	0.06	0.26	—	15.35	13.11	2.05	2.05		2.05		0.86		209,857	36
10-31-11	14.33	0.10		(0.13)	(0.03)	0.35	—	0.14	0.49	—	13.81	(0.19)	2.06	2.06	†	2.06	†	0.58	†	207,588	37
Class I
04-30-16	20.01	0.22	•	0.13	0.35	0.32	—	—	0.32	—	20.04	1.77	1.00	1.00		1.00		2.33		2,359,841	18
10-31-15	20.42	0.28	•	(0.20)	0.08	0.49	—	—	0.49	—	20.01	0.41	0.99	0.99		0.99		1.39		2,665,641	42
10-31-14	18.85	0.34		1.69	2.03	0.46	—	—	0.46	—	20.42	10.97	0.98	0.98		0.98		1.67		3,294,318	40
10-31-13	17.57	0.28	•	1.76	2.04	0.76	—	—	0.76	—	18.85	11.83	0.97	0.97		0.97		1.54		2,824,712	38
10-31-12	15.75	0.28		1.95	2.23	0.35	—	0.06	0.41	—	17.57	14.30	1.00	1.00		1.00		1.88		2,495,254	36
10-31-11	16.25	0.27	•	(0.12)	0.15	0.51	—	0.14	0.65	—	15.75	0.92	0.99	0.99	†	0.99	†	1.65	†	1,709,220	37
Class O
04-30-16	20.01	0.20	•	0.13	0.33	0.29	—	—	0.29	—	20.05	1.69	1.29	1.29		1.29		2.06		12,779	18
10-31-15	20.42	0.22	•	(0.20)	0.02	0.43	—	—	0.43	—	20.01	0.12	1.26	1.26		1.26		1.08		12,976	42
10-31-14	18.85	0.26		1.72	1.98	0.41	—	—	0.41	—	20.42	10.65	1.26	1.26		1.26		1.40		14,360	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.52	1.24	1.24		1.24		1.27		14,157	38
10-31-12	15.74	0.26	•	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.03	1.30	1.30		1.30		1.61		13,974	36
10-31-11	16.25	0.20		(0.12)	0.08	0.45	—	0.14	0.59	—	15.74	0.51	1.31	1.31	†	1.31	†	1.33	†	13,521	37
Class R
04-30-16	19.96	0.18	•	0.12	0.30	0.27	—	—	0.27	—	19.99	1.54	1.54	1.54		1.54		1.93		2,750	18
10-31-15	20.37	0.15	•	(0.18)	(0.03)	0.38	—	—	0.38	—	19.96	(0.12)	1.51	1.51		1.51		0.72		2,231	42
10-31-14	18.82	0.23	•	1.69	1.92	0.37	—	—	0.37	—	20.37	10.35	1.51	1.51		1.51		1.17		1,631	40
10-31-13	17.52	0.20	•	1.74	1.94	0.64	—	—	0.64	—	18.82	11.28	1.49	1.49		1.49		1.06		733	38
10-31-12	15.73	0.16	•	1.98	2.14	0.29	—	0.06	0.35	—	17.52	13.71	1.55	1.55		1.55		0.97		1,134	36
08-05-11(4)–10-31-11	15.54	(0.02	)•	0.31	0.29	0.05	—	0.05	0.10	—	15.73	1.98	1.56	1.56	†	1.56	†	(0.56	)†	3	37
Class R6
04-30-16	20.01	0.24	•	0.13	0.37	0.33	—	—	0.33	—	20.05	1.89	0.87	0.87		0.87		2.53		103,915	18
10-31-15	20.42	0.29	•	(0.19)	0.10	0.51	—	—	0.51	—	20.01	0.53	0.87	0.87		0.87		1.45		105,257	42
07-15-14(4)–10-31-14	20.36	(0.03	)•	0.20	0.17	0.11	—	—	0.11	—	20.42	0.87	0.87	0.87		0.87		(0.56)		103,446	40
Class W
04-30-16	20.05	0.23	•	0.12	0.35	0.32	—	—	0.32	—	20.08	1.76	1.04	1.04		1.04		2.35		336,168	18
10-31-15	20.46	0.27	•	(0.20)	0.07	0.48	—	—	0.48	—	20.05	0.38	1.01	1.01		1.01		1.35		324,820	42
10-31-14	18.89	0.33	•	1.70	2.03	0.46	—	—	0.46	—	20.46	10.91	1.01	1.01		1.01		1.70		392,003	40
10-31-13	17.60	0.27		1.77	2.04	0.75	—	—	0.75	—	18.89	11.84	0.99	0.99		0.99		1.51		388,314	38
10-31-12	15.77	0.29		1.94	2.23	0.34	—	0.06	0.40	—	17.60	14.29	1.05	1.05		1.05		1.82		371,321	36
10-31-11	16.28	0.26	•	(0.14)	0.12	0.49	—	0.14	0.63	—	15.77	0.78	1.06	1.06	†	1.06	†	1.59	†	283,208	37

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Real Estate Fund
Class A
04-30-16	8.88	0.06	•	(0.04)	0.02	0.05	—	—	0.05	—	8.85	0.30		1.45	1.45	1.45	1.45	153,091	42
10-31-15	9.52	0.13		(0.31)	(0.18)	0.44	—	0.02	0.46	—	8.88	(1.91	)(a)	1.40	1.40	1.40	1.39	166,211	84
10-31-14	9.66	0.16		0.23	0.39	0.53	—	—	0.53	—	9.52	4.30		1.42	1.42	1.42	1.74	185,840	67
10-31-13	8.99	0.13		1.15	1.28	0.61	—	—	0.61	—	9.66	14.70		1.46	1.45	1.45	1.44	192,225	50
10-31-12	7.81	0.19		1.18	1.37	0.19	—	—	0.19	—	8.99	17.90		1.47	1.50	1.50	2.23	179,398	44
10-31-11	8.85	0.15		(0.73)	(0.58)	0.46	—	—	0.46	—	7.81	(6.96)		1.47	1.47	1.47	1.84	189,499	66
Class B
04-30-16	8.87	0.03	•	(0.03)	0.00 *	0.02	—	—	0.02	—	8.85	(0.02)		2.20	2.20	2.20	0.76	75	42
10-31-15	9.50	0.11	•	(0.36)	(0.25)	0.36	—	0.02	0.38	—	8.87	(2.71	)(a)	2.15	2.15	2.15	1.14	196	84
10-31-14	9.64	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.50	3.49		2.17	2.17	2.17	1.01	1,138	67
10-31-13	8.96	0.06	•	1.15	1.21	0.53	—	—	0.53	—	9.64	13.96		2.21	2.20	2.20	0.69	1,554	50
10-31-12	7.78	0.13		1.18	1.31	0.13	—	—	0.13	—	8.96	17.07		2.22	2.25	2.25	1.46	1,682	44
10-31-11	8.82	0.09	•	(0.74)	(0.65)	0.39	—	—	0.39	—	7.78	(7.79)		2.22	2.22	2.22	1.06	2,088	66
Class C
04-30-16	8.84	0.03	•	(0.03)	0.00 *	0.02	—	—	0.02	—	8.82	0.03		2.20	2.20	2.20	0.70	11,978	42
10-31-15	9.49	0.07		(0.33)	(0.26)	0.37	—	0.02	0.39	—	8.84	(2.74	)(a)	2.15	2.15	2.15	0.64	13,225	84
10-31-14	9.63	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.49	3.52		2.17	2.17	2.17	0.98	15,391	67
10-31-13	8.96	0.07		1.14	1.21	0.54	—	—	0.54	—	9.63	13.88		2.21	2.20	2.20	0.69	17,163	50
10-31-12	7.78	0.12		1.19	1.31	0.13	—	—	0.13	—	8.96	17.07		2.22	2.25	2.25	1.46	16,340	44
10-31-11	8.81	0.11		(0.75)	(0.64)	0.39	—	—	0.39	—	7.78	(7.64)		2.22	2.22	2.22	1.12	18,966	66
Class I
04-30-16	8.89	0.07	•	(0.03)	0.04	0.07	—	—	0.07	—	8.86	0.45		1.13	1.13	1.13	1.77	360,332	42
10-31-15	9.53	0.15	•	(0.30)	(0.15)	0.47	—	0.02	0.49	—	8.89	(1.59	)(a)	1.09	1.09	1.09	1.65	432,423	84
10-31-14	9.67	0.18		0.24	0.42	0.56	—	—	0.56	—	9.53	4.62		1.12	1.12	1.12	1.98	399,924	67
10-31-13	9.00	0.16		1.15	1.31	0.64	—	—	0.64	—	9.67	15.04		1.15	1.14	1.14	1.76	331,721	50
10-31-12	7.82	0.20		1.20	1.40	0.22	—	—	0.22	—	9.00	18.30		1.17	1.17	1.17	2.56	288,945	44
10-31-11	8.87	0.19		(0.75)	(0.56)	0.49	—	—	0.49	—	7.82	(6.75)		1.14	1.14	1.14	2.08	253,837	66
Class W
04-30-16	8.92	0.07	•	(0.04)	0.03	0.06	—	—	0.06	—	8.89	0.42		1.20	1.20	1.20	1.69	26,148	42
10-31-15	9.56	0.13		(0.29)	(0.16)	0.46	—	0.02	0.48	—	8.92	(1.65	)(a)	1.15	1.15	1.15	1.55	32,756	84
10-31-14	9.70	0.18		0.23	0.41	0.55	—	—	0.55	—	9.56	4.55		1.17	1.17	1.17	1.93	32,251	67
10-31-13	9.02	0.15		1.16	1.31	0.63	—	—	0.63	—	9.70	15.06		1.21	1.20	1.20	1.70	29,625	50
10-31-12	7.84	0.16		1.23	1.39	0.21	—	—	0.21	—	9.02	18.15		1.22	1.22	1.22	2.20	23,057	44
10-31-11	8.89	0.19	•	(0.75)	(0.56)	0.49	—	—	0.49	—	7.84	(6.76)		1.22	1.22	1.22	2.21	10,270	66

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, International Real Estate total return would have been (2.03)%, (2.82)%, (2.86)%, (1.71)% and (1.77)% for Classes A, B, C, I and W, respectively.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2016 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Mutual Funds (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are thirteen separate active investment series, two of which are included in this report, (each, a “Fund” and collectively, the “Funds”): Voya Global Real Estate Fund (“Global Real Estate”) and Voya International Real Estate Fund (“International Real Estate”). Each Fund is a diversified series of the Trust.

Each Fund offers at least five or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.   Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service.

15

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of

16

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

17

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

H.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$678,800,699	$1,144,743,897
International Real Estate	228,273,633	321,114,652

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; and 0.80% in excess of $500 million
International Real Estate	1.10% on the first $250 million; 1.00% on the next $250 million; and 0.90% in excess of $500 million

CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6, and Class W, has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the

18

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2016, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$8,577	$—
International Real Estate	191	—

Contingent Deferred Sales Charges:
Global Real Estate	$6,053	$1,880
International Real Estate	—	916

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2016, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Funds.

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a deferred compensation plan (the “Plan”), which allows eligible independent trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate	1.40%	2.15%	2.15%	1.15%	1.40%	1.65%	1.10%	1.15%
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	1.25%

Pursuant to a side letter agreement, through at least March 1, 2017, the Investment Adviser and CBRE Clarion Securities LLC have further lowered the expense limits for International Real Estate. If the Investment Adviser and CBRE Clarion Securities LLC elect not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. Termination or modification of this obligation requires approval by the Board.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
International Real Estate(1)	1.45%	2.20%	2.20%	1.20%	N/A	N/A	N/A	1.20%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not

19

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of April 30, 2016, the Funds did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreements are contractual through March 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended April 30, 2016:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate	9	$2,938,111	1.37%
International Real Estate	15	3,665,533	1.26

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Real Estate
Class A
4/30/2016	4,073,028	—	524,530	(13,348,025)	(8,750,467)	77,047,250	—	10,412,002	(252,058,990)	(164,599,738)
10/31/2015	11,847,897	—	1,102,062	(27,869,435)	(14,919,476)	242,097,059	—	22,157,017	(562,987,667)	(298,733,591)
Class B
4/30/2016	339	—	1,998	(57,684)	(55,347)	5,398	—	31,966	(898,685)	(861,321)
10/31/2015	823	—	6,037	(307,743)	(300,883)	13,568	—	98,674	(5,118,376)	(5,006,134)
Class C
4/30/2016	165,979	—	105,078	(1,156,307)	(885,250)	2,785,282	—	1,798,852	(19,272,795)	(14,688,661)
10/31/2015	801,012	—	156,966	(2,436,554)	(1,478,576)	14,223,359	—	2,724,678	(42,713,731)	(25,765,694)
Class I
4/30/2016	11,888,066	—	1,819,688	(29,213,385)	(15,505,631)	228,159,523	—	36,112,949	(561,467,551)	(297,195,079)
10/31/2015	29,024,321	—	3,337,977	(60,459,954)	(28,097,656)	593,515,396	—	67,000,377	(1,231,049,693)	(570,533,920)
Class O
4/30/2016	29,015	—	262	(40,246)	(10,969)	565,718	—	5,210	(783,390)	(212,462)
10/31/2015	48,051	—	387	(103,198)	(54,760)	978,258	—	7,756	(2,105,513)	(1,119,499)
Class R
4/30/2016	51,934	—	1,430	(27,566)	25,798	989,387	—	28,402	(540,551)	477,238
10/31/2015	54,845	—	1,572	(24,741)	31,676	1,117,748	—	31,391	(498,542)	650,597
Class R6
4/30/2016	576,775	—	85,370	(738,873)	(76,728)	10,785,012	—	1,695,015	(14,561,116)	(2,081,089)
10/31/2015	781,783	—	130,039	(716,952)	194,870	15,802,483	—	2,605,545	(14,494,828)	3,913,200
Class W
4/30/2016	3,331,532	—	234,836	(3,029,900)	536,468	61,772,901	—	4,674,403	(58,295,325)	8,151,979
10/31/2015	4,387,268	—	402,871	(7,747,444)	(2,957,305)	89,423,355	—	8,099,035	(154,874,735)	(57,352,345)
International Real Estate
Class A
4/30/2016	122,548	—	112,892	(1,659,433)	(1,423,993)	1,038,825	—	962,572	(13,540,360)	(11,538,963)
10/31/2015	574,371	—	968,616	(2,345,425)	(802,438)	5,324,634	—	8,749,711	(21,364,193)	(7,289,848)

20

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
International Real Estate, continued
Class B
4/30/2016	4	—	11	(13,622)	(13,607)	31	—	100	(117,256)	(117,125)
10/31/2015	2,878	—	2,814	(103,417)	(97,725)	26,365	—	25,269	(959,612)	(907,978)
Class C
4/30/2016	32,810	—	2,796	(172,657)	(137,051)	267,576	—	23,894	(1,431,395)	(1,139,925)
10/31/2015	152,765	—	51,012	(330,912)	(127,135)	1,408,838	—	459,758	(3,031,902)	(1,163,306)
Class I
4/30/2016	6,557,385	—	60,074	(14,602,160)	(7,984,701)	54,709,399	—	512,351	(123,413,103)	(68,191,353)
10/31/2015	16,602,040	—	574,732	(10,492,154)	6,684,618	152,006,372	—	5,195,179	(94,764,634)	62,436,917
Class W
4/30/2016	289,486	—	3,792	(1,024,967)	(731,689)	2,268,045	—	32,470	(8,550,844)	(6,250,329)
10/31/2015	1,272,009	—	27,073	(1,000,140)	298,942	11,648,942	—	245,278	(9,252,458)	2,641,762

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following table represents a summary of Global Real Estate’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2016:

Global Real Estate Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,467,556	$(1,467,556)	$—
JP Morgan Clearing Corp	10,901,179	(10,901,179)	—
Jefferies LLC	309,415	(309,415)	—
Total	$12,678,150	$(12,678,150)	$—

(1)	Collateral with a fair value of $13,002,449 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

21

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

For Global Real Estate, the tax composition of dividends and distributions in the current tax period ending April 30, 2016 has been estimated below and may change after the Fund’s tax year-end of December 31, 2016. The tax composition of dividends and distributions to shareholders was as follows:

Four Months Ended April 30, 2016	Tax Year Ended December 31, 2015
Ordinary Income	Ordinary Income
$ 34,286,839	$ 91,747,103

For International Real Estate, the tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended April 30, 2016	Year Ended October 31, 2015
Ordinary Income	Ordinary Income	Return of Capital
$ 3,963,866	$32,423,169	$1,355,042

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Late Year Ordinary Losses	Unrealized Appreciation/	Capital Loss Carryforwards
	Deferred	(Depreciation)	Amount	Character	Expiration
Global Real Estate(1)	$(37,894,094)	$818,838,866	$(67,278,117)	Short-term	2017
			(79,668,453)	Short-term	2018
			$(146,946,570)
International Real Estate	—	55,096,294	(67,952,089)	Short-term	2016
			(159,911,905)	Short-term	2017
			(43,046,092)	Short-term	2018
			(8,974,059)	Short-term	2019
			(2,969,464)	Short-term	None
			(6,743,883)	Long-term	None
			$(289,597,492)

(1)	As of the Fund’s tax year ended December 31, 2015.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of April 30, 2016, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

NOTE 12 — LITIGATION

Section A- Cox I

On September 6, 2013, Voya Investments received service of the complaint in the derivative action of Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v

22

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 12 — LITIGATION (continued)

ING Investments, LLC (“Cox I”) brought on behalf of Global Real Estate. The Cox I complaint, which was filed in the United States District Court for the District of Delaware (“Delaware Court”), alleges that Voya Investments breached its fiduciary duty under Section 36(b) of the Investment Company Act of 1940 by charging Global Real Estate excessive investment management fees (“Advisory Fees”) pursuant to a Management Agreement between Voya Investments and the Trust.

Chief among Plaintiff’s allegations is that Voya Investments retains the majority of the Advisory Fees, but hires a sub-adviser, CBRE Clarion Securities LLC, to perform essentially all of the investment management services for only a “fraction” of the total Advisory Fees. Cox I is one of many pending cases challenging the fees retained by mutual fund advisers that use a “manager of managers” structure.

The Cox I complaint seeks, among other things: (1) an order awarding damages on behalf of Global Real Estate against Voya Investments, including repayment of all unlawful and or excessive Advisory Fees paid to it by Global Real Estate from one year prior to the commencement of the action through the date of trial; and (2) rescission of the Management Agreement between Voya Investments and Global Real Estate.

Section B- Cox II

On March 13, 2015, Plaintiff served a complaint in a second case, captioned Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v Voya Investments, LLC f/k/a ING Investments, LLC and Voya Funds Services, LLC f/k/a ING Funds Services, LLC (“Cox II”). In the Cox II complaint, the Plaintiff reasserts his Section 36(b) claims with respect to the Advisory Fees as noted in Cox I, but adds a claim that the fees paid by Global Real Estate to Voya Funds Services, LLC (“VFS”) for administrative services (“Administrative Fees”) are excessive under Section 36(b). The Cox II complaint thus adds a claim, excessive Administrative Fees, and a defendant, VFS. Defendants’ Answer to the Complaint was filed on May 15, 2015.

In addition to the relief sought against Voya Investments in connection with the Management Agreement, the Cox II complaint seeks, among other things: (1) an order awarding damages on behalf of Global Real Estate against VFS, including repayment of all unlawful and/or excessive Administrative Fees paid to it by Global Real Estate from one year prior to the commencement of Cox II through the date of trial in the case; and (2) rescission of the Administrative Agreement between VFS and Global Real Estate. Prior to May 1, 2015, VFS served as administrator to Global Real Estate Fund, for which it charged Administrative Fees. On May 1, 2015, VIL replaced VFS as administrator to Global Real Estate Fund, and the Administrative and Advisory Fees charged to the Global Real Estate Fund were aggregated in one management fee paid to VIL.

Section C- Consolidation of Cox I and Cox II

On July 28, 2015, the Court issued an order approving the consolidation of Cox I and Cox II. The effect of the consolidation is that all submissions in both cases will be in one file before the Court, and the two cases will now proceed on the same schedule.

NOTE 13 — SUBSEQUENT EVENTS

Line of Credit: Effective May 20, 2016, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

23

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2016 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.9%
		Australia: 5.9%
13,659,268		GPT Group	$52,021,509	1.4
29,565,628		Mirvac Group	41,830,537	1.1
8,408,938		Scentre Group	29,847,804	0.8
12,386,484		Vicinity Centres	31,134,634	0.9
7,872,109		Westfield Corp.	60,124,254	1.6
1,024,639		Other Securities	3,235,328	0.1
			218,194,066	5.9

		France: 7.7%
395,490		Gecina S.A.	57,152,373	1.6
2,212,928		Klepierre	104,079,967	2.8
396,589		Unibail-Rodamco SE	106,304,326	2.9
207,742		Other Securities	16,343,862	0.4
			283,880,528	7.7

		Germany: 3.0%
898,862		LEG Immobilien AG	83,382,574	2.2
873,023		Other Securities	28,339,116	0.8
			111,721,690	3.0

		Hong Kong: 7.0%
12,710,500		Cheung Kong Property Holdings Ltd.	86,806,242	2.4
13,680,000		Link REIT	82,994,932	2.2
6,550,000		Sun Hung Kai Properties Ltd.	82,550,455	2.2
1,033,000		Other Securities	6,438,214	0.2
			258,789,843	7.0

		Japan: 13.7%
34,092		Japan Retail Fund Investment Corp.	83,759,579	2.3
6,463		Kenedix Office Investment Corp.	37,841,306	1.0
4,734,223		Mitsubishi Estate Co., Ltd.	89,962,618	2.4
3,404,688		Mitsui Fudosan Co., Ltd.	83,150,766	2.3
18,618		Mori Hills REIT Investment Corp.	27,937,842	0.8
22,829		Nippon Prologis REIT, Inc.	54,740,242	1.5
20,554		Orix JREIT, Inc.	34,234,752	0.9
1,003,000		Sumitomo Realty & Development Co., Ltd.	29,163,499	0.8
161,282		Other Securities	63,724,627	1.7
			504,515,231	13.7

		Netherlands: 1.1%
4,186,481		Other Securities	40,972,669	1.1

		Spain: 0.3%
603,787		Other Securities(a)	8,866,717	0.3

		Sweden: 0.5%
1,234,559		Other Securities	19,158,498	0.5

COMMON STOCK: (continued)
		United Kingdom: 5.6%
2,961,844		Great Portland Estates PLC	$32,841,682	0.9
6,091,996		Land Securities Group PLC	100,904,564	2.7
6,688,277		Other Securities	73,901,029	2.0
			207,647,275	5.6

		United States: 55.1%
435,700		Alexandria Real Estate Equities, Inc.	40,498,315	1.1
576,308		AvalonBay Communities, Inc.	101,885,491	2.8
286,430		Boston Properties, Inc.	36,909,370	1.0
888,350		DCT Industrial Trust, Inc.	35,862,690	1.0
2,847,800		DDR Corp.	49,836,500	1.4
762,792		Digital Realty Trust, Inc.	67,110,440	1.8
1,924,500		Equity Residential	131,000,715	3.6
811,600	L	Gaming and Leisure Properties, Inc.	26,612,364	0.7
3,972,854		General Growth Properties, Inc.	111,359,098	3.0
971,200		Healthcare Realty Trust, Inc.	29,407,936	0.8
1,123,998		Healthcare Trust of America, Inc.	32,472,302	0.9
3,599,535		Host Hotels & Resorts, Inc.	56,944,644	1.5
930,000		Kilroy Realty Corp.	60,273,300	1.6
3,281,730		Kimco Realty Corp.	92,282,248	2.5
1,828,600		Paramount Group, Inc.	30,537,620	0.8
1,208,792		Pebblebrook Hotel Trust	33,411,011	0.9
2,089,282		ProLogis, Inc.	94,874,296	2.6
504,924		Public Storage, Inc.	123,610,444	3.3
546,200		Regency Centers Corp.	40,254,940	1.1
1,045,820		Simon Property Group, Inc.	210,387,609	5.7
856,230		SL Green Realty Corp.	89,972,648	2.4
4,575,856		Spirit Realty Capital, Inc.	52,302,034	1.4
657,500		Sun Communities, Inc.	44,624,525	1.2
2,517,515		Sunstone Hotel Investors, Inc.	32,249,367	0.9
1,581,855		UDR, Inc.	55,238,377	1.5
6,740,700		VEREIT, Inc.	59,857,416	1.6
934,702		Vornado Realty Trust	89,479,022	2.4
1,793,400		Welltower, Inc.	124,497,828	3.4
2,036,000		Other Securities	79,883,743	2.2
			2,033,636,293	55.1

		Total Common Stock (Cost $2,638,913,501)	3,687,382,810	99.9

See Accompanying Notes to Financial Statements

24

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.6%
	Securities Lending Collateralcc: 0.4%
650,025	BNP Paribas Bank, Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $650,041, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $663,026, due 04/30/16–05/01/46)	$650,025	0.0
3,088,108	Citigroup, Inc., Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $3,088,184, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $3,149,870, due 06/30/17–05/01/46)	3,088,108	0.1
3,088,108	Mizuho Securities USA Inc., Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $3,088,189, collateralized by various U.S. Government Agency Obligations, 2.000%–8.000%, Market Value plus accrued interest $3,149,870, due 06/01/24–08/20/45)	3,088,108	0.1
3,088,108	Nomura Securities, Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $3,088,189, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $3,149,870, due 05/15/16–03/20/66)	3,088,108	0.1
3,088,100	State of Wisconsin Investment Board, Repurchase Agreement dated 04/29/16, 0.36%, due 05/02/16 (Repurchase Amount $3,088,191, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $3,159,288, due 04/15/18–01/15/29)	3,088,100	0.1
		13,002,449	0.4

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.2%
7,937,419	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%†† (Cost $7,937,419)	$7,937,419	0.2

	Total Short-Term Investments (Cost $20,939,868)	20,939,868	0.6

	Total Investments in Securities (Cost $2,659,853,369)	$3,708,322,678	100.5
	Liabilities in Excess of Other Assets	(17,932,837)	(0.5)
	Net Assets	$3,690,389,841	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2016.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2016.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $2,821,565,218.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,022,634,492
Gross Unrealized Depreciation	(135,877,032)
Net Unrealized Appreciation	$886,757,460

REIT Diversification	Percentage of Net Assets
Retail REITs	28.3%
Office REITs	15.4
Diversified REITs	14.1
Specialized REITs	9.8
Residential REITs	9.7
Diversified Real Estate Activities	9.5
Industrial REITs	4.6
Real Estate Operating Companies	3.3
Hotels, Resorts & Cruise Lines	2.8
Real Estate Services	1.9
Real Estate Development	0.5
Assets in Excess of Other Liabilities*	0.1
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

25

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2016 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$218,194,066	$—	$218,194,066
France	—	283,880,528	—	283,880,528
Germany	—	111,721,690	—	111,721,690
Hong Kong	—	258,789,843	—	258,789,843
Japan	6,122,737	498,392,494	—	504,515,231
Netherlands	—	40,972,669	—	40,972,669
Spain	—	8,866,717	—	8,866,717
Sweden	—	19,158,498	—	19,158,498
United Kingdom	—	207,647,275	—	207,647,275
United States	2,033,636,293	—	—	2,033,636,293
Total Common Stock	2,039,759,030	1,647,623,780	—	3,687,382,810
Short-Term Investments	7,937,419	13,002,449	—	20,939,868
Total Investments, at fair value	$2,047,696,449	$1,660,626,229	$—	$3,708,322,678

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

26

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2016 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.2%
		Australia: 12.2%
2,002,161		Aventus Retail Property Fund Ltd.	$3,285,591	0.6
2,220,627		GPT Group	8,457,288	1.5
10,560,366		Mirvac Group	14,941,194	2.7
4,436,045		Peet Ltd.	3,187,444	0.6
1,945,214		Scentre Group	6,904,602	1.2
3,338,720		Stockland	11,042,840	2.0
2,432,995		Westfield Corp.	18,582,315	3.4
345,573		Other Securities	1,091,157	0.2
			67,492,431	12.2

		Canada: 2.9%
259,700		Allied Properties Real Estate Investment Trust	7,316,805	1.3
319,600		Smart Real Estate Investment Trust	8,579,045	1.6
			15,895,850	2.9

		China: 1.0%
2,222,000		China Resources Land Ltd.	5,458,762	1.0

		France: 9.1%
56,501		Gecina S.A.	8,164,975	1.5
313,097		Klepierre	14,725,796	2.6
102,483		Unibail-Rodamco SE	27,470,218	5.0
			50,360,989	9.1

		Germany: 9.1%
183,452	#	ADO Properties SA	6,039,304	1.1
131,271		Deutsche Euroshop AG	6,124,838	1.1
446,509		Deutsche Wohnen AG	13,690,870	2.5
103,328		LEG Immobilien AG	9,585,181	1.7
421,957		Vonovia SE	14,223,457	2.6
41,707		Other Securities	585,642	0.1
			50,249,292	9.1

		Hong Kong: 13.1%
1,931,500		Cheung Kong Property Holdings Ltd.	13,191,161	2.4
4,369,700		Link REIT	26,510,450	4.8
2,494,490		Sun Hung Kai Properties Ltd.	31,438,364	5.7
346,000		Other Securities	940,220	0.2
			72,080,195	13.1

		Ireland: 0.7%
1,825,326		Green REIT plc	2,988,843	0.6
526,648		Other Securities	777,320	0.1
			3,766,163	0.7

		Italy: 0.5%
3,813,838		Other Securities	2,831,622	0.5

		Japan: 26.5%
6,553		Fukuoka REIT Corp.	11,942,993	2.2

COMMON STOCK: (continued)
		Japan: (continued)
4,830		Invincible Investment Corp.	$3,667,570	0.7
1,090		Japan Real Estate Investment Corp.	6,787,448	1.2
2,849		Japan Retail Fund Investment Corp.	6,999,620	1.3
3,053		Kenedix Office Investment Corp.	17,875,523	3.2
6,680		Kenedix Retail REIT Corp.	17,616,333	3.2
1,362,300		Mitsubishi Estate Co., Ltd.	25,887,263	4.7
700,277		Mitsui Fudosan Co., Ltd.	17,102,468	3.1
6,520		Mori Hills REIT Investment Corp.	9,783,797	1.8
2,213		Nippon Prologis REIT, Inc.	5,306,415	1.0
1,099		Nippon Accommodations Fund, Inc.	4,645,912	0.8
628,500		Sumitomo Realty & Development Co., Ltd.	18,274,436	3.3
			145,889,778	26.5

		Netherlands: 1.4%
118,400		Eurocommercial Properties NV	5,529,613	1.0
499,182		Other Securities	2,372,504	0.4
			7,902,117	1.4

		Singapore: 3.8%
7,689,900		Ascendas Real Estate Investment Trust	14,034,741	2.5
1,945,500		CapitaLand Ltd.	4,481,319	0.8
435,000		Other Securities	2,690,637	0.5
			21,206,697	3.8

		Spain: 1.1%
307,650	@	Hispania Activos Inmobiliarios SA	4,517,894	0.8
129,982		Other Securities	1,512,953	0.3
			6,030,847	1.1

		Sweden: 2.7%
470,687		Castellum AB	7,539,719	1.3
189,979		Fabege AB	3,172,528	0.6
278,811		Hufvudstaden AB	4,326,727	0.8
			15,038,974	2.7

		Switzerland: 0.8%
46,348		PSP Swiss Property AG	4,470,004	0.8

		United Kingdom: 12.3%
1,265,895		British Land Co. PLC	13,319,143	2.4
449,066		Great Portland Estates PLC	4,979,358	0.9
718,345		Hammerson PLC	6,147,557	1.1
986,331		Land Securities Group PLC	16,337,059	3.0
789,963		Safestore Holdings PLC	3,916,471	0.7
967,516		Segro PLC	5,911,417	1.1

See Accompanying Notes to Financial Statements

27

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2016 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: (continued)
439,643	Unite Group PLC	$4,065,408	0.8
233,451	Workspace Group PLC	2,850,725	0.5
1,295,827	Other Securities	10,084,787	1.8
		67,611,925	12.3
	Total Common Stock (Cost $445,888,448)	536,285,646	97.2
	Assets in Excess of Other Liabilities	15,338,984	2.8
	Net Assets	$551,624,630	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
Cost for federal income tax purposes is $469,316,800.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$87,005,620
Gross Unrealized Depreciation	(20,036,774)
Net Unrealized Appreciation	$66,968,846

REIT Diversification	Percentage of Net Assets
Diversified REITs	26.2%
Retail REITs	20.4
Diversified Real Estate Activities	18.6
Real Estate Operating Companies	12.3
Office REITs	8.8
Industrial REITs	4.7
Real Estate Development	4.7
Residential REITs	1.5
Assets in Excess of Other Liabilities	2.8
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$3,187,444	$64,304,987	$—	$67,492,431
Canada	15,895,850	—	—	15,895,850
China	—	5,458,762	—	5,458,762
France	—	50,360,989	—	50,360,989
Germany	6,039,304	44,209,988	—	50,249,292
Hong Kong	—	72,080,195	—	72,080,195
Ireland	3,766,163	—	—	3,766,163
Italy	—	2,831,622	—	2,831,622
Japan	—	145,889,778	—	145,889,778
Netherlands	—	7,902,117	—	7,902,117
Singapore	—	21,206,697	—	21,206,697
Spain	—	6,030,847	—	6,030,847
Sweden	—	15,038,974	—	15,038,974
Switzerland	—	4,470,004	—	4,470,004
United Kingdom	2,623,788	64,988,137	—	67,611,925
Total Common Stock	31,512,549	504,773,097	—	536,285,646
Total Investments, at fair value	$31,512,549	$504,773,097	$—	$536,285,646

(1)	For the period ended April 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2016, securities valued at $7,478,157 and $4,355,516 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

28

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	167704 (0416-062216)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 23.3%
		Argentina: 0.2%
1,000,000	#	YPF SA, 8.500%, 03/23/21	1,047,500	0.2

		Bermuda: 0.1%
322,000	#	Digicel Ltd., 6.750%, 03/01/23	292,014	0.1

		Canada: 0.2%
703,000		Goldcorp, Inc., 3.700%, 03/15/23	701,773	0.2

		Cayman Islands: 0.2%
1,078,000		Alibaba Group Holding Ltd, 3.600%, 11/28/24	1,092,783	0.2

		Chile: 0.1%
500,000	#	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	523,407	0.1

		France: 0.9%
903,000		BPCE SA, 2.500%, 12/10/18	920,099	0.2
942,000	#	BPCE SA, 5.150%, 07/21/24	969,817	0.2
764,000	#	Electricite de France SA, 2.350%, 10/13/20	773,758	0.2
1,250,000	#	Numericable-SFR SA, 6.000%, 05/15/22	1,256,313	0.3
			3,919,987	0.9

		Guernsey: 0.2%
978,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	971,671	0.2

		India: 0.4%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,355,036	0.3
492,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	492,615	0.1
			1,847,651	0.4

		Ireland: 0.4%
1,207,000	#	GE Capital International Funding Co., 2.342%, 11/15/20	1,236,322	0.3
541,000	#	GE Capital International Funding Co., 4.418%, 11/15/35	592,727	0.1
			1,829,049	0.4

		Italy: 0.2%
1,016,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	1,053,070	0.2

		Jamaica: 0.1%
243,000		Digicel Ltd., 6.000%, 04/15/21	223,560	0.1

		Japan: 0.4%
1,138,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 2.300%, 03/05/20	1,141,764	0.2
255,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	259,153	0.1
554,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/26	579,352	0.1
			1,980,269	0.4

		Luxembourg: 0.2%
1,000,000		Actavis Funding SCS, 2.350%, 03/12/18	1,010,980	0.2

		Mexico: 0.5%
567,000	#	Cemex SAB de CV, 6.125%, 05/05/25	558,495	0.1
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,230,812	0.3
289,000	#	Nemak SA de CV, 5.500%, 02/28/23	301,644	0.1
			2,090,951	0.5

		Netherlands: 0.7%
672,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	743,231	0.2
200,000		Lukoil International Finance BV, 4.563%, 04/24/23	195,375	0.0
750,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	788,438	0.2
573,000		Shell International Finance BV, 1.625%, 11/10/18	577,146	0.1
1,027,000		Shell International Finance BV, 3.250%, 05/11/25	1,062,892	0.2
			3,367,082	0.7

		Norway: 0.1%
565,000		Statoil ASA, 2.450%, 01/17/23	561,326	0.1

		Russia: 0.8%
1,400,000		EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,429,988	0.3
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	424,196	0.1
500,000		Metalloinvest Finance Ltd., 6.500%, 07/21/16	504,708	0.1
1,000,000		MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.550%, 10/28/20	1,050,998	0.3
			3,409,890	0.8

		Sweden: 0.2%
984,000	#	Nordea Bank AB, 5.500%, 09/29/49	967,813	0.2

		Switzerland: 0.6%
1,635,000	#	Credit Suisse AG, 6.500%, 08/08/23	1,744,246	0.4
893,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,029,373	0.2
			2,773,619	0.6

		United Arab Emirates: 0.3%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,204,332	0.3

See Accompanying Notes to Financial Statements

1

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

		United Kingdom: 0.7%
1,457,000		Abbey National Treasury Services PLC/United Kingdom, 2.375%, 03/16/20	1,465,647	0.3
478,000		Aon PLC, 2.800%, 03/15/21	483,139	0.1
527,000	#	Barclays Bank PLC, 6.050%, 12/04/17	558,369	0.1
627,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	644,967	0.2
			3,152,122	0.7

		United States: 15.8%
741,000		21st Century Fox America, Inc., 5.400%, 10/01/43	858,132	0.2
774,000		21st Century Fox America, Inc., 6.900%, 03/01/19	884,353	0.2
1,018,000		AbbVie, Inc., 2.500%, 05/14/20	1,036,268	0.2
140,000		Albemarle Corp., 3.000%, 12/01/19	141,084	0.0
252,000		Amsurg Corp., 5.625%, 07/15/22	259,560	0.1
735,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	755,662	0.2
1,135,000		Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/23	1,194,259	0.3
385,000		Antero Resources Corp., 5.375%, 11/01/21	374,412	0.1
2,656,000		Apple, Inc., 3.200%, 05/13/25	2,787,924	0.6
487,000		AT&T, Inc., 3.000%, 06/30/22	497,354	0.1
427,000		AT&T, Inc., 3.600%, 02/17/23	446,534	0.1
1,419,000		AT&T, Inc., 5.150%, 03/15/42	1,494,992	0.3
970,000		AT&T, Inc., 5.350%, 09/01/40	1,047,840	0.2
682,000		Bank of America Corp., 3.300%, 01/11/23	694,930	0.2
750,000		Bank of America Corp., 4.100%, 07/24/23	799,336	0.2
466,000		Bank of America Corp., 4.000%, 04/01/24	490,123	0.1
743,000		Bank of New York Mellon Corp./The, 2.050%, 05/03/21	745,306	0.2
875,000		CBRE Services, Inc., 5.250%, 03/15/25	911,590	0.2
393,000		CBS Corp., 3.700%, 08/15/24	411,100	0.1
498,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	511,695	0.1
778,000	#	CCO Safari II LLC, 4.464%, 07/23/22	827,970	0.2
1,015,000		Celgene Corp., 4.000%, 08/15/23	1,090,752	0.2
490,000		Chevron Corp., 2.419%, 11/17/20	504,482	0.1
573,000		Citigroup, Inc., 4.000%, 08/05/24	587,459	0.1
724,000		Citigroup, Inc., 5.500%, 09/13/25	803,129	0.2
1,138,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	1,147,292	0.3
910,000	#	COX Communications, Inc., 2.950%, 06/30/23	857,864	0.2
1,283,000		CVS Health Corp., 2.800%, 07/20/20	1,333,562	0.3
600,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	600,081	0.1
624,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	707,826	0.2
212,000		DPL, Inc., 6.500%, 10/15/16	216,505	0.0
440,000		Duke Energy Carolinas LLC, 2.500%, 03/15/23	449,172	0.1
487,000		Eastman Chemical Co., 2.700%, 01/15/20	497,988	0.1
1,119,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,073,428	0.2
211,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	237,660	0.1
1,844,000		Entergy Corp., 5.125%, 09/15/20	2,033,526	0.4
597,000		Enterprise Products Operating LLC, 6.450%, 09/01/40	678,589	0.1
636,000		Exxon Mobil Corp., 2.222%, 03/01/21	648,212	0.1
557,000		Fifth Third Bancorp, 8.250%, 03/01/38	804,626	0.2
1,128,000		FirstEnergy Corp., 4.250%, 03/15/23	1,181,349	0.3
400,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	479,029	0.1
500,000		Ford Motor Credit Co. LLC, 5.000%, 05/15/18	531,678	0.1
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	655,500	0.1
432,000		General Electric Co., 4.375%, 09/16/20	481,277	0.1
135,000		General Electric Co., 6.750%, 03/15/32	186,828	0.0
366,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	376,149	0.1
482,000	#	Glencore Funding LLC, 2.500%, 01/15/19	462,720	0.1
1,340,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,516,516	0.3
1,024,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	1,283,786	0.3
530,000		HCA, Inc., 5.250%, 04/15/25	549,875	0.1
786,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	840,963	0.2
408,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	412,720	0.1
307,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	313,586	0.1
623,000		Huntington National Bank, 2.200%, 11/06/18	627,998	0.1
694,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	703,919	0.2
367,000		Indiana Michigan Power Co., 7.000%, 03/15/19	415,078	0.1
1,025,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	958,375	0.2
624,000		JM Smucker Co., 3.000%, 03/15/22	646,450	0.1

See Accompanying Notes to Financial Statements

2

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

782,000		JPMorgan Chase & Co., 6.000%, 12/29/49	801,628	0.2
336,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	325,636	0.1
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	527,417	0.1
244,000		Kohls Corp., 4.750%, 12/15/23	256,987	0.1
461,000		Lockheed Martin Corp., 3.100%, 01/15/23	483,682	0.1
582,000		Medtronic, Inc., 3.150%, 03/15/22	619,984	0.1
610,000		Medtronic, Inc., 3.500%, 03/15/25	654,673	0.1
396,000		Metropolitan Edison Co., 7.700%, 01/15/19	449,369	0.1
1,138,000		Microsoft Corp., 2.000%, 11/03/20	1,168,067	0.3
669,000		Morgan Stanley, 3.750%, 02/25/23	699,739	0.2
1,112,000		Morgan Stanley, 4.100%, 05/22/23	1,152,648	0.3
370,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	389,887	0.1
1,839,000		Mylan, Inc., 2.600%, 06/24/18	1,853,265	0.4
295,000		Netflix, Inc., 5.750%, 03/01/24	309,750	0.1
744,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	763,986	0.2
683,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	705,080	0.2
744,000		Oracle Corp., 2.950%, 05/15/25	766,471	0.2
205,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	220,887	0.0
884,000		Philip Morris International, Inc., 4.250%, 11/10/44	945,106	0.2
423,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	394,914	0.1
495,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	468,425	0.1
750,000		Rent-A-Center, Inc., 6.625%, 11/15/20	669,375	0.1
500,000		Reynolds American, Inc., 6.150%, 09/15/43	632,587	0.1
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	698,250	0.2
585,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/21	592,312	0.1
197,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	200,294	0.0
407,000		Southwestern Electric Power Co., 5.550%, 01/15/17	419,125	0.1
197,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	191,261	0.0
671,000	Synchrony Financial, 4.250%, 08/15/24	689,665	0.2
802,000	TEGNA, Inc., 5.125%, 07/15/20	836,085	0.2
786,000	TEGNA, Inc., 6.375%, 10/15/23	851,827	0.2
765,000	Time Warner Cable, Inc., 5.875%, 11/15/40	824,326	0.2
1,216,000	Time Warner, Inc., 6.500%, 11/15/36	1,504,762	0.3
790,000	T-Mobile USA, Inc., 6.625%, 04/01/23	846,288	0.2
720,000	# Valeant Pharmaceuticals International, 7.250%, 07/15/22	639,000	0.1
518,000	Verizon Communications, Inc., 5.012%, 08/21/54	529,501	0.1
1,000,000	Visa, Inc., 3.150%, 12/14/25	1,051,028	0.2
858,000	Wells Fargo & Co., 2.550%, 12/07/20	876,378	0.2
883,000	Wells Fargo & Co., 4.100%, 06/03/26	930,716	0.2
520,000	Williams Partners L.P. / ACMP Finance Corp., 6.125%, 07/15/22	517,749	0.1
419,000	Xerox Corp., 2.750%, 09/01/20	403,075	0.1
		71,927,578	15.8

	Total Corporate Bonds/Notes
	(Cost $101,932,359)	105,948,427	23.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.8%
		United States: 14.8%
1,189,203	Adjustable Rate Mortgage Trust 2006-2, 3.215%, 05/25/36	1,106,845	0.2
816,759	Alternative Loan Trust 2005-51 3A2A, 1.667%, 11/20/35	693,648	0.2
211,558	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	178,627	0.0
358,175	Alternative Loan Trust 2007-21CB, 0.839%, 09/25/37	224,419	0.1
359,252	Alternative Loan Trust 2007-23CB, 0.939%, 09/25/37	221,825	0.1
819,848	American Home Mortgage Assets Trust 2006-3 2A11, 1.317%, 10/25/46	577,812	0.1
467,153	Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	466,797	0.1
1,420,000	Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.716%, 06/10/49	1,414,274	0.3
1,190,000	Banc of America Commercial Mortgage Trust 2007-3 B, 5.716%, 06/10/49	1,179,024	0.3
950,000	Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.001%, 02/10/51	941,587	0.2

See Accompanying Notes to Financial Statements

3

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

353,734	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 6.039%, 07/10/42	354,175	0.1
300,329		Banc of America Mortgage 2005-J Trust 2A4, 2.919%, 11/25/35	277,557	0.1
14,200,000	#,^	BBCCRE Trust 2015-GTP XA, 0.749%, 08/10/33	682,696	0.2
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	129,383	0.0
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	128,368	0.0
127,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	126,044	0.0
260,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.894%, 04/12/38	243,016	0.1
535,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 6.080%, 06/11/50	531,902	0.1
817,426	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	863,978	0.2
295,000		CD 2007-CD5 Mortgage Trust C, 6.326%, 11/15/44	300,902	0.1
765,956		ChaseFlex Trust Series 2006-2 A3, 5.029%, 09/25/36	703,388	0.2
1,142,618		CHL Mortgage Pass-Through Trust 2007-7, 5.750%, 06/25/37	1,074,103	0.2
941,780		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	836,004	0.2
490,000		COBALT CMBS Commercial Mortgage Trust 2006-C1 AM, 5.254%, 08/15/48	487,150	0.1
1,140,000	#	COMM 2004-LNB2 H Mortgage Trust H, 6.067%, 03/10/39	1,244,722	0.3
18,656,315	#,^	COMM 2012 - LTRT XA Mortgage Trust, 1.049%, 10/05/30	905,445	0.2
6,096,310	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.252%, 05/15/45	504,567	0.1
5,676,470	^	COMM 2013-LC6 XA Mortgage Trust, 1.872%, 01/10/46	365,828	0.1
7,642,116	^	COMM 2014-CCRE17 XA Mortgage Trust, 1.343%, 05/10/47	458,259	0.1
449,014	^	COMM 2014-LC15 XA Mortgage Trust, 1.549%, 04/10/47	29,897	0.0
850,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.254%, 06/10/36	849,931	0.2
165,645		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.939%, 11/25/35	102,011	0.0
628,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1 K, 5.415%, 02/25/21	628,867	0.1
41,370	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	38,391	0.0
170,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	152,937	0.0
660,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	667,108	0.1
4,274,896	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.103%, 11/10/46	108,417	0.0
550,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.339%, 07/25/24	517,116	0.1
700,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 M2, 3.439%, 07/25/24	663,465	0.1
3,130,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.339%, 11/25/24	3,236,329	0.7
100,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.439%, 05/25/25	99,432	0.0
800,000		Fannie Mae Connecticut Avenue Securities, 5.439%, 07/25/25	824,111	0.2
200,000		Fannie Mae Connecticut Avenue Securities, 6.139%, 04/25/28	209,907	0.0
450,000		Fannie Mae Connecticut Avenue Securities, 6.339%, 10/25/28	473,270	0.1
16,965,485	^	Freddie Mac Series K704 X1, 2.118%, 08/25/18	623,270	0.1
1,900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 4.989%, 10/25/24	1,959,884	0.4
560,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.189%, 10/25/24	573,943	0.1
320,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.589%, 01/25/25	339,209	0.1
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.639%, 03/25/25	302,824	0.1
370,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.239%, 03/25/25	375,244	0.1
710,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.939%, 02/25/24	731,406	0.2
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.139%, 04/25/28	301,957	0.1

See Accompanying Notes to Financial Statements

4

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

950,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.239%, 05/25/28	955,564	0.2
800,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 6.789%, 09/25/28	867,201	0.2
41,228	#	GE Capital Commercial Mortgage Series 2005-C2 H, 5.647%, 05/10/43	40,228	0.0
616,534		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.649%, 04/25/36	460,552	0.1
450,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	381,578	0.1
6,096,589	^	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.689%, 05/10/45	497,144	0.1
1,670,988		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.649%, 04/25/46	1,230,298	0.3
290,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	280,622	0.1
570,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 K, 4.733%, 01/12/39	533,543	0.1
5,790,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.441%, 12/15/47	114,704	0.0
496,343	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.640%, 10/15/37	495,570	0.1
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.500%, 06/12/41	448,783	0.1
574,377	#	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1, 5.954%, 03/15/46	574,938	0.1
120,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.549%, 05/15/45	119,488	0.0
13,409,565	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.875%, 06/15/45	833,824	0.2
1,244,063		JP Morgan Mortgage Trust 2005-A4 B1, 2.552%, 07/25/35	1,140,315	0.3
530,000	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1, 1.000%, 03/18/51	502,995	0.1
204,423		LB-UBS Commercial Mortgage Trust 2000-C5, 7.800%, 12/15/32	200,762	0.0
453,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.420%, 02/15/40	450,070	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	780,080	0.2
800,000		LB-UBS Commercial Mortgage Trust 2006-C4 C, 6.116%, 06/15/38	798,685	0.2
1,360,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.116%, 06/15/38	1,357,602	0.3
500,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 6.116%, 06/15/38	498,975	0.1
640,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 6.131%, 09/15/39	644,298	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 6.131%, 09/15/39	271,575	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 6.131%, 09/15/39	270,398	0.1
391,193		Lehman XS Trust Series 2005-5N 1A2, 0.799%, 11/25/35	297,543	0.1
762,251		Lehman XS Trust Series 2006-14N 2A, 0.639%, 09/25/46	608,135	0.1
610,000		Merrill Lynch Mortgage Investors Trust Series 1998-C1-CTL E, 6.750%, 11/15/26	634,977	0.1
1,680,000		Morgan Stanley Capital I Trust 2006-TOP23, 6.120%, 08/12/41	1,675,390	0.4
470,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.462%, 01/11/43	487,235	0.1
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.601%, 09/15/47	1,071,187	0.2
930,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.601%, 09/15/47	959,639	0.2
466,069		Opteum Mortgage Acceptance Corp. Trust 2006-1 1APT, 0.649%, 04/25/36	387,493	0.1
1,081,700		Opteum Mortgage Acceptance Corp. Trust 2006-1, 0.739%, 04/25/36	942,605	0.2
105,186	+	Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/34	106,959	0.0
674,676	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	685,494	0.2
11,229,254	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.239%, 08/10/49	973,132	0.2
175,770		Wachovia Bank Commercial Mortgage Trust Series 2006-C23, 5.784%, 01/15/45	175,631	0.0
770,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 D, 6.044%, 05/15/43	768,311	0.2
360,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 6.044%, 05/15/43	359,407	0.1

See Accompanying Notes to Financial Statements

5

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

22,358,451		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, 1.405%, 08/25/45	1,047,417	0.2
144,586		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.457%, 10/25/36	125,852	0.0
1,783,080		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.743%, 12/25/36	1,564,780	0.3
565,491		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.421%, 08/25/46	485,369	0.1
1,124,776		WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust 3A2, 4.209%, 02/25/37	1,021,415	0.2
1,006,636		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.384%, 12/25/36	876,303	0.2
309,724		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.269%, 04/25/37	263,587	0.1
1,202,061		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	1,059,762	0.2
401,328		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.869%, 06/25/37	287,548	0.1
10,611,363	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.206%, 10/15/45	883,737	0.2
738,420		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.735%, 10/25/36	701,091	0.2
164,627		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 2.735%, 10/25/36	156,304	0.0
843,490		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 3.031%, 05/25/36	802,498	0.2
734,125		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 2.853%, 04/25/36	709,296	0.2
237,133		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.809%, 07/25/37	202,288	0.0
4,960,580	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.313%, 08/15/45	385,225	0.1
15,599,344	^	WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.172%, 09/15/46	670,886	0.2

	Total Collateralized Mortgage Obligations
	(Cost $67,244,020)		67,157,559	14.8
ASSET-BACKED SECURITIES: 2.6%
			Cayman Islands: 1.8%
	1,570,000	#	ARES XII CLO Ltd. 2007-12A C, 2.629%, 11/25/20	1,534,782	0.3
	2,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.332%, 03/17/21	1,922,774	0.4
	2,200,000	#	Madison Park Funding Ltd. 2007-6A C, 1.636%, 07/26/21	2,070,805	0.5
	2,750,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.638%, 03/25/20	2,661,711	0.6
				8,190,072	1.8

			United States: 0.8%
	726,310	+	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 5.274%, 03/25/36	490,999	0.1
	2,069,050		CSAB Mortgage-Backed Trust 2007-1, 5.858%, 05/25/37	989,828	0.2
	1,336,466		First Franklin Mortgage Loan Trust 2006-FF5, 0.599%, 04/25/36	1,118,917	0.3
	1,115,280		Securitized Asset Backed Receivables LLC Trust 2006-NC2 A3, 0.679%, 03/25/36	983,306	0.2
				3,583,050	0.8

		Total Asset-Backed Securities
		(Cost $12,108,047)		11,773,122	2.6

FOREIGN GOVERNMENT BONDS: 25.7%
			Argentina: 0.6%
	2,575,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	2,659,975	0.6

			Austria: 3.4%
EUR	12,300,000	#	Austria Government Bond, 1.650%, 10/21/24	15,651,543	3.4

			Belgium: 7.8%
EUR	30,100,000	#	Belgium Government Bond, 0.800%, 06/22/25	35,293,536	7.8

			Brazil: 0.2%
	200,000		Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	196,100	0.0
	529,000		Brazilian Government International Bond, 2.625%, 01/05/23	460,230	0.1
	429,000		Brazilian Government International Bond, 5.000%, 01/27/45	348,562	0.1
				1,004,892	0.2

			Canada: 0.2%
CAD	880,000		Canadian Government Bond, 3.500%, 12/01/45	920,889	0.2

			Colombia: 0.6%
	1,529,000		Colombia Government International Bond, 2.625%, 03/15/23	1,431,144	0.3

See Accompanying Notes to Financial Statements

6

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

	943,000		Colombia Government International Bond, 8.125%, 05/21/24	1,191,952	0.3
				2,623,096	0.6

			Croatia: 0.1%
	300,000		Croatia Government International Bond, 6.375%, 03/24/21	329,119	0.1

			Dominican Republic: 0.2%
	686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	737,450	0.2

			Egypt: 0.1%
	410,000		Egypt Government International Bond, 5.750%, 04/29/20	415,125	0.1

			Germany: 0.7%
EUR	260,000		Bundesrepublik Deutschland, 2.500%, 08/15/46	411,445	0.1
EUR	1,570,000		Bundesrepublik Deutschland, 1.000%, 08/15/25	1,927,403	0.4
EUR	720,000	Z	Bundesschatzanweisungen, 06/16/17	828,956	0.2
				3,167,804	0.7

			Guatemala: 0.1%
	363,000		Guatemala Government Bond, 8.125%, 10/06/34	471,900	0.1

			Hungary: 0.1%
	350,000		Hungary Government International Bond, 5.375%, 02/21/23	386,753	0.1
	160,000		Hungary Government International Bond, 7.625%, 03/29/41	226,568	0.0
				613,321	0.1

			Indonesia: 0.5%
	500,000		Indonesia Government International Bond, 4.125%, 01/15/25	510,973	0.1
	300,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	306,584	0.1
	650,000	#	Indonesia Government International Bond, 4.750%, 01/08/26	691,532	0.2
	200,000		Pertamina Persero PT, 4.300%, 05/20/23	199,568	0.0
	400,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/21	431,000	0.1
				2,139,657	0.5

			Ivory Coast: 0.1%
	475,000	+	Ivory Coast Government International Bond, 5.750%, 12/31/32	433,656	0.1
			Kazakhstan: 0.2%
	1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	1,060,750	0.2

			Lebanon: 0.1%
	475,000		Lebanon Government International Bond, 6.000%, 01/27/23	468,872	0.1

			Mexico: 1.4%
MXN	68,670,000		Mexican Bonos, 6.500%, 06/10/21	4,213,666	0.9
	250,000		Mexico Government International Bond, 4.000%, 10/02/23	262,500	0.0
	425,000		Petroleos Mexicanos, 4.500%, 01/23/26	405,407	0.1
	900,000		Petroleos Mexicanos, 5.500%, 06/27/44	796,500	0.2
	750,000	#	Petroleos Mexicanos, 6.875%, 08/04/26	829,500	0.2
				6,507,573	1.4

			Morocco: 0.1%
	400,000		Morocco Government International Bond, 4.250%, 12/11/22	415,000	0.1

			Netherlands: 0.3%
	1,500,000		Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	1,410,420	0.3

			Panama: 0.2%
	200,000		Panama Government International Bond, 3.875%, 03/17/28	205,500	0.0
	540,000		Panama Government International Bond, 6.700%, 01/26/36	693,900	0.2
				899,400	0.2

			Peru: 0.5%
	2,200,000	#	El Fondo MIVIVIENDA SA, 3.500%, 01/31/23	2,202,200	0.5
	250,000		Peruvian Government International Bond, 5.625%, 11/18/50	290,000	0.0
				2,492,200	0.5

			Poland: 0.1%
	550,000		Poland Government International Bond, 3.250%, 04/06/26	550,715	0.1

			Russia: 0.3%
	600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	639,876	0.1
	769,223		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	940,067	0.2
				1,579,943	0.3

			South Africa: 0.2%
	750,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	688,954	0.2

See Accompanying Notes to Financial Statements

7

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

		Spain: 4.8%
EUR	18,100,000	# Spain Government Bond, 2.150%, 10/31/25	21,856,581	4.8

		Sri Lanka: 0.0%
	200,000	Sri Lanka Government International Bond, 5.875%, 07/25/22	193,646	0.0

			Trinidad And Tobago: 0.1%
	406,250	Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	384,719	0.1

		Turkey: 0.4%
	650,000	Turkey Government International Bond, 6.000%, 01/14/41	708,286	0.2
	890,000	Turkey Government International Bond, 7.375%, 02/05/25	1,081,305	0.2
			1,789,591	0.4

			United Kingdom: 1.9%
GBP	1,020,000	United Kingdom Gilt, 2.000%, 09/07/25	1,540,983	0.3
GBP	3,980,000	United Kingdom Gilt, 3.500%, 01/22/45	7,129,096	1.6
			8,670,079	1.9

		Uruguay: 0.1%
	280,404	Uruguay Government International Bond, 7.625%, 03/21/36	365,577	0.1

		Venezuela: 0.2%
	309,000	Petroleos de Venezuela SA, 9.000%, 11/17/21	122,750	0.0
	1,288,000	Petroleos de Venezuela SA, 5.250%, 04/12/17	700,008	0.2
			822,758	0.2

		Vietnam: 0.1%
	225,000	Vietnam Government International Bond, 6.750%, 01/29/20	251,501	0.1

		Total Foreign Government Bonds
		(Cost $114,805,758)	116,870,242	25.7

U.S. TREASURY OBLIGATIONS: 12.0%
			U.S. Treasury Bonds: 1.1%
	4,670,000	3.000%, due 11/15/45	4,993,981	1.1

			U.S. Treasury Notes: 10.9%
	4,214,000	0.750%, due 04/30/18	4,212,024	0.9
	1,804,000	0.875%, due 04/15/19	1,801,464	0.4
	30,915,000	1.375%, due 04/30/21	31,050,253	6.8
	1,358,000	1.625%, due 04/30/23	1,359,750	0.3
	4,416,000	1.250%, due 03/31/21	4,408,926	1.0
	45,000	1.375%, due 01/31/21	45,213	0.0
	6,834,000	1.625%, due 02/15/26	6,711,466	1.5
22,000		1.750%, due 01/31/23	22,224	0.0
			49,611,320	10.9

	Total U.S. Treasury Obligations
	(Cost $54,457,084)		54,605,301	12.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 24.3%
		Federal Home Loan Mortgage Corporation: 9.9%##
4,109,000	W	3.000%, due 06/15/43	4,200,809	0.9
2,495,438		3.000%, due 04/01/45	2,562,540	0.6
2,513,250		3.000%, due 04/01/45	2,578,099	0.6
785,641		3.000%, due 09/01/45	805,912	0.2
2,783,000	W	3.500%, due 10/15/41	2,909,595	0.6
1,860,538		3.500%, due 03/01/46	1,951,138	0.4
516,000	W	4.000%, due 12/15/40	551,032	0.1
2,402,850	^	4.000%, due 12/15/41	379,530	0.1
26,001,552	^	4.000%, due 04/15/43	4,504,134	1.0
1,455,927		4.000%, due 09/01/45	1,556,211	0.3
722,041		4.000%, due 09/01/45	772,774	0.2
388,800		4.000%, due 09/01/45	416,119	0.1
285,450		4.000%, due 09/01/45	305,507	0.1
465,858		4.000%, due 09/01/45	498,088	0.1
1,807,326		4.000%, due 10/01/45	1,932,924	0.4
5,524,909	^	5.000%, due 04/15/39	938,636	0.2
3,263,108		5.000%, due 01/15/40	3,601,063	0.8
2,584,163	^	5.000%, due 02/15/40	472,399	0.1
7,585,583	^	5.467%, due 04/15/38	1,296,255	0.3
331,179		5.500%, due 11/15/32	366,377	0.1
5,398,956	^	5.567%, due 05/15/36	478,031	0.1
3,804,956	^	5.617%, due 02/15/37	681,527	0.1
4,778,610	^	5.617%, due 07/15/40	731,988	0.2
14,482,712	^	5.667%, due 09/15/36	2,499,505	0.6
15,385,379	^	5.667%, due 02/15/41	2,408,476	0.5
11,157,448	^	6.117%, due 05/15/41	2,421,621	0.5
7,289,922	^	6.217%, due 02/15/41	1,092,394	0.2
7,592,496	^	6.267%, due 08/15/40	1,401,239	0.3
3,361,089	^	6.567%, due 02/15/33	715,692	0.2
395,927	^	8.267%, due 04/15/31	94,915	0.0
			45,124,530	9.9

		Federal National Mortgage Association: 11.4%##
677,000	W	2.500%, due 02/25/27	694,520	0.2
128,901		2.500%, due 06/01/30	132,707	0.0
203,498		2.500%, due 06/01/30	209,508	0.0
83,177		2.500%, due 07/01/30	85,635	0.0
1,997,965		3.000%, due 01/25/38	2,086,762	0.5
3,629,626		3.000%, due 07/01/43	3,748,755	0.8
1,805,035		3.000%, due 07/01/43	1,855,017	0.4
1,121,889		3.000%, due 09/01/43	1,152,982	0.3
21,225,000	W	3.500%, due 12/25/40	22,244,798	4.9
460,904		4.000%, due 05/01/45	493,747	0.1
311,504		4.500%, due 12/01/40	339,861	0.1
485,483		4.500%, due 12/01/40	531,570	0.1
373,319		4.500%, due 12/01/40	406,484	0.1
4,582,785	^	4.500%, due 02/25/43	639,962	0.1
4,708,596		4.500%, due 05/01/44	5,129,876	1.1
1,320,694	^	5.000%, due 05/25/18	40,674	0.0
135,254		5.000%, due 07/25/34	137,410	0.0
612,629		5.000%, due 05/01/41	680,354	0.1
298,039		5.000%, due 06/01/41	330,987	0.1
5,086,818	^	5.511%, due 09/25/41	842,527	0.2
16,959,505	^	5.631%, due 11/25/40	2,571,644	0.6
1,480,110	^	5.661%, due 07/25/38	249,571	0.1
4,316,928	^	5.661%, due 07/25/38	624,553	0.1
297,225		6.000%, due 04/25/33	333,191	0.1
2,454,956	^	6.011%, due 02/25/42	374,618	0.1
5,583,611	^	6.111%, due 09/25/40	1,030,707	0.2
11,475,644	^	6.121%, due 06/25/41	2,183,846	0.5

See Accompanying Notes to Financial Statements

8

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

1,413,801	^	6.331%, due 04/25/37	259,181	0.1
790,021		13.903%, due 06/25/37	1,002,912	0.2
147,528		14.371%, due 09/25/39	267,245	0.1
93,200		14.537%, due 09/25/39	149,472	0.0
131,928		22.245%, due 07/25/35	220,894	0.0
388,362		31.256%, due 11/25/36	721,902	0.2
			51,773,872	11.4

		Government National Mortgage Association: 3.0%
3,513,366	^	3.000%, due 01/20/28	354,512	0.1
744,000	W	3.500%, due 12/20/41	785,879	0.2
9,417,521	^	4.000%, due 08/16/26	1,039,508	0.2
8,295,135	^	4.000%, due 04/20/38	435,575	0.1
993,074		4.500%, due 07/20/34	1,067,014	0.2
2,382,240		4.500%, due 07/20/34	2,559,400	0.6
1,631,042		4.500%, due 07/20/34	1,752,393	0.4
3,703,355	^	4.500%, due 12/20/37	131,023	0.0
429,473		4.500%, due 08/20/41	467,402	0.1
3,404,121	^	4.500%, due 01/16/43	649,816	0.1
1,762,291	^	5.000%, due 11/20/39	256,853	0.1
2,930,106	^	5.000%, due 10/20/40	345,782	0.1
638,989		5.140%, due 10/20/60	680,109	0.2
453,854		5.288%, due 10/20/60	485,812	0.1
49,225		5.500%, due 03/20/39	54,903	0.0
4,693,323	^	6.214%, due 09/16/40	955,129	0.2
648,210		20.626%, due 03/20/37	1,051,269	0.2
228,558		23.700%, due 04/16/37	297,007	0.1
			13,369,386	3.0

	Total U.S. Government Agency Obligations
	(Cost $108,170,638)		110,267,788	24.3

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 2.8%
		Options on Currencies: 0.0%
22,200,000	@	Call USD vs. Put EUR, Strike @ 1.114, Exp. 05/18/16 Counterparty: Morgan Stanley	12,331	0.0
44,300,000	@	Call USD vs. Put EUR, Strike @ 1.107, Exp. 05/27/16 Counterparty: Societe Generale	25,312	0.0
44,400,000	@	Call USD vs. Put EUR, Strike @ 1.129, Exp. 05/11/16 Counterparty: Bank of America	57,280	0.0
22,200,000	@	Call USD vs. Put JPY, Strike @ 111.000, Exp. 05/12/16 Counterparty: Bank of America	7,798	0.0
22,200,000	@	Call USD vs. Put JPY, Strike @ 114.000, Exp. 05/12/16 Counterparty: JPMorgan Chase & Co.	950	0.0
22,200,000	@	Call USD vs. Put JPY, Strike @ 110.000, Exp. 05/10/16 Counterparty: Bank of America	13,506	0.0
22,200,000	@	Call USD vs. Put JPY, Strike @ 110.000, Exp. 05/09/16 Counterparty: Societe Generale	11,732	0.0
			128,909	0.0
		OTC Interest Rate Swaptions: 2.8%
464,300,000	@	Receive a fixed rate equal to 1.043% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters, Exp. 06/08/16 Counterparty: Barclays Bank PLC	127,553	0.0
105,500,000	@	Receive a fixed rate equal to 1.923% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 03/16/17 Counterparty: Deutsche Bank AG	3,277,240	0.7
105,336,000	@	Receive a fixed rate equal to 1.965% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 03/14/17 Counterparty: JPMorgan Chase & Co.	3,493,210	0.8
105,500,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.923%, Exp. 03/16/17 Counterparty: Deutsche Bank AG	2,563,668	0.6
105,336,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.965%, Exp. 03/14/17 Counterparty: JPMorgan Chase & Co.	2,351,378	0.5
464,300,000	@	Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.043%, Exp. 06/08/16 Counterparty: Barclays Bank PLC	761,055	0.2
			12,574,104	2.8

	Total Purchased Options
	(Cost $14,661,991)		12,703,013	2.8

	Total Long-Term Investments
	(Cost $473,379,897)		479,325,452	105.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.2%
	U.S. Treasury Obligations: 0.1%
720,000	United States Treasury Note, 0.500%, 02/28/17
	(Cost $719,605)	719,775	0.1

Shares		Value	Percentage of Net Assets
		Mutual Funds: 7.1%
32,235,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%††
	(Cost $32,235,000)	32,235,000	7.1

	Total Short-Term Investments
	(Cost $32,954,605)	32,954,775	7.2

See Accompanying Notes to Financial Statements

9

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

Total Investments in Securities (Cost $506,334,502)	$512,280,227	112.7
Liabilities in Excess of Other Assets	(57,866,449)	(12.7)
Net Assets	$454,413,778	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
W	Settlement is on a when-issued or delayed-delivery basis.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso

Cost for federal income tax purposes is $507,288,281.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,160,290
Gross Unrealized Depreciation	(9,168,344)

Net Unrealized Appreciation	$4,991,946

See Accompanying Notes to Financial Statements

10

Voya Global VALUE ADVANTAGE Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.7%
		Australia: 0.9%
303,425		QBE Insurance Group Ltd.	2,553,825	0.9

		China: 2.8%
12,100,000	@	China Hongxing Sports Ltd.	64,668	0.0
505,224		China Mobile Ltd.	5,800,362	1.9
830,000		China Overseas Land & Investment Ltd.	2,634,641	0.9
			8,499,671	2.8

		Czech Republic: 0.9%
12,912		Komercni Banka AS	2,655,617	0.9

		Denmark: 1.1%
111,902		Danske Bank A/S	3,166,219	1.1

		Finland: 1.3%
90,589		Sampo OYJ	3,962,481	1.3

		France: 2.9%
21,684		LVMH Moet Hennessy Louis Vuitton SE	3,612,822	1.2
53,983		Renault S.A.	5,208,725	1.7
			8,821,547	2.9

		Germany: 4.9%
40,591		BASF SE	3,358,142	1.1
50,726		Deutsche Boerse AG	4,174,191	1.4
67,080		Siemens AG	7,019,840	2.4
			14,552,173	4.9

		Ireland: 1.6%
60,932		Medtronic PLC	4,822,768	1.6

		Italy: 1.6%
1,022,496		Enel S.p.A.	4,647,089	1.6

		Japan: 5.0%
211,258		LIXIL Group Corp.	4,423,361	1.5
184,814		Mitsubishi Corp.	3,106,465	1.0
138,500		NKSJ Holdings, Inc.	3,636,460	1.2
424,900		Panasonic Corp.	3,789,307	1.3
			14,955,593	5.0

		Luxembourg: 1.3%
137,739		SES S.A. - Luxembourg	3,763,141	1.3

		Netherlands: 3.7%
49,031		Koninklijke DSM NV	3,009,368	1.0
138,054		Koninklijke Philips NV	3,793,545	1.3
80,590		Royal Dutch Shell PLC - Class A ADR	4,262,405	1.4
			11,065,318	3.7

		Spain: 1.4%
200,176		Gas Natural SDG S.A.	4,174,293	1.4
		Sweden: 1.1%
278,026		Volvo AB - B Shares	3,260,345	1.1

		Switzerland: 7.1%
61,118		Nestle S.A.	4,561,828	1.5
29,357		Novartis AG	2,234,134	0.8
12,220		Partners Group	5,040,002	1.7
24,079		Roche Holding AG	6,092,209	2.0
13,291		Swiss Life Holding AG	3,361,516	1.1
			21,289,689	7.1

		Taiwan: 1.2%
158,074		Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	3,728,966	1.2

		United Kingdom: 4.3%
81,020		AstraZeneca PLC	4,648,344	1.5
144,552		Diageo PLC	3,908,135	1.3
23,794	L	Shire PLC ADR	4,459,471	1.5
			13,015,950	4.3

		United States: 52.6%
49,270		AbbVie, Inc.	3,005,470	1.0
90,398		Activision Blizzard, Inc.	3,116,019	1.0
11,331	@	Amazon.com, Inc.	7,473,814	2.5
60,332		Anadarko Petroleum Corp.	3,183,116	1.1
91,599		Apple, Inc.	8,586,490	2.9
48,006		Baker Hughes, Inc.	2,321,570	0.8
82,459		BB&T Corp.	2,917,399	1.0
49,547		Chevron Corp.	5,062,713	1.7
217,482		Cisco Systems, Inc.	5,978,580	2.0
161,144		Coach, Inc.	6,489,269	2.2
113,900		Coca-Cola Co.	5,102,720	1.7
70,715		Deere & Co.	5,947,839	2.0
107,480		Dow Chemical Co.	5,654,523	1.9
22,285		General Dynamics Corp.	3,131,488	1.1
64,388		Gilead Sciences, Inc.	5,679,666	1.9
70,262		Hartford Financial Services Group, Inc.	3,118,228	1.0
42,187		Hasbro, Inc.	3,570,708	1.2
106,055		JPMorgan Chase & Co.	6,702,676	2.2
37,264		Kimberly-Clark Corp.	4,665,080	1.6
59,060		Kraft Heinz Co.	4,610,814	1.5
38,563		Lam Research Corp.	2,946,213	1.0
123,792		Liberty Property Trust	4,320,341	1.5
47,816		McDonald's Corp.	6,048,246	2.0
151,069		Microsoft Corp.	7,533,811	2.5
67,464		Nucor Corp.	3,358,358	1.1
43,319		Occidental Petroleum Corp.	3,320,401	1.1
55,117		Philip Morris International, Inc.	5,408,080	1.8
114,517		Qualcomm, Inc.	5,785,399	1.9
48,460		Schlumberger Ltd.	3,893,276	1.3
17,651		Simon Property Group, Inc.	3,550,852	1.2
36,357		UnitedHealth Group, Inc.	4,787,490	1.6
56,410		Valero Energy Corp.	3,320,857	1.1

See Accompanying Notes to Financial Statements

11

Voya Global VALUE ADVANTAGE Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

131,431	Wells Fargo & Co.	6,568,921	2.2
		157,160,427	52.6

	Total Common Stock
	(Cost $276,907,887)	286,095,112	95.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
		Securities Lending Collateralcc: 1.5%
217,505	BNP Paribas Bank, Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $217,510, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $221,855, due 04/30/16-05/01/46)	217,505	0.1
1,033,315	Citigroup, Inc., Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $1,033,340, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,053,981, due 06/30/17-05/01/46)	1,033,315	0.4
1,033,315	HSBC Securities USA, Repurchase Agreement dated 04/29/16, 0.27%, due 05/02/16 (Repurchase Amount $1,033,338, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,053,984, due 05/15/16-07/15/37)	1,033,315	0.3
1,033,315	Mizuho Securities USA Inc., Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $1,033,342, collateralized by various U.S. Government Agency Obligations, 2.000%-8.000%, Market Value plus accrued interest $1,053,981, due 06/01/24-08/20/45)	1,033,315	0.3
1,033,315	Nomura Securities, Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $1,033,342, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,053,981, due 05/15/16-03/20/66)	1,033,315	0.4
		4,350,765	1.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
7,316,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%††
	(Cost $7,316,000)	7,316,000	2.4

	Total Short-Term Investments
	(Cost $11,666,765)	11,666,765	3.9

	Total Investments in Securities (Cost $288,574,652)	$297,761,877	99.6
	Assets in Excess of Other Liabilities	1,170,061	0.4
	Net Assets	$298,931,938	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2016.

 Cost for federal income tax purposes is $289,765,912.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,728,052
Gross Unrealized Depreciation	(12,732,087)

Net Unrealized Appreciation	$7,995,965

See Accompanying Notes to Financial Statements

12

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Australia: 5.1%
22,191		APN Outdoor Group Ltd.	106,064	0.0
28,922		Aristocrat Leisure Ltd.	218,640	0.1
4,701	@	ASG Group Ltd.	3,926	0.0
498,992		Australian Pharmaceutical Industries Ltd.	741,234	0.3
913,337		Beach Petroleum Ltd.	507,229	0.2
56,437		BlueScope Steel Ltd.	275,546	0.1
1,543		Capilano Honey Ltd.	26,396	0.0
102,444		Charter Hall Group	371,154	0.2
57,442		Collins Foods Ltd.	175,207	0.1
106,197		CSR Ltd.	274,196	0.1
14,176		Domino's Pizza Enterprises Ltd.	663,957	0.3
5,006		GBST Holdings Ltd.	18,048	0.0
35,925		Hansen Technologies Ltd.	92,383	0.0
241,973		Japara Healthcare Ltd.	519,103	0.2
145,781	@,L	Karoon Gas Australia Ltd.	160,007	0.1
166,388		Mantra Group Ltd.	465,742	0.2
28,003		McMillan Shakespeare Ltd.	260,258	0.1
63,442		Mineral Resources Ltd.	355,170	0.2
176,266		OceanaGold Corp.	630,776	0.3
221,120		oOh!media Ltd.	780,593	0.3
97,543		OZ Minerals Ltd.	433,055	0.2
129,062		Pacific Brands Ltd.	111,538	0.0
203,047	@	Perseus Mining Ltd.	88,000	0.0
126,719	@	Ramelius Resources Ltd.	40,468	0.0
61,998	L	Regis Healthcare Ltd.	239,371	0.1
265,101		Regis Resources Ltd.	589,603	0.2
18,280		Reject Shop Ltd.	172,145	0.1
178,315	@	Resolute Mining Ltd.	134,032	0.1
35,049		Seek Ltd.	433,730	0.2
8,525		SG Fleet Group Ltd.	22,265	0.0
7,657		Sirtex Medical Ltd.	172,241	0.1
10,552		SMS Management & Technology Ltd.	15,117	0.0
944,330		Spotless Group Holdings Ltd.	925,534	0.4
126,343		Star Entertainment Grp Ltd./The	539,483	0.2
13,665		Thorn Group Ltd.	14,444	0.0
378,993		Tox Free Solutions Ltd.	832,371	0.3
76,024		Treasury Wine Estates Ltd.	535,306	0.2
70,806		Vita Group Ltd.	189,599	0.1
53,713		Vocus Communications Ltd.	350,806	0.1
3,888		Webjet Ltd.	17,809	0.0
			12,502,546	5.1

		Austria: 0.9%
8,599	@	ams AG	227,847	0.1
17,838		BUWOG AG	375,517	0.1
20,258		CA Immobilien Anlagen AG	386,966	0.2
8,621		Porr Ag	272,924	0.1
6,308		Schoeller-Bleckmann Oilfield Equipment AG	425,624	0.2
24,792		Wienerberger AG	489,686	0.2
			2,178,564	0.9

		Belgium: 1.3%
151,931	@	AGFA-Gevaert NV	604,128	0.3
1,459		Barco NV	101,892	0.1
5,088		Cie d'Entreprises CFE	505,716	0.2
14,142		D'ieteren SA	627,316	0.3
5,138	@,L	Galapagos NV	233,594	0.1
5,480		Melexis NV	303,286	0.1
3,253		Sioen Industries NV	67,048	0.0
9,924	@	Tessenderlo Chemie NV	341,554	0.1
3,253		Warehouses De Pauw SCA	296,350	0.1
			3,080,884	1.3

		Bermuda: 0.0%
9,209	@	Vostok New Ventures Ltd.	52,407	0.0

		Canada: 5.6%
18,600		Aecon Group, Inc.	248,010	0.1
9,700		Aimia, Inc.	66,177	0.0
33,422	@	Air Canada	248,527	0.1
15,386		Alaris Royalty Corp.	368,003	0.2
36,396		Algonquin Power & Utilities Corp.	317,925	0.1
32,388		Altus Group Ltd. - Canada	570,733	0.2
3,100		Arsenal Energy, Inc.	3,508	0.0
4,500		Artis Real Estate Investment Trust	48,059	0.0
78,600	@	Bankers Petroleum Ltd.	119,025	0.1
77,831	@	Birchcliff Energy Ltd.	323,805	0.1
3,900		Bird Construction, Inc.	36,150	0.0
1,400		Calian Group Ltd.	21,200	0.0
10,901		Canadian Apartment Properties REIT	259,167	0.1
23,523		Canfor Pulp Products, Inc.	190,854	0.1
49,975		Cascades, Inc.	353,693	0.2
7,300		Cathedral Energy Services Ltd.	1,862	0.0
68,500		Centerra Gold, Inc.	378,887	0.2
24,600	@	Cipher Pharmaceuticals, Inc.	145,479	0.1
5,534		Cogeco Communications, Inc.	275,752	0.1
2,025		Cogeco, Inc.	82,827	0.0
2,100		CT Real Estate Investment Trust	24,168	0.0
37,446		Dominion Diamond Corp.	430,061	0.2
10,300		Dream Industrial Real Estate Investment Trust	67,725	0.0
4,700		Dream Office Real Estate Investment Trust	78,440	0.0
11,900	@	Dundee Precious Metals, Inc.	26,461	0.0
34,744		Enerflex Ltd.	333,401	0.2
77,800		Ensign Energy Services, Inc.	471,252	0.2
107,803		Entertainment One Ltd.	291,406	0.1
26,300		Extendicare, Inc.	193,891	0.1

See Accompanying Notes to Financial Statements

13

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

1,100		Guardian Capital Group Ltd.	16,245	0.0
18,200		H&R Real Estate Investment Trust	317,960	0.1
2,800		Hardwoods Distribution, Inc.	37,379	0.0
44,557		High Arctic Energy Services, Inc.	136,722	0.1
3,200		High Liner Foods, Inc.	43,485	0.0
23,900		Horizon North Logistics, Inc.	26,858	0.0
34,100		Just Energy Group, Inc.	217,151	0.1
1,900		Killam Apartment Real Estate Investment Trust	17,823	0.0
300		Lassonde Industries, Inc.	41,840	0.0
7,711		Laurentian Bank of Canada	305,933	0.1
120,100		Lucara Diamond Corp.	306,304	0.1
5,900	@	Macro Enterprises, Inc.	8,793	0.0
7,400		Magellan Aerospace Corp.	104,097	0.1
400		Morguard Corp.	47,345	0.0
17,600		Nevsun Resources Ltd	65,788	0.0
20,900	@	Newmarket Gold, Inc.	58,467	0.0
18,363		North American Energy Partners, Inc.	40,031	0.0
60,854	@	Parex Resources, Inc.	609,656	0.3
1,000		Parkland Fuel Corp.	19,072	0.0
4,000		Pason Systems Inc.	58,149	0.0
21,137	@	Platinum Group Metals Ltd.	70,175	0.0
4,956		Premium Brands Holdings Corp.	213,771	0.1
7,900		Pure Industrial Real Estate Trust	31,482	0.0
61,714	@	Raging River Exploration, Inc.	500,224	0.2
10,100		Reitmans Canada Ltd.	36,707	0.0
61,276	@	Richmont Mines, Inc.	476,727	0.2
12,164		Ritchie Bros Auctioneers, Inc.	349,011	0.2
87,000	@	RMP Energy, Inc.	126,891	0.1
7,500		Russel Metals, Inc.	133,538	0.1
118,706	@	SEMAFO, Inc.	528,865	0.2
11,417		Stella-Jones, Inc.	436,498	0.2
35,000	@	Teranga Gold Corp.	27,895	0.0
2,200		Total Energy Services, Inc.	23,127	0.0
61,439		Transcontinental, Inc.	965,631	0.4
14,400		Uni-Select, Inc.	736,928	0.3
46,700		Western Energy Services Corp.	108,683	0.1
497		WestJet Airlines Ltd.	8,318	0.0
43,500	@	Xtreme Drilling and Coil Services Corp.	84,247	0.0
18,017	@	Yellow Pages Ltd./Canada	299,541	0.1
			13,613,805	5.6

		China: 0.2%
34,000		Baoye Group Co. Ltd.	22,385	0.0
14,836	@	China King-highway Holdings Ltd.	37,350	0.0
787		China Lodging Group Ltd. ADR	28,379	0.0
17,778		China Yuchai International Ltd.	182,225	0.1

120,000		Future Land Development Holdings Ltd.	17,110	0.0
94,000		Harbin Electric Co. Ltd.	38,473	0.0
88,000	@	RREEF China Commercial Trust	–	–
163,000		Sinotruk Hong Kong Ltd.	82,076	0.1
67,000		Weiqiao Textile Co.	50,041	0.0
			458,039	0.2

		Denmark: 0.9%
12,605	@,L	Bavarian Nordic A/S	481,838	0.2
4,865	@,L	Chemometec A/S	27,320	0.0
27,877	@	Columbus A/S	34,351	0.0
2,588	@	Dfds A/S	103,326	0.0
34,126	@	H Lundbeck A/S	1,140,251	0.5
1,608		Pandora A/S	209,060	0.1
6,600		PER Aarsleff A/S	182,400	0.1
1,383	@	Schouw & Co.	80,896	0.0
4,573	@	Spar Nord Bank A/S	37,337	0.0
			2,296,779	0.9

		Finland: 0.5%
5,428		Atria PLC	55,628	0.0
28,380		Cramo PLC	568,700	0.2
20,192	@	Finnair OYJ	120,229	0.1
35,127		HKScan OYJ	126,700	0.1
6,299		Lassila & Tikanoja OYJ	109,561	0.0
19,720		Oriola-KD OYJ	97,548	0.0
56,623		Sponda OYJ	246,578	0.1
			1,324,944	0.5

		France: 5.7%
5,280		Alten Ltd.	326,012	0.1
3,752		Arkema SA	299,473	0.1
6,401		Atos SE	569,735	0.2
1,324	@	Ausy	70,042	0.1
2,350		BioMerieux	303,320	0.1
1,451		Boiron SA	116,303	0.1
1,601		Caisse Regionale de Credit Agricole Mutuel Nord de France	33,383	0.0
62,514		Coface SA	504,966	0.2
2,912		Compagnie des Alpes	50,683	0.0
65,516		Derichebourg	208,888	0.1
65		Devoteam SA	3,030	0.0
4,748		Eiffage SA	377,717	0.2
9,194		Eurazeo SA	647,420	0.3
252		Eurofins Scientific	93,499	0.0
5,101	@	EuropaCorp	25,319	0.0
5,316	@	Flamel Technologies ADR	60,921	0.0
3,971		Fonciere Des Regions	375,682	0.2
167		GEA	14,720	0.0
593		Groupe Crit	39,098	0.0
548	@	Groupe Fnac	31,644	0.0
3,092		Guerbet	203,097	0.1
6,120	@	ID Logistics Group	735,813	0.3
19,210		Imerys SA	1,418,632	0.6
2,473		Ingenico Group SA	291,513	0.1
10,571		Ipsen SA	639,114	0.3
2,221		Le Belier	105,216	0.0
1,992		Lectra	30,246	0.0
380		Manutan International	20,490	0.0
14,479		Mercialys SA	322,508	0.1
7,980		MGI Coutier	169,958	0.1
833		Mr Bricolage	12,648	0.0

See Accompanying Notes to Financial Statements

14

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

7,796		Nexity	417,875	0.2
4,678		Orpea	385,933	0.2
765		Plastivaloire	61,896	0.0
7,922		Scor S.A.	269,870	0.1
1,286		Synergie SA	38,824	0.0
36,087		Technicolor SA	247,531	0.1
4,029		Technip S.A.	236,141	0.1
9,661		Teleperformance	867,776	0.4
95		Tessi SA	15,773	0.0
106		Total Gabon	17,114	0.0
47,714	@	UbiSoft Entertainment	1,384,909	0.6
3,502		Valeo SA	555,486	0.2
14,076		Veolia Environnement	345,787	0.1
451		Vetoquinol SA	18,694	0.0
3,331	L	Virbac SA	607,461	0.3
2,585		Wendel	298,736	0.1
			13,870,896	5.7

		Germany: 5.8%
10,132		Aareal Bank AG	360,702	0.2
5,349		Adler Modemaerkte AG	50,837	0.0
8,103		Amadeus Fire AG	608,476	0.3
13,958		Aurelius SE & Co. KGaA	835,459	0.3
177		bet-at-home.com AG	27,624	0.0
5,703		Borussia Dortmund GmbH & Co. KGaA	25,612	0.0
1,195		CENIT AG	28,452	0.0
9,249		CENTROTEC Sustainable AG	153,034	0.1
6,231		Cewe Stiftung & Co. KGAA	392,702	0.2
79,743		Deutsche Lufthansa AG	1,241,593	0.5
43,125		Deutz AG	220,455	0.1
7,324	@	Dialog Semiconductor PLC	255,436	0.1
3,532		DIC Asset AG	32,570	0.0
6,859		Duerr AG	550,361	0.2
305		Eckert & Ziegler AG	6,769	0.0
3,487		Elmos Semiconductor AG	43,775	0.0
18,679		ElringKlinger AG	458,550	0.2
43,063	@	Evotec AG	171,923	0.1
4,254		Francotyp-Postalia Holding AG	18,900	0.0
11,956		Freenet AG	365,991	0.2
6,382		Gerresheimer AG	475,982	0.2
2,120	@	H&R WASAG AG	25,034	0.0
824		Hornbach Holding AG & Co. KGaA	53,860	0.0
3,635	@	Hypoport AG	288,557	0.1
6,596		KION Group AG	360,193	0.2
835	@	Koenig & Bauer AG	31,295	0.0
38,771	@,L	Kontron AG	127,902	0.1
948		Leifheit AG	60,789	0.0
46,751	@	Patrizia Immobilien AG	1,084,262	0.4
820		publity AG	34,647	0.0
5,143		Rheinmetall AG	402,942	0.2
22,029		Rhoen Klinikum AG	685,369	0.3
72,125		SAF-Holland SA	851,452	0.4
2,426		Sartorius AG	599,522	0.3
561		Schweizer Electronic AG	11,971	0.0
1,418	@,L	Siltronic AG	27,751	0.0
13,961		STRATEC Biomedical AG	799,945	0.3
11,234	L	Stroeer Media SE	554,189	0.2
21,214		TAG Immobilien AG	282,072	0.1
3,395		TLG Immobilien AG	71,914	0.0
14,362		TUI AG	208,467	0.1
6,370		United Internet AG	311,355	0.1
9,085		Verbio AG	88,257	0.0
1,092		Vib Vermoegen AG	22,701	0.0
9,603	L	VTG AG	298,250	0.1
10,638	L	Wirecard AG	460,742	0.2
			14,068,641	5.8

		Gibraltar: 0.0%
11,628		32Red PLC	21,705	0.0

		Greece: 0.0%
3,807		Aegean Airlines SA	34,929	0.0

		Guernsey: 0.0%
4,806		Tetragon Financial Group Ltd.	46,858	0.0

		Hong Kong: 1.4%
466,000		Bossini International Hldg	28,795	0.0
5,605,840	@	China Billion Resources Ltd.	–	–
105,448	@	China Engine Group Ltd.	147,545	0.1
94,000		China Flavors & Fragrances Co. Ltd.	31,431	0.0
30,000	@	Chun Sing Engineering Holdings Ltd.	4,580	0.0
200,000		Computime Group Ltd.	28,516	0.0
51,600		Dah Sing Financial Holdings Ltd.	352,623	0.2
507,500	@	DMX Technologies Group Ltd.	–	–
64,000		Dream International Ltd.	13,448	0.0
228,000		Eagle Nice International Holdings Ltd.	59,266	0.0
558,000		Emperor International Holdings Ltd.	111,983	0.1
50,000	@	eSun Holdings Ltd.	3,535	0.0
16,500		Fairwood Holdings Ltd.	58,428	0.0
716,000		Fountain SET Hldgs	85,554	0.0
14,150	@	Get Nice Financial Group Ltd.	2,098	0.0
566,000		Get Nice Holdings Ltd.	20,364	0.0
2,000		Guoco Group Ltd.	22,008	0.0
30,944		Hanison Construction Holdings Ltd.	5,165	0.0
127,200		HKR International Ltd.	52,185	0.0
10,000		Hong Kong Ferry Holdings Co. Ltd.	11,416	0.0
238,000		Hop Fung Group Holdings Ltd.	16,770	0.0
54,000		Hung Hing Printing Group Ltd.	6,748	0.0
88,000		I.T LTD	21,737	0.0
41,000		Jinhui Holdings Co., Ltd.	5,005	0.0
3,680,000		Lai Fung Holdings Ltd.	57,730	0.0
928,000		Lai Sun Development Co. Ltd.	13,834	0.0
9,000		Lippo Ltd.	5,602	0.0
434,800		Man Wah Holdings Ltd.	507,060	0.2
230,000	@	Neptune Group Ltd.	1,331	0.0
108,000		Newocean Energy Holdings Ltd.	36,756	0.0
240,000	@	Pa Shun Pharmaceutical International Holdings Ltd.	23,736	0.0
278,000	@	Pacific Andes International Holdings Ltd.	5,232	0.0

See Accompanying Notes to Financial Statements

15

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

279,000		PAX Global Technology Ltd.	240,281	0.1
72,000		Playmates Holdings Ltd.	90,827	0.0
178,000		Road King Infrastructure	147,389	0.1
990,000	@	Sinolink Worldwide Holdings	106,856	0.1
133,500		SmarTone Telecommunications Holding Ltd.	220,690	0.1
2,000		Soundwill Holdings Ltd.	2,615	0.0
240,000		Texwinca Holdings Ltd.	233,391	0.1
2,150,000		Tongda Group Holdings Ltd.	441,640	0.2
100,000		TPV Technology Ltd.	16,202	0.0
30,200		Valuetronics Holdings Ltd.	10,521	0.0
109,000		Varitronix International Ltd.	86,992	0.0
464,400		VST Holdings Ltd.	106,207	0.1
140,000		Wuling Motors Holdings Ltd.	12,285	0.0
			3,456,377	1.4

		India: 1.1%
2,647		Accelya Kale Solutions Ltd.	36,640	0.0
9,710		Allcargo Logistics Ltd.	22,498	0.0
3,030		Balmer Lawrie & Co. Ltd.	26,266	0.0
34,065		FIEM Industries Ltd.	418,718	0.2
25,620	@	Geodesic Ltd.	–	–
45,888		GHCL Ltd.	91,190	0.1
22,694		Gujarat Alkalies & Chemicals Ltd.	61,971	0.0
35,470		Gujarat Industries Power Co. Ltd.	43,368	0.0
19,759		Gujarat State Fertilisers & Chemicals Ltd.	22,126	0.0
33,685	@	Housing Development & Infrastructure	43,538	0.0
55,282		Jamna Auto Industries Ltd.	116,738	0.1
32,130		KPR Mill Ltd.	395,106	0.2
13,578		KRBL Ltd.	46,348	0.0
23,820		Nucleus Software Exports Ltd.	71,836	0.0
37,058		OnMobile Global Ltd.	64,710	0.0
3,547		RSWM Ltd.	17,686	0.0
96,059		Sonata Software Ltd.	216,277	0.1
4,819		State Bank of Bikaner & Jaipur	37,964	0.0
21,497		Tamilnadu Newsprint & Papers Ltd.	75,395	0.0
178,559		Trident Ltd./India	137,584	0.1
21,379	@	Varun Industries Ltd.	–	–
2,550	@	WNS Holdings Ltd. ADR	80,810	0.1
38,557		Zensar Technologies Ltd.	567,385	0.2
			2,594,154	1.1

		Indonesia: 0.0%
371,700	@	Agung Podomoro Land Tbk PT	7,151	0.0
5,496,462	@	Darma Henwa Tbk PT	20,839	0.0
712,000		Gajah Tunggal Tbk PT	42,781	0.0
61,300		Indah Kiat Pulp and Paper Corp. Tbk PT	4,648	0.0
82,900		Petrosea Tbk PT	3,390	0.0
4,480		Sunway Construction Group Bhd	1,856	0.0
			80,665	0.0

		Ireland: 0.5%
547,939	@	Cairn Homes PLC	702,711	0.3
81,479		Circle Oil PLC	2,768	0.0
10,582	@	UDG Healthcare PLC	96,177	0.0
48,123		UDG Healthcare PLC	430,983	0.2
			1,232,639	0.5

		Israel: 0.1%
11,628	@	Babylon Ltd.	6,100	0.0
132,566		El Al Israel Airlines	108,452	0.1
496	@,L	Enzymotec Ltd.	4,285	0.0
4,346	@	Perion Network Ltd.	7,258	0.0
3,781		Plus500 Ltd.	32,656	0.0
1,476		Sapiens International Corp. NV	17,387	0.0
			176,138	0.1

		Italy: 5.9%
240,110		AEM S.p.A.	343,205	0.1
59,029		Amplifon S.p.A.	543,585	0.2
160,478		Anima Holding SpA	1,139,725	0.5
9,304		Ascopiave SpA	25,441	0.0
88,324	@	Autogrill S.p.A.	749,581	0.3
22,817		Autostrada Torino-Milano S.p.A.	300,254	0.1
2,646		Banca Generali SpA	78,738	0.0
3,654		Banca IFIS SpA	104,743	0.1
745,589		Beni Stabili S.p.A.	553,570	0.2
4,498		Biesse S.p.A.	68,522	0.0
16,278		Brembo SpA	875,790	0.4
43,417	L	Brunello Cucinelli SpA	852,610	0.4
7,618		Caltagirone SpA	19,888	0.0
127,956		Cerved Information Solutions SpA	1,031,537	0.4
37,402	L	Credito Emiliano S.p.A.	270,604	0.1
15,182		Danieli & Co. Officine Meccaniche S.p.A.	333,247	0.1
15,134		DiaSorin SpA	884,684	0.4
2,880		Digital Bros SpA	17,536	0.0
419		El.En. SpA	20,730	0.0
6,441		Elica SpA	14,386	0.0
15,292		Emak SpA	13,422	0.0
242		Engineering Ingegneria Informatica SpA	18,315	0.0
52,431		ERG S.p.A.	683,550	0.3
10,101		Exor S.p.A.	380,440	0.2
215,456	#,@	Infrastrutture Wireless Italiane SpA	1,106,299	0.5
623		Italmobiliare SpA	27,108	0.0
5,377	L	Italmobiliare SpA - RSP	173,257	0.1
8,621		La Doria SpA	125,622	0.1
63,412		Moncler S.p.A.	1,030,689	0.4
143,778	#,@	OVS SpA	941,121	0.4
9,735		Recordati S.p.A.	247,717	0.1
56,846		Reno de Medici SpA	22,971	0.0
2,675		SAES Getters SpA	32,870	0.0
49,734	L	Salvatore Ferragamo Italia SpA	1,152,753	0.5
13,272	@	Saras S.p.A.	23,182	0.0
755		Servizi Italia SpA	3,002	0.0
2,466		Sesa SpA	43,485	0.0
			14,254,179	5.9

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

	Japan: 25.8%
1,000	Aichi Bank Ltd.	45,506	0.0
3,900	Aiming, Inc.	19,862	0.0
9,700	Ain Pharmaciez, Inc.	471,207	0.2
15,000	Akita Bank Ltd.	40,067	0.0
3,900	Alpha Systems, Inc.	62,346	0.0
500	Amiyaki Tei Co., Ltd.	19,693	0.0
8,000	Anabuki Kosan, Inc.	19,306	0.0
1,900	Arakawa Chemical Industries Ltd.	16,131	0.0
1,200	Arata Corp.	27,148	0.0
47,000	Arealink Co. Ltd.	49,568	0.0
5,200	Ariake Japan Co., Ltd.	288,093	0.1
2,800	Asahi Broadcasting Corp.	17,040	0.0
29,400	Asahi Intecc Co. Ltd.	1,414,387	0.6
23,000	Asanuma Corp.	52,759	0.0
14,900	ASKA Pharmaceutical Co., Ltd.	189,108	0.1
154,500	Asset Managers Co., Ltd.	669,865	0.3
14,000	Bando Chemical Industries Ltd.	68,234	0.0
100	Bank of Toyama Ltd./The	3,330	0.0
3,600	Belluna Co., Ltd.	18,100	0.0
2,700	BML, Inc.	115,078	0.1
8,900	Bunka Shutter Co., Ltd.	75,015	0.0
26,000	Calsonic Kansei Corp.	177,583	0.1
49,000	Central Glass Co., Ltd.	273,162	0.1
8,500	Chiba Kogyo Bank Ltd.	37,311	0.0
2,200	Chimney Co. Ltd.	59,244	0.0
3,000	Chiyoda Integre Co., Ltd.	59,983	0.0
6,400	Chori Co., Ltd.	92,156	0.0
11,800	Chubu Shiryo Co., Ltd.	88,195	0.0
24,300	CKD Corp.	197,456	0.1
3,300	Cleanup Corp.	21,311	0.0
11,003	Computer Engineering & Consulting Ltd.	159,450	0.1
2,500	Corona Corp.	24,473	0.0
2,100	Cresco Ltd.	33,648	0.0
7,900	CTI Engineering Co., Ltd.	70,845	0.0
4,400	DA Consortium, Inc.	32,843	0.0
68,000	Dai Nippon Toryo Co., Ltd.	118,905	0.1
10,700	Daifuku Co., Ltd.	191,368	0.1
3,200	Daihatsu Diesel Manufacturing Co., Ltd.	17,347	0.0
90,000	Daihen Corp.	448,353	0.2
4,000	Daiichi Jitsugyo Co., Ltd.	18,186	0.0
1,900	Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	51,667	0.0
84,000	Daikyo, Inc.	134,516	0.1
101,500	Daikyonishikawa Corp.	1,398,757	0.6
51,000	Daito Bank Ltd.	81,591	0.0
5,300	Daito Pharmaceutical Co. Ltd.	139,032	0.1
115,000	Daiwa Industries Ltd.	985,772	0.4
39,800	DCM Holdings Co., Ltd.	300,891	0.1
99,000	Denka Co., Ltd.	416,747	0.2
20,500	Denyo Co., Ltd.	219,909	0.1
6,300	Disco Corp.	535,412	0.2
20,100	Doutor Nichires Holdings Co., Ltd.	352,881	0.2
35,691	DTS Corp.	706,391	0.3
4,100	Eco's Co., Ltd.	53,238	0.0
23,000	Ehime Bank Ltd.	47,734	0.0
9,000	Eighteenth Bank Ltd.	21,248	0.0
38,100	EPS Holdings, Inc.	477,202	0.2
9,700	Ezaki Glico Co., Ltd.	495,507	0.2
2,200		FALCO HOLDINGS Co. Ltd.	27,567	0.0
71,000		Ferrotec Corp.	690,404	0.3
69,900		FIDEA Holdings Co., Ltd.	110,107	0.1
11,600		Foster Electric Co., Ltd.	241,369	0.1
5,100		France Bed Holdings Co., Ltd.	46,971	0.0
14,000		Fuji Kiko Co., Ltd.	55,613	0.0
7,300		Fuji Pharma Co. Ltd.	128,680	0.1
18,327		Fuji Soft, Inc.	415,666	0.2
9,200		Fujikura Kasei Co., Ltd.	41,446	0.0
12,500		Fujitsu Frontech Ltd.	114,137	0.1
2,500		FuKoKu Co. Ltd.	19,953	0.0
4,000		Fukuda Corp.	43,761	0.0
900		Fukuda Denshi Co., Ltd.	49,140	0.0
2,000		Furusato Industries Ltd.	30,153	0.0
8,000		Fuso Pharmaceutical Industries Ltd.	19,215	0.0
11,500		Futaba Industrial Co., Ltd.	53,229	0.0
15,200		Future Corp.	102,531	0.1
4,800		G-7 Holdings, Inc.	53,181	0.0
13,000		Gakken Holdings Co., Ltd.	29,353	0.0
12,300		Grandy House Corp.	37,430	0.0
38,100		H2O Retailing Corp.	625,179	0.3
3,900		Haruyama Trading Co., Ltd.	28,230	0.0
2,900		Hiday Hidaka Corp.	68,572	0.0
2,900		Hirakawa Hewtech Corp.	22,422	0.0
1,869		Hitachi Zosen Fukui Corp.	20,481	0.0
9,000		Hodogaya Chemical Co., Ltd.	18,279	0.0
10,000		Hokkan Holdings Ltd.	30,146	0.0
6,500		Hokuriku Electrical Construction Co. Ltd.	47,558	0.0
10,000		Hosokawa Micron Corp.	51,608	0.0
5,000		Hyakugo Bank Ltd.	18,432	0.0
4,400		I K K, Inc.	25,674	0.0
28,000		Ichiken Co. Ltd.	71,958	0.0
2,700		Ichinen Holdings Co., Ltd.	23,986	0.0
368,000		IHI Corp.	798,008	0.3
37,200		Iida Group Holdings Co. Ltd.	694,751	0.3
2,100		Inaba Seisakusho Co., Ltd.	25,600	0.0
53,909		Inabata & Co., Ltd.	525,088	0.2
31,000		Infocom Corp.	477,640	0.2
56,000	@	Ishihara Sangyo Kaisha Ltd.	38,494	0.0
17,800		Information Services International-Dentsu Ltd.	326,377	0.1
4,000		Itfor, Inc.	17,508	0.0
13,200		Itoki Corp.	82,944	0.0
1,900		IwaiCosmo Holdings, Inc.	17,712	0.0
12,000		Iwasaki Electric Co., Ltd.	20,468	0.0
18,300	L	Jamco Corp.	468,253	0.2
36,500		Japan Asia Group Limited	165,857	0.1
19,900		Japan Foundation Engineering Co. Ltd.	77,786	0.0
230		Japan Hotel REIT Investment Corp.	207,475	0.1
4,200		Japan Medical Dynamic Marketing, Inc.	25,931	0.0
58,000		Jeol Ltd.	262,089	0.1

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

19,000		Joban Kosan Co. Ltd.	26,829	0.0
1,200		JSP Corp.	20,654	0.0
1,800		Kaga Electronics Co., Ltd.	21,281	0.0
700		Kamei Corp.	6,307	0.0
3,000		Kanagawa Chuo Kotsu Co., Ltd.	16,797	0.0
772,000		Kanematsu Corp.	1,162,588	0.5
4,000	L	Kanto Denka Kogyo Co., Ltd.	28,985	0.0
12,500		Kappa Create Co., Ltd.	144,908	0.1
14,100		Kasai Kogyo Co., Ltd.	135,197	0.1
1,200		Kawasumi Laboratories, Inc.	8,779	0.0
4,700		Keihanshin Building Co. Ltd.	25,450	0.0
150,300		Kenedix, Inc.	642,382	0.3
6,800		Kenko Mayonnaise Co. Ltd.	142,822	0.1
5,700		King Co. Ltd.	19,363	0.0
18,000	@	KNT-CT Holdings Co., Ltd.	26,467	0.0
1,700		Kita-Nippon Bank Ltd.	43,103	0.0
1,000		Kitano Construction Corp.	2,401	0.0
76,000		Kobe Steel Ltd.	72,977	0.0
3,300		Komatsu Wall Industry Co., Ltd.	51,445	0.0
19,500		Konami Corp.	614,825	0.3
5,400	@	Kosaido Co., Ltd.	16,221	0.0
9,000		Krosaki Harima Corp.	19,922	0.0
9,500		Kura Corp.	408,275	0.2
14,000		Kurabo Industries Ltd.	24,594	0.0
20,000		Kyodo Printing Co., Ltd.	59,135	0.0
2,000		Kyosei Rentemu Co. Ltd.	17,573	0.0
13,000		Kyowa Leather Cloth Co., Ltd.	98,109	0.0
46,700	L	Kyudenko Corp.	1,185,904	0.5
111,000		Leopalace21 Corp.	666,059	0.3
31,000		Maeda Corp.	236,826	0.1
29,000		Makino Milling Machine Co., Ltd.	174,230	0.1
6,400		Mandom Corp.	289,665	0.1
4,200		Marubun Corp.	28,872	0.0
60,000		Marudai Food Co., Ltd.	250,903	0.1
1,600		Maruka Machinery Co. Ltd.	18,893	0.0
2,200		Matsuda Sangyo Co., Ltd.	23,760	0.0
3,200		Matsui Construction Co., Ltd.	22,209	0.0
6,100		Matsumotokiyoshi Holdings Co., Ltd.	298,576	0.1
1,400		Maxvalu Tokai Co. Ltd.	22,317	0.0
6,600		Meisei Industrial Co. Ltd.	29,976	0.0
12,400		Meiwa Estate Co., Ltd.	69,237	0.0
900		Menicon Co. Ltd.	29,325	0.0
13,000		Michinoku Bank Ltd.	21,271	0.0
11,000		Mie Bank Ltd.	20,550	0.0
12,800		Mikuni Corp.	41,237	0.0
53,727		Mimasu Semiconductor Industry Co., Ltd.	515,634	0.2
9,800		Miroku Jyoho Service Co. Ltd.	97,003	0.0
800		Mitani Corp.	23,052	0.0
39,500		Mito Securities Co., Ltd.	102,770	0.1
194,800		Mitsubishi UFJ Lease & Finance Co., Ltd.	848,967	0.4
128,000		Mitsubishi Materials Corp.	405,988	0.2
1,800		Mitsubishi Research Institute, Inc.	57,005	0.0
6,200		Mitsui High-Tec, Inc.	38,011	0.0
57,000		Mitsui Matsushima Co., Ltd.	59,195	0.0
20,400		Miura Co., Ltd.	381,955	0.2
400		Mochida Pharmaceutical Co., Ltd.	29,747	0.0
9,600		Mone Square Holdings, Inc.	101,236	0.1
6,000		Monogatari Corp.	283,198	0.1
34,100		DMG Mori Co. Ltd.	382,585	0.2
33,000		Morinaga & Co., Ltd.	158,019	0.1
24,100		MTI Ltd.	168,830	0.1
15,000		Nagano Bank Ltd.	25,838	0.0
15,800		Nakano Corp.	72,430	0.0
27,783		Namura Shipbuilding Co., Ltd.	205,980	0.1
9,000		NDS Co. Ltd.	24,462	0.0
17,200	@	New Japan Radio Co., Ltd.	65,489	0.0
8,000		Nichiha Corp.	121,946	0.1
10,073		Nichireki Co., Ltd.	72,343	0.0
3,800		Nichirin Co. Ltd.	40,153	0.0
2,000		NIFTY Corp.	19,777	0.0
16,500		Nihon Unisys Ltd.	202,059	0.1
51		Nippon Accommodations Fund, Inc.	215,597	0.1
64,000		Nippon Chemical Industrial Co., Ltd.	119,457	0.1
15,000		Nippon Chemiphar Co., Ltd.	65,877	0.0
15,300	L	Nippon Commercial Development Co. Ltd.	308,328	0.1
5,500		Nippon Filcon Co., Ltd./Tokyo	21,830	0.0
6,000		Nippon Koei Co. Ltd.	19,317	0.0
3,000		Nippon Pillar Packing Co., Ltd.	25,198	0.0
10,000		Nippon Seisen Co., Ltd.	41,466	0.0
42,400		Nippon Shinyaku Co., Ltd.	1,915,121	0.8
7,500		Nippon Shokubai Co., Ltd.	388,469	0.2
3,200		Nippon Systemware Co., Ltd.	27,708	0.0
24,700		Nishimatsuya Chain Co., Ltd.	281,465	0.1
13,000		Nisshin Fudosan Co.	42,246	0.0
90,000		Nittetsu Mining Co., Ltd.	332,800	0.1
8,000		Nitto Seiko Co., Ltd.	21,011	0.0
20,200		Nittoc Construction Co. Ltd.	82,299	0.0
78,600		North Pacific Bank Ltd.	199,266	0.1
20,500		NS Solutions Corp.	356,388	0.2
82,000		Obayashi Road Corp.	585,970	0.3
1,700		Odelic Co. Ltd.	50,947	0.0
53,000		Oenon Holdings, Inc.	107,220	0.1
5,800		Ohashi Technica, Inc.	63,578	0.0
11,000		Oita Bank Ltd.	33,609	0.0
8,000		Okura Industrial Co., Ltd.	20,974	0.0
5,500		Optex Co., Ltd.	175,745	0.1
6,000		Origin Electric Co. Ltd.	15,303	0.0
13,000		Osaki Electric Co., Ltd.	92,917	0.0
1,800		Proto Corp.	23,609	0.0

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

1,000		Regal Corp.	2,815	0.0
1,200		Relo Holdings, Inc.	153,438	0.1
5,500		Renaissance, Inc.	60,674	0.0
37,000		Rengo Co., Ltd.	201,479	0.1
38,400		Rheon Automatic Machinery Co., Ltd.	212,203	0.1
12,700		Round One Corp.	74,537	0.0
900		Royal Holdings Co., Ltd.	17,173	0.0
51,000		Ryobi Ltd.	185,010	0.1
13,000		Sakai Ovex Co., Ltd.	19,845	0.0
20,382		San-Ai Oil Co., Ltd.	142,845	0.1
33,700		San-In Godo Bank Ltd.	217,125	0.1
4,000		Sankyo Frontier Co. Ltd.	31,374	0.0
2,300		Sankyo Tateyama, Inc.	31,835	0.0
2,100		Sanoyas Holdings Corp.	4,627	0.0
2,800		Sansha Electric Manufacturing Co. Ltd.	13,821	0.0
142,200		Sanwa Holdings Corp.	1,103,319	0.5
95,000		Sanyo Shokai Ltd.	227,513	0.1
4,400		Sawai Pharmaceutical Co., Ltd.	283,448	0.1
45,300		Scroll Corp.	175,201	0.1
20,000		Seika Corp.	40,266	0.0
38,200		Seino Holdings Corp.	388,242	0.2
1,700		Senshu Electric Co. Ltd	25,249	0.0
10,900		Shidax Corp.	50,923	0.0
59,000		Shiga Bank Ltd.	256,427	0.1
26,000		Shimadzu Corp.	389,156	0.2
3,400		Shin Nippon Air Technologies Co. Ltd.	30,501	0.0
12,000		Shinagawa Refractories Co., Ltd.	21,506	0.0
2,600		Shinko Shoji Co., Ltd.	25,367	0.0
401,000		Shinsei Bank Ltd.	562,032	0.2
224,000		Shinsho Corp.	403,886	0.2
3,500		Shinwa Co., Ltd./Nagoya	44,678	0.0
8,300		Shizuoka Gas Co., Ltd.	56,580	0.0
7,000		Sinanen Holdings Co., Ltd.	26,891	0.0
5,900		SK-Electronics Co., Ltd.	37,967	0.0
900	@	Sosei Group Corp.	184,970	0.1
18,000		Sourcenext Corp.	81,359	0.0
3,700		SRA Holdings	85,882	0.0
1,300		Star Flyer, Inc.	39,373	0.0
18,500		Start Today Co. Ltd.	777,233	0.3
10,200		Starts Corp., Inc.	211,966	0.1
26,900		SCSK Corp.	975,688	0.4
36,500		Sumitomo Densetsu Co., Ltd.	448,934	0.2
24,900		Sumitomo Forestry Co., Ltd.	287,478	0.1
89,000		Sumitomo Osaka Cement Co., Ltd.	383,707	0.2
38,000	L	Sun Frontier Fudousan Co., Ltd.	351,364	0.2
10,000		Systena Corp.	150,069	0.1
1,600		Tachibana Eletech Co., Ltd.	17,234	0.0
4,200		Tachikawa Corp.	27,268	0.0
209,000		Taiheiyo Cement Corp.	553,017	0.2
800		Takamatsu Machinery Co. Ltd.	4,503	0.0
136,800		Takara Leben Co., Ltd.	870,272	0.4
100		Takara Printing Co., Ltd.	1,250	0.0
1,100		Takasago International Corp.	24,518	0.0
4,000		Takiron Co., Ltd.	19,555	0.0
11,000		Tayca Corp.	48,733	0.0
74,300		TBK Co., Ltd.	268,408	0.1
6,300		TechnoPro Holdings, Inc.	175,017	0.1
183,000		Teijin Ltd.	655,184	0.3
59,900		Temp Holdings Co., Ltd.	899,196	0.4
26,600		Tenma Corp.	395,981	0.2
4,100	@	Tera Probe, Inc.	29,222	0.0
3,900		TKC	105,957	0.1
180,000		TOA Road Corp.	597,607	0.3
46,000		Tochigi Bank Ltd.	177,269	0.1
57,000		Toda Corp.	265,701	0.1
4,000		Toenec Corp.	25,671	0.0
10,000		Togami Electric Manufacturing Co. Ltd.	38,010	0.0
13,000		Toho Holdings Co., Ltd.	300,756	0.1
18,300		TOKAI Holdings Corp.	102,554	0.1
11,900		Tokyo Ohka Kogyo Co., Ltd.	332,719	0.2
14,400		Tokyo Sangyo Co. Ltd.	49,994	0.0
11,800		Tokyo Seimitsu Co., Ltd.	244,707	0.1
99,400		Tokyo Steel Manufacturing Co., Ltd.	612,257	0.3
135,000		Tokyo Tekko Co., Ltd.	458,121	0.2
20,121		Tokyo TY Financial Group, Inc.	512,019	0.2
13,000		Toli Corp.	37,468	0.0
10,000		Tomoku Co., Ltd.	25,287	0.0
25,000		Tonami Holdings Co., Ltd.	64,010	0.0
51,000		Nissan Tokyo Sales Holdings Co., Ltd.	123,901	0.1
3,500		Toukei Computer Co., Ltd.	65,657	0.0
140,000		Towa Bank Ltd.	114,753	0.1
69,000		Toyo Engineering Corp.	188,194	0.1
68,400		Toyo Kohan Co., Ltd.	215,211	0.1
12,400		Toyo Machinery & Metal Co., Ltd.	43,708	0.0
24,300		Toyo Tire & Rubber Co., Ltd.	363,423	0.2
11,900		Transcosmos, Inc.	313,964	0.1
39,000		Tsubakimoto Chain Co.	254,344	0.1
25,200		Tsukuba Bank Ltd.	65,896	0.0
5,500		Tsuruha Holdings, Inc.	527,536	0.2
26,000		Uchida Yoko Co., Ltd.	107,643	0.1
5,500		UKC Holdings Corp.	97,655	0.0
2,600		Ulvac, Inc.	79,720	0.0
29,930	@	Usen Corp.	102,885	0.1
7,600	L	Utoc Corp.	21,878	0.0
16,400		Warabeya Nichiyo Co., Ltd.	306,690	0.1
10,304		Watabe Wedding Corp.	44,783	0.0
9,700		Welcia Holdings Co. Ltd.	512,378	0.2
7,000		Yamanashi Chuo Bank Ltd.	25,923	0.0
1,000		Yamaya Corp.	18,397	0.0
91,700		Yamazen Corp.	716,745	0.3
7,400		Yaoko Co., Ltd.	327,262	0.1
5,100		Yashima Denki Co., Ltd.	25,651	0.0
900		Yellow Hat Ltd.	18,419	0.0
5,300		Yossix Co. Ltd.	95,647	0.0
59,800		Yuasa Trading Co., Ltd.	1,343,873	0.6
2,600		Yume No Machi Souzou Iinkai Co. Ltd.	46,570	0.0
4,000		Yurtec Corp.	28,726	0.0
1,500		Yusen Logistics Co. Ltd.	17,648	0.0
28,000	L	Zenitaka Corp.	114,503	0.1

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

49,200		Zenkoku Hosho Co. Ltd.	1,730,313	0.7
			62,736,492	25.8

		Liechtenstein: 0.0%
592		Verwalt & Privat-Bank AG	57,762	0.0

		Luxembourg: 1.2%
39,922		Braas Monier Building Group SA	1,108,995	0.4
281,500		L'Occitane International SA	542,521	0.2
62,367	#	O'Key Group SA GDR	143,444	0.1
37,127		Reinet Investments SCA	733,341	0.3
9,227	@	Stabilus SA	461,225	0.2
			2,989,526	1.2

		Malaysia: 0.1%
37,800		Hua Yang Bhd	17,404	0.0
247,200		KSL Holdings BHD	79,099	0.0
72,450		Kumpulan Fima BHD	34,848	0.0
111,200		LBS Bina Group Bhd	45,243	0.0
192,523	@	Lion Industries Corp. Bhd	21,154	0.0
2,100		Malaysian Pacific Industries Bhd	3,973	0.0
45,000	@	MNRB Holdings Bhd	34,693	0.0
72,900	@	Shell Refining Co. (Malaysia)	57,378	0.1
57,600		V.S. Industry Berhad	17,818	0.0
103,100		WTK Holdings Bhd	31,616	0.0
			343,226	0.1

		Malta: 0.2%
51,138	@	Brait SE	572,169	0.2

		Mexico: 0.4%
1,598,490	@	Axtel SA de CV	711,693	0.3
17,742		Grupo Financiero Interacciones SA de CV	100,452	0.0
15,778		Industrias Bachoco SAB de CV	66,121	0.0
35,805		Unifin Financiera SAPI de CV SOFOM ENR	105,014	0.1
			983,280	0.4

		Netherlands: 1.9%
7,314		Aalberts Industries NV	251,007	0.1
3,831		Accell Group	81,191	0.0
9,860		Advanced Metallurgical Group NV	107,485	0.0
5,926		ASM International NV	242,065	0.1
15,295		BE Semiconductor Industries NV	460,739	0.2
34,642		BinckBank NV	204,145	0.1
9,179		Corbion NV	234,460	0.1
1,081		DOCdata NV	1,052	0.0
11,585	#	Euronext NV	489,722	0.2
21,609		IMCD Group NV	874,189	0.4
33,792	#,@	Intertrust NV	684,879	0.3
1,984		KAS Bank NV	20,653	0.0
3,912		NSI NV	18,593	0.0
12,981	#	Refresco Gerber NV	240,350	0.1
478,561	@,L	SNS Reaal NV	–	–
9,132		TKH Group NV	361,046	0.2
62,390	@	Post NL	273,101	0.1
			4,544,677	1.9
		New Zealand: 0.3%
46,007		Fisher & Paykel Healthcare Corp.	293,623	0.1
20,840		Nuplex Industries Ltd.	76,569	0.0
121,591		Summerset Group Holdings Ltd.	376,574	0.2
			746,766	0.3

		Norway: 0.9%
23,603		ABG Sundal Collier ASA	16,467	0.0
40,318		Borregaard ASA	301,767	0.1
239,691	@,L	BW Offshore Ltd.	52,235	0.0
42,104	@	Kongsberg Automotive ASA	34,041	0.0
63,527	L	Kongsberg Gruppen ASA	1,065,051	0.5
77,894		Kvaerner ASA	77,245	0.0
7,502		Sparebank 1 Nord Norge	35,126	0.0
96,051		SpareBank 1 SMN	590,602	0.3
3,503	@	Spectrum ASA	11,529	0.0
			2,184,063	0.9

		Philippines: 0.1%
78,500		Benpres Holdings Corp.	12,218	0.0
83,080		Cebu Air, Inc.	157,616	0.1
			169,834	0.1

		Poland: 0.0%
6,094		Lentex SA	14,328	0.0
10,723		Netia SA	14,187	0.0
			28,515	0.0

		Portugal: 0.1%
24,100		CTT-Correios de Portugal SA	222,860	0.1

		Qatar: 0.0%
13,944		United Development Co. QSC	73,504	0.0

		Singapore: 0.7%
30,100		China Sunsine Chemical Holdings Ltd.	8,505	0.0
29,300		Chip Eng Seng Corp. Ltd.	15,453	0.0
40,900		CSE Global Ltd.	13,033	0.0
344,000		Fortune Real Estate Investment Trust	377,842	0.2
34,600		Hock Lian Seng Holdings Ltd.	10,531	0.0
53,590		Hong Leong Asia Ltd.	30,829	0.0
13,300		Hong Leong Finance Ltd.	23,703	0.0
145,000		Innovalues Ltd.	108,230	0.0
60,100		Lian Beng Group Ltd.	21,183	0.0
328,044		Mapletree Industrial Trust	391,145	0.2
9,700		NSL Ltd./Singapore	10,878	0.0
35,000		QAF Ltd.	28,237	0.0
62,000		Riverstone Holdings Ltd.	44,899	0.0
35,000		Sim Lian Group Ltd.	20,690	0.0
2,600		Sing Holdings Ltd.	619	0.0
23,600		Singapore O&G Ltd.	13,830	0.0
54,000		Stamford Land Corp. Ltd	20,880	0.0
350,100		Starhill Global Real Estate Investment Trust	202,805	0.1
4,340		Sunningdale Tech Ltd.	3,711	0.0
83,500		Tiong Woon Corp. Holding Ltd.	14,156	0.0
402,250		UMS Holdings Ltd.	185,266	0.1

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

18,300		Venture Corp. Ltd.	113,801	0.1
			1,660,226	0.7

		South Africa: 0.5%
4,893		Aeci Ltd.	33,029	0.0
1,985		JSE Ltd.	23,031	0.0
3,504		Liberty Holdings Ltd.	34,421	0.0
14,802		Mpact Ltd.	48,340	0.1
11,623		Peregrine Holdings Ltd.	24,372	0.0
71,379	@	Super Group Ltd.	206,286	0.1
192,339		Telkom SA Ltd.	766,873	0.3
			1,136,352	0.5

		South Korea: 2.4%
432		Asia Holdings Co. Ltd.	44,155	0.0
2,801	@	Asia Paper Manufacturing Co. Ltd.	44,095	0.0
61		Dae Han Flour Mills Co. Ltd.	10,672	0.0
6,504		Daesang Holdings Co. Ltd.	78,272	0.0
2,360		Daesung Holdings Co. Ltd.	20,542	0.0
18,545		Daewon San Up Co. Ltd.	111,979	0.1
605	@	DAP Co. Ltd.	2,253	0.0
4,212		Dongil Industries Co. Ltd.	218,474	0.1
4,627		DongKook Pharmaceutical Co. Ltd.	260,140	0.1
9,126		Handsome Co. Ltd.	354,425	0.2
7,962	@	Heungkuk Fire & Marine Insurance Co. Ltd	26,850	0.0
9,293		Hotel Shilla Co. Ltd.	595,697	0.3
2,592		Humax Co. Ltd	30,080	0.0
3,640		Inzi Controls Co. Ltd.	19,030	0.0
2,700		Jahwa Electronics Co. Ltd.	31,195	0.0
3,519		KISCO Corp.	161,949	0.1
7,551		KIWOOM Securities Co. Ltd.	447,398	0.2
3,014		KJB Financial Group Co. Ltd.	23,771	0.0
759		Kunsul Chemical Industrial Co. Ltd.	27,205	0.0
3,201		Kyungchang Industrial Co. Ltd.	15,683	0.0
637	@	Namuga Co. Ltd.	31,773	0.0
62,386		Nexen Tire Corp.	793,870	0.3
5,638	@	Osstem Implant Co. Ltd.	353,028	0.2
21,438		Partron Co. Ltd.	208,753	0.1
908		RedcapTour Co. Ltd.	14,703	0.0
862		S&T Holdings Co. Ltd.	18,043	0.0
5,426		S&T Motiv Co. Ltd.	316,315	0.1
3,410		Saeron Automotive Corp.	24,754	0.0
8,006		Sam Young Electronics Co. Ltd.	87,358	0.0
9,828		Seah Besteel Corp.	250,573	0.1
1,841		Sejong Industrial Co., Ltd.	15,969	0.0
3,164		Sewon Precision Industry Co. Ltd.	56,311	0.0
4,312		SFA Engineering Corp.	215,072	0.1
14,690		SKC Co., Ltd.	359,899	0.2
16,594		SL Corp.	232,023	0.1
5,613		Sung Woo Electronics Co., Ltd.	31,931	0.0
2,132		Tae Kyung Industrial Co. Ltd.	9,677	0.0
126		Taekwang Industrial Co. Ltd.	109,640	0.1
1,511		Uju Electronics Co. Ltd.	20,754	0.0
2,655		Visang Education, Inc.	30,176	0.0
1,620		YESCO Co. Ltd.	52,946	0.0
5,806		Yoosung Enterprise Co. Ltd.	20,854	0.0
2,007		You Eal Electronics Co. Ltd.	20,660	0.0
3,652		Zeus Co Ltd	48,142	0.0
			5,847,089	2.4

		Spain: 0.8%
3,072	@	Almirall SA	50,572	0.0
34,733		Bankinter S.A.	265,111	0.1
12,847		Enagas	392,220	0.2
101,419		FAES FARMA SA	319,608	0.1
16,020		Papeles y Cartones de Europa SA	99,377	0.1
60,013	@,L	Sol Melia SA	757,249	0.3
			1,884,137	0.8

		Sweden: 2.5%
2,606		Avanza AB	102,475	0.1
27,662		Axfood AB	512,890	0.2
1,833	@	Bergman & Beving AB	36,886	0.0
19,714	@	Bilia AB	472,156	0.2
3,403	@	BioGaia AB	86,163	0.0
54,402	@	Bufab Holding AB	425,612	0.2
4,280		Bure Equity AB	37,330	0.0
7,245	@	Byggmax Group AB	58,703	0.0
15,911	@	Cellavision AB	113,431	0.1
57,973	L	Concentric AB	656,943	0.3
9,384	@	Dios Fastigheter AB	68,673	0.0
4,526	@	Duni AB	65,908	0.0
37,000	@	Fastighets AB Balder	943,763	0.4
6,584	@	Indutrade AB	369,426	0.2
1,544		Investment AB Oresund	43,350	0.0
36,482		KappAhl Holding AB	151,580	0.1
9,466		Loomis AB	262,939	0.1
11,799	@	Medivir AB	81,690	0.0
11,963	@	Moberg Pharma AB	72,659	0.0
29,977	@	MQ Holding AB	149,281	0.1
22,484		Mycronic AB	175,834	0.1
25,025	@,L	Net Insight AB	19,633	0.0
2,519	@	Nolato AB	68,089	0.0
3,422	@	Recipharm AB	57,314	0.0
156,091	@	Rottneros AB	131,567	0.1
11,658	@	Scandi Standard AB	82,407	0.0
8,660	@	Tethys Oil AB	62,115	0.0
6,059	@	Vitrolife AB	297,154	0.1
18,836		Wihlborgs Fastigheter AB	382,712	0.2
			5,988,683	2.5

		Switzerland: 6.0%
1,425		Actelion Ltd. - Reg	230,964	0.1
44		APG SGA SA	18,467	0.0
751		Autoneum Holding AG	179,363	0.1
90		Bell AG	35,651	0.0
2,006		Bobst Group AG	109,574	0.1
1,277		Calida Holding AG	43,929	0.0
13,064		Clariant AG	247,518	0.1
1,943		Coltene Holding AG	121,627	0.1
2,875		EFG International	17,952	0.0
1,047		Emmi AG	627,659	0.3
484		Feintool International Holding AG	48,940	0.0

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

448		Flughafen Zuerich AG	411,562	0.2
1,038		Forbo Holding AG	1,264,757	0.5
894		Galenica AG	1,308,809	0.5
3,371		Gategroup Holding AG	185,906	0.1
789		Georg Fischer AG	641,475	0.3
467		Helvetia Holding AG	251,522	0.1
273		HOCHDORF Holding AG	54,583	0.0
36		Huegli Holding AG	30,585	0.0
3,064		Implenia AG	204,567	0.1
83		Interroll Holding AG	73,673	0.0
8,172		Julius Baer Group Ltd.	350,217	0.1
2,332		Kardex AG	188,218	0.1
642		Komax Holding AG - REG	141,971	0.1
22,607	@	Logitech International SA	347,346	0.1
16,870		Lonza Group AG	2,813,720	1.2
9		Metall Zug AG	27,629	0.0
38,748		OC Oerlikon Corp. AG	374,852	0.1
1,042		Partners Group	429,761	0.2
37		Schaffner Holding AG	8,099	0.0
226		Siegfried Holding AG	42,406	0.0
1,267		Straumann Holding AG	439,884	0.2
3,547		Swiss Life Holding AG	897,096	0.4
462		Tamedia AG	74,504	0.1
8,621		Tecan Group AG	1,198,317	0.5
1,894		U-Blox AG	376,645	0.1
2,918		Valiant Holding	323,795	0.1
84		Vaudoise Assurances Holding SA	43,826	0.0
84		Vetropack Holding AG	131,355	0.0
10,381	#,@	Wizz Air Holdings Plc	285,900	0.1
568	@	Zehnder Group AG	24,031	0.0
			14,628,655	6.0

		Taiwan: 0.9%
33,593		Ability Enterprise Co. Ltd.	19,365	0.0
396,000		Accton Technology Corp.	370,720	0.2
420,000		AU Optronics Corp.	120,184	0.1
385,000		BES Engineering Corp.	71,718	0.0
37,000		Catcher Technology Co., Ltd.	258,957	0.1
482,000		InnoLux Display Corp.	148,751	0.1
24,150		China Synthetic Rubber Corp.	17,778	0.0
37,896		ChipMOS Technologies (Bermuda) Ltd.	637,411	0.2
15,000		DFI Inc	28,063	0.0
23,000		Feng Hsin Iron & Steel Co.	32,416	0.0
42,000		Formosan Union Chemical	20,426	0.0
34,000		Golden Friends Corp.	28,271	0.0
135,000		KEE TAI Properties Co. Ltd.	63,729	0.0
114,000		King Yuan Electronics Co., Ltd.	100,336	0.1
134,000		Lucky Cement Corp.	42,109	0.0
163,626		Mercuries & Associates Holdings Ltd.	94,673	0.1
51,000		Mitac Technology Corp.	34,371	0.0
14,177		Raydium Semiconductor Corp.	20,234	0.0
33,000		Sinher Technology, Inc.	44,269	0.0
83,000		Sunonwealth Electric Machine Industry Co. Ltd.	59,034	0.0
93,000		Sunrex Technology Corp.	43,804	0.0
			2,256,619	0.9

		Thailand: 0.6%
37,200		Advanced Information Technology PCL	32,206	0.0
217,000		Cal-Comp Electronics Thailand PCL	20,387	0.0
156,500	@	Esso Thailand PCL	23,474	0.0
312,900		Hwa Fong Rubber Thailand PCL	41,944	0.0
197,100		MK Real Estate Development PCL	24,921	0.0
43,700		Padaeng Industry PCL	15,497	0.0
500,000		Raimon Land PCL	17,170	0.0
203,900		Star Petroleum Refining PCL	64,127	0.1
1,274,500		Thanachart Capital PCL	1,265,976	0.5
65,800		TICON Industrial Connection PCL	26,729	0.0
92,400		TKS Technologies PCL	21,270	0.0
			1,553,701	0.6

		Turkey: 0.0%
41,512	@	Akfen Gayrimenkul Yatirim Ortakligi AS	24,152	0.0
6,098	@,L	Cimentas Izmir Cimento Fabrikasi Turk AS	20,908	0.0
40,759		Is Yatirim Menkul Degerler A.S.	14,414	0.0
			59,474	0.0

		United Arab Emirates: 0.1%
102,811	@	Lamprell PLC	130,318	0.1

		United Kingdom: 15.2%
148,523		888 Holdings PLC	469,084	0.2
216,908		AA PLC	884,158	0.4
102,895		Abcam PLC	890,118	0.4
6,738		Advanced Medical Solutions Group PLC	17,968	0.0
2,941		Atkins WS PLC	57,389	0.0
52,995	#	Auto Trader Group PLC	291,067	0.1
3,983	@	Awilco Drilling PLC	13,340	0.0
271,534		B&M European Value Retail SA	1,101,928	0.5
61,848		Beazley PLC	294,787	0.1
10,880		Bellway PLC	389,584	0.2
58,674		Big Yellow Group PLC	691,149	0.3
32,182		Britvic PLC	331,551	0.1
70,079	@	Cairn Energy PLC	229,764	0.1
28,179		Capital & Regional PLC	26,248	0.0
9,468		Caretech Holdings PLC	34,931	0.0
6,916		Cenkos Securities PLC	14,905	0.0
210,185		Centamin PLC	371,692	0.2
89,663		Cineworld Group PLC	678,969	0.3
26,561		Clinigen Group Plc	208,341	0.1
16,594		Computacenter PLC	202,423	0.1
39,332		Consort Medical PLC	568,393	0.2
6,574		Costain Group PLC	30,210	0.0
3,089		Cranswick PLC	101,193	0.1
53,202		Crest Nicholson Holdings PLC	405,982	0.2
7,197		CVS Group PLC	77,923	0.0
130,322		Dart Group PLC	1,189,177	0.5
23,984		Davis Service Group PLC	414,389	0.2

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

5,042		Dechra Pharmaceuticals PLC	81,481	0.0
54,163		DS Smith PLC	302,084	0.1
158,280		Elementis PLC	499,483	0.2
20,044	@	Faroe Petroleum PLC	23,137	0.0
5,887		Fidessa Group PLC	205,237	0.1
22,359	@	Flybe Group PLC	19,237	0.0
121,034		Gem Diamonds Ltd.	239,631	0.1
20,835		Genus PLC	457,358	0.2
25,637		Greene King Plc	306,825	0.1
37,614		Greggs Plc	568,942	0.2
12,315		Hargreaves Services PLC	34,234	0.0
343,443		Hays PLC	644,361	0.3
32,157		Hikma Pharmaceuticals PLC	1,036,766	0.4
39,466	@	Hill & Smith Holdings PLC	538,312	0.2
137,122		Home Retail Group	342,270	0.1
81,422		Howden Joinery Group PLC	588,976	0.2
68,284		Hunting PLC	367,020	0.2
32,025		Indivior PLC	75,415	0.0
40,342	@	Informa PLC	386,494	0.2
27,077		Inland Homes PLC	30,736	0.0
51,572		Intermediate Capital Group PLC	463,622	0.2
67,919		Interserve PLC	424,413	0.2
80,717		Investec PLC - INP - ZAR	620,204	0.3
27,425		Investec PLC - INVP - GBP	210,022	0.1
89,724	@	Ithaca Energy, Inc.	58,885	0.0
18,952		James Fisher & Sons PLC	391,839	0.2
14,199		JD Sports Fashion PLC	259,455	0.1
13,313		Johnson Service Group PLC	17,848	0.0
61,651		Jupiter Fund Management PLC	380,071	0.2
16,011	@	Kainos Group PLC	43,862	0.0
106,029		Keller Group PLC	1,368,761	0.6
35,180		Kier Group PLC	612,522	0.3
46,517		Laird PLC	236,809	0.1
11,147		Lavendon Group PLC	22,640	0.0
118,172		Lookers PLC	240,839	0.1
23,472		Marshalls PLC	110,160	0.1
102,910		Mcbride PLC	233,821	0.1
1,234,920	@	Mcbride PLC - B share	1,804	0.0
111,040		Mears Group PLC	646,553	0.3
44,545		Meggitt PLC	267,821	0.1
74,779		Michael Page International PLC	445,112	0.2
3,804	@,L	Mimecast Ltd.	30,242	0.0
50,631		Mondi PLC	969,817	0.4
112,574		Moneysupermarket.com Group PLC	517,124	0.2
148,527		N Brown Group PLC	582,701	0.3
88,891		National Express Group PLC	422,145	0.2
47,802		Northgate PLC	281,689	0.1
61,722		Novae Group PLC	722,702	0.3
157,042	@	Ophir Energy PLC	173,584	0.1
127,055		Pan African Resources PLC	26,919	0.0
82,622		Paragon Group of Cos PLC	359,267	0.1
624,463		Pendragon PLC	310,229	0.1
283,231	@	Petropavlovsk PLC	34,349	0.0
18,704		Playtech Ltd.	220,266	0.1
175,981		Polypipe Group plc	753,407	0.3
59,239	L	PZ Cussons PLC	279,185	0.1
61,250		QinetiQ PLC	200,599	0.1
7,493		Redcentric PLC	20,583	0.0
43,518		Redrow PLC	243,711	0.1
12,865		Renew Holdings PLC	71,244	0.0
103,684		Rentokil Initial PLC	267,191	0.1
73,899		Restaurant Group PLC	297,366	0.1
1,599		Rightmove PLC	90,368	0.0
25,260		RPC Group PLC	269,558	0.1
109,258		Safestore Holdings PLC	541,678	0.2
216,954		Saga PLC	664,439	0.3
41,814		Savills PLC	453,533	0.2
6,824		Scapa Group PLC	24,279	0.0
14,861	@	Skyepharma PLC	101,948	0.1
18,921	@	Softcat PLC	88,192	0.0
16,657		Spirent Communications PLC	19,106	0.0
4,822		St Ives Group PLC	7,909	0.0
408	@	Stallergenes Greer PLC	12,436	0.0
16,427		Trinity Mirror PLC	27,123	0.0
18,518		Tullett Prebon PLC	91,806	0.0
283,575		Tyman PLC	1,202,642	0.5
31,913		Ultra Electronics Holdings PLC	824,103	0.3
107,092		Unite Group PLC	990,287	0.4
10,840	@	Vectura Group PLC	27,243	0.0
51,724		Vertu Motors PLC	43,835	0.0
44,902		Virgin Money Holdings UK PLC	240,071	0.1
121,265		Volution Group PLC	292,801	0.1
69,730		Synthomer PLC	355,207	0.1
			36,944,609	15.2

		United States: 0.5%
159,395	@	Alacer Gold Corp.	431,930	0.2
112,000	@	Argonaut Gold, Inc.	262,437	0.1
6,561	@	China Cord Blood Corp.	40,941	0.0
2,377	@,L	Global Sources Ltd.	20,205	0.0
2,416	@	ICON PLC	163,273	0.1
10,504	@,L	magicJack VocalTec Ltd.	63,654	0.0
4,318	@	Orbotech Ltd.	103,978	0.1
			1,086,418	0.5

	Total Common Stock
	(Cost $227,164,849)		234,174,104	96.2

EXCHANGE-TRADED FUNDS: 0.2%
9,397		iShares MSCI EAFE Index Fund	549,067	0.2

	Total Exchange-Traded Funds
	(Cost $564,055)		549,067	0.2

PREFERRED STOCK: 1.0%
		Germany: 1.0%
12,263		Biotest AG	222,633	0.1
15,057		Draegerwerk AG & Co. KGaA	1,000,524	0.4
11,502		Jungheinrich AG	1,085,171	0.4
110		KSB AG	38,416	0.0
640		STO AG	79,000	0.1

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

4,755	Villeroy & Boch AG	73,967	0.0
		2,499,711	1.0

	South Africa: 0.0%
776	Absa Bank Ltd.	41,642	0.0

	Total Preferred Stock
	(Cost $1,502,922)	2,541,353	1.0

RIGHTS: –%
	Hong Kong: –%
11,211,680	@ China Billion Resources Ltd.	–	–

	Total Rights
	(Cost $–)	–	–

INVESTMENT COMPANIES: 0.1%
	United Kingdom: 0.1%
5,000	Electra Private Equity PLC	258,844	0.1

	Total Investment Companies
	(Cost $287,294)	258,844	0.1

	Total Long-Term Investments
	(Cost $229,519,120)	237,523,368	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc: 2.9%
352,695	BNP Paribas Bank, Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $352,704, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $359,749, due 04/30/16-05/01/46)	352,695	0.1
1,675,570	Citigroup, Inc., Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $1,675,611, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,709,081, due 06/30/17-05/01/46)	1,675,570	0.7
1,675,570	HSBC Securities USA, Repurchase Agreement dated 04/29/16, 0.27%, due 05/02/16 (Repurchase Amount $1,675,607, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,709,086, due 05/15/16-07/15/37)	1,675,570	0.7
1,675,570	Mizuho Securities USA Inc., Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $1,675,614, collateralized by various U.S. Government Agency Obligations, 2.000%-8.000%, Market Value plus accrued interest $1,709,081, due 06/01/24-08/20/45)	1,675,570	0.7
1,675,570	Nomura Securities, Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $1,675,614, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,709,082, due 05/15/16-03/20/66)	1,675,570	0.7
		7,054,975	2.9

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.0%
2,414,609	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%††
	(Cost $2,414,609)	2,414,609	1.0

	Total Short-Term Investments
	(Cost $9,469,584)	9,469,584	3.9

	Total Investments in Securities (Cost $238,988,704)	$246,992,952	101.4
	Liabilities in Excess of Other Assets	(3,494,893)	(1.4)
	Net Assets	$243,498,059	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

24

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2016.

Cost for federal income tax purposes is $239,545,546.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$31,601,313
Gross Unrealized Depreciation	(24,153,907)

Net Unrealized Appreciation	$7,447,406

See Accompanying Notes to Financial Statements

25

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.4%
		Belgium: 0.4%
7,600		Ageas	298,657	0.4

		Canada: 3.7%
8,759		Canadian Imperial Bank of Commerce	707,450	0.9
64,840		Cenovus Energy, Inc.	1,027,869	1.2
50,232		Shaw Communications, Inc. - Class B	929,614	1.1
9,945		TransCanada Corp.	412,955	0.5
			3,077,888	3.7

		France: 10.5%
31,641		BNP Paribas	1,675,681	2.0
17,429		Casino Guichard Perrachon S.A.	1,037,288	1.3
21,906		Cie de Saint-Gobain	1,003,793	1.2
22,237		Eutelsat Communications	690,875	0.8
57,734		Engie SA	952,237	1.1
11,966		Sanofi	986,321	1.2
27,500		Total S.A.	1,389,878	1.7
13,123		Vinci S.A.	980,140	1.2
			8,716,213	10.5

		Germany: 1.7%
56,114		Deutsche Bank AG	1,063,530	1.3
6,800	@	Wincor Nixdorf AG	371,877	0.4
			1,435,407	1.7

		Italy: 4.0%
87,664		Assicurazioni Generali S.p.A.	1,340,354	1.6
55,486		ENI S.p.A.	906,475	1.1
272,100		UniCredit SpA	1,055,212	1.3
			3,302,041	4.0

		Japan: 7.9%
13,800		Canon, Inc.	385,886	0.5
41,600		Hitachi Chemical Co., Ltd.	698,620	0.8
55,700		Itochu Corp.	707,869	0.9
46,200		Japan Post Bank Co. Ltd.	564,059	0.7
277,500		Mitsubishi UFJ Financial Group, Inc.	1,280,611	1.5
55,200		Mitsui & Co., Ltd.	674,281	0.8
106,300		Nissan Motor Co., Ltd.	943,309	1.1
42,700		Sumitomo Mitsui Financial Group, Inc.	1,284,917	1.6
			6,539,552	7.9

		Netherlands: 2.9%
127,800	@	ArcelorMittal	721,450	0.9
64,941		Royal Dutch Shell PLC	1,715,612	2.0
			2,437,062	2.9

		Singapore: 1.3%
257,500		Singapore Telecommunications Ltd.	736,551	0.9
23,100		United Overseas Bank Ltd.	318,332	0.4
			1,054,883	1.3

		Spain: 1.1%
87,387	@	Telefonica S.A.	955,948	1.1

		Sweden: 1.7%
12,500		Electrolux AB	363,246	0.5
86,571		Volvo AB - B Shares	1,015,198	1.2
			1,378,444	1.7

		Switzerland: 5.4%
67,075		Credit Suisse Group AG	1,020,778	1.2
13,217		Novartis AG	1,005,844	1.2
3,677		Roche Holding AG	930,315	1.1
49,964		STMicroelectronics NV	307,201	0.4
1,600		Syngenta AG	641,864	0.8
2,669		Zurich Insurance Group AG	598,882	0.7
			4,504,884	5.4

		Taiwan: 1.5%
42,300		MediaTek, Inc.	299,992	0.4
39,099		Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	922,345	1.1
			1,222,337	1.5

		United Kingdom: 10.4%
435,705		Barclays PLC	1,093,954	1.3
148,172		HSBC Holdings PLC	981,921	1.2
14,675		Imperial Brands PLC	797,930	1.0
163,888		J Sainsbury PLC	693,382	0.8
181,500		Kingfisher PLC	966,985	1.2
36,295		Rexam PLC	331,944	0.4
32,601		Rio Tinto PLC	1,093,647	1.3
105,700		RSA Insurance Group PLC	710,018	0.9
30,700		SSE PLC	678,275	0.8
393,267		Vodafone Group PLC	1,267,047	1.5
			8,615,103	10.4

		United States: 42.9%
17,223		AbbVie, Inc.	1,050,603	1.3
30,400	@	ADT Corp.	1,276,192	1.5
9,700		American Electric Power Co., Inc.	615,950	0.7
6,429		Amgen, Inc.	1,017,711	1.2
9,028		Apple, Inc.	846,285	1.0
15,350		Baxter International, Inc.	678,777	0.8
4,865		Bristol-Myers Squibb Co.	351,156	0.4
9,216		Caterpillar, Inc.	716,268	0.9
20,578		CenturyLink, Inc.	636,889	0.8
10,168		Chevron Corp.	1,038,966	1.3
46,769		Cisco Systems, Inc.	1,285,680	1.5
35,625		Citigroup, Inc.	1,648,725	2.0
21,200		ConAgra Foods, Inc.	944,672	1.1
7,889		Eli Lilly & Co.	595,856	0.7
38,800		EMC Corp.	1,013,068	1.2
12,137		Eversource Energy	685,012	0.8
11,542		Exxon Mobil Corp.	1,020,313	1.2
50,603		Freeport-McMoRan, Inc.	708,442	0.9
37,600		Gap, Inc.	871,568	1.0
41,030		General Electric Co.	1,261,673	1.5

See Accompanying Notes to Financial Statements

26

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited) (continued)

2,300	International Business Machines Corp.	335,662	0.4
9,792	Intel Corp.	296,502	0.4
8,943	Johnson & Johnson	1,002,331	1.2
10,365	JPMorgan Chase & Co.	655,068	0.8
12,500	Las Vegas Sands Corp.	564,375	0.7
16,240	Macy's, Inc.	642,942	0.8
28,500	Mattel, Inc.	886,065	1.1
8,058	McDonald's Corp.	1,019,256	1.2
30,328	Metlife, Inc.	1,367,793	1.6
22,643	Microsoft Corp.	1,129,206	1.4
22,700	Mosaic Co.	635,373	0.8
52,056	Pfizer, Inc.	1,702,752	2.1
11,732	PNC Financial Services Group, Inc.	1,029,835	1.2
11,454	Procter & Gamble Co.	917,694	1.1
4,200	@ SanDisk Corp.	315,546	0.4
9,300	Schlumberger Ltd.	747,162	0.9
25,807	Seagate Technology	561,818	0.7
6,200	Stanley Black & Decker, Inc.	693,904	0.8
52,200	Symantec Corp.	868,869	1.0
12,463	Verizon Communications, Inc.	634,865	0.8
14,600	Wal-Mart Stores, Inc.	976,302	1.2
9,500	WestRock Co.	397,575	0.5
		35,644,701	42.9

	Total Common Stock
	(Cost $83,598,132)	79,183,120	95.4

	Assets in Excess of Other Liabilities	3,824,554	4.6
	Net Assets	$83,007,674	100.0

@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $84,612,163.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,049,964
Gross Unrealized Depreciation	(10,479,007)

Net Unrealized Depreciation	$(5,429,043)

See Accompanying Notes to Financial Statements

27

Voya International Core Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Brazil: 1.9%
201,890		BB Seguridade Participacoes SA	1,756,356	0.5
261,642	@	Petroleo Brasileiro SA ADR	2,017,260	0.6
441,690		Vale SA ADR	2,504,382	0.8
			6,277,998	1.9

		Canada: 7.0%
145,840		Canadian National Railway Co.	8,980,313	2.6
94,920		Imperial Oil Ltd.	3,147,861	0.9
142,400		Magna International, Inc.	5,981,095	1.8
135,730		TransCanada Corp.	5,636,035	1.7
			23,745,304	7.0

		China: 4.3%
54,579	@	Alibaba Group Holding Ltd. ADR	4,199,308	1.2
12,038	@	Baidu, Inc. ADR	2,338,984	0.7
1,609,000		China Life Insurance Co., Ltd.	3,706,424	1.1
2,482,000		CNOOC Ltd.	3,066,068	0.9
688,000		PICC Property & Casualty Co., Ltd.	1,251,525	0.4
			14,562,309	4.3

		Denmark: 0.3%
25,180	@	H Lundbeck A/S	841,339	0.3

		France: 11.7%
93,271		BNP Paribas	4,939,556	1.5
47,967		Essilor International SA	6,209,643	1.8
41,530		Groupe Eurotunnel S.A.	530,246	0.2
24,436		LVMH Moet Hennessy Louis Vuitton SE	4,071,339	1.2
97,966		Schneider Electric SE	6,405,792	1.9
31,548		Technip S.A.	1,849,041	0.5
217,519		Total S.A.	10,993,635	3.2
17,571		Unibail-Rodamco SE	4,709,846	1.4
			39,709,098	11.7

		Germany: 8.7%
10,875		Adidas AG	1,403,071	0.4
81,397		Beiersdorf AG	7,309,104	2.2
45,782		Brenntag AG	2,689,183	0.8
12,234		Continental AG	2,694,104	0.8
273,328		Deutsche Telekom AG	4,797,867	1.4
30,812		Deutsche Wohnen AG	944,758	0.3
106,777	@	RWE AG	1,599,804	0.5
33,415		Siemens AG	3,496,839	1.0
129,834		Vonovia SE	4,376,485	1.3
			29,311,215	8.7

		Greece: 0.3%
496,116	@	Alpha Bank AE	1,077,988	0.3

		Hong Kong: 0.9%
126,426		Hong Kong Exchanges and Clearing Ltd.	3,186,853	0.9

		India: 3.0%
440,742		Bharti Infratel Ltd.	2,483,579	0.7
19,236		Divis Laboratories Ltd.	304,385	0.1
19,890		HDFC Bank Ltd ADR	1,250,484	0.4
755,601		ICICI Bank Ltd.	2,671,557	0.8
22,733		Maruti Suzuki India Ltd.	1,297,565	0.4
224,223		Power Grid Corp. of India Ltd.	483,617	0.1
45,019		Tata Consultancy Services Ltd.	1,718,977	0.5
			10,210,164	3.0

		Italy: 4.0%
78,812		Banca Generali SpA	2,345,227	0.7
150,921		ENI S.p.A.	2,465,598	0.7
184,840		FinecoBank Banca Fineco SpA	1,489,022	0.4
993,651		Intesa Sanpaolo SpA - ISP	2,762,165	0.8
83,182		Luxottica Group S.p.A.	4,539,234	1.4
			13,601,246	4.0

		Japan: 12.2%
87,650		Asics Corp.	1,735,941	0.5
24,060		Daito Trust Construction Co., Ltd.	3,402,860	1.0
60,100		Daiwa House Industry Co., Ltd.	1,605,676	0.5
20,343		Eisai Co., Ltd.	1,259,226	0.4
373,000		Mitsubishi Electric Corp.	3,964,027	1.2
630,600		Mizuho Financial Group, Inc.	945,214	0.3
851,000		NEC Corp.	2,071,142	0.6
100,200		Nippon Telegraph & Telephone Corp.	4,483,983	1.3
34,900		Olympus Corp.	1,359,586	0.4
48,700		Omron Corp.	1,545,587	0.5
58,264		Ono Pharmaceutical Co., Ltd.	2,625,252	0.8
123,200		Osaka Securities Exchange Co. Ltd.	1,834,848	0.5
138,510		Seven & I Holdings Co., Ltd.	5,651,546	1.7
194,400		Sumitomo Mitsui Financial Group, Inc.	5,849,830	1.7
85,647		Tokio Marine Holdings, Inc.	2,802,583	0.8
			41,137,301	12.2

		Netherlands: 7.3%
48,530	@	AerCap Holdings NV	1,941,685	0.6
105,139		Airbus Group SE	6,573,071	1.9
68,722	@	NXP Semiconductor NV - NXPI - US	5,860,612	1.7
238,153		Unilever NV	10,462,076	3.1
			24,837,444	7.3

		Russia: 0.6%
250,000		Sberbank PAO ADR	2,005,000	0.6

		South Korea: 1.4%
115,301		SK Hynix, Inc.	2,828,081	0.8
12,386		Hyundai Motor Co.	1,554,091	0.5
8,497		Korea Electric Power Corp.	461,546	0.1
			4,843,718	1.4

See Accompanying Notes to Financial Statements

28

Voya International Core Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited) (continued)

	Spain: 1.2%
479,073	CaixaBank SA	1,446,188	0.4
85,611	Industria de Diseno Textil SA	2,755,452	0.8
		4,201,640	1.2

	Sweden: 1.0%
111,845	Assa Abloy AB	2,350,115	0.7
31,529	Hennes & Mauritz AB	1,122,760	0.3
		3,472,875	1.0

	Switzerland: 8.3%
39,968	Cie Financiere Richemont SA	2,665,077	0.8
930,649	Glencore PLC	2,224,183	0.7
120,499	LafargeHolcim Ltd.	6,118,399	1.8
65,388	Julius Baer Group Ltd.	2,802,253	0.8
117,054	Novartis AG	8,908,074	2.6
72,555	UBS Group AG	1,257,775	0.4
18,271	Zurich Insurance Group AG	4,099,726	1.2
		28,075,487	8.3

	Taiwan: 2.7%
1,956,000	Taiwan Semiconductor Manufacturing Co., Ltd.	8,986,587	2.7

	United Kingdom: 16.7%
242,075	Anglo American PLC	2,707,684	0.8
89,585	AstraZeneca PLC	5,139,741	1.5
315,844	BHP Billiton PLC	4,315,864	1.3
118,962	British American Tobacco PLC	7,253,387	2.1
620,387	Sky PLC	8,527,885	2.5
224,139	Compass Group PLC	3,991,569	1.2
127,323	CRH PLC - London	3,707,772	1.1
10,709	Derwent London PLC	514,700	0.2
247,256	Diageo PLC	6,684,860	2.0
47,152	Hikma Pharmaceuticals PLC	1,520,216	0.4
361,247	International Consolidated Airlines Group SA	2,777,382	0.8
265,030	Smith & Nephew PLC	4,488,112	1.3
166,111	Standard Chartered PLC	1,342,615	0.4
158,330	WPP PLC	3,699,011	1.1
		56,670,798	16.7

	United States: 2.7%
53,634	Anheuser-Busch InBev Worldwide, Inc.	6,653,540	2.0
67,750	@ Markit Ltd.	2,363,797	0.7
		9,017,337	2.7

	Total Common Stock
	(Cost $324,011,414)	325,771,701	96.2
SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
8,260,823	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%††
	(Cost $8,260,823)	8,260,823	2.4

	Total Short-Term Investments
	(Cost $8,260,823)	8,260,823	2.4

	Total Investments in Securities (Cost $332,272,237)	$334,032,524	98.6
	Assets in Excess of Other Liabilities	4,793,637	1.4
	Net Assets	$338,826,161	100.0

††	Rate shown is the 7-day yield as of April 30, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $334,938,359.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$17,565,291
Gross Unrealized Depreciation	(18,471,126)
Net Unrealized Depreciation	$(905,835)

See Accompanying Notes to Financial Statements

29

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.0%
		Argentina: 0.4%
69,400	@	Arcos Dorados Holdings, Inc.	288,010	0.1
19,900	@	Cresud SACIF y A ADR	208,751	0.1
28,800	@	IRSA Inversiones y Representaciones SA ADR	427,104	0.2
			923,865	0.4

		Brazil: 7.5%
117,500		American Banknote SA	1,180,723	0.5
226,541	@	B2W Cia Digital	902,409	0.4
154,180		Banco do Brasil SA	977,732	0.5
187,600		BB Seguridade Participacoes SA	1,632,040	0.7
36,610		Braskem SA	261,968	0.1
36,800		Braskem SA ADR	524,400	0.2
38,400		BRF SA ADR	546,048	0.3
62,410		Cia Brasileira de Distribuicao ADR	914,307	0.4
108,670		Estacio Participacoes SA	377,900	0.2
117,600		Hypermarcas SA	1,046,321	0.5
282,515		Itau Unibanco Holding SA ADR	2,692,368	1.2
131,500		MRV Engenharia e Participacoes SA	459,203	0.2
13,300		Ouro Fino Saude Animal Participacoes SA	175,915	0.1
154,300	@	Petroleo Brasileiro SA ADR	1,189,653	0.5
75,100		Smiles SA	874,320	0.4
52,040		Sul America SA	250,724	0.1
80,900		Telefonica Brasil SA ADR	996,688	0.5
270,759		Tim Participacoes SA	604,617	0.3
56,000		Tim Participacoes SA ADR	621,040	0.3
50,800		Vale SA ADR	288,036	0.1
			16,516,412	7.5

		Cayman Islands: 0.2%
49,001		Chlitina Holding Ltd.	344,232	0.2

		Chile: 0.2%
23,300		Sociedad Quimica y Minera de Chile SA ADR	485,339	0.2

		China: 26.2%
84,500		AAC Technologies Holdings, Inc.	586,512	0.3
13,100	@	Alibaba Group Holding Ltd. ADR	1,007,914	0.4
156,000		Anta Sports Products Ltd.	397,368	0.2
24,960	@	Baidu, Inc. ADR	4,849,728	2.2
3,497,000		Bank of China Ltd.	1,415,916	0.6
504,000		Beijing Capital International Airport Co., Ltd.	540,743	0.2
1,777,000		Beijing Enterprises Water Group Ltd.	1,059,866	0.5
922,000		Belle International Holdings Ltd.	562,287	0.3

586,000		Boer Power Holdings Ltd.	328,682	0.2
908,000	@	CAR, Inc.	1,030,826	0.5
1,481,000	@	China Citic Bank	928,811	0.4
3,838,000		China Construction Bank	2,437,618	1.1
918,000		China Everbright Bank Co. Ltd.	416,267	0.2
238,000		China Lesso Group Holdings Ltd.	130,856	0.1
403,000		China Medical System Holdings Ltd.	522,972	0.2
414,000		China Mengniu Diary Co., Ltd.	700,124	0.3
496,000		China Merchants Bank Co., Ltd.	1,086,551	0.5
5,500		China Mobile Ltd. ADR	316,360	0.1
353,500		China Mobile Ltd.	4,058,453	1.8
200,000		China Overseas Land & Investment Ltd.	634,853	0.3
1,453,650		China Petroleum & Chemical Corp.	1,024,365	0.5
280,000		China Pharmaceutical Group Ltd.	248,857	0.1
257,000		China Railway Construction Corp. Ltd.	326,722	0.2
334,000		China Vanke Co. Ltd.	833,672	0.4
2,298,000		Chongqing Rural Commercial Bank Co. Ltd.	1,207,783	0.5
1,340,000		Geely Automobile Holdings Ltd.	666,103	0.3
1,583,000		GOME Electrical Appliances Holdings Ltd.	203,024	0.1
477,500		Great Wall Motor Co. Ltd.	359,218	0.2
616,000		Guangzhou Automobile Group Co. Ltd.	715,835	0.3
582,000		Huadian Power International Co.	298,431	0.1
400,000		Huaneng Power International, Inc.	285,304	0.1
841,000		Industrial & Commercial Bank of China	450,272	0.2
100,400	@	JD.com, Inc. ADR	2,566,224	1.2
696,000		Jiangnan Group Ltd.	117,247	0.1
438,000		Lee & Man Paper Manufacturing Ltd.	287,076	0.1
6,108		NetEase, Inc. ADR	859,396	0.4
4,800		PetroChina Co., Ltd. ADR	350,688	0.2
466,000		Phoenix Healthcare Group Co. Ltd.	707,690	0.3
498,000		PICC Property & Casualty Co., Ltd.	905,901	0.4
241,000		Ping An Insurance Group Co. of China Ltd.	1,131,033	0.5
8,700	@	Qunar Cayman Islands Ltd. ADR	355,047	0.2
112,100		Shanghai Pharmaceuticals Holding Co. Ltd.	237,603	0.1
304,000		Shenzhen Expressway Co. Ltd.	269,802	0.1
122,000		Shenzhou International Group Holdings Ltd.	630,682	0.3
53,600	@	Sina Corp.	2,684,824	1.2

See Accompanying Notes to Financial Statements

30

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited) (continued)

687,000		Sino Biopharmaceutical Ltd.	486,811	0.2
453,200		Sinopharm Group Co.	1,937,085	0.9
458,000		Skyworth Digital Holdings Ltd.	298,071	0.1
55,100	@	Sohu.com, Inc.	2,475,643	1.1
104,000		Sunny Optical Technology Group Co. Ltd.	320,763	0.1
291,900		Tencent Holdings Ltd.	5,939,673	2.7
408,000		Tingyi Cayman Islands Holding Corp.	475,287	0.2
172,000		Travelsky Technology Ltd.	319,633	0.1
35,800	@	Trina Solar Ltd. ADR	349,050	0.2
94,000		Tsingtao Brewery Co., Ltd.	354,779	0.2
1,318,600		Uni-President China Holdings Ltd.	1,227,971	0.6
20,000	@	Vipshop Holdings Ltd. ADR	272,800	0.1
12,000	@	Weibo Corp. ADR	293,640	0.1
105,200		Xinjiang Goldwind Science & Technology Co. Ltd.	173,257	0.1
3,794,000		Xinyi Solar Holdings Ltd.	1,495,410	0.7
374,000		Zhejiang Expressway Co., Ltd.	381,631	0.2
185,400		ZTE Corp.	288,444	0.1
			57,825,454	26.2

		Cyprus: 0.1%
13,660		QIWI Plc ADR	167,062	0.1

		Egypt: 0.5%
87,367		Commercial International Bank Egypt SAE GDR	325,879	0.1
162,090		Commercial International Bank Egypt SAE	824,692	0.4
			1,150,571	0.5

		Georgia: 0.3%
22,072		Bank of Georgia Holdings PLC	738,539	0.3

		Hong Kong: 2.1%
191,000		AIA Group Ltd.	1,143,060	0.5
3,008,000		EVA Precision Industrial Holdings Ltd.	428,836	0.2
187,000		Galaxy Entertainment Group Ltd.	628,552	0.3
182,000		Man Wah Holdings Ltd.	212,247	0.1
3,025,000		REXLot Holdings Ltd.	54,206	0.0
194,250		Shenzhen International Holdings Ltd.	316,991	0.1
332,000		Techtronic Industries Co., Ltd.	1,244,558	0.6
702,000		Wasion Group Holdings Ltd.	389,327	0.2
327,500	#,@	WH Group Ltd.	264,530	0.1
			4,682,307	2.1

		Hungary: 0.8%
5,710		MOL Hungarian Oil & Gas PLC	348,887	0.1
21,700		OTP Bank Nyrt	574,987	0.3

45,312		Richter Gedeon Nyrt	900,149	0.4
			1,824,023	0.8

		India: 9.3%
127,700		Apollo Tyres Ltd.	307,232	0.1
193,806		Axis Bank Ltd.	1,377,253	0.6
52,220		Bharat Petroleum Corp. Ltd.	769,246	0.3
136,360		Cadila Healthcare Ltd.	672,152	0.3
20,990		Ceat Ltd.	346,696	0.2
651,000	@	Dish TV India Ltd.	886,256	0.4
262,000	@	Fortis Healthcare Ltd.	690,388	0.3
32,140		Glenmark Pharmaceuticals Ltd.	400,514	0.2
101,319		HCL Technologies Ltd.	1,143,819	0.5
41,000		HDFC Bank Ltd.	837,245	0.4
61,260		Hindustan Petroleum Corp. Ltd.	769,100	0.3
62,620		Housing Development Finance Corp.	1,026,167	0.5
130,300		ICICI Bank Ltd. ADR	918,615	0.4
41,940		Jubilant Life Sciences Ltd.	251,924	0.1
96,810		LIC Housing Finance Ltd.	673,316	0.3
160,891		Adani Ports & Special Economic Zone, Ltd.	576,198	0.3
90,228		Phoenix Mills Ltd./The	436,789	0.2
33,478		Reliance Industries Ltd. GDR	990,949	0.4
220,745		Reliance Industries Ltd.	3,263,376	1.5
75,023		Strides Arcolab Ltd.	1,220,236	0.6
67,018		Tata Chemicals Ltd.	408,928	0.2
76,310		VA Tech Wabag Ltd.	659,620	0.3
135,646		Yes Bank Ltd.	1,922,810	0.9
			20,548,829	9.3

		Indonesia: 0.6%
1,805,500		Link Net Tbk PT	575,899	0.2
600,600		Matahari Department Store Tbk PT	861,178	0.4
			1,437,077	0.6

		Kazakhstan: 0.1%
81,077		Halyk Savings Bank of Kazakhstan JSC GDR	291,877	0.1

		Kenya: 0.3%
4,400,000		Safaricom Ltd.	744,367	0.3

		Malaysia: 0.1%
718,887		UEM Sunrise Bhd	187,103	0.1

		Mexico: 3.6%
46,000		America Movil SAB de CV ADR	651,360	0.3
72,029	@	Cemex SAB de CV ADR	536,619	0.2
15,840		Fomento Economico Mexicano SAB de CV ADR	1,476,446	0.7
14,600		Gruma SA de CV	212,814	0.1
104,800		Grupo Financiero Banorte	595,858	0.3
76,400		Grupo Financiero Santander Mexico SAB de CV ADR	698,296	0.3
44,700		Grupo Televisa SAB ADR	1,306,581	0.6

See Accompanying Notes to Financial Statements

31

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited) (continued)

479,900		PLA Administradora Industrial S de RL de CV	882,554	0.4
277,400		Qualitas Controladora SAB de CV	371,003	0.2
233,800		Unifin Financiera SAPI de CV SOFOM ENR	685,719	0.3
177,099		Wal-Mart de Mexico SAB de CV	437,687	0.2
			7,854,937	3.6

		Peru: 0.9%
13,600		Credicorp Ltd.	1,977,712	0.9

		Philippines: 0.6%
871,950		Robinsons Retail Holdings, Inc.	1,429,312	0.6

		Poland: 0.7%
19,020		Eurocash SA	271,754	0.1
51,190		Polski Koncern Naftowy Orlen	923,236	0.4
253,671		Polskie Gornictwo Naftowe I Gazownictwo SA	337,878	0.2
			1,532,868	0.7

		Russia: 6.1%
468,063		Gazprom PAO ADR	2,429,247	1.1
49,403		Lukoil PJSC ADR	2,099,628	0.9
8,018	@	Magnit OAO	1,115,092	0.5
450,224	@	Magnitogorsk Iron & Steel Works	165,193	0.1
19,195		MegaFon PJSC GDR	221,102	0.1
39,800		Mobile TeleSystems PJSC ADR	368,548	0.2
231,000	@	Moscow Exchange MICEX-RTS OAO	364,601	0.2
642,583	@	Raven Russia Ltd.	305,541	0.1
10,330	#	Ros Agro PLC GDR	154,950	0.1
185,432		Rosneft Oil Co. GDR	1,017,671	0.4
324,388		Sberbank PAO ADR	2,601,592	1.2
31,770		Severstal OAO GDR	370,002	0.2
21,844		Tatneft PAO ADR	684,809	0.3
36,661	@	X5 Retail Group N.V. GDR	726,087	0.3
39,900	@	Yandex NV	816,753	0.4
			13,440,816	6.1

		Singapore: 0.2%
13,900		Jardine Cycle & Carriage Ltd.	397,399	0.2

		South Africa: 3.6%
306,481		Life Healthcare Group Holdings Ltd.	803,992	0.4
19,952		Naspers Ltd.	2,745,623	1.3
56,770		Pick n Pay Stores Ltd.	294,507	0.1
25,150		Pioneer Foods Group Ltd.	294,458	0.1
106,386		Spar Group Ltd.	1,589,970	0.7
206,574		Steinhoff International Holdings NV	1,292,230	0.6
71,303		Truworths International Ltd.	532,435	0.3
26,139		Vodacom Group Pty Ltd.	303,917	0.1
			7,857,132	3.6

	South Korea: 13.4%
1,900	Amorepacific Corp.	677,615	0.3
1,640	BGF retail Co. Ltd.	266,815	0.1
380	Crown Confectionery Co. Ltd.	165,087	0.1
1,090	GS Home Shopping, Inc.	176,219	0.1
7,610	GS Retail Co. Ltd.	356,065	0.2
11,530	Hankook Tire Co. Ltd.	536,300	0.2
870	Lotte Chemical Corp.	221,910	0.1
35,780	SK Hynix, Inc.	877,605	0.4
3,840	Hyosung Corp.	410,840	0.2
13,650	Hyundai Marine & Fire Insurance Co., Ltd.	379,946	0.2
1,860	Hyundai Mobis	423,897	0.2
69,220	Industrial Bank Of Korea	735,770	0.3
16,600	Kangwon Land, Inc.	621,371	0.3
18,000	KB Financial Group, Inc. ADR	547,380	0.3
2,594	KCC Corp.	964,541	0.4
24,642	Kia Motors Corp.	1,033,527	0.5
15,620	Korea Electric Power Corp.	848,459	0.4
11,383	KT&G Corp.	1,226,349	0.5
35,910	LG Display Co., Ltd.	747,492	0.3
920	LG Household & Health Care Ltd.	810,031	0.4
123,715	LG Uplus Corp.	1,213,614	0.5
556	Lotte Chilsung Beverage Co., Ltd.	960,857	0.4
599	Lotte Confectionery Co. Ltd.	1,313,237	0.6
2,870	NCSoft Corp.	575,112	0.3
23,530	Partron Co. Ltd.	229,123	0.1
3,368	Samsung Electronics Co., Ltd.	3,670,553	1.7
7,736	Samsung Electronics Co., Ltd. GDR	4,224,307	1.9
8,151	Samsung Life Insurance Co. Ltd.	781,943	0.3
17,910	Shinhan Financial Group Co., Ltd.	656,687	0.3
114,300	SK Telecom Co., Ltd. ADR	2,286,000	1.0
5,110	S-Oil Corp.	388,376	0.2
14,610	Coway Co., Ltd.	1,264,901	0.6
		29,591,929	13.4

	Spain: 0.5%
63,151	CIE Automotive SA	1,142,674	0.5

	Taiwan: 9.2%
1,582,000	Advanced Semiconductor Engineering, Inc.	1,522,256	0.7
39,000	Casetek Holdings Ltd.	175,143	0.1
275,000	Catcher Technology Co., Ltd.	1,924,682	0.9
99,383	Chicony Electronics Co. Ltd.	238,075	0.1
978,000	InnoLux Display Corp.	301,822	0.1
167,250	Coretronic Corp.	151,790	0.1
188,000	Elite Material Co. Ltd.	334,394	0.1
46,580	Feng TAY Enterprise Co., Ltd.	200,147	0.1
150,000	FLEXium Interconnect, Inc.	343,947	0.2

See Accompanying Notes to Financial Statements

32

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited) (continued)

649,000		Fubon Financial Holding Co., Ltd.	786,146	0.4
68,000		Grape King Bio Ltd.	408,728	0.2
272,284		Hon Hai Precision Industry Co., Ltd.	648,598	0.3
5,000		Largan Precision Co. Ltd.	349,020	0.2
188,000		MediaTek, Inc.	1,333,298	0.6
248,000		Pegatron Corp.	522,453	0.2
338,000		POU Chen Corp.	424,894	0.2
66,000		Poya International Co. Ltd.	697,874	0.3
72,000		Shin Zu Shing Co. Ltd.	204,909	0.1
9,470		Silicon Motion Technology Corp. ADR	365,068	0.2
13,000		St Shine Optical Co. Ltd.	242,741	0.1
113,000		Taiwan Paiho Ltd.	339,307	0.1
888,000		Taiwan Semiconductor Manufacturing Co., Ltd.	4,079,800	1.8
141,081		Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	3,328,101	1.5
458,000		Uni-President Enterprises Corp.	824,487	0.4
175,246		Win Semiconductors Corp.	329,076	0.1
141,000		Zhen Ding Technology Holding Ltd.	295,513	0.1
			20,372,269	9.2

		Thailand: 1.5%
116,200		Bangkok Bank PCL - Foreign Reg	550,898	0.2
957,500		CP ALL PCL	1,251,894	0.6
1,400,200		Krung Thai Bank PCL	699,674	0.3
206,100		Thai Oil PCL	388,755	0.2
791,000		Thai Union Group PCL	467,447	0.2
			3,358,668	1.5

		Turkey: 4.1%
466,605		Akbank TAS	1,433,704	0.6
56,650		Arcelik A/S	380,333	0.2
76,877		AvivaSA Emeklilik ve Hayat AS	541,542	0.2
19,010	@	BIM Birlesik Magazalar AS	418,345	0.2
29,880		Dogus Otomotiv Services VE	128,938	0.1
1		Enka Insaat Ve Sanayi AS	2	0.0
1	@	Eregli Demir ve Celik Fabrikalari TAS	1	0.0
15,420		Ford Otomotiv Sanayi A/S	207,292	0.1
52,290		TAV Havalimanlari Holding AS	304,723	0.1
71,300		Tofas Turk Otomobil Fabrikasi AS	564,093	0.3
227,721	@	Turk Hava Yollari	561,212	0.3
203,560	@	Turk Sise Ve Cam Fabrikalari	284,329	0.1
33,900	@	Turkcell Iletisim Hizmet AS ADR	366,120	0.2
123,002	@	Turkcell Iletisim Hizmet AS	532,281	0.2
205,840		Turkiye Halk Bankasi AS	790,504	0.4
528,990		Turkiye Is Bankasi	927,501	0.4

2,499,426	Turkiye Sinai Kalkinma Bankasi AS	1,563,093	0.7
		9,004,013	4.1

	United Arab Emirates: 0.4%
328,200	Aldar Properties PJSC	241,800	0.1
192,430	Dubai Islamic Bank PJSC	303,709	0.2
137,770	Emaar Properties PJSC	252,128	0.1
		797,637	0.4

	United Kingdom: 0.6%
26,479	Hikma Pharmaceuticals PLC	853,703	0.4
132,680	International Personal Finance PLC	518,901	0.2
		1,372,604	0.6

	United States: 0.9%
3,500	First Cash Financial Services, Inc.	160,055	0.1
20,900	@ Luxoft Holding, Inc.	1,208,229	0.5
19,800	@ Yahoo!, Inc.	724,680	0.3
		2,092,964	0.9

	Total Common Stock
	(Cost $225,043,695)	210,089,991	95.0

PREFERRED STOCK: 1.3%
	Brazil: 0.3%
74,900	Itau Unibanco Holding S.A.	716,496	0.3

	Colombia: 0.4%
83,700	Banco Davivienda SA	788,611	0.4

	Russia: 0.3%
1,122,820	@ Surgutneftegas OJSC	727,940	0.3

	South Korea: 0.3%
734	Samsung Electronics Co., Ltd. - Pref	670,354	0.3

	Total Preferred Stock
	(Cost $2,677,231)	2,903,401	1.3

	Total Long-Term Investments
	(Cost $227,720,926)	212,993,392	96.3

SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
1,534,748	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%††
	(Cost $1,534,748)	1,534,748	0.7

	Total Short-Term Investments
	(Cost $1,534,748)	1,534,748	0.7

	Total Investments in Securities (Cost $229,255,674)	$214,528,140	97.0
	Assets in Excess of Other Liabilities	6,592,903	3.0
	Net Assets	$221,121,043	100.0

††	Rate shown is the 7-day yield as of April 30, 2016.

See Accompanying Notes to Financial Statements

33

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited) (continued)

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Cost for federal income tax purposes is $231,220,126.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$12,622,464
Gross Unrealized Depreciation	(29,314,450)

Net Unrealized Depreciation	$(16,691,986)

See Accompanying Notes to Financial Statements

34

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Australia: 3.5%
46,550		Amcor Ltd.	542,723	0.1
147,900		Australia & New Zealand Banking Group Ltd.	2,711,006	0.5
221,763		Brambles Ltd.	2,094,602	0.4
129,013		Caltex Australia Ltd.	3,166,397	0.6
48,169		Cochlear Ltd.	3,940,058	0.7
3,278		CSL Ltd.	261,219	0.0
265,443		Goodman Group	1,382,926	0.3
152,893	@,L	Mesoblast Ltd.	253,180	0.0
155,863		Seek Ltd.	1,928,796	0.4
219,689	@	South32 Ltd. - AUD	274,752	0.1
243,699		Treasury Wine Estates Ltd.	1,715,952	0.3
13,625		Woodside Petroleum Ltd.	291,712	0.1
			18,563,323	3.5

		Austria: 0.1%
100,222		UNIQA Insurance Group AG	724,550	0.1

		Belgium: 0.7%
64,989	@	KBC Groep NV	3,656,432	0.7

		Brazil: 0.7%
289,600		BB Seguridade Participacoes SA	2,519,396	0.5
105,665		Itau Unibanco Holding S.A. ADR	1,006,987	0.2
25,400		Lojas Renner SA	152,507	0.0
26,300		Tim Participacoes SA ADR	291,667	0.0
			3,970,557	0.7

		Canada: 1.3%
18,300		Canadian Natural Resources Ltd.	549,569	0.1
4,100		Canadian Pacific Railway Ltd.	591,554	0.1
26,240		MacDonald Dettwiler & Associates Ltd.	1,838,285	0.3
73,500		National Bank Of Canada	2,626,716	0.5
6,800		Toronto-Dominion Bank	302,686	0.1
22,848		TransCanada Corp.	948,737	0.2
1,979	@	Valeant Pharmaceuticals International, Inc. - CAD	65,977	0.0
			6,923,524	1.3

		China: 2.2%
24,823	@	Alibaba Group Holding Ltd. ADR	1,909,882	0.4
12,450	@	Baidu, Inc. ADR	2,419,035	0.4
334,500		BOC Hong Kong Holdings Ltd.	999,118	0.2
200,000		China Mengniu Diary Co., Ltd.	338,224	0.1
370,000		China Overseas Land & Investment Ltd.	1,174,479	0.2

1,155,000		CNOOC Ltd.	1,426,796	0.3
21,763	@	Ctrip.com International Ltd. ADR	949,084	0.2
27,400	@	JD.com, Inc. ADR	700,344	0.1
34,200		Tencent Holdings Ltd.	695,913	0.1
310,000		Tsingtao Brewery Co., Ltd.	1,170,014	0.2
			11,782,889	2.2

		Denmark: 2.3%
51,612		Carlsberg A/S	5,031,258	1.0
12,572		GN Store Nord	247,394	0.0
78,129		Novo Nordisk A/S	4,362,286	0.8
37,487		Novozymes A/S	1,797,959	0.3
6,858		Pandora A/S	891,626	0.2
			12,330,523	2.3

		Finland: 1.5%
48,540		Kone OYJ	2,217,919	0.4
170,672	L	Nokia OYJ - Finland	1,007,567	0.2
78,457		Sampo OYJ	3,431,811	0.6
72,953		UPM-Kymmene OYJ	1,396,479	0.3
			8,053,776	1.5

		France: 6.3%
2,646		Air Liquide SA	300,102	0.1
115,287		AXA S.A.	2,910,965	0.6
52,747		BNP Paribas	2,793,438	0.5
57,052		Cap Gemini SA	5,325,412	1.0
8,456		Iliad SA	1,848,981	0.3
31,383		Legrand S.A.	1,788,768	0.3
115,838		Natixis SA	639,190	0.1
21,004		Renault S.A.	2,026,639	0.4
20,839		Schneider Electric SE	1,362,619	0.3
27		Thales S.A.	2,337	0.0
130,525		Total S.A.	6,596,868	1.2
25,289		Valeo SA	4,011,334	0.8
51,485		Vinci S.A.	3,845,347	0.7
			33,452,000	6.3

		Germany: 4.4%
31,661		Adidas AG	4,084,839	0.8
68,692		Bayer AG	7,938,561	1.5
27,152		Brenntag AG	1,594,878	0.3
31,604		Daimler AG	2,202,072	0.4
87,586		E.ON AG	907,761	0.2
8,273		Fresenius SE & Co. KGaA	603,256	0.1
7,299		HeidelbergCement AG	649,916	0.1
85,829		Infineon Technologies AG	1,224,578	0.2
3,300		Linde AG	504,909	0.1
1,590		Merck KGaA	149,742	0.0
17,135	L	RTL Group SA	1,432,577	0.3
3,851	#,@	Scout24 AG	141,034	0.0
6,070		Wirecard AG	262,898	0.1
45,041	@	Zalando SE	1,495,143	0.3
			23,192,164	4.4

		Hong Kong: 1.5%
176,800		AIA Group Ltd.	1,058,078	0.2
358,000		Cafe de Coral Holdings Ltd.	1,080,813	0.2
35,804		Cheung Kong Property Holdings Ltd.	244,523	0.0

See Accompanying Notes to Financial Statements

35

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited) (continued)

207,048		CK Hutchison Holdings Ltd.	2,477,044	0.5
36,400		Jardine Matheson Holdings Ltd.	2,007,539	0.4
39,500		Jardine Strategic Holdings Ltd.	1,141,747	0.2
			8,009,744	1.5

		India: 0.9%
65,186		Axis Bank Ltd.	463,234	0.1
35,127		Housing Development Finance Corp.	575,633	0.1
15,290		Infosys Ltd.	278,153	0.0
109,676		Mahindra & Mahindra Ltd. GDR	2,174,579	0.4
205,784		NTPC Ltd.	431,211	0.1
144,621		Power Grid Corp. of India Ltd.	311,927	0.1
13,823		Tata Consultancy Services Ltd.	527,809	0.1
			4,762,546	0.9

		Indonesia: 0.1%
408,700		Bank Central Asia Tbk PT	403,346	0.1
1,108,500	@	Sarana Menara Nusantara Tbk PT	344,620	0.0
			747,966	0.1

		Ireland: 0.9%
146,932		James Hardie Industries SE	2,055,284	0.4
30,478		Ryanair Holdings PLC ADR	2,467,194	0.5
			4,522,478	0.9

		Israel: 1.1%
156,318	@	Protalix BioTherapeutics, Inc.	128,978	0.0
104,928		Teva Pharmaceutical Industries Ltd. ADR	5,713,330	1.1
			5,842,308	1.1

		Italy: 1.7%
87,317		Azimut Holding S.p.A.	2,204,009	0.4
50,535		Banca Mediolanum SpA	416,696	0.1
545,971		Enel S.p.A.	2,481,355	0.5
682,937		Intesa Sanpaolo SpA - ISP	1,898,438	0.3
239,166		Mediaset S.p.A.	1,080,476	0.2
6,611		Moncler S.p.A.	107,454	0.0
1,019,329	@	Telecom Italia S.p.A. - TIT	995,353	0.2
			9,183,781	1.7

		Japan: 19.4%
33,100		ABC-Mart, Inc.	2,147,934	0.4
15,000		Air Water, Inc.	225,343	0.0
71,600		Asahi Group Holdings, Ltd.	2,272,372	0.4
59,700		Astellas Pharma, Inc.	804,911	0.2
2,900		Calbee, Inc.	112,900	0.0
6,800		Chugai Pharmaceutical Co., Ltd.	229,165	0.1
5,200		CyberAgent, Inc.	243,779	0.1
21,600		Daikin Industries Ltd.	1,714,587	0.3

265,800	Daiwa House Industry Co., Ltd.	7,101,307	1.3
38,700	Denso Corp.	1,471,032	0.3
26,000	Dentsu, Inc.	1,321,034	0.3
104,800	Don Quijote Holdings Co. Ltd.	3,728,347	0.7
2,400	Fanuc Ltd.	354,533	0.1
59,300	Honda Motor Co., Ltd.	1,600,257	0.3
28,100	Inpex Corp.	223,391	0.0
204,200	Isuzu Motors Ltd.	2,184,998	0.4
37,100	Japan Airlines Co. Ltd.	1,335,388	0.3
94,800	Japan Tobacco, Inc.	3,873,333	0.7
87,600	Kakaku.com, Inc.	1,577,773	0.3
5,500	Kansai Paint Co., Ltd.	96,193	0.0
61,400	Kao Corp.	3,396,463	0.6
161,600	KDDI Corp.	4,655,007	0.9
7,100	Koito Manufacturing Co., Ltd.	307,602	0.1
39,000	Makita Corp.	2,460,253	0.5
53,000	Mitsubishi Electric Corp.	563,253	0.1
670,800	Mitsubishi UFJ Financial Group, Inc.	3,095,618	0.6
85,000	Mitsui Fudosan Co., Ltd.	2,075,907	0.4
135,500	MS&AD Insurance Group Holdings, Inc.	3,578,758	0.7
71,700	DMG Mori Co. Ltd.	804,438	0.2
34,000	NH Foods Ltd.	757,839	0.1
92,800	Nippon Telegraph & Telephone Corp.	4,152,831	0.8
57,900	NKSJ Holdings, Inc.	1,520,224	0.3
72,500	Olympus Corp.	2,824,355	0.5
140,900	Osaka Securities Exchange Co. Ltd.	2,098,458	0.4
67,000	Pigeon Corp.	1,759,799	0.3
186,000	Rakuten, Inc.	2,022,074	0.4
90,300	Seven & I Holdings Co., Ltd.	3,684,460	0.7
21,500	Shimano, Inc.	3,084,636	0.6
100,400	Shiseido Co., Ltd.	2,232,943	0.4
6,700	SMC Corp.	1,633,860	0.3
60,500	SoftBank Group Corp.	3,253,115	0.6
159,500	Sony Corp.	3,863,349	0.7
20,500	Sugi Holdings Co., Ltd.	991,145	0.2
53,000	Sumitomo Corp.	560,330	0.1
143,500	Sumitomo Mitsui Financial Group, Inc.	4,318,162	0.8
243,000	Sumitomo Mitsui Trust Holdings, Inc.	746,954	0.1
18,300	Suzuken Co., Ltd.	627,107	0.1
57,700	Suzuki Motor Corp.	1,581,186	0.3
102,700	THK Co., Ltd.	2,039,920	0.4
18,200	Tokio Marine Holdings, Inc.	595,549	0.1
22,400	Toyota Motor Corp.	1,135,450	0.2
41,800	United Arrows Ltd.	1,679,615	0.3
116,500	Yahoo! Japan Corp.	521,154	0.1
65,000	Yamato Holdings Co., Ltd.	1,310,975	0.3
		102,551,366	19.4

	Malaysia: 0.1%
380,300	Astro Malaysia Holdings Bhd	268,986	0.1

See Accompanying Notes to Financial Statements

36

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited) (continued)

		Mexico: 0.1%
61,300		Grupo Financiero Santander Mexico SAB de CV ADR	560,282	0.1

		Netherlands: 4.9%
24,356	@	Altice NV - A	369,235	0.1
1,824	@	Altice NV - B	27,882	0.0
255,033	@	ArcelorMittal	1,439,699	0.3
5,562		ASML Holding NV	537,602	0.1
30,449		Airbus Group SE	1,903,608	0.4
210,176		ING Groep NV	2,575,387	0.5
470,535		Koninklijke KPN NV	1,849,050	0.3
68,711		Koninklijke Philips NV	1,888,089	0.4
34,820		NN Group NV	1,208,697	0.2
6,350	@	NXP Semiconductor NV - NXPI - US	541,528	0.1
358,688		Royal Dutch Shell PLC - Class A	9,395,219	1.8
19,198		Royal Dutch Shell PLC - Class B	504,043	0.1
91,237		Wolters Kluwer NV	3,475,476	0.6
			25,715,515	4.9

		Norway: 0.8%
345,007	L	Norsk Hydro ASA	1,501,120	0.3
164,174	L	Telenor ASA	2,824,805	0.5
			4,325,925	0.8

		Philippines: 0.3%
4,306,600		Alliance Global Group, Inc.	1,329,657	0.3

		Portugal: 0.4%
125,635		Jeronimo Martins SGPS SA	2,056,949	0.4

		Russia: 0.0%
2,418		Magnit PJSC GDR	83,828	0.0

		Singapore: 0.5%
173,654		United Overseas Bank Ltd.	2,393,059	0.5

		South Africa: 0.7%
197,131		Clicks Group Ltd.	1,439,786	0.3
16,140		Naspers Ltd.	2,221,048	0.4
			3,660,834	0.7

		South Korea: 1.1%
621		LG Household & Health Care Ltd.	546,770	0.1
681		NAVER Corp.	403,593	0.1
1,277		Samsung Electronics Co., Ltd.	1,391,715	0.3
8,550		Samsung Fire & Marine Insurance Co. Ltd.	2,204,047	0.4
2,400		Samsung Electronics Co., Ltd. GDR	1,310,540	0.2
			5,856,665	1.1

		Spain: 1.7%
13,336		Amadeus IT Holding S.A.	608,130	0.1
291,321		Banco Santander SA	1,479,429	0.3
960,302		Bankia SA	895,797	0.1

59,698		Banco Bilbao Vizcaya Argentaria S.A.	410,235	0.1
256,278	@	Distribuidora Internacional de Alimentacion SA	1,426,031	0.3
30,600		Grifols SA ADR	481,032	0.1
53,849		Industria de Diseno Textil SA	1,733,169	0.3
23,678	L	Red Electrica de Espana	2,117,634	0.4
			9,151,457	1.7

		Sweden: 4.5%
209,865		Assa Abloy AB	4,409,736	0.8
11,747	L	Atlas Copco - A	304,333	0.1
96,314		Atlas Copco - B	2,314,032	0.4
45,757		Electrolux AB	1,329,685	0.3
15,077		Hexagon AB	602,248	0.1
40,168		Investor AB	1,475,777	0.3
119,099		Kinnevik Investment AB	3,431,049	0.6
191,430		Nordea Bank AB	1,860,727	0.4
67,310	L	Sandvik AB	691,549	0.1
19,579		Svenska Cellulosa AB SCA	617,749	0.1
308,688		Svenska Handelsbanken AB	4,117,945	0.8
124,818		Swedbank AB	2,694,673	0.5
			23,849,503	4.5

		Switzerland: 6.1%
18,445		Cie Financiere Richemont SA	1,229,918	0.2
179,204		Credit Suisse Group AG	2,727,210	0.5
16,443		GAM Holding Ltd.	214,827	0.0
18,837		LafargeHolcim Ltd.	956,458	0.2
11,528		Julius Baer Group Ltd.	494,041	0.1
48,494		Nestle S.A.	3,619,577	0.7
106,812		Novartis AG	8,128,635	1.5
17,035		Roche Holding AG	4,310,012	0.8
11,500	@	Schindler Holding AG - Part Cert	2,097,322	0.4
4,063	L	Swatch Group AG - BR	1,386,220	0.3
847		Syngenta AG	339,787	0.1
97,377		Wolseley PLC	5,454,307	1.0
5,939		Zurich Insurance Group AG	1,332,618	0.3
			32,290,932	6.1

		Taiwan: 1.5%
218,976		Hon Hai Precision Industry Co., Ltd. GDR	1,065,848	0.2
181,000		Taiwan Semiconductor Manufacturing Co., Ltd.	831,581	0.1
261,800		Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	6,175,862	1.2
			8,073,291	1.5

		Thailand: 0.3%
161,200		CP ALL PCL	210,757	0.1
2,319,400		Krung Thai Bank PCL	1,158,995	0.2
			1,369,752	0.3

		Turkey: 0.5%
590,427	@	Turkcell Iletisim Hizmet AS	2,555,024	0.5

See Accompanying Notes to Financial Statements

37

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited) (continued)

112,616		Turkiye Garanti Bankasi A/S	346,656	0.0
			2,901,680	0.5

		United Arab Emirates: 0.1%
26,355		DP World Ltd.	491,704	0.1

		United Kingdom: 20.9%
270,136		ARM Holdings PLC	3,707,863	0.7
61,117	@	ASOS PLC	3,224,312	0.6
468,131	#	Auto Trader Group PLC	2,571,140	0.5
255,569		Aviva PLC	1,619,160	0.3
434,718		Barclays PLC	1,091,476	0.2
84,522		Barratt Developments PLC	658,209	0.1
302,204		BHP Billiton PLC	4,129,479	0.8
130,438		British American Tobacco PLC	7,953,106	1.5
39,770		Sky PLC	546,681	0.1
97,976		Burberry Group PLC	1,705,922	0.3
183,848		Capita Group PLC	2,693,739	0.5
456,032		Centrica PLC	1,592,571	0.3
18,695		Compass Group PLC	332,929	0.1
295,522		Direct Line Insurance Group PLC	1,565,569	0.3
115,745		Dixons Carphone PLC	720,509	0.1
12,030		easyJet PLC	259,287	0.1
27,221		Experian PLC	498,820	0.1
158,268		GlaxoSmithKline PLC	3,382,588	0.6
174,400		Hargreaves Lansdown PLC	3,283,517	0.6
206,228		Howden Joinery Group PLC	1,491,776	0.3
294,238	@,L	Imagination Technologies Group PLC	669,612	0.1
188,502	@	Informa PLC	1,805,933	0.3
33,266		InterContinental Hotels Group PLC	1,329,483	0.3
41,400		Intertek Group PLC	1,975,021	0.4
591,456	L	J Sainsbury PLC	2,502,349	0.5
181,876		John Wood Group PLC	1,663,821	0.3
61,379		Johnson Matthey PLC	2,594,186	0.5
223,989		Jupiter Fund Management PLC	1,380,866	0.3
5,410	@	Liberty Global PLC LILAC Group C	219,700	0.0
4,600	@	LivaNova PLC	242,558	0.1
6,477,842		Lloyds Banking Group Plc	6,358,099	1.2
123,995		National Grid PLC	1,769,242	0.3
53,551	@	Provident Financial PLC	2,284,015	0.4
371,989		Prudential PLC	7,342,916	1.4
196,727		Relx PLC	3,485,274	0.7
358,221		Rexam PLC	3,276,191	0.6
48,770		Rightmove PLC	2,756,258	0.5
77,778		Rio Tinto PLC	2,609,173	0.5
125,322	@	Royal Bank of Scotland Group PLC	421,628	0.1
112,115		RSA Insurance Group PLC	753,110	0.1
6,142		SABMiller PLC	376,174	0.1
117,681		Shire PLC	7,343,556	1.4
5,830		Signet Jewelers Ltd.	632,905	0.1
17,364	@	Signet Jewelers Ltd.	1,885,036	0.4
7,659		Smith & Nephew PLC	129,700	0.0

196,596		Standard Chartered PLC	1,589,014	0.3
37,470		Standard Life PLC	178,930	0.0
102,586		Unilever PLC	4,583,752	0.9
1,345,912		Vodafone Group PLC	4,336,325	0.8
40,800		Weir Group PLC	716,680	0.1
26,400		WPP PLC	616,775	0.1
			110,856,935	20.9

		United States: 3.2%
59,312		Anheuser-Busch InBev Worldwide, Inc.	7,357,921	1.4
33,505		Aon PLC	3,522,046	0.7
6,700		Las Vegas Sands Corp.	302,505	0.1
5,300	@	Liberty Global PLC - Class A	199,969	0.0
15,300	@	Liberty Global PLC - Class C	559,980	0.1
7,940	@	Mettler Toledo International, Inc.	2,842,123	0.5
4,200	@	Mobileye NV	160,230	0.0
3,500		Philip Morris International, Inc.	343,420	0.1
928	@	Priceline.com, Inc.	1,246,916	0.2
85,200		Samsonite International SA	274,008	0.1
			16,809,118	3.2

	Total Common Stock (Cost $504,496,879)		510,315,999	96.3

PREFERRED STOCK: 0.2%
		Brazil: 0.1%
46,049		Itau Unibanco Holding S.A.	440,506	0.1

		Germany: 0.1%
5,583		Henkel AG & Co. KGaA	637,687	0.1

		United States: 0.0%
911	@	Peixe Urbano, Inc. - Series A	18	0.0
4,440	@	Peixe Urbano, Inc. - Series C	1,909	0.0
2,046	@	Xiaoju Kuaizhi, Inc., Series A-17	78,213	0.0
			80,140	0.0

	Total Preferred Stock (Cost $1,252,676)		1,158,333	0.2

	Total Long-Term Investments (Cost $505,749,555)		511,474,332	96.5

See Accompanying Notes to Financial Statements

38

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of APRIL 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
	Securities Lending Collateralcc: 2.0%
517,139	BNP Paribas Bank, Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $517,152, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $527,482, due 04/30/16-05/01/46)	517,139	0.1
2,456,833	Citigroup, Inc., Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $2,456,894, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,505,970, due 06/30/17-05/01/46)	2,456,833	0.5
2,456,833	Mizuho Securities USA Inc., Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $2,456,898, collateralized by various U.S. Government Agency Obligations, 2.000%-8.000%, Market Value plus accrued interest $2,505,970, due 06/01/24-08/20/45)	2,456,833	0.5
2,456,833	Nomura Securities, Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $2,456,898, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,505,970, due 05/15/16-03/20/66)	2,456,833	0.5
2,456,800	State of Wisconsin Investment Board, Repurchase Agreement dated 04/29/16, 0.36%, due 05/02/16 (Repurchase Amount $2,456,873, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,513,435, due 04/15/18-01/15/29)	2,456,800	0.4
		10,344,438	2.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
5,033,001	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%††	5,033,001	0.9
517,361	T. Rowe Price Reserve Investment Fund, 0.310%††	517,361	0.1
	Total Mutual Funds
	(Cost $5,550,362)	5,550,362	1.0

	Total Short-Term Investments (Cost $15,894,800)	15,894,800	3.0

	Total Investments in Securities (Cost $521,644,355)	$527,369,132	99.5
	Assets in Excess of Other Liabilities	2,471,102	0.5
	Net Assets	$529,840,234	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2016.

Cost for federal income tax purposes is $528,822,883.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$41,699,149
Gross Unrealized Depreciation	(43,152,900)

Net Unrealized Depreciation	$(1,453,751)

See Accompanying Notes to Financial Statements

39

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.9%
		Australia: 5.9%
13,659,268		GPT Group	52,021,509	1.4
1,024,639		Investa Office Fund	3,235,328	0.1
29,565,628		Mirvac Group	41,830,537	1.1
8,408,938		Scentre Group	29,847,804	0.8
12,386,484		Vicinity Centres	31,134,634	0.9
7,872,109		Westfield Corp.	60,124,254	1.6
			218,194,066	5.9

		France: 7.7%
395,490		Gecina S.A.	57,152,373	1.6
207,742		Icade	16,343,862	0.4
2,212,928		Klepierre	104,079,967	2.8
396,589		Unibail-Rodamco SE	106,304,326	2.9
			283,880,528	7.7

		Germany: 3.0%
357,489		Deutsche Wohnen AG	10,961,337	0.3
898,862		LEG Immobilien AG	83,382,574	2.2
515,534		Vonovia SE	17,377,779	0.5
			111,721,690	3.0

		Hong Kong: 7.0%
12,710,500		Cheung Kong Property Holdings Ltd.	86,806,242	2.4
1,033,000		Henderson Land Development Co., Ltd.	6,438,214	0.2
13,680,000		Link REIT	82,994,932	2.2
6,550,000		Sun Hung Kai Properties Ltd.	82,550,455	2.2
			258,789,843	7.0

		Japan: 13.7%
131,000		Daito Trust Construction Co., Ltd.	18,527,626	0.5
16,264		GLP J-Reit	19,756,001	0.5
5,153		Invincible Investment Corp.	3,912,834	0.1
1,244		Japan Real Estate Investment Corp.	7,746,408	0.2
34,092		Japan Retail Fund Investment Corp.	83,759,579	2.3
6,463		Kenedix Office Investment Corp.	37,841,306	1.0
6,412	@	LaSalle Logiport REIT	6,122,737	0.2
4,734,223		Mitsubishi Estate Co., Ltd.	89,962,618	2.4
3,404,688		Mitsui Fudosan Co., Ltd.	83,150,766	2.3
18,618		Mori Hills REIT Investment Corp.	27,937,843	0.8
22,829		Nippon Prologis REIT, Inc.	54,740,242	1.5
1,209		Nippon Building Fund, Inc.	7,659,020	0.2
20,554		Orix JREIT, Inc.	34,234,752	0.9
1,003,000		Sumitomo Realty & Development Co., Ltd.	29,163,499	0.8
			504,515,231	13.7

		Netherlands: 1.1%
502,389		Eurocommercial Properties NV	23,462,981	0.6
3,684,092		NSI NV	17,509,688	0.5
			40,972,669	1.1

		Spain: 0.3%
603,787	@,L	Hispania Activos Inmobiliarios SA	8,866,717	0.3

		Sweden: 0.5%
1,234,559		Hufvudstaden AB	19,158,498	0.5

		United Kingdom: 5.6%
1,937,071		British Land Co. PLC	20,380,937	0.5
524,773		Derwent London PLC	25,221,821	0.7
2,961,844		Great Portland Estates PLC	32,841,682	0.9
2,040,052		Hammerson PLC	17,458,653	0.5
6,091,996		Land Securities Group PLC	100,904,564	2.7
2,186,381		Safestore Holdings PLC	10,839,618	0.3
			207,647,275	5.6

		United States: 55.1%
435,700		Alexandria Real Estate Equities, Inc.	40,498,315	1.1
576,308		AvalonBay Communities, Inc.	101,885,491	2.8
286,430		Boston Properties, Inc.	36,909,370	1.0
815,560		CubeSmart	24,148,732	0.7
888,350		DCT Industrial Trust, Inc.	35,862,690	1.0
2,847,800		DDR Corp.	49,836,500	1.4
762,792		Digital Realty Trust, Inc.	67,110,440	1.8
1,924,500		Equity Residential	131,000,715	3.6
83,646		Essex Property Trust, Inc.	18,439,761	0.5
811,600	L	Gaming and Leisure Properties, Inc.	26,612,364	0.7
3,972,854		General Growth Properties, Inc.	111,359,098	3.0
971,200		Healthcare Realty Trust, Inc.	29,407,936	0.8
1,123,998		Healthcare Trust of America, Inc.	32,472,302	0.9
494,980		Highwoods Properties, Inc.	23,130,415	0.6
3,599,535		Host Hotels & Resorts, Inc.	56,944,644	1.5
930,000		Kilroy Realty Corp.	60,273,300	1.6
3,281,730		Kimco Realty Corp.	92,282,248	2.5
641,814	@	MGM Growth Properties LLC	14,164,835	0.4
1,828,600		Paramount Group, Inc.	30,537,620	0.8
1,208,792		Pebblebrook Hotel Trust	33,411,011	0.9
2,089,282		ProLogis, Inc.	94,874,296	2.6
504,924		Public Storage, Inc.	123,610,444	3.3
546,200		Regency Centers Corp.	40,254,940	1.1

See Accompanying Notes to Financial Statements

40

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

1,045,820	Simon Property Group, Inc.	210,387,609	5.7
856,230	SL Green Realty Corp.	89,972,648	2.4
4,575,856	Spirit Realty Capital, Inc.	52,302,034	1.4
657,500	Sun Communities, Inc.	44,624,525	1.2
2,517,515	Sunstone Hotel Investors, Inc.	32,249,367	0.9
1,581,855	UDR, Inc.	55,238,377	1.5
6,740,700	VEREIT, Inc.	59,857,416	1.6
934,702	Vornado Realty Trust	89,479,022	2.4
1,793,400	Welltower, Inc.	124,497,828	3.4
		2,033,636,293	55.1

	Total Common Stock
	(Cost $2,638,913,501)	3,687,382,810	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Securities Lending Collateralcc: 0.4%
650,025	BNP Paribas Bank, Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $650,041, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $663,026, due 04/30/16-05/01/46)	650,025	0.0
3,088,108	Citigroup, Inc., Repurchase Agreement dated 04/29/16, 0.30%, due 05/02/16 (Repurchase Amount $3,088,184, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,149,870, due 06/30/17-05/01/46)	3,088,108	0.1
3,088,108	Mizuho Securities USA Inc., Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $3,088,189, collateralized by various U.S. Government Agency Obligations, 2.000%-8.000%, Market Value plus accrued interest $3,149,870, due 06/01/24-08/20/45)	3,088,108	0.1
3,088,108	Nomura Securities, Repurchase Agreement dated 04/29/16, 0.32%, due 05/02/16 (Repurchase Amount $3,088,189, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,149,870, due 05/15/16-03/20/66)	3,088,108	0.1
3,088,100	State of Wisconsin Investment Board, Repurchase Agreement dated 04/29/16, 0.36%, due 05/02/16 (Repurchase Amount $3,088,191, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $3,159,288, due 04/15/18-01/15/29)	3,088,100	0.1
		13,002,449	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
7,937,419	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%††
	(Cost $7,937,419)	7,937,419	0.2

	Total Short-Term Investments
	(Cost $20,939,868)	20,939,868	0.6

	Total Investments in Securities (Cost $2,659,853,369)	$3,708,322,678	100.5
	Liabilities in Excess of Other Assets	(17,932,837)	(0.5)
	Net Assets	$3,690,389,841	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2016.

Cost for federal income tax purposes is $2,821,565,218.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,022,634,492
Gross Unrealized Depreciation	(135,877,032)

Net Unrealized Appreciation	$886,757,460

See Accompanying Notes to Financial Statements

41

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Australia: 12.2%
2,002,161		Aventus Retail Property Fund Ltd.	3,285,591	0.6
2,220,627		GPT Group	8,457,288	1.5
345,573		Investa Office Fund	1,091,157	0.2
10,560,366		Mirvac Group	14,941,194	2.7
4,436,045		Peet Ltd.	3,187,444	0.6
1,945,214		Scentre Group	6,904,602	1.2
3,338,720		Stockland	11,042,840	2.0
2,432,995		Westfield Corp.	18,582,315	3.4
			67,492,431	12.2

		Canada: 2.9%
259,700		Allied Properties Real Estate Investment Trust	7,316,805	1.3
319,600		Smart Real Estate Investment Trust	8,579,045	1.6
			15,895,850	2.9

		China: 1.0%
2,222,000		China Resources Land Ltd.	5,458,762	1.0

		France: 9.1%
56,501		Gecina S.A.	8,164,975	1.5
313,097		Klepierre	14,725,796	2.6
102,483		Unibail-Rodamco SE	27,470,218	5.0
			50,360,989	9.1

		Germany: 9.1%
183,452	#	ADO Properties SA	6,039,304	1.1
41,707		Alstria Office REIT-AG	585,642	0.1
131,271		Deutsche Euroshop AG	6,124,838	1.1
446,509		Deutsche Wohnen AG	13,690,870	2.5
103,328		LEG Immobilien AG	9,585,181	1.7
421,957		Vonovia SE	14,223,457	2.6
			50,249,292	9.1

		Hong Kong: 13.1%
1,931,500		Cheung Kong Property Holdings Ltd.	13,191,161	2.4
346,000		Kerry Properties Ltd.	940,220	0.2
4,369,700		Link REIT	26,510,450	4.8
2,494,490		Sun Hung Kai Properties Ltd.	31,438,364	5.7
			72,080,195	13.1

		Ireland: 0.7%
1,825,326		Green REIT plc	2,988,843	0.6
526,648		Hibernia REIT plc	777,320	0.1
			3,766,163	0.7

		Italy: 0.5%
3,813,838		Beni Stabili S.p.A.	2,831,622	0.5

		Japan: 26.5%
6,553		Fukuoka REIT Corp.	11,942,993	2.2
4,830		Invincible Investment Corp.	3,667,570	0.7
1,090		Japan Real Estate Investment Corp.	6,787,448	1.2
2,849		Japan Retail Fund Investment Corp.	6,999,620	1.3
3,053		Kenedix Office Investment Corp.	17,875,523	3.2
6,680		Kenedix Retail REIT Corp.	17,616,333	3.2
1,362,300		Mitsubishi Estate Co., Ltd.	25,887,263	4.7
700,277		Mitsui Fudosan Co., Ltd.	17,102,468	3.1
6,520		Mori Hills REIT Investment Corp.	9,783,797	1.8
2,213		Nippon Prologis REIT, Inc.	5,306,415	1.0
1,099		Nippon Accommodations Fund, Inc.	4,645,912	0.8
628,500		Sumitomo Realty & Development Co., Ltd.	18,274,436	3.3
			145,889,778	26.5

		Netherlands: 1.4%
118,400		Eurocommercial Properties NV	5,529,613	1.0
499,182		NSI NV	2,372,504	0.4
			7,902,117	1.4

		Singapore: 3.8%
7,689,900		Ascendas Real Estate Investment Trust	14,034,741	2.5
1,945,500		CapitaLand Ltd.	4,481,319	0.8
435,000		City Developments Ltd.	2,690,637	0.5
			21,206,697	3.8

		Spain: 1.1%
307,650	@	Hispania Activos Inmobiliarios SA	4,517,894	0.8
129,982		Merlin Properties Socimi SA	1,512,953	0.3
			6,030,847	1.1

		Sweden: 2.7%
470,687		Castellum AB	7,539,719	1.3
189,979		Fabege AB	3,172,528	0.6
278,811		Hufvudstaden AB	4,326,727	0.8
			15,038,974	2.7

		Switzerland: 0.8%
46,348		PSP Swiss Property AG	4,470,004	0.8

		United Kingdom: 12.3%
1,265,895		British Land Co. PLC	13,319,143	2.4
490,261		Capital & Counties Properties PLC	2,536,570	0.5
57,671		Derwent London PLC	2,771,804	0.5
449,066		Great Portland Estates PLC	4,979,358	0.9
718,345		Hammerson PLC	6,147,557	1.1
986,331		Land Securities Group PLC	16,337,059	3.0
789,963		Safestore Holdings PLC	3,916,471	0.7
967,516		Segro PLC	5,911,417	1.1
161,833		Shaftesbury PLC	2,152,626	0.4
586,062		ST Modwen Properties PLC	2,623,787	0.5
439,643		Unite Group PLC	4,065,408	0.7

See Accompanying Notes to Financial Statements

42

VOYA International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2016 (Unaudited) (continued)

233,451	Workspace Group PLC	2,850,725	0.5
		67,611,925	12.3

	Total Common Stock
	(Cost $445,888,448)	536,285,646	97.2

	Assets in Excess of Other Liabilities	15,338,984	2.8
	Net Assets	$551,624,630	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.

Cost for federal income tax purposes is $469,316,800.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$87,005,620
Gross Unrealized Depreciation	(20,036,774)

Net Unrealized Appreciation	$66,968,846

See Accompanying Notes to Financial Statements

43

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a -2) is attached hereto as EX- 99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: July 8, 2016

By:	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: July 8, 2016